As filed with the Securities and Exchange Commission on March 31, 1998
                                                    Registration No. 333-____



                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM S-3
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                 (Depositor)
           (Exact name of registrant as specified in its charter)





                        DELAWARE                     13-3836437
(State of incorporation)      (I.R.S. Employer Identification Number)



                          _________________________
                               245 PARK AVENUE
                          NEW YORK, NEW YORK  10167
                                (212) 272-4095
             (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)
                          _________________________
                             JOHNATHAN LIEBERMANN
                               245 PARK AVENUE
                          NEW YORK, NEW YORK  10167
                                (212) 272-4094
          (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                          _________________________
                               With a copy to:
                            STEPHEN B. ESKO, ESQ.
                               BROWN & WOOD LLP
                            ONE WORLD TRADE CENTER
                          NEW YORK, NEW YORK  10048
                          __________________________
       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
FROM TIME TO TIME AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, AS
                       DETERMINED BY MARKET CONDITIONS.
                          __________________________

     IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX.
     IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED ONLY IN CONNECTION WITH DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX.
     IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING.
     IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX
 AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING.
     IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX.

                       CALCULATION OF REGISTRATION FEE



                                                                                Proposed            Proposed

                                                           Amount              Maximum            Maximum            Amount of
             Title of Each Class of                         to be          Aggregate Price       Aggregate         Registration
             Securities to Be Registered                  Registered           Per Unit         Offering Price           Fee
Asset Backed Securities . . . . . . . . . . . . . . .     $1,000,000             100%           $1,000,000              $295



       Estimated for the purpose of calculating the registration fee.
                          ___________________________
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.



PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED ________  , 199_)
                                      $

                  BEAR STEARNS HOME EQUITY LOAN TRUST 199_-_

                               (              )
                                   SERVICER

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                  DEPOSITOR

     The Home Equity Loan Asset-Backed Certificates, Series 199_-_ collectively, the "Certificates"), will consist of the Classes identified in the chart below (the "Offered Certificates") as well as certain additional Classes of Certificates which are not being offered for sale hereunder. The Certificates will evidence in the aggregate the entire beneficial interest in a trust (the "Trust") to be formed pursuant to a Pooling and Servicing Agreement (the "Agreement") among Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor"), ________________, as Servicer (the "Servicer"), and __________, as Trustee and Back-Up Servicer (the "Trustee" and the "Back-Up Servicer," respectively). The property of the Trust will include assets composed of Primary Assets, which may include one or more pools of (i) closed-end and/or revolving home equity loans (the "Home Equity Loans"), secured generally by subordinate liens on one- to four-family residential or mixed-use properties, (ii) home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts") which are either unsecured or secured generally by subordinate liens on one- to four-family residential or mixed-use properties, or by purchase money security interests in the home improvements financed thereby, and (iii) securities backed or secured by Home Equity Loans and/or Home Improvement Contracts. The Home Equity Loans and the Home Improvement Contracts are referred to herein as "Loan Group One" and "Loan Group Two", respectively. The Home Equity Loans and the Home Improvement Contracts are collectively referred to herein as the "Loans". The Trust also will include $__________ on deposit in the Pre-Funding Account which will be used to purchase additional Home Equity Loans and Home Improvement Contracts prior to ________, 199_ as described herein and funds on deposit in the Capitalized Interest Account.
                                               (cover continued on next page)

 SEE "RISK FACTORS" HEREIN ON PAGE S-14 AND IN THE PROSPECTUS ON PAGE 17 FOR CERTAIN FACTORS TO BE CONSIDERED IN PURCHASING THE OFFERED CERTIFICATES.

    THE CERTIFICATES DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE SELLER, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES.
NEITHER THE CERTIFICATES NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED



     BY ANY GOVERNMENTAL ENTITY, THE SELLER, THE SERVICER OR ANY OF THEIR AFFILIATES.

                     ---------------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE
             PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A
                              CRIMINAL OFFENSE.

                     ---------------------------------




                                   Initial Certificate   Pass-Through       Price to          Underwriting          Proceeds to
                                    Principal Balance       Rate           Public(1)           Discount          Depositor(1)(2)
Per Class A-1 Certificate . . . .   $                                %                 %                    %                      %
Per Class A-2 Certificate . . . .   $                                %                 %                    %                      %
Per Class A-3 Certificate . . . .   $                        (3)                       %                    %                      %
Total . . . . . . . . . . . . . .   $                                   $                 $                    $




__________________

(1)  Plus accrued interest, if any, from ____________.
(2)  Before deducting expenses, estimated to be $_________.
(3) The Class A-3 Certificates will bear interest at a variable rate which, for any Distribution Date, will equal the lesser of (i) __% per annum and (ii) the weighted average of the Remittance Rates (as defined herein) of the Loans in Loan Group . The Certificate Rate for the first Distribution Date is excepted to be approximately ___% per annum. See "DESCRIPTION OF THE CERTIFICATES" herein.

                     ---------------------------------

     The Offered Certificates are offered by Bear, Stearns & Co. Inc. (the "Underwriter") when, as and if issued, delivered to and accepted by the Underwriter and subject to certain other conditions. It is expected that delivery of the Offered Certificates will be made in book entry form only, through the Same Day Funds Settlement System of The Depository Trust Company, on or about _________, ____.

                           Bear, Stearns & Co. Inc.

          The date of this Prospectus Supplement is ________, ____.


(cover page continued)


     Distributions of principal and interest on the Offered Certificates will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day (each, a "Distribution Date"), commencing in ___________. On each Distribution Date, holders of the Offered Certificates will be entitled to receive, from and to the extent of funds available in the related Distribution Account (as defined herein), distributions with respect to interest and principal calculated as set forth herein. The Offered Certificates will have the benefit of an irrevocable and unconditional surety bond (the "Policy") issued by _____________ (the
"Certificate Insurer") pursuant to which the Certificate Insurer will guarantee payments to the holders of the Offered Certificates as described
herein.   See "DESCRIPTION OF THE CERTIFICATES" herein.

     There is currently no secondary market for the Offered Certificates. The Underwriter intends to establish a market in the Offered Certificates but is not obligated to do so. There can be no assurance that a secondary market for any of the Offered Certificates will develop, or if one does develop, that it will continue or offer sufficient liquidity of investment.

     THE YIELD TO INVESTORS IN EACH CLASS OF OFFERED CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE LOANS IN THE RELATED LOAN GROUP, WHICH GENERALLY MAY BE PREPAID IN FULL OR IN PART AT ANY TIME WITHOUT PENALTY. THE YIELD TO MATURITY OF A CLASS OF OFFERED CERTIFICATES PURCHASED AT A DISCOUNT OR PREMIUM WILL BE MORE SENSITIVE TO THE RATE AND TIMING OF PAYMENTS THEREON. HOLDERS OF THE OFFERED CERTIFICATES SHOULD CONSIDER, IN THE CASE OF ANY SUCH CERTIFICATES PURCHASED AT A DISCOUNT, THE RISK THAT A SLOWER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD AND, IN THE CASE OF ANY OFFERED CERTIFICATES PURCHASED AT A PREMIUM, THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD. NO REPRESENTATION IS MADE AS TO THE ANTICIPATED RATE OF PREPAYMENTS ON THE LOANS OR AS TO THE RESULTING YIELD TO MATURITY OF ANY CLASS OF OFFERED CERTIFICATES.

     An election will be made to treat certain assets of the Trust as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Offered Certificates will be designated as "regular interests" in a REMIC. See "CERTAIN MATERIAL FEDERAL INCOME TAX CONSIDERATIONS" in the Prospectus.

     THE  ATTORNEY GENERAL  OF THE  STATE OF  NEW YORK HAS  NOT PASSED  ON OR
ENDORSED THE MERITS OF THIS OFFERING.   ANY REPRESENTATION TO THE CONTRARY IS
UNLAWFUL.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE OFFERED CERTIFICATES AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                        _____________________________

     The Certificates offered by this Prospectus Supplement constitute a separate series of Securities being offered by the Depositor pursuant to its Prospectus dated ________, of which this Prospectus Supplement is a part and which accompanies this Prospectus Supplement. The Prospectus contains important information regarding this offering which is not contained herein and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full.


                               SUMMARY OF TERMS

     The following summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms used but not defined herein or in the accompanying Prospectus are defined in the "GLOSSARY OF TERMS" in the Prospectus.

Trust

          Bear Stearns Home Equity Loan Trust 199_-_ (the "Trust") will be formed pursuant to a Pooling and Servicing Agreement (the "Agreement"), to be dated as of ___________ (the "Cut-Off Date"), among Bear Stearns Asset Backed Securities, Inc. as depositor (the "Depositor"), ___________________, as servicer (together with any successor in such capacity, the "Servicer"), and _________________, as trustee (the "Trustee") and back-up servicer (the "Back-Up Servicer"). The property of the Trust will include: one or more pools of closed-end and/or revolving home equity loans (the "Home Equity Loans"), secured generally by subordinate liens on one- to four-family residential or mixed-use properties; home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts") which are either unsecured or secured generally by subordinate liens on one- to four-family residential or mixed-use properties, or by purchase money security interests in the home improvements financed thereby; securities backed or secured by Home Equity Loans and/or Home Improvement Contracts. The Home Equity Loans and the Home Improvement Contracts are individually referred to herein as "Loan Group One" and "Loan Group Two," respectively, and collectively as the "Loans"; securities backed or secured by the Loans; payments in respect of the Loans received on and after the Cut-Off Date; property that secured a Mortgage Loan which has been acquired by foreclosure or deed in lieu of foreclosure; rights under certain hazard insurance policies covering the Mortgaged Properties; funds on deposit in the Pre-Funding Account, the Capitalized Interest Account and the Spread Account (each as defined below); the Depositor's rights under the Purchase Agreement (as defined herein); and certain other property, as described more fully herein. In addition, the Depositor has caused the Certificate Insurer (as defined below) to issue an irrevocable and unconditional surety bond (the "Policy") for the benefit of the Holders of the Offered Certificates pursuant to which it will guarantee payments to such Holders as described herein.

Securities Offered

          The Home Equity Loan and Home Improvement Contract Asset-Backed Certificates, Series 199_-_ (the "Certificates") will consist of the Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Offered Certificates"), the Class I Certificates and the Class R Certificates. Only the Offered Certificates are offered hereby. Any information contained herein regarding the Class I or Class R Certificates is included solely to permit a better understanding of the Offered Certificates.

          The Class A-1 and Class A-2 Certificates (collectively, the "Fixed Rate Certificates") and the Class I Certificates are related to Loan Group One (Home Equity Loans) and the Class A-3 Certificates are related to Loan Group Two (Home Improvement Contracts). Each Class of Offered Certificates represents the right to receive payments of interest at the per annum rate (the "Certificate Rate") described below and payable monthly, and payments of principal to the extent provided below. The Offered Certificates will be offered for purchase in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof, provided, however, that one Certificate of each Class of Offered Certificates may be issued in an amount representing the remainder, if any, of such
          Class. The "Percentage Interest" evidenced by an Offered Certificate will be equal to the percentage derived by dividing the denomination of such Certificate by the aggregate denomination of all Certificates of the same Class as such Certificate.

Registration of the
Offered Certificates

          The Offered Certificates initially will be represented by one or more certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"), and will be available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). References herein to "holders" reflect the rights of owners of the Offered Certificates only as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "RISK FACTORS-- Book-Entry Registration May Affect Liquidity" and "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration" herein.

Distribution and
Record Dates

          Distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, on the succeeding Business Day (each, a "Distribution Date"), commencing in ______________. Distributions on a Distribution Date will be made to Holders of record as of the last Business Day of the month preceding the month in which such Distribution Date occurs (each, a "Record Date").

Depositor

          Bear Stearns Asset Backed Securities, Inc. (the "Depositor"), a wholly-owned, special purpose subsidiary of The Bear Stearns Companies Inc. None of The Bear Stearns Companies Inc. nor any other affiliate of the Depositor, the Servicer, the Trustee or the Seller has guaranteed or is otherwise obligated with respect to the Certificates. See "THE DEPOSITOR" in the Prospectus.


Seller

          ____________________________.     All  of   the  Loans   originally
          delivered to the Trust (the "Initial Loans") were, and any Subsequent Loans (as defined below) will be, originated by the Seller or by an affiliate and acquired by the Seller in the ordinary course of its business. The Loans will be acquired by the Depositor in a privately negotiated transaction concurrently with the delivery of such Loans to the Trust. The Seller's corporate headquarters are located at ______________, and its telephone number is _____________. See "THE SELLER AND THE SERVICER" herein.

Servicer       ______________________________________________.      See  "THE
               SELLER AND THE SERVICER" herein.

Trustee and
Back-Up Servicer         ____________, a  ______________ organized  under the
                         laws of __________, will act as trustee and back-up servicer (the "Trustee" and the "Back-Up Servicer," respectively).

Cut-Off Date        ____________.

Closing Date        On or about ___________.

The Loans

          The Loans consist of promissory notes or other evidences of indebtedness (the "Mortgage Notes") secured generally by mortgages, deeds of trust or other instruments (the "Mortgages") creating subordinate liens primarily on one- to four-family residential or mixed use properties (the "Mortgaged Properties"), and in the case of the Home Improvement Contracts, by purchase money security interests in the home improvements financed thereby. Certain of the Home Improvement Contracts will be unsecured. The Loans bear fixed or adjustable rates (each, a "Loan Rate"). Interest on each fixed rate Mortgage Loan is calculated on the "simple interest" method ("Simple Interest Loans"), and interest on each adjustable rate Mortgage Loan is calculated on the "actuarial" method ("Actuarial Loans"). Monthly payments are due on the date of the month specified in the related Mortgage Note (each, a "Due Date"). The Due Dates for the Loans occur throughout the month. Except for the Balloon Loans (defined herein) in Loan Group (ONE), the Loans are fully amortizing.

          The Loans will be divided into two Loan Groups. Loan Group One will consist of fixed rate and/or adjustable rate Home Equity Loans ("ARMs"), and Loan Group Two will consist of fixed rate and/or adjustable rate (ARM) Home Improvement Contracts. The Loan Rate borne by each ARM is subject to adjustment annually on the date set forth in the related Mortgage Note (each, a "Change Date") to equal the sum of (i) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board as of the date __ days before the applicable Change Date (the "Index") and (ii) the number of basis points set forth in such Mortgage Note (the "Gross Margin"), subject to rounding and to the effects of the Periodic Cap, the applicable Lifetime Cap and the applicable Lifetime Floor. The "Periodic Cap" limits changes in the Loan Rate for each ARM on each Change Date to ___ basis points. The "Lifetime Cap" is the maximum Loan Rate that may be borne by an ARM over its life and is equal to the sum of (i) the initial Loan Rate for such ARM and (ii) ___ basis points. The "Lifetime Floor" is the minimum Loan Rate that may be borne by an ARM over its life and is equal to the initial Loan Rate for such ARM. The ARMs do not provide for negative amortization. None of the ARMs has reached its initial Change Date.

          The "Principal Balance" of a Mortgage Loan (other than a Liquidated Mortgage Loan (as defined herein)) on any day is equal to its principal balance as of the Cut-Off Date (or, with respect to a Subsequent Mortgage Loan, its principal balance as of the applicable Subsequent Cut-Off Date), minus all collections credited against the Principal Balance of such Mortgage Loan. The Principal Balance of a Liquidated Mortgage Loan after final recovery of related Liquidation Proceeds (as defined herein) will be zero. With respect to any Distribution Date and Loan Group, the "Loan Group Balance" will be equal to the aggregate of the Principal Balances of all Loans in such Loan Group as of the first day of the related Due Period. SEE "DESCRIPTION OF THE LOANS" herein and Appendix A attached hereto.

Pre-Funding Account
          On the Closing Date, an aggregate cash amount (the "Pre-Funded Amount") not to exceed approximately $___________ will be deposited in the Pre-Funding Account. Of such amount, approximately $___________ will be used to purchase additional home equity loans, home improvement installment sales contracts and installment loan agreements secured by first or second liens on Mortgaged Properties ("Subsequent Loans") for deposit into the applicable Loan Group and, if required, to make accelerated payments of principal on the Fixed Rate Certificates and approximately $_________ will be used to purchase Subsequent Loans for deposit into the applicable Loan Group and, if required, to make accelerated payments of principal on the Class A-3 Certificates. During the period (the "Pre-Funding Period") from the Closing Date to the earliest to occur of (i) the date on which the aggregate amount on deposit in the Pre-Funding Account is less than $_______, (ii) an Event of Default under the Agreement and (iii) ________ __, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Loans in accordance with the Agreement. Any net investment earnings on the Pre-Funded Amount will be transferred to the Capitalized Interest Account on each Distribution Date during the Pre-Funding Period. Any Pre-Funded Amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the Distribution Date occurring at or immediately following the end of the Pre-Funding Period as a prepayment of principal of the Class A-1 and Class A-2 Certificates on a pro rata basis, or on the Class A-3 Certificates, as applicable, based on the remaining Pre-Funded Amount allocated to the related Loan Group. ONLY FIXED RATE AND/OR ADJUSTABLE SUBSEQUENT HOME EQUITY LOANS MAY BE ADDED TO LOAN GROUP ONE, AND ONLY FIXED AND/OR ADJUSTABLE RATE SUBSEQUENT HOME IMPROVEMENT CONTRACTS MAY BE ADDED TO LOAN GROUP TWO.

Capitalized Interest
Account
          On the Closing Date, funds will be deposited in an account (the "Capitalized Interest Account") created and maintained with the Trustee. The amount so deposited will be used by the Trustee on the Distribution Dates during the Pre-Funding Period to fund the excess, if any, of the Interest Remittance Amounts for the Offered Certificates (as defined below) and the premium due on the Policy over the funds available therefor on such Distribution Dates. Any funds remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be distributed to the Holders of the Class R Certificates.

Final Scheduled Distribution

Date

          The Final Scheduled Distribution Dates for each of the respective classes of Offered Certificates are as set forth below, although it is anticipated that the actual final Payment Date for each Class of Offered Certificates will occur significantly earlier than the related Final Scheduled Distribution Date. See "Prepayment and Yield considerations" herein.

                                                  Final Scheduled
                                              Distribution Date
                                              -----------------

     Class A-1 Certificates
     Class A-2 Certificates
     Class A-3 Certificates

Interest

          The Certificate Rate for each Class of Offered Certificates will be as set forth or described on the cover page hereof. The "Remittance Rate" for each Mortgage Loan in Loan Group Two will be calculated monthly, and for any Distribution Date will equal the Loan Rate for such Mortgage Loan at the beginning of the related Due Period (defined below) minus the sum of (a) the Expense Fee Rate (defined herein) and (b) the related Excess Spread Rate. The "Excess Spread Rate" for any Mortgage Loan in Loan Group Two will equal the excess of (x) the Gross Margin for such Mortgage Loan less the Expense Fee Rate over (y) _____%. Holders of the Offered Certificates will be entitled to receive on each Distribution Date, to the extent funds are available therefor, interest at the applicable Certificate Rate accrued during the related Interest Period on the related Class Certificate Balance (as described below under the caption "Principal"). Holders of the Class I Certificates will be entitled to receive on each Distribution Date, to the extent funds are available therefor and concurrently with distributions of interest on the Fixed Rate Certificates, interest at the rate of _____% per annum accrued during the related Interest Period on the Notional Balance of the Class I Certificates which, for any Distribution Date, will equal the Loan Group Balance of Loan Group One as of the first day of the related Due Period. The amount of interest (as described above) payable with respect to a Class of Offered Certificates or the Class I Certificates constitutes the "Interest Remittance Amount" for such Class.

          The "Interest Period" for each Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs. Interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. See "DESCRIPTION OF THE CERTIFICATES" herein.

Principal

          As to any Loan Group and Distribution Date, the "Basic Principal Amount" will equal the sum of (i) each payment of principal on a Mortgage Loan received by the Servicer (exclusive of amounts described in clauses (ii) and (iii) below) during the calendar month preceding the calendar month in which such Distribution Date occurs (with respect to any Distribution
          Date, the "Due Period"); (ii) curtailments (i.e., partial prepayments) and prepayments in full received during the related Due Period; (iii) all Insurance Proceeds and Net Liquidation Proceeds allocable to recoveries of principal of Home Equity Loans and Home Improvement Contracts received during the related Due Period; (iv) an amount equal to the excess, if any, of the Principal Balance (immediately prior to liquidation) of each Mortgage Loan liquidated during the related Due Period over the principal portion of Net Liquidation Proceeds received during such Due Period (the "Unrecovered Class A Portion"); and (v) (a) the outstanding Principal Balance of any Mortgage Loan purchased by the Seller or the Servicer as required or permitted by the Agreement as of the related Determination Date and (b) with respect to any Defective Mortgage Loan for which the Seller substitutes an Eligible Substitute Mortgage Loan as of the related Determination Date, any excess of the Principal Balance of such Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan, plus the amount of any unreimbursed Servicing Advances (defined herein) made by the Servicer with respect to the Mortgage Loan to the extent received.
          Distributions of principal of a Class of Offered Certificates will be measured by the Basic Principal Amount for the related Loan Group. As to any Distribution Date and Class of Offered Certificates, the "Principal Remittance Amount" will equal the sum of (i) the lesser of (x) the Basic Principal Amount for the related Loan Group and (y) the portion of such Basic Principal Amount required to be distributed to increase the Overcollateralization Amount (defined below) for the related Loan Group to the Required Overcollateralization Amount (defined below) for such Loan Group,
          (ii) the related Carry-Forward Amount (defined below), and (iii) on the Distribution Date at or immediately following the end of the Pre-Funding Period, the amount, if any, allocable to the related Loan Group remaining in the Pre-Funding Account (exclusive of any investment earnings included therein). Distributions of principal will be allocated among the Classes of Offered Certificates as described herein under "DESCRIPTION OF THE CERTIFICATES--Priority of Distributions." As described below, Holders of a Class of Offered Certificates also may receive distributions of Additional Principal (defined below) on a Distribution Date.

          The Interest Remittance Amount, the Principal Remittance Amount and the Additional Principal, if any, for a Class of Offered Certificates together constitute the "Class Remittance Amount" for such Class and each Distribution Date.

          An amount to cover any loss on a liquidated Mortgage Loan (i.e., the Unrecovered Class A Portion) may or may not be distributed to the Holders of the related Class of Offered Certificates on the Distribution Date which immediately follows the event of loss. However, the Holders of such Certificates are entitled to receive ultimate recovery of 100% of the original Class Certificate Balance of the applicable Class of Certificates.

          The "Class Certificate Balance" of a Class of Offered Certificates on any date is equal to the Class Certificate Balance of such Class on the Closing Date (the "Original Class Certificate Balance") minus the aggregate of amounts actually distributed as principal to the Holders of such Class of Offered Certificates.
          The "Carry-Forward Amount" of a Class of Offered Certificates on any Distribution Date will equal the sum of (a) the excess of the aggregate of the Class Remittance Amounts as of each preceding Distribution Date over the amount of the actual distributions to the Holders of such Class of Offered Certificates made on any such Distribution Date and not subsequently distributed, and (b) interest on the amount, if any, of the interest component of the amount described in clause (a) at one-twelfth of the applicable Certificate Rate. See "DESCRIPTION OF THE CERTIFICATES" herein.

Overcollateralization
and Crosscollateralization

          On any Distribution Date on which the Overcollateralization Amount for a Loan Group is less than the Required Overcollateralization Amount for such Loan Group, the Remaining Net Excess Spread for such Loan Group plus the Available Transfer Cashflow and the Net Excess Principal, if any, will be used to make additional distributions of principal of the related Class or Classes of Offered Certificates ("Additional Principal") until such Overcollateralization Amount equals the related Required Overcollateralization Amount.

          As   to    any   Loan    Group   and    Distribution   Date,    the
          "Overcollateralization Amount" will equal the sum of (a) the excess, if any, of (i) the sum of the Loan Group Balance and the amount on deposit in the Pre-Funding Account allocated to such Loan Group (exclusive of any investment earnings included therein) as of the close of business on the last day of the related Due Period, over (ii) the Class Certificate Balance of the related Class or Classes of Offered Certificates, after giving effect to the distributions of the related Principal Remittance Amount on such Distribution Date, and (b) the amount, if any, on deposit in the Spread Account allocated to the related Class or Classes of Offered Certificates.

          The Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization (the
          "Required Overcollateralization Amount") may (i) increase or decrease over time based on the delinquency and default experience on the Loans in the Trust, (ii) be increased by the Certificate Insurer at the end of the Pre-Funding Period, (iii) step down based on the passage of time and the amortization of the Loans in the Trust or (iv) be reduced or eliminated by the Certificate Insurer so long as a Certificate Insurer Default (as defined herein) has not occurred.

          As to any Distribution Date and Loan Group: (a) the "Excess Spread" will equal interest collected or advanced on the Loans in such Loan Group (including amounts allocated to the related Class or Classes of Offered Certificates in the Capitalized Interest Account) minus the sum of (i) the Interest Remittance Amount for the related Class or Classes of Offered Certificates and, in the case of Loan Group One, the Interest Remittance Amount for the Class I Certificates,
          (ii) the Servicing Fee, (iii) the Back-Up Servicing Fee, (iv) the Trustee Fee and (v) the Premium Fee (the sum of clauses (ii) through (v), the "Expense Fees"); (b) the "Net Excess Spread" will equal the Excess Spread remaining after the application thereof to cover an Available Funds Shortfall with respect to the related Loan Group; (c) "Remaining Net Excess Spread" will equal the Net Excess Spread remaining after the application thereof to cover an Available Funds

          Shortfall with respect to the other Loan Group and will be used to make payments of Additional Principal to the Class or Classes of Offered Certificates related to such original Loan Group; (d) the "Available Transfer Cashflow" will equal the Remaining Net Excess Spread for the other Loan Group after the application thereof to the payment of Additional Principal to the Class or Classes of Offered Certificates related to such other Loan Group; (e) the "Excess Principal" will equal the lesser of (i) the portion of the Basic Principal Amount for such Loan Group which is not required to be included in the Principal Remittance Amount for the related Class or Classes of Offered Certificates on such Distribution Date and (ii) the amount of such portion remaining after the application of the related Available Remittance Amount to the Required Payments for such Loan Group; (f) the "Net Excess Principal" will equal the Excess Principal remaining after the application thereof to cover an Available Funds Shortfall in the other Loan Group; (g) an "Available Funds Shortfall" is the amount by which the Available Remittance Amount for a Loan Group is less than the related Required Payments, and (h) the "Required Payments" equal the sum of the related Expense Fees (other than the Servicing Fee), the Interest Remittance Amount(s), the Principal Remittance Amount and reimbursement of amounts due the Certificate Insurer with respect to such Loan Group.

Spread Account

          On the Closing Date the Trustee will establish and thereafter maintain an account (the "Spread Account"). If required by the Certificate Insurer, the holder of the Class R Certificates will deliver to the Trustee for deposit in the Spread Account the amount required by the Certificate Insurer. Funds on deposit in the Spread Account, if any, will be available for withdrawal to fund any shortfalls between the available funds for distribution to Holders of the Offered Certificates and the related Interest Remittance Amounts or Principal Remittance Amounts.

The Certificate Insurer

          _____________  (the  "Certificate  Insurer")  is  a  ______________
          engaged only in the business of writing financial guaranty and surety insurance. The Certificate Insurer insures structured asset-backed, corporate, municipal and other financial obligations in the domestic and foreign capital markets. The Certificate Insurer's claims-paying ability is rated AAA by Standard & Poor's Corporation and Aaa by Moody's Investors Service, Inc. ("Moody's"). See "THE POLICY AND THE CERTIFICATE INSURER" herein.
          Pursuant to the Insurance and Reimbursement Agreement, dated as of the Cut-Off Date (the "Insurance Agreement"), among the Certificate Insurer, the Depositor, the Seller and the Servicer, the Certificate Insurer will issue a financial guaranty insurance policy (the "Policy") pursuant to which it will irrevocably and unconditionally guaranty, among other things, payment on each Distribution Date to the Trustee for the benefit of the Holders of each Class of Offered Certificates of the Guaranteed Interest Payment Amount and the Guaranteed Principal Payment Amount. The terms of the Offered Certificates and the Agreement may not be amended unless the Certificate Insurer has given its prior written consent.

          So long as there does not exist a failure by the Certificate Insurer to make a required payment under the Policy (such event, a "Certificate Insurer Default"), the Certificate Insurer will have the right to exercise all rights of the Holders of the Offered Certificates under the Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Certificate Insurer except as provided in the Agreement.

Servicing

          The Servicer will be responsible for servicing, managing and making collections on the Loans. The Servicer will deposit all collections in respect of the Home Equity Loans and/or Home Improvement Contracts in a Loan Group into the related Collection Account as described herein. Not later than the 18th day of the month (or if such 18th day is not a Business Day, the preceding Business Day) of each Distribution Date (the "Determination Date"), the Trustee will calculate the amounts to be paid, as described herein, to the Certificateholders on such Distribution Date. See "DESCRIPTION OF THE CERTIFICATES--Priority of Distributions" herein. With respect to each Due Period, the Servicer will receive from payments in respect of interest on the Loans actually received, a portion of such payments as a monthly servicing fee (the "Servicing Fee") in the amount of ___% per annum (the "Servicing Fee Rate") on the Principal Balance of each Mortgage Loan as of the first day of each such Due Period. See "DESCRIPTION OF THE CERTIFICATES--Servicing Compensation and Payment of Expenses" herein. In certain limited circumstances, the Servicer may resign or be removed, in which event either the Back-Up Servicer or a third-party servicer will be appointed as a successor Servicer. See "DESCRIPTION OF THE CERTIFICATES--Certain Matters Regarding the Servicer" herein.

Monthly Advances

          The Servicer is required to remit to the Trustee no later than the close of business on the second Business Day preceding a Distribution Date for deposit in the applicable Collection Account an amount equal to the sum of (a) interest accrued on each Mortgage Loan through the date on which the related monthly payment was due (the "Due Date") but not received by the Servicer as of the close of business on the related Determination Date, net of the Servicing Fee and (b) with respect to each REO Property which was acquired during or prior to the related Due Period and as to which a final disposition thereof did not occur during the related Due Period, an amount equal to the excess, if any, of interest for the most recently ended Due Period on the Principal Balance of the Mortgage Loan related to such REO Property at the related Loan Rate, net of the Servicing Fee, over the net income from the REO Property transferred to such Collection Account for such Distribution Date pursuant to the Agreement (the "Monthly Advance"). The Servicer is not required to make any Monthly Advances which it determines would be nonrecoverable. Such Monthly Advances by the Servicer are reimbursable to the Servicer subject to certain conditions and restrictions. See "DESCRIPTION OF THE CERTIFICATES--Advances" herein.

Prepayment Interest
Shortfalls

          Not later than the second Business Day prior to the related Distribution Date, the Servicer is required to remit to the Trustee, up to the amount otherwise payable to the Servicer as its aggregate Servicing Fee for the related Due Period, without any right of reimbursement, an amount equal to, with respect to each Mortgage Loan as to which a principal prepayment in full was received from the Mortgagor during the related Due Period, the excess, if any, of 30 days' interest on the Principal Balance of such Mortgage Loan at the Loan Rate (or at such lower rate as may be in effect for such Mortgage Loan because of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Civil Relief Act"), or as a result of any reduction of the monthly payment due on such Mortgage Loan as a result of a bankruptcy proceeding (a "Debt Service Reduction")) minus the Servicing Fee for such Mortgage Loan over the amount of interest actually paid by the related Mortgagor in connection with such principal prepayment (with respect to all such Home Equity Loans and Home Improvement Contracts, the "Prepayment Interest Shortfall").

Optional Termination by
the Servicer

          On any Distribution Date on which the aggregate of the Loan Group Balances (the "Pool Balance") is less than ___ of the sum of (i) the Pool Balance as of the Cut-Off Date and (ii) the Principal Balance of the Subsequent Loans as of their respective Subsequent Cut-Off Dates, the Servicer will have the option to purchase, in whole, the Home Equity Loans, the Home Improvement Contracts and the related REO Property, if any, remaining in the Trust. See


          "DESCRIPTION OF THE CERTIFICATES -- Termination; Retirement of the Certificates" herein.

Optional Purchase of
Defaulted Loans

          The Servicer has the option, but is not obligated, to purchase from the Trust any Loan ___ days or more delinquent at a purchase price equal to the outstanding Principal Balance as of the date of purchase, plus the greater of (i) all accrued and unpaid interest on such Principal Balance and (ii) 30 days' interest on such Principal Balance, computed at the Loan Rate, plus all unreimbursed amounts owing to the Certificate Insurer with interest thereon at the rate referred to in the Insurance Agreement. See "DESCRIPTION OF THE CERTIFICATES--Optional Purchase of Defaulted Loans" herein.

Certain Material Federal
Tax Considerations

          For federal income tax purposes, an election will be made to treat certain assets of the Trust as a "real estate mortgage investment conduit" (the "REMIC"). The Offered Certificates will constitute "regular interests" in a REMIC and will be treated as debt instruments of the REMIC and as interests of the Trust for federal income tax purposes with payment terms equivalent to the terms of such Certificates.

          The Holders of the Offered Certificates will be required to include in income interest on such Certificates in accordance with the accrual method of accounting, and the Offered Certificates may, depending on their issue price, be treated as having been issued with original issue discount for federal income tax purposes. For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus.


ERISA Considerations

          Fiduciaries of employee benefit plans subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), should consider the ERISA fiduciary investment standards before authorizing an investment by a plan in the Offered Certificates. In addition, fiduciaries of: (i) employee benefit plans subject to Title I of ERISA, (ii) employee benefit plans or other retirement arrangements (including individual retirement accounts and certain Keogh plans) which are not subject to ERISA, but which are subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) any entity whose underlying assets are deemed to include plan assets by reason of a plan or account investing in such entity (collectively, "Plan(s)"), should consult with their legal counsel to determine whether an investment in the Offered Certificates will cause the assets of the Trust ("Trust Assets") to be considered plan assets pursuant to the plan asset regulations set forth in 29 C.F.R. Section 2510.3-101, thereby subjecting the Plan to the prohibited transaction rules with respect to the Trust Assets and the Trustee and Servicer to the fiduciary investment standards of ERISA, or cause the excise tax provisions of Section 4975 of the Code to apply to the Trust Assets, unless some exemption granted by the Department of Labor applies to the purchase, sale, transfer or holding of the Offered Certificates. One such exemption is Prohibited Transaction Exemption 90-30, subject to the satisfaction of the requirements thereof. See "ERISA CONSIDERATIONS" in the Prospectus.

Legal Investment


Considerations

          The Offered Certificates will NOT constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Accordingly, many institutions with legal authority to invest in comparably rated securities may not be legally authorized to invest in the Offered Certificates. See "LEGAL INVESTMENT" in the Prospectus.

Certificate Rating

          It is a condition to the issuance of each Class of Offered Certificates that they be rated not lower than _____ by Standard & Poor's, a division of The McGraw Hill Companies ("S&P") and _______ Moody's (each a "Rating Agency"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. In addition, a security rating does not address or assess the frequency or likelihood of prepayments on the Loans or the degree to which such prepayments might differ from those originally anticipated. A rating also does not address the possibility that holders of the Offered Certificates might suffer a lower than anticipated yield. See "RATINGS" and "RISK FACTORS--Certificate Rating Is Not a Recommendation" herein.

                                 RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Offered Certificates.

     Trust Is Only Source of Payment. The Offered Certificates do not represent an interest in, or the obligation of, the Depositor, the Seller, the Servicer, the Trustee or any of their respective affiliates. The Offered Certificates will be payable solely from the Trust. There will be no recourse to the Depositor, the Seller, the Servicer, the Trustee or any other person for any failure to receive distributions on the Offered Certificates. Consequently, Holders of the Offered Certificates must rely solely upon payments with respect to the Loans and the other assets constituting the Trust, including any amounts available pursuant to the Policy, for the payment of principal of and interest on such Certificates. Neither the
Offered Certificates nor the Loans are insured or guaranteed by any government agency or instrumentality.

     Second Mortgages Include Additional Risks. Approximately __% of the Home Equity Loans and approximately __% of the Home Improvement Contracts by aggregate principal balance are secured by second mortgages, which are subordinate to the rights of the mortgagee under the senior mortgage or mortgages encumbering the related Mortgaged Property ("First Liens"), the proceeds from any foreclosure, liquidation, insurance or condemnation proceedings will be available to satisfy the outstanding balance of such junior mortgage only to the extent that the claims of the mortgagees under such First Liens have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the Mortgaged Property securing a junior mortgage unless it forecloses subject to the First Liens, in which case it must either pay the entire amount due on the First Liens to the mortgagees thereof at or prior to the foreclosure sale or undertake the obligation to make payments on the First Liens in the event the mortgagor is in default thereunder. The Trust will not have any source of funds to satisfy the First Liens or make payments due to the mortgagees thereof. In addition, approximately __% of the Home Improvement Contracts are secured by purchase money security interests and approximately __% of the Home Improvement Contracts are unsecured.

     Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted home equity loan or home improvement contract having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a larger principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the smaller mortgage loan than would be the case with a larger loan. Because the average outstanding principal balances of the Loans are small relative to the size of the loans in a typical pool of conventional first mortgages, realizations net of liquidation expenses on defaulted Loans may also be smaller as a percentage of the principal amount of the Loans than would be the case with respect to a typical pool of conventional first mortgage loans.

     There are several factors that could adversely affect the value of Mortgaged Properties such that the outstanding balance of the related Mortgage Loan, together with any senior financing on the Mortgaged Properties, would equal or exceed the value of the Mortgaged Properties. Among the factors that could adversely affect the value of the Mortgaged Properties are an overall decline in the residential real estate market in the areas in which the Mortgaged Properties are located or a decline in the general condition of the Mortgaged Properties as a result of failure of borrowers to maintain adequately the Mortgaged Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. Any such decline could extinguish the value of a junior interest in Mortgaged Property before having any effect on the related senior interest therein. If such a decline occurs, the actual rates of delinquencies, foreclosure and losses on the junior Loans could be higher than those currently experienced in the mortgage lending industry in general.

     Prepayments May Fluctuate. All of the Loans may be prepaid in whole or in part at any time without penalty. Home equity loans and home improvement contracts, such as the Home Equity Loans and the Home Improvement Contracts have been originated in significant volume only during the past few years and the Depositor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans and home improvement contracts are not viewed by borrowers as permanent financing. Accordingly, the Home Equity Loans and the Home Improvement Contracts may experience a higher rate of prepayment than traditional loans. The prepayment experience of the Trust may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. In addition, all of the Loans contain due-on-sale provisions and the Servicer is obligated to enforce such provisions unless such enforcement is not permitted by applicable law.

     The rate of prepayments of conventional housing loans and other receivables has fluctuated significantly in recent years. In general, however, if prevailing interest rates fall significantly below the interest rates on the Loans, such loans are likely to prepay at rates higher than if prevailing interest rates remain at or above the interest rates borne by such loans.

     Payments on the Loans May Vary. When a principal prepayment in full is made on a Mortgage Loan, the Mortgagor is charged interest only up to the date of such prepayment, instead of for a full month. In addition, all of the fixed rate Loans are Simple Interest Loans pursuant to which interest is computed and charged to the Mortgagor on the outstanding principal balance of the related Mortgage Loan based on the number of days elapsed between the date through which interest was last paid on the Mortgage Loan to receipt of the Mortgagor's most current payment, and the portions of each monthly payment that are allocated to interest and principal are adjusted based on the actual amount of interest charged on such basis. Consequently, if less than a full month has elapsed between the interest paid to date and the next payment on a Simple Interest Loan, the amount of interest actually paid by the Mortgagor will be less than a full month's interest on the principal balance of such Mortgage Loan. Conversely, if more than a full month has elapsed between payments on a Simple Interest Loan, the amount of interest actually paid by the Mortgagor will be greater than a full month's interest on the principal balance of such Mortgage Loan.

     Each ARM will be serviced as an Actuarial Loan. Actuarial Loans provide that interest is charged to each related Mortgagor, and payments are due therefrom, as of a scheduled day in each month that is fixed at the time of origination. Scheduled monthly payments by a Mortgagor on an Actuarial Loan either earlier or later than the scheduled due date therefor will not affect the amortization schedule or the relative application of such payment to principal and interest.

     Balloon  Loans May Adversely Affect Distributions.  Approximately _____%
by aggregate Principal Balance as of the Cutoff Date of the Initial Home Equity Loans in Loan Group One and approximately __% of the Initial Home Improvement Contracts in Loan Group Two have original terms to stated
maturity of up to ___ years and amortization schedules of up to ___ years ("Balloon Loans"), leaving a substantial payment due at the stated maturity (each, a "Balloon Payment"). The ability of a Mortgagor/Borrower to repay a Balloon Loan at maturity frequently will depend on such Mortgagor's/Borrower's ability to refinance the Mortgage Loan. The ability of a Mortgagor/Borrower to refinance such a Mortgage Loan will be affected by a number of factors, including the level of available mortgage rates at the time, the value of the related Mortgaged Property, the Mortgagor's/Borrower's equity in the related Mortgaged Property, the financial condition of the Mortgagor/Borrower, the tax laws and general economic conditions at the time.

     Although a low interest rate environment may facilitate the refinancing of a Balloon Payment, the receipt and reinvestment by Certificateholders of the proceeds in such an environment may produce a lower return than that previously received in respect of the related Mortgage Loan. Conversely, a high interest rate environment may make it more difficult for the Mortgagor/Borrower to accomplish a refinancing and may result in delinquencies or defaults. None of the Depositor, the Seller, the Servicer or the Trustee will be obligated to provide funds to refinance any Mortgage Loan.

     The Pre-Funding May Adversely Affect Investment. If the principal amount of eligible Loans available during the Pre-Funding Period is less than _____% of the original Pre-Funded Amount, the Depositor will have insufficient Loans to sell to the Trust on the Subsequent Transfer Dates, thereby resulting in prepayments of principal to Holders of one or more Classes of Offered Certificates as described herein.

     Each Subsequent Mortgage Loan must satisfy the eligibility criteria set forth in the Agreement. However, Subsequent Loans may be originated or purchased by the Seller using credit criteria different from those which were applied to the Initial Loans and may be of a different credit quality. Therefore, following the transfer of Subsequent Loans to a Loan Group, the aggregate characteristics of the Loans then held by the Trust as part of such Loan Group may vary from those of the Initial Loans in such Loan Group.

     The  ability  of the  Trust to  invest  in Subsequent  Loans  is largely dependent upon whether the Seller is able to originate or purchase home equity loans, home improvement installment sales contracts or installment loan agreements which meet the requirements for transfer to the Trust under the Agreement. The ability of the Seller to originate or purchase such mortgage loans is affected by a variety of social and economic factors. Economic factors include interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally.

     Underwriting Standards May Affect Performance. As described herein, _____________'s underwriting standards generally are less stringent than those of FNMA or FHLMC with respect to a borrower's credit history and in certain other respects. A borrower's past credit history may not preclude __________ from making a loan; however, it will reduce the size (and consequently the Combined Loan-to-Value Ratio) of the loan that ___________ is willing to make. As a result of this approach to underwriting, the Loans in the Trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a more traditional manner.

     Geographic Concentration May Adversely Affect Performance. Approximately _____% and _____% (by Principal Balance as of the Cutoff Date) of the Initial Home Equity Loans in Loan Group One and the Initial Home Improvement Contracts in Loan Group Two, respectively, are secured by Mortgaged Properties located in . To the extent that the region has experienced or may experience in the future weaker economic conditions or greater rates of decline in real estate values than the United States generally, such a concentration of the Loans may be expected to exacerbate the foregoing risks. The Depositor can neither quantify the impact of any recent property value declines on the Loans nor predict whether, to what extent or for how long such declines may continue.

     Book-Entry Registration May Affect Liquidity. Issuance of the Offered Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Offered Certificates for which they cannot obtain physical certificates.

     Since transactions in the Offered Certificates will, in most cases, be able to be effected only through Participants, Indirect Participants and certain banks, the ability of a Certificate Owner to pledge an Offered Certificate to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such certificate, may be limited due to lack of a physical certificate representing the Certificates.

     Certificate Owners may experience some delay in their receipt of distributions of interest on and principal of the Offered Certificates since distributions may be required to be forwarded by the Trustee to DTC and, in such a case, DTC will be required to credit such distributions to the accounts of its Participants which thereafter will be required to credit them to the accounts of the applicable Class of owners either directly or indirectly through Indirect Participants. See "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration" herein.

     Certificate Rating Is Not A Recommendation. The rating of the Offered Certificates will depend primarily on an assessment by the Rating Agencies of the Home Equity Loans and Home Improvement Contracts and upon the claims-paying ability of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the rating initially given to the Offered Certificates may result in a reduction in the rating of such Certificates. The rating by the Rating Agencies of the Offered Certificates is not a recommendation to purchase, hold or sell the Offered Certificates, inasmuch as such rating does not comment as to the market price or suitability for a particular investor. There is no assurance that the ratings will remain in place for any given period of time or that the ratings will not be lowered or withdrawn by the Rating Agencies.

                           DESCRIPTION OF THE LOANS

GENERAL

     The Initial Loans were, and any Subsequent Loans will be, originated by the Seller or an affiliate in accordance with the policies set forth under "_________'S HOME EQUITY AND HOME IMPROVEMENT LOAN PROGRAM." All of the Initial Loans are, and all Subsequent Loans will be, home equity loans bearing fixed or adjustable interest rates (the "Loan Rates") and evidenced by promissory notes (the "Mortgage Notes") secured by deeds of trust, security deeds or mortgages on Mortgaged Properties.

     The Loans are secured by either first or second mortgages or deeds of trust on Mortgaged Properties located in _____ states. The Mortgaged Properties securing the Loans consist primarily of one- to four-family residential or mixed-use properties including townhouses and individual units in condominiums and planned unit developments. The Mortgaged Properties may be owner-occupied (which includes second and vacation homes) and non-owner occupied investment properties. Certain of the Home Improvement Contracts are unsecured or secured by purchase money security interests in the home improvements financed thereby.

     Certain Mortgage Loans (including Subsequent Loans, if any) will be a Simple Interest Loan bearing interest at a fixed rate. Certain of the Loans will have original terms to stated maturity of up to __ years and amortization schedules of up to __ years ("Balloon Loans"), leaving a substantial payment due at the stated maturity (each, a "Balloon Payment").

     Certain other Mortgage Loans (including Subsequent Loans, if any) will bear interest at an adjustable rate and will be serviced as an Actuarial Loan. The Loan Rate borne by each ARM is subject to adjustment ___________ on the date set forth in the related Mortgage Note (each, a "Change Date") to equal the sum of (i) the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board as of the date __ days before the applicable Change Date (the "Index") and (ii) the number of basis points set forth in such Mortgage Note (the "Gross Margin"), subject to rounding and to the effects of the Periodic Cap, the applicable Lifetime Cap and the applicable Lifetime Floor. The "Periodic Cap" limits changes in the Loan Rate for each ARM on each Change Date to ___ basis points. The "Lifetime Cap" is the maximum Loan Rate that may be borne by an ARM over its life and is equal to the sum of (i) the initial Loan Rate for such ARM and (ii) ___ basis points. The "Lifetime Floor" is the minimum Loan Rate that may be borne by an ARM over its life and is equal to the initial Loan Rate for such ARM. The ARMs do not provide for negative amortization.

STATISTICAL INFORMATION

     Set forth below is certain summary statistical information regarding the Initial Loans expected to be included in their respective Loan Groups as of the Closing Date. All such information is approximate and is given as of the Cutoff Date. More detailed statistical information is set forth in Appendix
A. Prior to the Closing Date, Loans may be removed from their respective Loan Groups and other Loans may be substituted therefor. In addition, regularly scheduled payments on the Loans will affect the balances and percentages set forth below and in Appendix A, and Loans may be prepaid at any time. As a result, certain characteristics of the Loans in one or both Loan Groups may vary from the characteristics set forth below and in Appendix A as of the Cutoff Date.

     HOME EQUITY LOANS -- LOAN GROUP ONE. With respect to the Initial Group One Home Equity Loans as of the Cutoff Date: the Principal Balances ranged from $________ to $____________; the average Principal Balance was $__________; the Loan Rates ranged from ____% to ____%; the weighted average Loan Rate was ______%; the original Combined Loan-to-Value Ratios ranged from ___% to ___%; the weighted average original Combined Loan-to-Value Ratio was
______%; the remaining terms to stated maturity of the Balloon Loans ranged from ___ months to ____ months; the weighted average remaining term to stated maturity of the Balloon Loans was _______ months; the remaining terms to stated maturity of the non-Balloon Loans ranged from ___ months to ___ months; the weighted average remaining term to stated maturity of the non-Balloon Loans was ____ months; approximately _____% of the Group One Home Equity Loans are Balloon Loans; the number of months since funding ranged from __ months to ___ months; the weighted average number of months since funding was ____ months; and no more than ____% of the Initial Group One Home Equity Loans will be secured by Mortgaged Properties located in any one postal zip code area.

     HOME IMPROVEMENT CONTRACTS -- LOAN GROUP TWO. With respect to the Initial Group Two Home Improvement Contracts as of the Cutoff Date: the Principal Balances ranged from $_________ to $________; the average Principal Balance was $________; the current Loan Rates ranged from ______% to _______%; the weighted average current Loan Rate was ______%; the original
Combined Loan-to-Value Ratios ranged from ____% to ____%; the weighted average original Combined Loan-to-Value Ratio was ___%; the remaining terms to stated maturity ranged from ___ months to ___ months; the weighted average remaining term to stated maturity was _____ months; the number of months since funding ranged from __ months to __ months; the weighted average number of months since funding was ___ months; the Gross Margins ranged from ____% to ______%; the weighted average Gross Margin was ______%; the Lifetime Floors ranged from ____% to ______%; the weighted average Lifetime Floor was ______%; the Lifetime Caps ranged from ______% to ________%; the weighted average Lifetime Cap was _____%; the weighted average number of months to the next Change Date was ______ months; and no more than ____% of the Initial Group Two Home Improvement Contracts are secured by Mortgaged Properties located in any one postal zip code area.

SUBSEQUENT LOANS

     The Depositor expects to sell Subsequent Loans to the Trust during the Pre-Funding Period for inclusion in the applicable Loan Group. The purchase price for each Subsequent Mortgage Loan will equal the outstanding principal balance thereof as of the opening of business on the first day of the month in which such Subsequent Mortgage Loan is transferred to the Trust (each, a "Subsequent Cut-Off Date") and will be paid by withdrawal of funds on deposit in the Pre-Funding Account allocated to the applicable Loan Group. The Subsequent Loans will have been originated more recently than, and may have other characteristics which differ from, the Loans initially included in the respective Loan Groups. As a result, following any sale of Subsequent Loans to the Trust, the description of the Loan Groups set forth above and in Appendix A may not accurately reflect the characteristics of all of the Loans and Subsequent Loans in such Loan Groups. However, the Subsequent Loans must conform to the representations and warranties set forth in the Agreement. Following the end of the Pre-Funding Period, the Depositor expects that the Loans (including Subsequent Loans) in Loan Group One and Loan Group Two will have the following approximate characteristics.

LOAN GROUP ONE




     Average Unpaid Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  at least $______
     Weighted Average Loan Rate   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  _____% - _____%
     Weighted Average Remaining Term to Stated Maturity   . . . . . . . . . . . . . . . . . . .    __ months - __ months
     Weighted Average Original Combined Loan-to-Value Ratio   . . . . . . . . . . . . . . . . . .  not more than __%
     Weighted Average Loan Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0 month - __ month
     Loans Secured by Primary Residences  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  at least __%
     Single Family Detached   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  at least __%
     State Distribution
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  not more than __%
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  not more than __%
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  not more than __%
       Any other individual state   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  not more than __%



LOAN GROUP TWO


     Average Unpaid Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  at least $______
     Weighted Average Initial Loan Rate   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  _____% - _____%
     Weighted Average Remaining Term to Stated Maturity   . . . . . . . . . . . . . . . . . . .    __ months - __ months
     Weighted Average Original Combined Loan-to-Value Ratio   . . . . . . . . . . . . . . . . . .  not more than __%
     Weighted Average Loan Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0 month - __ months
     Weighted Average Gross Martin  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  at least __%
     Loans Secured by Primary Residences  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  at least __%
     Single Family Detached   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  at least __%
     State Distribution
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  not more than __%
       ________   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  not more than __%
       Any other individual state   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  not more than __%



                         THE SELLER AND THE SERVICER

     _____________ (the "Seller") is a ____________ which originates home equity loans, home improvement installment sales contracts and installment loan agreements secured by subordinate liens primarily on one- to four-family residential and mixed use properties, including townhouses and individual units in condominiums and planned unit developments. The Seller conducts its business directly and through ____ affiliated companies.

     For the three fiscal years ended ______________, the Seller funded $____ million, $___ million and $____ million, respectively, of mortgage loans. For the three months ended ___________, the Seller funded approximately $____ million of mortgage loans.

     As  of _________,  the  Seller  had approximately  ___  employees.   The
principal offices of the Seller are located at __________________________. Its telephone number is ____________.


                HOME EQUITY AND HOME IMPROVEMENT LOAN PROGRAM

GENERAL

     One of the Seller's products is a closed end, fixed rate, fully amortizing mortgage loan with an original term to maturity of ___ years. The Seller also offers fixed-rate fully-amortizing mortgage loans with original terms to maturity of ___________ and __ years and fixed rate mortgage loans with original terms to maturity of __ or __ years and an amortization schedule of up to __ years or an original term to maturity of up to __ years and an amortization schedule of up to __ years. The Seller also offers closed end, adjustable rate, fully-amortizing mortgage loans with original terms to maturity of either __ or __ years. Each adjustable rate mortgage loan provides for annual adjustments based on changes in the level of the Index, subject to rounding, the Periodic Cap and the applicable Lifetime Cap and the applicable Lifetime Floor.

     In most instances, the Seller's mortgage loans are non-purchase money mortgages secured by first or second liens on owner-occupied one- to four-family residential and mixed-use properties, including townhouses and individual units in condominiums and planned unit developments. In the fiscal year ended ____________ and the three months ended _____________, approximately ____% and _____%, respectively, of the mortgage loans originated by the Seller were secured by owner occupied residences. The Seller also makes mortgage loans secured by first or second liens on residential rental properties or vacation properties.

     (ALL OF THE SELLER'S FIXED RATE MORTGAGE LOANS ARE SIMPLE INTEREST LOANS.) A Simple Interest Loan provides for a series of substantially equal monthly payments which, if paid when due, will fully amortize the amount financed by the scheduled maturity date. Each monthly payment includes an installment of interest which is calculated on the basis of the outstanding principal balance of the mortgage loan multiplied by the stated Loan Rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such loan. As payments are received under a Simple Interest Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a Simple Interest Loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays the fixed monthly installment after the scheduled due date, the portion of the payment allocable to interest will be greater, and the amortization of the unpaid principal balance will be correspondingly less.

     All of the Seller's mortgage loans may be prepaid by the borrowers in whole or in part at any time without penalty. Late charges are assessed on loans for which payments are made after applicable grace periods established by federal and state laws. None of the Seller's mortgage loans are insured or guaranteed by any governmental agency or instrumentality, and none are covered by primary mortgage guaranty insurance policies.

UNDERWRITING PROCEDURES

     The following is a description of the underwriting procedures customarily employed by the Seller with respect to fixed rate and adjustable rate mortgage loans, home improvement installment sales contracts and installment loan agreements secured by first or second liens on one- to four-family residential properties, including townhouses and individual units in condominiums and planned unit developments. The Seller's underwriting process, which is centralized at its corporate headquarters, is intended to assess the applicant's credit standing and repayment ability and the value and adequacy of the real property security as collateral for the proposed loan. The Seller considers itself to be a credit lender as opposed to an equity lender, focusing primarily on the borrower's ability and willingness to repay, and only secondarily on the potential value of the collateral upon foreclosure, in determining whether or not to make a mortgage or home improvement loan. As of ___________, the Seller employed ____ loan officers and ___ underwriters. Underwriters are primarily promoted from within the Seller on a selective basis in order to maintain the quality and integrity of the Seller's business philosophy. All underwriters receive fixed annual salaries which are not based on underwriting volume.

     The application process generally is conducted by telephone. Each applicant for a mortgage or home improvement loan is required to supply the information necessary to complete an application which lists the applicant's liabilities, income, credit and employment history and other demographic and personal information. If the information in the loan application demonstrates that the applicant has sufficient income and that there is sufficient equity in the real property to justify making a mortgage loan, the loan officer will conduct a further credit investigation of the applicant. This investigation includes obtaining and reviewing an independent credit bureau report on the credit history of the applicant in order to evaluate the applicant's ability to repay. The credit report typically contains information relating to such matters as credit history with local merchants and lenders, installment debt payments and any record of defaults, bankruptcy, collateral repossessions, suits or judgments. Any adverse information contained in the credit report must be acceptable (and if requested, explained) to the loan officer.

     Based on the information obtained from the applicant, the loan officer advises the applicant of the loan program for which the applicant qualifies. Upon gaining the agreement of the applicant, the loan officer submits the application to the underwriting department for further review. An underwriter will then evaluate the submission in accordance with certain established guidelines. The underwriter will either approve, reject, or amend the loan request based on the information submitted in the application. If the applicant accepts the amendment, the underwriter will approve the amended loan application.

     The application is then further processed to verify the accuracy of the information therein. Verification may take the form of written or verbal communication with the applicant's employer or recent pay stubs and current W-2 forms supplied by the applicant. Income tax returns also may be obtained and reviewed. Self-employed borrowers generally are required to have been in business for at least two years and must provide signed federal income tax returns, including all schedules thereto, for the past two tax years, and may be required to furnish personal and business financial statements if deemed necessary by the underwriter.

     In certain circumstances, the Seller may not be able to verify the income claimed on the application but is able to document adequate cashflow to support the loan for which the application was made. In such circumstances, the permitted combined loan-to-value ratio will be less than otherwise would be the case. Approximately ____% (by Principal Balance as of the Statistical Calculation Date) of the Initial Home Equity Loans in Loan Group One and approximately __% (by Principal Balance as of the Statistical Calculation Date) of the Initial Home Improvement Contracts in Loan Group Two were underwritten using such alternative approach to income verification.

     If there is a senior mortgage on the property to be used as security for the mortgage or home improvement loan, the loan officer also evaluates the type and outstanding balance of the senior mortgage loan and its payment history. The Seller obtains a credit reference on the senior mortgage by using either credit bureau information, telephone verification, the year-end senior mortgage statement, canceled checks or written verification from the senior mortgagee.

     In every instance, the property securing a loan made by the Seller is appraised and title insurance acquired before the loan is closed. The Seller requires appraisals on all properties that will secure its mortgage and home improvement loans. Such appraisals are conducted by approved, independent third-party appraisers who are paid a fee by the applicant, regardless of whether the application for a loan is approved. All appraisals are required to be on forms approved by FNMA or FHLMC. The Seller obtains a lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction. Homeowners' insurance coverage is required on every property securing a home equity loan or home improvement loan originated by the Seller. Necessary coverage and mortgagee clause endorsements are acquired and monitored by the loan servicing department. Forced-placed policies are acquired for properties in which the borrower has allowed coverage to lapse.

     After obtaining all applicable employment, credit and property information, the Seller determines whether sufficient unencumbered equity in the property exists and whether the prospective borrower has sufficient monthly income available to support the payments of principal and interest on the mortgage loan and/or home improvement loan in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations. The Seller applies the "debt-to-gross income ratio" which is the ratio of the borrower's total monthly payments on all outstanding debt (including the new loan) to the borrower's gross verifiable monthly income. The debt-to-gross income ratio generally may not exceed __%. For ARMs, such ratios generally are calculated using the "fully indexed" rate (i.e., the sum of the applicable Index and the related Gross Margin). In addition, the maximum Combined Loan-to-Value Ratio of any mortgage loan may not exceed __% and may be reduced depending on a number of factors, including the applicant's credit history and employment status.

     Any exceptions to the underwriting policies may be approved by the manager of the underwriting department. The factors considered when determining if an exception to the general underwriting standards should be made include: the quality of the property, how long the borrower has owned the property, the amount of disposable income, the type and length of employment, the credit history, the current and pending debt obligations, the payment habits and the status of past and currently existing mortgages.

     When an application is approved, a mortgage and/or home improvement loan is completed by signing the applicable loan documents, including a promissory note and mortgage. All loans are closed by approved attorneys. Following the three business day rescission period required by the federal Truth-in-Lending Act, a loan is fully funded. Scheduled repayment of principal and interest on such loan generally begins one month from the date interest starts to accrue. After a mortgage or home improvement loan is underwritten, approved and funded, the loan package is reviewed by an employee.

REFINANCING POLICY

     Where the Seller believes that borrowers having existing loans with the Seller are likely to refinance such loans due to interest rate changes or other reasons, the Seller actively attempts to retain such borrowers through solicitations of such borrowers to refinance with the Seller. Such refinancings generate fee and servicing income for the Seller. Since the solicited borrowers may refinance their existing loans in any case, the Seller believes that this practice will be unlikely to affect the prepayment experience of the mortgage loans in a material respect. The Seller also has solicited its borrowers who are in good standing to apply for additional loans, consistent with its origination standards where deemed appropriate.


SERVICING OF HOME EQUITY AND HOME IMPROVEMENT LOANS

     The Servicer has established standard policies for the servicing and collection of the mortgage and home improvement loans. Servicing includes, but is not limited to, post-origination loan processing, customer service, collections, remittance processing and liquidations.

     The Servicer sends a monthly statement to each of its borrowers. Collection procedures vary somewhat depending on whether a late payment is the first payment due under the loan. If the first payment is not received on or prior to the due date, an initial phone call is made on the first business day after the due date. Phone calls continue on a daily basis until contact is made. A "Friendly Reminder Letter" is sent on the second business day after the due date. If no contact is made with the borrower by the _____ day after the due date, a "Pre-foreclosure Letter" is sent, and a qualified outside agency is used to inspect the property. On the _____ day after a first payment default a Notice of Default is sent to the borrower. This letter indicates an intent to accelerate the loan if satisfactory arrangements are not made within ten days.

     If the delinquency relates to a due date other than the
first due date, a Friendly Reminder Letter is sent on the second business day after the due date. On the _____ day after the due date, telephone calls to the borrower begin and telephone calls continue on a daily basis until payment is received or contact is made. In addition, a series of mailings is made depending on the customer's payment history. On the _____ day of delinquency a Notice of Default is sent. A qualified outside agency is used to conduct an interview with the borrower and the property is inspected.

     Accounts which are __ days past due without a specific arrangement for repayment will be sent a Notice of Intent to Foreclosure which gives the customer _____ days in which to respond. On the _____ day of delinquency, a determination whether to foreclose is made. If the Servicer decides to foreclose, the necessary documentation is sent to an approved attorney who then sends the borrower an acceleration letter allowing the borrower __ days to reinstate the mortgage. When foreclosure proceedings are initiated, a third party appraiser completes a drive-by evaluation of the property and obtains comparable sales prices and listings in the area. In addition, homeowner's insurance is verified and the status of senior mortgages and property taxes is checked. Subject to applicable state law, all legal expenses are assessed to the account and become the responsibility of the borrower.

     Regulations and practices regarding the liquidation of properties (e.g., foreclosure) and the rights of the borrower in default vary greatly from state to state. The Servicer will decide that liquidation is the appropriate course of action only if a delinquency cannot otherwise be cured. If the Servicer determines that purchasing a property securing a mortgage or home improvement loan will minimize the loss associated with such defaulted loan, the Servicer may bid at the foreclosure sale for such property or accept a deed in lieu of foreclosure.

     Servicing and collection practices may change over time in accordance with, among other things, the Servicer's business judgment, changes in the portfolio and applicable laws and regulations. Any realization from the sale of foreclosed property is taken as recovery. After the Servicer acquires title to a mortgaged property by foreclosure or deed in lieu of foreclosure, an approved realtor is selected to list and advertise the property.

     The Servicer may not foreclose on the property securing a junior mortgage or home improvement loan unless it forecloses subject to all senior mortgages. If any senior mortgage loan is in default after the Servicer has initiated its foreclosure actions, the Servicer may advance funds to keep such senior mortgage loan current until such time as the Servicer satisfies such senior mortgage loan. Such amounts are added to the balance of the mortgage or home improvement loan. In the event that foreclosure proceedings have been instituted on any senior mortgage prior to the initiation of the Servicer's foreclosure action, the Servicer will either satisfy the senior mortgage loan at the time of the foreclosure sale or take other action to protect its interest in the related property.

DELINQUENCY AND LOSS EXPERIENCE

     The following tables set forth the delinquency and loss experience for each of the periods shown for the Servicer's portfolio of home equity and home improvement lines of credit. The Servicer believes that there have been no material trends or anomalies in the historical delinquency and loss experience as represented in the following tables. The information in the tables below has not been adjusted to eliminate the effect of the growth in the size of the Servicer's portfolio during the periods shown. Accordingly, loss and delinquency as percentages of aggregate principal balance of such loans for each period may be higher than those shown if a group of such loans were artificially isolated at a point in time and the information showed the activity only in that isolated group. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the Loans will be similar to that set forth below.


                                    DELINQUENCY
                                     EXPERIENCE
                                   (Dollars in Thousands)

                                 As of                                          As of December 31,
                        ___________, 1996(1)                    1995                   1994                           1993
                         Number of                      Number of                Number of                       Number of
                          Loans        Amount            Loans      Amount         Loans         Amount           Loans      Amount
Portfolio Principal
  Outstanding at
  Period End  . . . . .               $                           $                            $                           $
Delinquency(1)
  30-59 Days  . . . . .               $                           $                            $                           $
  60-89 Days  . . . . .
  90 or More Days(2)  . _____         _____          _____        _____          _____         _____         _____         _____
Total Delinquencies . .               $                           $                            $                           $
Total Delinquencies
  as a Percentage
  of the Portfolio
  at Period End . . . .     %              %             %             %             %              %             %        %


(table continued)



                                                        DELINQUENCY EXPERIENCE (Dollars in Thousands)

                                 As of                                             As of December 31,
                        ___________, 1996(1)                   1995                        1994                        1993
                         Number of                   Number of                    Number of                   Number of
                           Loans         Amount        Loans         Amount         Loans        Amount         Loans        Amount
Portfolio Principal
  Outstanding at
  Period End  . . . . .               $                           $                            $                            $
Delinquency(1)
  30-59 Days  . . . . .               $                           $                            $                            $
  60-89 Days  . . . . .
  90 or More Days(2)  . _____         _____          _____        _____          _____         _____         _____          _____
Total Delinquencies . .               $                           $                            $                            $
Total Delinquencies
  as a Percentage
  of the Portfolio
  at Period End . . . .                                                                                                            %
                                 %              %             %             %             %              %             %



     (1) The period of delinquency is based on the number of days payments are contractually past due for all loans other than mortgage loans previously charged off.

     (2)  Includes mortgage loans in foreclosure and not charged off.


                                                          LOSS EXPERIENCE (Dollars in Thousands)
                                                           Year Ended December 31,


                      ___________, 1996(1)                  1995                       1994                          1993

                       Number of                          Number of                   Number of                    Number of
                         Loans               Amount        Loans        Amount         Loans         Amount         Loans    Amount
Portfolio Principal
Outstanding at
Period End  . . . .                 $                          $                            $                            $
Gross Losses  . . . .               $                          $                            $                            $
Recoveries. . . . . .               $                          $                            $                            $
Net Losses  . . . . .               $                          $                            $                            $
Net Losses as a
Percentage of
Portfolio at
Period End  . . . .
                                    $                          $                            $                            $



     (1) Net Losses equal total principal charged off less recoveries. The customary policy of the Bank is to charge off mortgage and home improvement loans in full that are 120 days past due unless foreclosure proceedings are planned or there are indications that the account will be brought current. An account that is not charged off because there are indications that payment is imminent generally will be charged off after an additional 60 to 90 days if such payment is not forthcoming.

     (2) This percentage represents the ___-month period ended ___________, 1995 annualized and is not necessarily indicative of the results which may occur for the full year.

                     PREPAYMENT AND YIELD CONSIDERATIONS

GENERAL

     The rate of principal payments on a Class of Offered Certificates, the aggregate amount of distributions on such Certificates and the yield to maturity of such Certificates will be related to the rate and timing of payments of principal on the Loans and in the related Loan Group. The rate of principal payments on the Loans will in turn be affected by the amortization schedules of the Loans (including, in the case of ARMs, changes thereto to accommodate changes in the Loan Rate) and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Loans due to defaults, casualties, condemnations and repurchases by the Seller or purchases by the Servicer). The Loans may be prepaid by the Mortgagors at any time without a prepayment penalty.

     Prepayments,  liquidations and  purchases of  the  Loans (including  any optional purchase by the Servicer of a defaulted Mortgage Loan and any optional purchase of the remaining Loans in connection with the termination of the Trust, in each case as described herein) will result in distributions on the related Class or Classes of Offered Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Loans. In addition, any Pre-Funded Amount allocated to a Loan Group remaining at the end of the Pre-Funding Period will be distributed as a prepayment of the related Class or Classes of Offered Certificates. Since the rate of payment of principal of the Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of an Offered Certificate may vary from the anticipated yield will depend upon the degree to which such Certificate is purchased at a discount or premium.

     The prepayment experience on non-conventional home equity loans and home improvement loans may differ from that on conventional first mortgage loans, primarily due to the credit quality of the typical borrower. Because the credit histories of many home equity and home improvement borrowers may preclude them from other traditional sources of financing, such borrowers may be less likely to refinance due to a decline in market interest rates. Non-conventional home equity loans and home improvement loans may experience more prepayments in a rising interest rate environment as the borrowers' finances are stressed to the point of default.

     The rate of prepayment on the Loans cannot be predicted. Home equity loans and home improvement loans such as the Home Equity Loans and the Home Improvement Contracts, respectively, have been originated in significant volume only during the past few years and the Seller is not aware of any publicly available studies or statistics on the rate of prepayment of such Loans. Generally, home equity loans and home improvement loans are not viewed by borrowers as permanent financing. Accordingly, the Loans may experience a higher rate of prepayment than traditional first mortgage loans. The prepayment experience of the Trust with respect to the Loans may be affected  by  a wide  variety  of  factors,  including  economic  conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and changes affecting the deductibility for Federal income tax purposes of interest payments on home equity loans and/or home improvement contracts. All of the Home Equity Loans (AND HOME IMPROVEMENT CONTRACTS) contain "due-on-sale" provisions, and the Servicer is required by the Agreement to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF LOANS--Due-on-Sale Clauses in Loans" in the Prospectus. No assurance can be given as to the level of prepayments that will be experienced by the Trust and it can be expected that a portion of borrowers will not prepay their Loans to any significant degree.

OVERCOLLATERALIZATION

     The overcollateralization and cross collateralization features described herein will affect the rate and timing of principal distributions on the Offered Certificates, and consequently the average life and yield to maturity. On any Distribution Date on which the Overcollateralization Amount for a Loan Group is less than the related Required Overcollateralization Amount, the Remaining Net Excess Spread for such Loan Group, the Available Transfer Cashflow and the Net Excess Principal will be used to reduce the Class Certificate Balance of the related Class or Classes of Offered Certificates through the distribution of Additional Principal. Until such time, if any, that the Overcollateralization Amount for a Loan Group equals the related Required Overcollateralization Amount, there will be no Available Transfer Cashflow or Net Excess Principal to accelerate the amortization of the other Class or Classes of Offered Certificates. Loans with higher Loan Rates contribute more interest to the Excess Spread than do Loans with relatively lower Loan Rates. If Loans with higher Loan Rates were to prepay, the amount of Net Excess Spread could be reduced thereby slowing the amortization of the Class Certificate Balance of the related Class or Classes of Offered Certificates from the distribution of Additional Principal.

     Because the Excess Spread for a Loan Group is available to cover an Available Funds Shortfall with respect to both the related Loan Group and the other Loan Group, there may be no Remaining Net Excess Spread with which to make payments of Additional Principal. Similarly, any Excess Principal for a Loan Group will be applied to cover an Available Funds Shortfall in the other Loan Group prior to being applied to the payment of Additional Principal for the Class or Classes of Offered Certificates related to such other Loan Group. Thus, the amount and timing of any distributions in respect of Additional Principal on a Class of Offered Certificates will depend, in part, on the prepayment and loss experience of the Loans in the Loan Group related to the other Class or Classes of Offered Certificates.

     The  application  of  Remaining Net  Excess  Spread,  Available Transfer
Cashflow and Net Excess Principal to payments of Additional Principal is intended to create overcollateralization to provide a source of additional cashflow to cover losses on the Loans in each Loan Group. If the amount of losses in a particular Due Period exceeds the amount of Excess Spread for the related Loan Group and the Net Excess Spread and Excess Principal for the other Loan Group for the related Distribution Date, the amount in respect of principal distributed to the related Class or Classes of Offered Certificates will be reduced. A draw on the Policy in respect of principal will not be made until the Loan Group Balance is less than the aggregate Class Certificate Balance of the related Class or Classes of Offered Certificates, i.e., the related Class or Classes of Offered Certificates are undercollateralized.

     If a Required Overcollateralization Amount is allowed to step down, the amount of Remaining Net Excess Spread and Net Excess Principal available to the other Loan Group may be increased, and the amount of principal distributed to the Class or Classes of Offered Certificates for which the step down occurred will be decreased.

     As a result of the interaction of the foregoing features, there may be Distribution Dates on which Holders of the Offered Certificates receive little or no distributions in respect of principal. Either Overcollateralization Amount may or may not equal the related Required Overcollateralization Amount on any Distribution Date. There can be no assurance as to whether or when either Overcollateralization Amount may equal the related Required Overcollateralization Amount.

ARMS

     As is the case with fixed rate Home Equity Loans and Home Improvement Contracts, the ARMs may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, Mortgagors with ARMs may be inclined to refinance their ARMs with a fixed rate loan to "lock in" a lower interest rate. The existence of the Periodic Cap, Lifetime Cap and Lifetime Floor also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience on the ARMs may differ from that on the fixed rate Loans because the amount of the monthly payments on the ARMs is subject to adjustment on each Change Date. If such different experience were to occur, the prepayment experience on the Class A-3 Certificates may differ from that on the Fixed Rate Certificates.

     Certain of the ARMs were originated with initial Loan Rates that were based on competitive conditions and did not equal the sum of the applicable Index and the related Gross Margin. In addition, none of the ARMs has reached its initial Change Date. As a result, the Loan Rates on such ARMs are more likely to adjust on their first, and possibly subsequent Change Dates, subject to the effects of the applicable Periodic Cap and Lifetime Cap. Because the Certificate Rate for the Class A-3 Certificates is a function of the weighted average Remittance Rate of the ARMs, limits on changes in the Loan Rates of the ARMs may limit changes in the Certificate Rate for the Class A-3 Certificates.

     Disproportionate principal payments on ARMs having Loan Rates higher than the current Certificate Rate will also affect the yield on the Class A-3 Certificates. The yield to maturity of the Class A-3 Certificates will be lower than otherwise would be the case if disproportionate principal payments (including prepayments) are made on ARMs having Loan Rates that exceed the related Certificate Rate.

FINAL SCHEDULED DISTRIBUTION DATE

     The Final Scheduled Distribution Date for each Class of Offered Certificates is set forth in "SUMMARY OF TERMS--Final Scheduled Distribution Date herein". The Final Scheduled Distribution Date for the Class A-1 Certificates was determined based on the Structuring Assumptions (defined below) and the assumption that there are no prepayments. The Final Scheduled Distribution Dates for the Class A-2 and Class A-3 Certificates were set to equal the Distribution Date in the 25th month following the month of the latest possible scheduled maturity date for any of the Loans in the related Loan Group. Since the rate of distributions in reduction of the Class Certificate Balance of each Class of Offered Certificates will depend on the rate of payment (including prepayments) of the Loans, the Class Certificate Balance of any such Class could be reduced to zero significantly earlier or later than the applicable Final Scheduled Distribution Date. The rate of payments on the Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Loans.

STRUCTURING ASSUMPTIONS

     The information in the decrement tables has been prepared on the basis of the following assumed characteristics of the Home Equity Loans and Home Improvement Contracts and the following additional assumptions (collectively, the "Structuring Assumptions"): (i) the Loans prepay at the specified percentages of the Prepayment Ramp or CPR (each as defined below), (ii) no defaults or delinquencies in the payment by Mortgagors of principal of and interest on the Loans are experienced, (iii) the initial Class Certificate Balance of each Class of Offered Certificates is as set forth on the cover page hereof, (iv) interest accrues on each Class of Offered Certificates in each period at the applicable Certificate Rate or initial Certificate Rate described herein, (v) distributions in respect of the Offered Certificates are received in cash on the 25th day of each month commencing in ___________,
(vi) the  Servicer  does  not  exercise  its option  to  purchase  the  Loans described herein under "DESCRIPTION OF THE CERTIFICATES--Termination; Retirement of Certificates" and "--Optional Purchase of Defaulted Loans" herein, (vii) the Offered Certificates are purchased on ________,
(viii) scheduled payments on the Loans are received on the first day of each month commencing in the calendar month following the Closing Date and are computed prior to giving effect to prepayments received on the last day of the prior month, (ix) prepayments represent prepayments in full of individual Loans and are received on the last day of each month and include 30 days' interest thereon, commencing in the calendar month of the Closing Date,
(x) the scheduled monthly payment for each (MORTGAGE LOAN) has been calculated based on the assumed (MORTGAGE LOAN) characteristics set forth in the following table such that each Mortgage Loan will amortize in amounts sufficient to repay the balance of such Mortgage Loan by its indicated remaining term to maturity, (xi) all of the indicated Subsequent Loans purchased with funds from the Pre-Funding Account are purchased during ______, (xii) the Trust consists of __ Loans with the characteristics set forth in the following table, (xiii) the level of the Index remains constant at ______% and (xiv) (THE MORTGAGE RATE FOR EACH MORTGAGE LOAN IN LOAN GROUP
TWO) is adjusted on its next Change Date (and on subsequent Change Dates, if necessary) to equal the sum of (a) the assumed level of the Index and (b) the Gross Margin (such sum being subject to the Periodic Rate Cap). While it is assumed that each of the Loans prepays at the specified percentages of the Prepayment Ramp or CPR, as applicable, this is not likely to be the case. Moreover, discrepancies will exist between the characteristics of the actual Loans which will be delivered to the Trustee (including Subsequent Loans) and characteristics of the Loans assumed in preparing the tables herein.

     Prepayments of home equity loans, home improvement installment sales contracts and installment loan agreements are commonly measured relative to a prepayment standard or model. The model used with respect to the Fixed Rate Certificates (the "Prepayment Ramp") assumes that the Home Equity Loans in Loan Group One prepay at a rate of ___% CPR in the first month after origination, and an additional ___% each month thereafter until the __ month. Beginning in the __ month and each month thereafter, the Prepayment Ramp assumes a prepayment rate of __% CPR. For the Class A-3 Certificates, it was assumed that the Home Improvement Contracts in Loan Group Two prepay at a rate of ___% CPR. The Constant Prepayment Rate ("CPR") represents an assumed constant rate of prepayment each month, expressed as an annual rate, relative to the then outstanding principal balance of a pool of home improvement contracts for the life of such loans. Neither model purports to be either an historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any home equity loans or home improvement agreements, including the Home Equity Loans and the Home Improvement Contracts to be included in the Loan Groups.


                                                           Original Term to
                             Principal      Current Loan       Maturity        Remaining Term to                     Months to Next
                            Balance($)        Rate (%)        (months)(6)     Maturity (months)(7)  Gross Margin(%)  Change Date(8)
Loan Group One  . . . .



DECREMENT TABLES

     The following tables indicate, based on the Structuring Assumptions, the percentages of the initial Class Certificate Balances of the Classes of Offered Certificates that would be outstanding after each of the dates shown at various percentages of the Prepayment Ramp or CPR and the corresponding weighted average lives of such Classes. It is not likely that (i) all of the Loans will have the characteristics assumed, (ii) the Loans will prepay at the specified percentages of the Prepayment Ramp or CPR or at any other constant percentage or (iii) the level of the Index will remain constant at the level assumed or at any other level. Moreover, the diverse remaining terms to maturity of the Loans could produce slower or faster principal distributions than indicated in the tables at the specified percentages of the Prepayment Ramp or CPR, even if the weighted average remaining term to maturity of the Loans is consistent with the remaining terms to maturity of the Loans specified in the Structuring Assumptions.

                     PERCENT OF INITIAL CLASS CERTIFICATE
                             BALANCES OUTSTANDING



                                                       CLASS A-1                                        CLASS A-2
                                              PERCENTAGE OF PREPAYMENT RAMP                    PERCENTAGE OF PREPAYMENT RAMP
DISTRIBUTION DATE
Initial Percent . . . . . . . . .
February 1998 . . . . . . . . . .
February 1999 . . . . . . . . . .
February 2000 . . . . . . . . . .
February 2001 . . . . . . . . . .
February 2002 . . . . . . . . . .
February 2003 . . . . . . . . . .
February 2004 . . . . . . . . . .
February 2005 . . . . . . . . . .
February 2006 . . . . . . . . . .
February 2007 . . . . . . . . . .
February 2008 . . . . . . . . . .
February 2009 . . . . . . . . . .
February 2010 . . . . . . . . . .
February 2011 . . . . . . . . . .
February 2012 . . . . . . . . . .
February 2013 . . . . . . . . . .
February 2014 . . . . . . . . . .
February 2015 . . . . . . . . . .
February 2016 . . . . . . . . . .
February 2017 . . . . . . . . . .
February 2018 . . . . . . . . . .
February 2019 . . . . . . . . . .
February 2020 . . . . . . . . . .
February 2021 . . . . . . . . . .
February 2022 . . . . . . . . . .
February 2023 . . . . . . . . . .
February 2024 . . . . . . . . . .
February 2025 . . . . . . . . . .
February 2026 . . . . . . . . . .
Weighted Average
  Life (years)  . . . . . . . . .
___________________________


(table continued)
                                                        CLASS A-1                                        CLASS A-2
                                              PERCENTAGE OF PREPAYMENT RAMP                    PERCENTAGE OF PREPAYMENT RAMP
        DISTRIBUTION DATE
Initial Percent . . . . . . . . .
February 1998 . . . . . . . . . .
February 1999 . . . . . . . . . .
February 2000 . . . . . . . . . .
February 2001 . . . . . . . . . .
February 2002 . . . . . . . . . .
February 2003 . . . . . . . . . .
February 2004 . . . . . . . . . .
February 2005 . . . . . . . . . .
February 2006 . . . . . . . . . .
February 2007 . . . . . . . . . .
February 2008 . . . . . . . . . .
February 2009 . . . . . . . . . .
February 2010 . . . . . . . . . .
February 2011 . . . . . . . . . .
February 2012 . . . . . . . . . .
February 2013 . . . . . . . . . .
February 2014 . . . . . . . . . .
February 2015 . . . . . . . . . .
February 2016 . . . . . . . . . .
February 2017 . . . . . . . . . .
February 2018 . . . . . . . . . .
February 2019 . . . . . . . . . .
February 2020 . . . . . . . . . .
February 2021 . . . . . . . . . .
February 2022 . . . . . . . . . .
February 2023 . . . . . . . . . .
February 2024 . . . . . . . . . .
February 2025 . . . . . . . . . .
February 2026 . . . . . . . . . .
Weighted Average
  Life (years)  . . . . . . . . .
___________________________



 Rounded to the nearest whole percentage. The weighted average life of an Offered Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of such Certificate on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of such Certificate referred to in clause (a).

                     PERCENT OF INITIAL CLASS CERTIFICATE
                             BALANCES OUTSTANDING




                                                        CLASS A-3
                                                    PERCENTAGE OF CPR
DISTRIBUTION DATE
Initial Percent . . . . . . . . .
February 1998 . . . . . . . . . .
February 1999 . . . . . . . . . .
February 2000 . . . . . . . . . .
February 2001 . . . . . . . . . .
February 2002 . . . . . . . . . .
February 2003 . . . . . . . . . .
February 2004 . . . . . . . . . .
February 2005 . . . . . . . . . .
February 2006 . . . . . . . . . .
February 2007 . . . . . . . . . .
February 2008 . . . . . . . . . .
February 2009 . . . . . . . . . .
February 2010 . . . . . . . . . .
February 2011 . . . . . . . . . .
February 2012 . . . . . . . . . .
February 2013 . . . . . . . . . .
February 2014 . . . . . . . . . .
February 2015 . . . . . . . . . .
February 2016 . . . . . . . . . .
February 2017 . . . . . . . . . .
February 2018 . . . . . . . . . .
February 2019 . . . . . . . . . .
February 2020 . . . . . . . . . .
February 2021 . . . . . . . . . .
February 2022 . . . . . . . . . .
February 2023 . . . . . . . . . .
February 2024 . . . . . . . . . .
February 2025 . . . . . . . . . .
February 2026 . . . . . . . . . .
Weighted Average Life
  (years) . . . . . . . . . . . .
___________________________


(table continued)
                                                        CLASS A-3
                                                    PERCENTAGE OF CPR
        DISTRIBUTION DATE
Initial Percent . . . . . . . . .
February 1998 . . . . . . . . . .
February 1999 . . . . . . . . . .
February 2000 . . . . . . . . . .
February 2001 . . . . . . . . . .
February 2002 . . . . . . . . . .
February 2003 . . . . . . . . . .
February 2004 . . . . . . . . . .
February 2005 . . . . . . . . . .
February 2006 . . . . . . . . . .
February 2007 . . . . . . . . . .
February 2008 . . . . . . . . . .
February 2009 . . . . . . . . . .
February 2010 . . . . . . . . . .
February 2011 . . . . . . . . . .
February 2012 . . . . . . . . . .
February 2013 . . . . . . . . . .
February 2014 . . . . . . . . . .
February 2015 . . . . . . . . . .
February 2016 . . . . . . . . . .
February 2017 . . . . . . . . . .
February 2018 . . . . . . . . . .
February 2019 . . . . . . . . . .
February 2020 . . . . . . . . . .
February 2021 . . . . . . . . . .
February 2022 . . . . . . . . . .
February 2023 . . . . . . . . . .
February 2024 . . . . . . . . . .
February 2025 . . . . . . . . . .
February 2026 . . . . . . . . . .
Weighted Average Life
  (years) . . . . . . . . . . . .
___________________________




 Rounded to the nearest whole percentage.
 The weighted average life of an Offered Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of such Certificate on each Distribution Date by the number of years from the date of issuance to such Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of such Certificate referred to in clause (a).


                       DESCRIPTION OF THE CERTIFICATES

     The Certificates will be issued pursuant to the Agreement. The following summaries describe certain provisions of the Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement. Wherever particular sections or defined terms of the Agreement are referred to, such sections or defined terms are hereby incorporated herein by reference.

GENERAL

     Each Class of Offered Certificates will evidence specified undivided interests in the Trust. The property of the Trust will consist of, to the extent provided in the Agreement: (i) the Home Equity Loans in Loan Group One; (ii) payments on the Home Equity Loans received on and after the Cut-Off Date; (iii) the Home Improvement Contracts in Loan Group Two; (iv) payments on the Home Improvement Contracts received on or after the Cut-Off Date; (v) Mortgaged Properties relating to the Home Equity Loans and Home Improvement Contracts that are acquired by foreclosure or deed in lieu of foreclosure;
(vi) each Collection Account and Distribution Account; (vii) the Capitalized Interest Account; (viii) the Pre-Funding Account; (ix) the Policy; (x) certain hazard insurance policies maintained by the borrowers of the Loans, or the Servicer in respect thereof; and (xi) the Depositor's rights under the Purchase Agreement (defined below).

BOOK-ENTRY REGISTRATION

     The Offered Certificates initially will be registered in the name of Cede & Co. ("Cede"), the nominee of the Depository Trust Company ("DTC"). DTC has advised the Depositor as follows: DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participant").

     Under a book-entry format, beneficial owners of the Offered Certificates ("Certificates Owners") that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of Offered Certificates registered in the name of Cede, as nominee of DTC, may do so only through Participants and Indirect Participants. In addition, such Certificate Owners will receive all distributions of principal of and interest on the Offered Certificates from the Trustee through DTC and its Participants. Under a book-entry format, Certificate Owners will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede, as nominee for DTC, on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Certificate Owners. Under a book entry format, it is anticipated that the only Certificateholder will be Cede, as nominee of DTC, and that the Certificate Owners will not be recognized by the Trustee as Certificateholders under the Agreement. The Certificate Owners will only be permitted to exercise the rights of Certificateholders under the Agreement indirectly through DTC and its Participants who in turn will exercise their rights through DTC.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit payments of principal of and interest on the Offered Certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Offered Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interests.

     Certificate Owners who are not Participants may transfer ownership of the Offered Certificates only through Participants by instructing such Participants to transfer the Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Certificates, which account is maintained with their respective Participants. Under the rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because DTC can only act on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of Certificate Owners to pledge the Offered Certificates to persons or entities that do not participant in the DTC system, or otherwise take actions in respect of such Certificates may be limited due to the lack of a physical certificate for such Certificates.

     DTC in general advises that it will take any action permitted to be taken by a Certificate Owner under the Agreement only at the direction of one or more Participants to whose account with DTC the Offered Certificates are credited. Additionally, DTC in general advises that it will take such actions with respect to specified percentages of the Certificate Owners only at the direction of and on behalf of Participants whose holdings include current principal amounts of outstanding Offered Certificates that satisfy such specified percentages. DTC may take conflicting actions with respect to other current principal amounts of outstanding Offered Certificates to the extent that such actions are taken on behalf of Participants whose holdings include such current principal amounts of outstanding Offered Certificates.

     Any Offered Certificates initially registered in the name of Cede, as nominee of DTC, will be issued in fully registered, certificated form to Certificate Owners or their nominees ("Definitive Certificates"), rather than to DTC or its nominee only under the following circumstances: (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as Depository with respect to the Offered Certificates, and the Trustee or the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC, or (iii) after the occurrence of an Event of Default (defined herein), Certificate Owners representing not less than 50% of the aggregate Certificate Principal Balance of the Offered Certificates advise the Trustee and DTC through Participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interest of the Certificate Owners. Upon the occurrence of any of such events, DTC will be required to notify all Participants of the availability through DTC of Definitive Certificates. Upon surrender by DTC of the certificates representing the Offered Certificates and instruction for re-registration, the Trustee will issue the Offered Certificates in the form of Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders. Thereafter, payments of principal of and interest on the Offered Certificates will be made by the Trustee directly to Certificateholders in accordance with the procedures set forth in the Agreement. The final distribution of any Offered Certificate (whether Definitive Certificates or Offered Certificates registered in the name of
Cede), however, will be made only upon presentation and surrender of such Certificates on the final Distribution Date at such office or agency as is specified in the notice of final payment to Certificateholders.

     Although DTC has agreed to the foregoing procedures in order to facilitate transfers of interests in the Offered Certificates among Participants, it is under no obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. None of the Depositor, the Seller, the Servicer or the Trustee will have any responsibility for the performance by DTC or its Participants or Indirect Participants of their respective obligations under the rules and procedures governing their operations.

ASSIGNMENT OF LOANS

     The Loans will be acquired by the Depositor from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated the Closing Date (the "Purchase Agreement"), between the Seller and the Depositor. At the time of issuance of the Certificates, the Depositor will transfer to the Trust all of its right, title and interest in and to each Mortgage Loan, the related mortgage note, mortgage and other related documents (collectively, the "Related Documents"), including all payments received on or with respect to each such Mortgage Loan on or after the Cut-Off Date (exclusive of payments in respect of accrued interest on the Loans through the related Due Date in the month preceding the month of the Cut-Off Date). The Depositor also will assign to the Trustee all of the Depositor's rights under the Purchase Agreement. The Trustee, concurrently with such transfer, will deliver the Certificates to the Seller. Each Mortgage Loan transferred to the Trust will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Trustee pursuant to the Agreement. Such schedule will include information as to the Principal Balance of each Mortgage Loan as of the Cut-Off Date, as well as information with respect to the current Loan Rate.

     The Agreement will require that, within the time period specified therein, the Depositor will deliver or cause to be delivered to the Trustee (or a custodian, as the Trustee's agent for such purpose) the Home Equity Loans and Home Improvement Contracts endorsed to the Trustee and the Related Documents. In lieu of delivery of original mortgages, the Depositor may deliver or cause to be delivered true and correct copies thereof which have been certified as to authenticity by the appropriate county recording office where such mortgage is recorded.

     Under the terms of the Purchase Agreement, the Seller will have 30 days after the Closing Date to prepare and submit for recording assignments of the mortgages related to each Mortgage Loan in favor of the Trustee (unless opinions of counsel satisfactory to the Rating Agencies and the Certificate Insurer are delivered to the Trustee and the Certificate Insurer to the effect that recordation of such assignments is not required in the relevant jurisdictions to protect the interests of the Trustee in the Loans). If the recording information with respect to any assignment of Mortgage is unavailable within 30 days of the Closing Date, such assignment will be prepared and recorded promptly after receipt of such information, but in no event later than one year after the Closing Date.

     Within 90 days of the Closing Date, the Trustee will review the Loans and the Related Documents pursuant to the Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Seller and the Depositor by the Trustee, the Seller will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; however, such substitution is permitted only within two years of the Closing Date, and may not be made unless an opinion of counsel is provided to the effect that such substitution will not disqualify the Trust as a REMIC for federal income tax purposes or result in a prohibited transaction tax under the Code or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest thereon and (ii) 30 days' interest thereon, computed at the Loan Rate, net of the Servicing Fee with respect to such Mortgage Loan if the Seller or an affiliate is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan. The Purchase Price will be deposited in the applicable Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Loans and Related Documents available to the Trustee or the Certificateholders.

     In connection with the substitution of an Eligible Substitute Mortgage Loan, the Seller will be required to deposit in the applicable Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "Substitution Adjustment") equal to the sum of (i) the excess of the Principal Balance of the related Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan,
(ii) 30 days' interest on such excess computed at the Loan Rate, net of the Servicing Fee if the Seller or an affiliate is the Servicer, and (iii) the amount of any unreimbursed Servicing Advances and Monthly Advances made by the Servicer with respect to such Defective Mortgage Loan if the Servicer is not an affiliate of the Seller. The Servicer will be deemed to have been reimbursed for any Servicing Advances and Monthly Advances that are not paid pursuant to clause (iii).

     An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than, the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a mortgage of the same or higher level of lien priority as the mortgage relating to the Defective Mortgage Loan; (iv) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (v) comply with each representation and warranty as to the Loans set forth in the Purchase Agreement (deemed to be made as of the date of substitution); (vi) have a Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan.; (vii) bear a fixed or adjustable Loan Rate if the Deleted Mortgage Loan was in Loan Group One or Loan Group Two, respectively; and (viii) if the Mortgage Loan is an ARM, have a Gross Margin and Lifetime Cap no less than, the same interval between the Change Dates as, and a Loan Rate based on the same Index as, that of the Defective Mortgage Loan.

     In the Purchase Agreement, the Seller will make certain representations and warranties with respect to the Home Equity Loans and Home Improvement Contracts including, among others: (i) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-Off Date; (ii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy with respect to the related Mortgage Loan, which exceptions are generally acceptable to mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage; (iii) Except with respect to liens released immediately prior to the transfer contemplated in the Purchase Agreement, each Mortgage Note and the related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); and immediately upon the completion of the transfers and assignments contemplated in the Agreement, the Trustee will hold good, marketable and indefeasible title, to, and be the sole owner of, each Mortgage Loan subject to no Liens;
(iv) No Mortgage Loan was 30 or more days delinquent as of the Cut-Off Date, as measured at the end of the month; and (v) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending, real estate settlement procedures and disclosure laws.

     Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in the related Mortgage Loan, the Seller will have a period of 60 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 60-day period, the Seller will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Loans (DEFINED?) as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty that materially and adversely affects the interests of the Certificateholders or the Certificate Insurer. The obligation of the Seller to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any breach of a representation or warranty with respect thereto available to the Trustee or the Certificateholders.

     The Depositor will make no representations or warranties with respect to the Loans and will have no obligation (other than to assign to the Trustee the Depositor's rights under the Purchase Agreement) or liability with respect to breaches of the Seller's representations or warranties or its obligations to cure, purchase or substitute for any Defective Loan.

PAYMENTS ON LOANS; DEPOSITS TO COLLECTION ACCOUNTS AND DISTRIBUTION ACCOUNT

     The Trustee will establish and maintain a separate account (each a "Collection Account") for each Loan Group. Each Collection Account will be an Eligible Account (as defined herein). Subject to the investment provision described in the following paragraphs, upon receipt by the Servicer of amounts in respect of the Loans (excluding amounts representing the Servicing Fee, reimbursement for previous related Monthly Advances or Servicing Advances, administrative charges, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts in the Collection Account for the applicable Loan Group. Amounts so deposited may be invested in Eligible Investments (as described in the Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account or on such Distribution Date if approved by the Rating Agencies and the Certificate Insurer.

     The Trustee will establish a separate account (each, a "Distribution Account") for each Loan Group into which will be deposited amounts withdrawn from the related Collection Account for distribution to Certificateholders on a Distribution Date. Each Distribution Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

     An "Eligible Account" is an account that is (i) maintained with a depository institution the deposits in which are insured by the FDIC to the limits established by the FDIC and the short-term debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the short-term debt obligations of which) are rated in the highest short-term rating category by each Rating Agency and the long-term debt obligations of which are rated at least Aa3 by Moody's, (ii) a trust account or accounts maintained with the trust department of a federal or a state chartered depository institution or trust company the long-term debt obligations of which are rated at least Baa3 by Moody's, acting in a fiduciary capacity or (iii) an account or accounts otherwise acceptable to each Rating Agency and the Certificate Insurer.

     Eligible Investments are specified in the Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

PRE-FUNDING ACCOUNT

     On the Closing Date, an aggregate cash amount (the "Pre-Funded Amount") not to exceed approximately $_________ will be deposited in the Pre-Funding Account. Of such amount, approximately $__________ will be used to purchase Subsequent Home Equity Loans for deposit into Loan Group One and, if required, to make accelerated payments of principal on the Fixed Rate Certificates and approximately $__________ will be used to purchase Subsequent Home Improvement Contracts for deposit into Loan Group Two and, if required, to make accelerated payments of principal on the Class A-3
Certificates. During the period (the "Pre-Funding Period") from the Closing Date to the earliest to occur of (a) the date on which the amount on deposit in the Pre-Funding Account is less than $_____, (b) an Event of Default under the Agreement and (c) __________, amounts on deposit in the Pre-Funding Account may be withdrawn from time to time to acquire Subsequent Loans in accordance with the Agreement. Any net investment earnings on the Pre-Funded Amount will be transferred to the Capitalized Interest Account on each Distribution Date during the Pre-Funding Period. Any Pre-Funded Amount remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the Distribution Date occurring at or immediately following the end of the Pre-Funding Period as a prepayment of principal of the Class A-1 and Class A-2 Certificates, on a pro rata basis, or the Class A-3 Certificates, as applicable, based on the remaining Pre-Funded Amount allocated to the related Loan Group. (ONLY FIXED-RATE SUBSEQUENT HOME EQUITY LOANS MAY BE ADDED TO LOAN GROUP ONE, AND ONLY ADJUSTABLE-RATE SUBSEQUENT HOME IMPROVEMENT CONTRACTS MAY BE ADDED TO LOAN GROUP TWO.)

CAPITALIZED INTEREST ACCOUNT

     On the Closing Date, funds will be deposited in an account (the "Capitalized Interest Account") created and maintained with the Trustee. The amount so deposited will be used by the Trustee on the Distribution Dates in the Pre-Funding Period to fund the excess, if any, of the Interest Remittance Amounts for the Offered Certificates and the premium due for the Policy over the funds available therefor on such Distribution Dates. Any funds remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be distributed to the Holders of the Class R Certificates.

ADVANCES

     Not later than the close of business on the second Business Day prior to the related Distribution Date, the Servicer will be required to remit to the Trustee for deposit in the applicable Collection Account an amount, to be distributed on the related Distribution Date, equal to the sum of the interest accrued on each Mortgage Loan through the related Due Date but not received by the Servicer as of the close of business on the related Determination Date (net of the Servicing Fee with respect to such Mortgage
Loan), plus, with respect to each REO Property which was acquired during or prior to the related Due Period and as to which a final disposition thereof did not occur in the related Due Period, an amount equal to the excess, if any, of interest for the most recently ended Due Period on the Principal Balance of the Mortgage Loan relating to such REO Property at the related Loan Rate (net of the Servicing Fee with respect to such Mortgage Loan) over the net income from the REO Property transferred to the related Collection Account for such Distribution Date pursuant to the Agreement (the "Monthly Advance"). The Servicer may fund all or a portion of any Monthly Advance from funds on deposit in the applicable Collection Account that are not required to be distributed on the related Distribution Date. Any funds so used must be replaced on or before the Distribution Date on which such funds will be required to be distributed.

     In the course of performing its servicing obligations, the Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Properties; (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of Mortgaged Properties acquired in satisfaction of the related Mortgage. Each such expenditure will constitute a "Servicing Advance."

     The  Servicer's  right  to   reimbursement  for  unreimbursed  Servicing
Advances is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, released Mortgaged Property proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to such reimbursement is prior to the rights of Certificateholders. The Servicer's right to reimbursement for unreimbursed Monthly Advances is limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on the related Mortgage Loan (as to which it will have priority over Certificateholders) unless such amounts are insufficient. In such event (a "Nonrecoverable Advance"), the Servicer will be reimbursed for such Nonrecoverable Advance from funds on deposit in the applicable Distribution Account.

     The Servicer is not required to make any Monthly Advance or Servicing Advance which it determines would be nonrecoverable from amounts received in respect of the related Mortgage Loan.

COMPENSATING INTEREST

     The Agreement provides that not later than the close of business on the second Business Day prior to the related Distribution Date, the Servicer will remit to the Trustee for deposit to the applicable Collection Account an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls for the related Distribution Date resulting from principal prepayments by Mortgagors during the related Due Period and (ii) the amount otherwise payable to the Servicer as its aggregate Servicing Fee for such Due Period. The Servicer will not have the right to reimbursement for any such amounts deposited to either Collection Account.

SPREAD ACCOUNT

     The Trustee will establish on the Closing Date the Spread Account into which it will deposit upon receipt from the holder of the Class R Certificate an amount specified by the Certificate Insurer (the "Initial Spread Account Deposit"). Amounts on deposit in the Spread Account will be available for withdrawal to fund any shortfall between the available funds for distribution to Holders of a Class of Offered Certificates and the related Interest Remittance Amount and Principal Remittance Amount. If the Initial Spread Account Deposit is available to fund any such shortfall on each Distribution Date, funds on deposit in the Spread Account equal to the amount of such shortfall will be withdrawn by the Trustee and deposited into the applicable Distribution Account for distribution to Holders of the affected Class or Classes of Offered Certificates.

PRIORITY OF DISTRIBUTIONS

     On or before each Distribution Date, the Trustee will determine the Overcollateralization Amount for each Loan Group after giving effect to the distribution of the Principal Remittance Amount to the related Class or Classes of Offered Certificates on such Distribution Date and the amount of the related Net Excess Spread. The "Amount Available" for a Loan Group on a Distribution Date will equal the sum of (i) the Available Remittance Amount for such Loan Group, (ii) if an Available Funds Shortfall exists in such Loan Group, (a) first, the Net Excess Spread from the other Loan Group, to the extent of such Available Funds Shortfall, (b) second, the Excess Principal from the other Loan Group, to the extent of any remaining Available Funds Shortfall, and (c) third, any amounts in respect of any remaining Available Funds Shortfall withdrawn from the Spread Account and deposited in the applicable Distribution Account, (iii) (a) first, the Available Transfer Cashflow, to the extent necessary to reach the Required Overcollateralization Amount for such Loan Group and (b) second, the Net Excess Principal, to the extent necessary to reach the Required Overcollateralization Amount for such Loan Group, and (iv) any Insured Payments with respect to the related Class or Classes of Certificates. On each Distribution Date the Trustee will withdraw from each Distribution Account the Amount Available, and make distributions thereof in the following order of priority and to the extent of such Amount Available:

      (A)  From the Distribution Account for Loan Group One:

           (i) to the Certificate Insurer the monthly premium then due with respect to Loan Group One;

           (ii) to the Trustee, the Trustee Fee then due with respect to Loan Group One;

           (iii) to the Back-Up Servicer, the Back-Up Servicing Fee then due with respect to Loan Group One;

           (iv) concurrently, to the Class A-1, Class A-2 and Class I Certificates, an amount allocable to interest equal to the applicable Interest Remittance Amount;

           (v) sequentially, to the Class A-1 and Class A-2 Certificates, in that order, an amount allocable to principal equal to the related Principal Remittance Amount, until their respective Class Certificate Balances have been reduced to zero;

           (vi) to the Certificate Insurer an amount equal to previously unreimbursed Insured Payments with respect to the Class A-1, Class A-2 or Class I Certificates, together with interest thereon at the rate referred to in the Insurance Agreement;

           (vii) sequentially, to the Class A-1 and Class A-2 Certificates, in that order, an amount allocable to principal equal to the Additional Principal, until their respective Class Certificate Balances have been reduced to zero;

           (viii) to the Certificate Insurer, all other amounts owing to the Certificate Insurer under the Insurance Agreement;

           (ix) to the Servicer certain reimbursable expenses pursuant to the Agreement;

           (x) to the Servicer, Nonrecoverable Advances not previously reimbursed with respect to Loan Group One; and

           (xi)     to the Class R Certificates, the balance, if any.

     (B)  From the Distribution Account for Loan Group Two:

           (i) to the Certificate Insurer the monthly premium then due with respect to Loan Group Two;

           (ii) to the Trustee, the Trustee Fee then due with respect to Loan Group Two;

           (iii) to the Back-Up Servicer, the Back-Up Servicing Fee then due with respect to Loan Group Two;

           (iv)     to the  Class A-3  Certificates, an  amount allocable  to
                    interest  equal  to  the  related    Interest  Remittance
                    Amount;

           (v) to the Class A-3 Certificates, an amount allocable to principal equal to the related Principal Remittance Amount;

           (vi) to the Certificate Insurer an amount equal to previously unreimbursed Insured Payments with respect to the Class A-3 Certificates, together with interest thereon at the rate referred to in the Insurance Agreement;

           (vii) to the Class A-3 Certificates, an amount allocable to principal equal to the Additional Principal;

           (viii) to the Certificate Insurer, all other amounts owing to the Certificate Insurer under the Insurance Agreement;

           (ix) to the Servicer certain reimbursable expenses pursuant to the Agreement;

           (x) to the Servicer, Nonrecoverable Advances not previously reimbursed with respect to Loan Group Two; and

           (xi)     to the Class R Certificates, the balance, if any.

     Distributions allocable to principal of a Class of Offered Certificates will not exceed the Class Certificate Balance of such Class immediately prior to the applicable Distribution Date.

     The  "Additional   Principal"  for  any  Class  or  Classes  of  Offered
Certificates and any Distribution Date will equal the lesser of (i) the amount required to be distributed as principal so that the Overcollateralization Amount for the related Loan Group equals the related Required Overcollateralization Amount and (ii) the sum of (x) the Remaining Net Excess Spread for such Loan Group, (y) the Available Transfer Cashflow and (z) the Net Excess Principal.

     The "Adjusted Net Loan Rate" for any Mortgage Loan and any Distribution Date will equal the related Loan Rate minus the Expense Fee Rate.

     An "Available Funds Shortfall" means with respect to any Loan Group and Distribution Date, the amount by which the Available Remittance Amount for such Loan Group is less than the Required Payments for such Loan Group.

     The "Available Remittance Amount" with respect to any Loan Group and Distribution Date is equal to the sum of all amounts received or required to be paid by the Servicer or the Seller during the related Due Period with respect to the Loans in such Loan Group (exclusive of the Servicing Fee with respect to each Mortgage Loan, other servicing compensation payable to the Servicer as permitted by the Agreement and certain amounts available for reimbursement of Monthly Advances and Servicing Advances, as described above under "--Advances") and deposited into the applicable Collection Account pursuant to the Agreement as of the related Determination Date, including any Monthly Advances, Compensating Interest and, through the end of the Pre-Funding Period, amounts withdrawn from the Capitalized Interest Account with respect to the related Class or Classes of Offered Certificates and any remaining amount on deposit in the Pre-Funding Account at the end of the Pre-Funding Period and allocable to the related Loan Group, in each case with respect to such Distribution Date.

     The "Available Transfer Cashflow" for any Loan Group and Distribution Date will equal the Remaining Net Excess Spread for the other Loan Group remaining after the payment, if any, of Additional Principal on the Class or Classes of Offered Certificates related to such other Loan Group.

     The "Basic Principal Amount" with respect to any Loan Group and Distribution Date will equal the sum of (i) each payment of principal on a Mortgage Loan received by the Servicer (exclusive of amounts described in clauses (ii) and (iii) below during the calendar month preceding the calendar month in which such Distribution Date occurs (with respect to any
Distribution Date, the "Due Period"); (ii) curtailments (i.e., partial prepayments) and prepayments in full received during the related Due Period;
(iii) all Insurance Proceeds and Net Liquidation Proceeds allocable to recoveries of principal of Loans received during the related Due Period; (iv) an amount equal to the excess, if any, of the Principal Balance (immediately prior to liquidation) of each Mortgage Loan liquidated during the related Due Period over the principal portion of Net Liquidation Proceeds received during such Due Period (the "Unrecovered Class A Portion"); and (v) (a) the outstanding Principal Balance of any Mortgage Loan purchased by the Seller or the Servicer as required or permitted by the Agreement as of the related Determination Date and (b) with respect to any Defective Mortgage Loan for which the Seller substitutes an Eligible Substitute Mortgage Loan as of the related Determination Date, any excess of the Principal Balance of such Defective Mortgage Loan over the Principal Balance of such Eligible Substitute Mortgage Loan, plus the amount of any unreimbursed Servicing Advances (defined herein) made by the Servicer with respect to the Mortgage Loan to the extent received.

     The "Carry-Forward Amount" for any Class of Offered Certificates on any Distribution Date will equal the sum of (a) the excess of the aggregate Class Remittance Amounts as of each preceding Distribution Date over the amount of the actual distributions to the Holders of such Class of Offered Certificates made on any such Distribution Date and not subsequently distributed, and (b) interest on the amount, if any, of the interest component of the amount described in clause (a) at one-twelfth of the applicable Certificate Rate.

     The "Excess Principal" for any Loan Group and Distribution Date will equal the lesser of (i) the portion, if any, of the Basic Principal Amount for such Loan Group that is not required to be included in the Principal Remittance Amount for the related Class or Classes of Offered Certificates for such Distribution Date and (ii) the amount of such portion remaining after the application of the related Available Remittance Amount to the Required Payments for such Loan Group.

     The "Excess Spread" for any Loan Group and Distribution Date will equal interest collected or advanced on the Loans in such Loan Group (including amounts allocated to the related Class of Offered Certificates in the Capitalized Interest Account) minus the sum of (i) the Interest Remittance Amount for the related Class or Classes of Offered Certificates and, (IN THE CASE OF LOAN GROUP ONE, THE INTEREST REMITTANCE AMOUNT FOR THE CLASS I CERTIFICATES) and (ii) the Expense Fees for such Loan Group.

     The "Expense Fee Rate" will equal the sum of the per annum rates at which the Servicing Fee, the Back-up Servicing Fee, the Trustee Fee and the Premium are calculated which, will be ____%.

     The "Interest Remittance Amount" for any Distribution Date will equal interest accrued during the related Interest Period (a) in the case of a Class of Offered Certificates, at the applicable Certificate Rate on the Class Certificate Balance of such Class of Offered Certificates immediately prior to the related Distribution Date, and (b) in the case of the Class I Certificates, at the rate of _____% per annum on the Notional Balance thereof which, (FOR ANY DISTRIBUTION DATE, WILL EQUAL THE LOAN GROUP BALANCE OF LOAN GROUP ONE AS OF THE FIRST DAY OF THE RELATED DUE PERIOD.)

     The "Principal Remittance Amount" for any Class of Offered Certificates and any Distribution Date will be equal to the sum of:

           (i) the lesser of (x) the Basic Principal Amount for the related Loan Group and (y) the portion of such Basic Principal Amount required to be distributed to increase the Overcollateralization Amount for the related Loan Group to the Required Overcollateralization Amount for such Loan Group on such Distribution Date;

           (ii)     the Carry-Forward Amount; and

           (iii) on the Distribution Date at the end of the Pre-Funding Period, amounts deposited in the related Distribution
                    Account from the Pre-Funding Account pursuant to the Agreement and allocable to the related Loan Group.

     A "Liquidated Mortgage Loan" means, as to any Distribution Date, any Mortgage Loan in respect of which the Servicer has determined, based on the servicing procedures specified in the Agreement, as of the end of the preceding Due Period that all Liquidation Proceeds which it expects to recover with respect to the disposition of the related Mortgaged Property have been recovered.

     The "Net Excess Principal" for any Loan Group and Distribution Date will equal the Excess Principal for such Loan Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Loan Group.

     The "Net Excess Spread" for any Loan Group and Distribution Date will equal the Excess Spread for such Loan Group remaining after the application thereof to cover an Available Funds Shortfall with respect to such Loan Group.

     "Net Liquidation Proceeds" with respect to a Mortgage Loan are equal to the Liquidation Proceeds, reduced by related expenses, up to the unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon. "Liquidation Proceeds" are the proceeds received in connection with the liquidation of any Mortgage Loan, whether through trustee's sale, foreclosure sale or otherwise.

     The "Overcollateralization Amount" for any Loan Group and Distribution Date will equal the sum of (a) the excess, if any, of (i) the sum of the Loan Group Balance and the amount on deposit in the Pre-Funding Account allocated to such Loan Group (exclusive of any investment earnings included therein) as of the close of business on the last day of the related Due Period, over (ii) the Class Certificate Balance of the related Class or Classes of Offered Certificates, after giving effect to the distributions of the related Principal Remittance Amount on such Distribution Date, and (b) the amount, if any on deposit in the Spread Account allocated to the related Class or Classes of Offered Certificates.

     The "Remaining Net Excess Spread" for any Loan Group and Distribution Date will equal the Net Excess Spread for such Loan Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Loan Group.

     The "Required Payments" for any Loan Group and Distribution Date will equal the amount required to pay the Expense Fees, other than the Servicing Fee, the related Interest Remittance Amount(s) and the related Principal Remittance Amount and to reimburse the Certificate Insurer for previously unreimbursed Insured Payments with respect to the related Class or Classes of Certificates, together with interest thereon at the rate referred to in the Insurance Agreement.

REPORTS TO CERTIFICATEHOLDERS

     Concurrently with each distribution to the Certificateholders, the Trustee will forward to each Certificateholder a statement setting forth, among other items, the following information with respect to each Class of Offered Certificates:

          (i)  the Available  Remittance Amount for the  related Distribution
               Date;

          (ii) the related Interest Remittance Amount and Certificate Rate;

          (iii)  the related   Principal  Remittance   Amount,   stating
                    separately the components thereof;

          (iv) the amount of the Monthly Advances and Compensating Interest Payments;

          (v)  the Servicing Fee for such Distribution Date;

          (vi) the Additional Principal;

          (vii) the Class Certificate Balance, after giving effect to such distribution;

          (viii)    the related Loan Group Balance;

          (ix) the number and aggregate Principal Balances of the Loans in the related Loan Group as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Due Period;

          (x) the book value of any real estate which is acquired by the Trust through foreclosure or grant of deed in lieu of foreclosure; and

          (xi) the amount of any Insured Payments for such Distribution Date;
               and

          (xii) the amount of the Unrecovered Class A Portions for each Loan Group realized during the related Due Period; the cumulative amount of losses realized since the Cut-Off Date for each Loan Group with separate items indicating gross losses, principal losses, recoveries, net losses and a breakout for recovery expenses.

     In the case of information furnished pursuant to clauses (ii) and (iii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

     Within 60 days after the end of each calendar year, the Trustee will forward to each Person who was a Certificateholder during the prior calendar year a statement containing the information set forth in clauses (ii) and
(iii) above aggregated for such calendar year.

COLLECTION AND OTHER SERVICING PROCEDURES ON LOANS

     The Servicer will make reasonable efforts to collect all payments called for under the Loans and will, consistent with the Agreement, follow such collection procedures as it follows from time to time with respect to the home equity loans and home improvement loans in its servicing portfolio comparable to the Home Equity Loans and Home Improvement Contracts. Consistent with the above, the Servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the Loans.

     With respect to the Loans, the Servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided that any such arrangement is consistent with the Servicer's policies with respect to the home equity mortgage loans and home improvement loans it owns or services. With respect to Loans that are junior in priority to a First Lien on a Mortgaged Property, the Servicer has the power under certain circumstances to consent to a new mortgage lien on such Mortgaged Property having priority over such Mortgage Loan in connection with the refinancing of such First Lien.

HAZARD INSURANCE

     The Servicer will cause to be maintained fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (i) the outstanding Principal Balance on the Mortgage Loan and any related First Lien, (ii) the full insurable value of the premises securing the Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Generally, if the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as Flood Zone "A", such flood insurance has been made available and the Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions servicing similar mortgage loans, the Servicer will cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the outstanding Principal Balance of the Mortgage Loan and any related First Lien, (b) the full insurable value of the Mortgaged Property, or (c) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer will also maintain on REO Property, to the extent such insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted mortgage servicing practices of prudent lending institutions servicing similar mortgage loans, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with the Servicer's normal mortgage servicing procedures) will be deposited in the applicable Collection Account, subject to retention by the Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the Agreement.

     In the event that the Servicer obtains and maintains a blanket policy as provided in the Agreement insuring against fire and hazards of extended coverage on all of the Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance of the Loans without coinsurance and otherwise complies with the requirements of the preceding paragraph, the Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

REALIZATION UPON DEFAULTED LOANS

     The Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Loans as come into default when, in accordance with applicable servicing procedures under the Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general mortgage servicing activities, provided the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related First Lien or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. The Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Certificateholders.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

     When any Mortgaged Property is about to be conveyed by the obligor, the Servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under the applicable "due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law. In such event, the Servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the Mortgage Loan. Any fee collected in connection with an assumption will be retained by the Servicer as additional servicing compensation. The terms of a Mortgage Loan may not be changed in connection with an assumption.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Due Period, the Servicer will receive from interest payments actually received in respect of the Loans a portion of such interest payments as a monthly Servicing Fee in the amount equal to ____% per annum (the "Servicing Fee Rate") on the Principal Balance of each Mortgage Loan as of the first day of each such Due Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation. The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Agreement.

EVIDENCE AS TO COMPLIANCE

     The Agreement provides for delivery on or before January 31 in each year, beginning in January ____, to the Depositor, the Trustee, the Certificate Insurer and the Rating Agencies of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its material obligations under the Agreement throughout the preceding fiscal year, except as specified in such statement.

     On or before January 31 in each year, beginning in January ____, the Servicer will furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Seller) to the Depositor, the Trustee, the Certificate Insurer and the Rating Agencies to the effect that such firm has examined certain documents and the records relating to servicing of the Loans under the Uniform Single Audit Program for Mortgage Bankers and such firm's conclusion with respect thereto.

CERTAIN MATTERS REGARDING THE SERVICER

     The Agreement provides that the Servicer may not resign from its obligations and duties thereunder, except in connection with a permitted transfer of servicing, unless (i) such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or (ii) upon the satisfaction of the following conditions:
(a) the Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee;
(b) the Rating Agencies have confirmed to the Trustee that the appointment of such proposed successor servicer as the Servicer will not result in the reduction or withdrawal of the then current rating of the Offered Certificates; and (c) such proposed successor servicer is reasonably acceptable to the Certificate Insurer. No such resignation will become effective until the Trustee or a successor servicer has assumed the Servicer's obligations and duties under the Agreement.

     The Servicer may perform any of its duties and obligations under the Agreement through one or more subservicers or delegates, which may be affiliates of the Servicer. Notwithstanding any such arrangement, the
Servicer  will   remain  liable  and   obligated  to  the  Trustee   and  the
Certificateholders for the Servicer's duties and obligations under the Agreement, without any diminution of such duties and obligations and as if the Servicer itself were performing such duties and obligations.

     The Agreement provides that none of the Depositor, the Seller or the Servicer or any of their respective directors, officers, employees or agents will be under any other liability to the Trust, the Trustee, the Certificate-holders or any other person for any action taken or for refraining from taking any action pursuant to the Agreement. However, the Servicer will not be protected against any liability which would otherwise be imposed by reason of its willful misconduct, bad faith or negligence in the performance of its duties under the Agreement or by reason of reckless disregard of its obligations thereunder. In addition, the Agreement provides that the Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to the Servicer's servicing responsibilities under the Agreement. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interest of the Certificateholders thereunder.

     Any corporation into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer shall be the successor of the Servicer, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in the Agreement to the contrary notwithstanding.

THE BACK-UP SERVICER

     ____________ will be appointed as the Back-Up Servicer under the Agreement. Prior to the occurrence of an Event of Servicer Termination, the Agreement requires the Back-Up Servicer to maintain current records of each Mortgagor's account and the activity therein. The Servicer will be required to furnish electronically such records to the Back-Up Servicer on a monthly basis, and the Back-Up Servicer will be required to recalculate the Servicer's application of all funds received from or on behalf of the Mortgagors. Upon the occurrence of an Event of Servicer Termination, the Back-Up Servicer will be obligated to assume the obligations of the Servicer as described below. In performing its obligations under the Agreement, the Back-Up Servicer will be entitled to the same protections afforded to the Servicer under the Agreement.


EVENTS OF SERVICER TERMINATION

     The Servicer's rights under the Agreement may be terminated upon the occurrence of an Event of Default or a Trigger Event. "Events of Default" will consist of: (i) any failure of the Servicer to deposit in either Collection Account any deposit required to be made under the Agreement, which failure continues unremedied for three Business Days after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificate Insurer or Certificateholders of any Class evidencing Percentage Interests aggregating not less than 25% of such Class; (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Agreement which continues unremedied for 30 days after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificate Insurer or Certificateholders of any Class evidencing Percentage Interests aggregating not less than 25% of such Class;
(iii) any failure by the Servicer to make any required Servicing Advance, which failure continues unremedied for a period of 30 days after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificate Insurer or Certificateholders of any Class evidencing Percentage Interests aggregating not less than 25% of such Class; (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Servicer and certain actions by the Servicer indicating insolvency, reorganization or inability to pay its obligations (an "Insolvency Event");
(v) so long as the Seller is an affiliate of the Servicer, any failure of the Seller to repurchase or substitute Eligible Substitute Loans for Defective Loans (DEFINED?) as required by the Purchase Agreement; (vi) any failure to pay any Monthly Advance or any Compensating Interest Payments which continues unremedied for a period of one Business Day; or (vii) any insufficiency in either Amount Available excluding Insured Payments occurs on a Distribution Date resulting in the need for an Insured Payment.

     A "Trigger Event" will consist of: (i) the failure by the Seller or the Servicer to pay any amount due the Certificate Insurer pursuant to the Insurance Agreement among the Depositor, the Seller, the Servicer and the Certificate Insurer, which continues unremedied for three Business Days after written notice of such failure by the Certificate Insurer; (ii) the Certificate Insurer determines that the performance of the Servicer is not satisfactory; or (iii) the Servicer is a party to a merger, consolidation or other corporate transaction in which the Servicer is not the surviving entity, the debt of such surviving entity is not investment grade or the Certificate Insurer determines that the servicing capabilities of the surviving entity could materially and adversely affect the servicing of the Loans.

RIGHTS UPON AN EVENT OF SERVICER TERMINATION

     So long as an Event of Default remains unremedied, either the Trustee, or Certificateholders of any Class evidencing Percentage Interests of at least 51% of such Class, with the consent of the Certificate Insurer, or the Certificate Insurer, may terminate all of the rights and obligations of the Servicer under the Agreement and in and to the Loans, whereupon the Back-Up Servicer will succeed to all the responsibilities, duties and liabilities of the Servicer under the Agreement (the "Successor Servicer") and will be entitled to similar compensation arrangements. Upon the occurrence and continuation beyond the applicable grace period of the event described in clause (vi) in the second preceding paragraph, the Back-Up Servicer will immediately assume the duties of the Servicer. The Back-Up Servicer, as Successor Servicer, will be obligated to make Monthly Advances and Servicing Advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. In the event that the Back-Up Servicer would be obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the Agreement and having a net worth of at least $_________ and acceptable to the Certificate Insurer to act as Successor Servicer under the Agreement. Pending such appointment, the Back-Up Servicer will be obligated to act in such capacity unless prohibited by law. Such successor will be entitled to receive the same compensation that the Servicer would otherwise have received (or such lesser compensation as the Trustee and such successor may agree). A trustee in bankruptcy for the Servicer may be empowered to prevent the termination and replacement of the Servicer if the only Event of Default has occurred is an Insolvency Event.

     Upon the occurrence of a Trigger Event, the Certificate Insurer, in its sole discretion, may direct the Trustee to remove the Servicer and to appoint a Successor Servicer.

AMENDMENT

     The Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Certificate Insurer, but without the consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be defective or inconsistent with any other provisions of the Agreement, to add to the duties of the Depositor or the Servicer, to comply with any requirements imposed by the Code or any regulation thereunder, or to add or amend any provisions of the Agreement as required by the Rating Agencies in order to maintain or improve any rating of the Offered Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, none of the Depositor, the Seller, the Servicer or the Trustee is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement, provided that such action will not, as evidenced by an opinion of counsel, materially and adversely affect the interests of any Certificateholder or the Certificate Insurer; provided, that any such amendment will not be deemed to materially and adversely affect the Certificateholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from the Rating Agencies stating that such amendment would not result in a downgrading of the then current rating of the Offered Certificates. The Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of Holders of Certificates evidencing Percentage Interests aggregating not less than 51% of each Class affected thereby and the Certificate Insurer for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders, provided that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Certificates or distributions or payments under the Policy which are required to be made on any Certificate without the consent of the Certificateholder or
(ii)  reduce  the  aforesaid  percentage  required to  consent  to  any  such amendment, without the consent of the holders of all Certificates then outstanding. Notwithstanding the foregoing, the provisions of the Agreement relating to overcollateralization may be reduced or eliminated by the Certificate Insurer without the consent of any Certificateholder so long as a Certificate Insurer Default has not occurred.

TERMINATION; RETIREMENT OF THE CERTIFICATES

     The Trust will terminate on the Distribution Date following the later of
(A) termination of the Policy and payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the Distribution Date on which the Class Certificate Balance of each Class of Offered Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, and (iii) the optional transfer to the Servicer of the Loans, as described below.

     The Servicer will have the right to purchase all remaining Loans, and related REO Properties in the Trust and thereby effect early retirement of the Certificates, subject to the Pool Balance of such Loans and REO Properties at the time of purchase being less than or equal to __% of the sum of the Pool Balance as of the Cut-Off Date and the Principal Balance of each Subsequent Mortgage Loan as of the applicable Subsequent Cut-Off Date. In the event the Servicer exercises such option, the purchase price will be at least equal to (x) 100% of its then outstanding principal balance plus (y) the greater of (i) the aggregate amount of accrued and unpaid interest on the Loans through the related Due Period and (ii) 30 days' accrued interest thereon at the Loan Rate, in each case net of the Servicing Fee plus (z) any amounts due to the Certificate Insurer.

     The termination of the Trust will be effected in a manner consistent with applicable federal income tax regulations and the status of the Trust as a REMIC.

OPTIONAL PURCHASE OF DEFAULTED LOANS

     The Servicer has the option to purchase from the Trust any Loan __ days or more delinquent at a purchase price equal to the outstanding Principal Balance of such Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest on such principal balance and (ii) 30 days' interest on such principal balance, computed at the Loan Rate, plus all unreimbursed amounts owing to the Certificate Insurer with interest thereon at the rate referred to in the Insurance Agreement.

THE TRUSTEE

     ________________,  a  ____________  organized  under  the  laws  of  the
___________, has been named Trustee pursuant to the Agreement.

     The Trustee may have normal banking relationships with the Depositor, the Seller and the Servicer.

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer and the Servicer. The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee, as approved by the Certificate Insurer and the Servicer. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

     No holder of a Certificate will have any right under the Agreement to institute any proceeding with respect to the Agreement unless such holder previously has given to the Trustee written notice of default and unless Certificateholders evidencing Percentage Interests of at least 51% of the applicable Class have made written requests upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby.

                    THE POLICY AND THE CERTIFICATE INSURER

THE POLICY

     Simultaneously with the issuance of the Certificates, the Certificate Insurer will issue the Policy pursuant to which it will irrevocably and unconditionally guaranty payment on each Distribution Date to the Trustee for the benefit of the Holders of each Class of Offered Certificates of a maximum amount equal to the applicable Guaranteed Interest Payment Amount and the applicable Guaranteed Principal Payment Amount for such Distribution Date. The Offered Certificates and the Agreement may not be amended unless the Certificate Insurer has given its prior written consent. The amount of the actual payment (the "Insured Payment"), if any, made by the Certificate Insurer under the Policy on each Distribution Date allocated to such Class of Offered Certificates or the Class I Certificates, as the case may be, is equal to the sum of (A) the excess, if any, of (1) the Interest Remittance Amount with respect to such Class and Distribution Date over (2) the Amount Available (net of Insured Payments) for the related Loan Group and (B) the amount by which the Class Certificate Balance of such Class of Offered Certificates (or in the case of the Fixed Rate Certificates, the aggregate Class Certificate Balance of such Certificates) after giving effect to all allocations and distributions to principal on such Class or Classes of Offered Certificates on such Distribution Date exceeds the related Loan Group Balance as of such Distribution Date. The Certificate Insurer's obligations under the Policy to make Insured Payments will be discharged to the extent funds are transferred to the Trustee as provided in the Policy, whether or not such funds are properly applied by the Trustee.

     Payment of claims under the Policy will be made by the Certificate Insurer following Receipt by the Certificate Insurer of the appropriate notice for payment on the later to occur of (a) 11:00 a.m., New York City time, on the second Business Day following Receipt of such notice for payment, and (b) 11:00 a.m., New York City time, on the Business Day immediately preceding the relevant Distribution Date.

     The terms "Receipt" and "Received," with respect to the Policy, means actual delivery to the Certificate Insurer, prior to 2:00 pm., New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 2:00 pm., New York City time, shall be deemed to be Receipt on the next succeeding Business Day.

     If the payment of the Guaranteed Interest Payment Amount or the Guaranteed Principal Payment Amount is voided pursuant to a final and non-appealable order (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding, and, as a result of such a Preference Event, the Trustee is required to return such voided payment, or any portion of such voided payment, made in respect of the Certificates (an "Avoided Payment"), the Certificate Insurer will pay an amount equal to such Avoided Payment, upon receipt by the Certificate Insurer from the Trustee of (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Trustee is required to return any such payment or portion thereof during the term of the Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee relating to or arising under such Avoided Payment and (z) a notice for payment appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee directly.

     Notwithstanding the foregoing, in no event shall the Certificate Insurer be obligated to make any payment in respect of any Avoided Payment, which payment represents a payment of the principal amount of a Class of Offered Certificates, prior to the time the Certificate Insurer would have been required to make a payment in respect of such principal in the absence of such Preference Event.

     The Certificate Insurer shall make payments due in respect of Avoided Payments prior to 1:00 p.m., New York City time, on the second Business Day following the Certificate Insurer's receipt of the documents required under clauses (x) through (z) of the second preceding paragraph. Any such documents received by the Certificate Insurer after 3:00 p.m., New York City time, on any Business Day or on any day that is not a Business Day shall be deemed to have been received by the Certificate Insurer prior to 3:00 p.m. on the next succeeding Business Day.

     Under the Policy, "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York, New York, or the State of New Jersey are authorized or obligated by law or executive order to be closed.

     "Insolvency Proceeding" means the commencement, after the Closing Date, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, or the commencement, after the Closing Date, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

     The terms of the Policy cannot be modified, altered or affected by any other agreement or instrument, or by the merger, consolidation or dissolution of the Depositor, the Seller or Servicer. The Policy by its terms may not be canceled or revoked. The Policy is governed by the laws of the State of New York.

     Pursuant to the terms of the Agreement, unless a Certificate Insurer Default exists, the Certificate Insurer will be entitled to exercise all rights of the Holders of the Offered Certificates, without the consent of such Certificateholders, and the Holders of the Offered Certificates may exercise such rights only with the prior written consent of the Certificate Insurer. In addition, the Certificate Insurer will, as a third party beneficiary to the Agreement, have, among others, the following rights: (i) the right to give notices of breach or to terminate the rights and obligations of the Servicer under the Agreement in the event of an Event of Default by the Servicer and to institute proceedings against the Servicer;
(ii) the right to consent to or direct any waivers of defaults by the Servicer; (iii) the right to remove the Trustee pursuant to the Agreement;
(iv) the right to direct the actions of the Trustee during the continuation of a Servicer default; (v) the right to require the Seller to repurchase Loans for breach of representation and warranty or defect in documentation;
(vi) the right to direct foreclosures upon the failure of the Servicer to do so in accordance with the Agreement; and (vii) the right to direct the Trustee to investigate certain matters. The Certificate Insurer's consent will be required prior to, among other things, (i) the removal of the Trustee, (ii) the appointment of any successor Trustee or Servicer or (iii) any amendment to the Agreement (which consent will not be withheld if an opinion of counsel is delivered and addressed to the Certificate Insurer and the Trustee to the effect that failure to amend the Agreement would adversely affect the interests of the Certificateholders).

THE CERTIFICATE INSURER

     The information set forth in this section and in Appendix B and Appendix C hereto has been supplied by ____________. Accordingly, none of the Depositor, the Seller, the Servicer, the Trustee or the Underwriter makes any representation as to the accuracy and completeness of such information.
     ________ is a ___________ which engages only in the business of financial guarantee and surety insurance. _______ is licensed in 50 states in addition to _________. ________ insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. ____________ also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.
     _________'s claims-paying ability is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Corporation ("Standard & Poor's"), "AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps") and "AAA" by Nippon Investors Service Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

     ________ is regulated by ___________. In addition, _________ is subject to regulation by the insurance laws and regulations of the other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that ________ may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. __________ is subject to periodic regulatory examinations by the same regulatory authorities.

     ________'s  obligations  under  the  Policy  may  be  reinsured.    Such
reinsurance does not relieve _________ of any of its obligations under the Policy.

     THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

     As at December 31, 1996 and 1995, _____________ had qualified statutory capital (which consists of policyholders' surplus and contingency reserve) of approximately $____ million and $____ million, respectively, and had not incurred any debt obligations. ______________ requires ________ to establish and maintain the contingency reserve, which is available to cover claims under surety bonds issued by ____________.

     The audited financial statements of ______________ prepared in accordance with generally accepted accounting principles for the period ended December 31, 1995 are attached as Appendix B to this Prospectus Supplement, and the unaudited financial statements of _________ for the period ended ______________, are attached as Appendix C to this Prospectus Supplement. Copies of _________'s financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, and filed with _____________________ are available upon request. __________ is located at ____________________ and its telephone number is _______________.

                               USE OF PROCEEDS

     The net proceeds to be received from the sale of the Offered Certificates will be used by the Depositor to purchase the Loans. The Loans will have been acquired by the Depositor from _____________ in a privately negotiated transaction.

                                 UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement (the "Underwriting Agreement") between the Depositor and Bear, Stearns & Co. Inc. (the "Underwriter"), the Depositor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase from the Depositor, each Class of Offered Certificates.

     In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all of the Certificates offered hereby, if any are purchased. The Depositor has been advised by the Underwriter that it proposes initially to offer the Certificates to the public at the respective offering prices set forth on the cover page hereof and to certain dealers at such price less a concession not in excess of the respective amounts set forth in the table below (expressed as a percentage of the relative Certificate Principal Balance). The Underwriter may allow and such dealers may reallow a discount not in excess of the respective amounts set forth in the table below to certain other dealers.



                                                                        Selling                                  Reallowance
Class                                                                 Concession                                   Discount
A-1 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     %                                          %
A-2 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     %                                          %
A-3 . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     %                                          %


     The Depositor is an affiliate of the Underwriter.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.


                              REPORT OF EXPERTS

     The financial statements of __________________ included in this Prospectus Supplement in Appendix B, as of December 31, 1996 and 1995 and for each of the years in the two year period then ended, have been included in reliance upon the report of ______________, independent certified public accountants, appearing in Appendix B, upon the authority of such firm as expert in accounting and auditing.

                                   RATINGS

     It is a condition to issuance that each Class of Offered Certificates be rated not lower than ____________ by (_________________) and _____________ by
(__________________).

     A securities rating addresses the likelihood of the receipt by Holders of distributions on the Loans to which they are entitled. The rating takes into consideration the characteristics of the Loans and the structural, legal and tax aspects associated with the Offered Certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Loans or the possibility that Holders might realize a lower than anticipated yield. The ratings assigned to the Offered Certificates will depend primarily upon the creditworthiness of the Certificate Insurer. Any reduction in a rating assigned to the claims-paying ability of the Certificate Insurer below the ratings initially assigned to the Offered Certificates may result in a reduction of one or more of the ratings assigned to the Offered Certificates.

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

                                LEGAL MATTERS

     Certain legal matters with respect to the Certificates will be passed upon by Brown & Wood LLP, New York, New York.

                                                                   APPENDIX A

                       CERTAIN STATISTICAL INFORMATION
                REGARDING THE INITIAL LOANS IN THE LOAN GROUPS
                          AS OF THE CUT-OFF DATE

                                LOAN GROUP ONE

                                LOAN GROUP TWO










Information contained herein is subject to completion or amendment. A registration statement relating to these Securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


     PROSPECTUS SUPPLEMENT
     (TO PROSPECTUS DATED ________, 1998)

                                $_____________
                 BEAR STEARNS HOME EQUITY LOAN TRUST 199__-__
               $__________ ASSET-BACKED NOTES, SERIES 199__-__
            $__________ ASSET-BACKED CERTIFICATES, SERIES 199__-__

     The Home Equity Loan Trust 199__-__ (the "Trust") will be formed pursuant to a trust agreement to be dated as of ______, 199__ (the "Trust Agreement") and entered into by Bear Stearns Asset Backed Securities, Inc. (the "Depositor"), __________, as servicer (the "Servicer"), and ________, as owner trustee (the "Owner Trustee"). The Trust will issue $_________ aggregate principal amount of Asset Backed Notes (the "Notes"). The Notes will be issued pursuant to an indenture to be dated as of ______ 1, 199__ (the "Indenture"), between the Trust and _________, as indenture trustee (the "Indenture Trustee"). The Trust will also issue $________ aggregate principal amount of Asset Backed Certificates, Series 199__-__ (the "Certificates" and, together with the Notes, the "Securities"). The Trust will consist of certain (adjustable rate) (fixed rate) home equity revolving credit line loans made or to be made in the future (the "Revolving Credit Line Loans") secured (primarily) by (second) deeds of trust or Mortgages on residential properties that are primarily one- to four-family properties, the
                                               (cover continued on next page)

 SEE "RISK FACTORS" HEREIN ON PAGE S-13 AND IN THE PROSPECTUS ON PAGE 15 FOR
        CERTAIN FACTORS TO BE CONSIDERED IN PURCHASING THE SECURITIES.

       THE SECURITIES DO NOT REPRESENT AN OBLIGATION OF OR INTEREST IN
         THE DEPOSITOR, THE SELLER, THE SERVICER, THE TRUSTEES OR ANY
           OF THEIR RESPECTIVE AFFILIATES.  NEITHER THE SECURITIES
               NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED
                OR GUARANTEED BY ANY GOVERNMENTAL AGENCY, THE
                     SELLER, THE SERVICER OR ANY OF THEIR
                                 AFFILIATES.
                          _______________________

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
          COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
              OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
                   ACCURACY OR ADEQUACY OF THIS PROSPECTUS
                      SUPPLEMENT OR THE PROSPECTUS.  ANY
                        REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.
                          _______________________


==================================================================================================================================
                                       Initial Security   Pass-Through/Interest   Price to      Underwriting       Proceeds to
                                           Balance                 Rate           Public(1)       Discount       Depositor(1)(2)
----------------------------------------------------------------------------------------------------------------------------------
Per Note                                $                                  %             %              %                   %
----------------------------------------------------------------------------------------------------------------------------------
Per Class A-1 Certificate . . . . . .   $                                  %             %              %                   %
----------------------------------------------------------------------------------------------------------------------------------
Per Class A-2 Certificate . . . . . .   $                                  %             %              %                   %
----------------------------------------------------------------------------------------------------------------------------------
Per Class A-3 Certificate . . . . . .   $                              (3)                              %                   %
----------------------------------------------------------------------------------------------------------------------------------
Total . . . . . . . . . . . . . . . .   $                                            $            $                   $
==================================================================================================================================

_________________________

(1)  Plus accrued interest, if any, from _________.
(2)  Before deducting expenses, estimated to be $________.
     (3) The Class A-3 Certificates will bear interest at a variable rate that, for any Distribution Date, will equal the lesser of (i) ____% per annum and (ii) the weighted average of the Loan Rates (as defined herein) of the Loans. The Pass-Through Rate for the first Distribution Date is expected to be approximately ____% per annum. See "Description of the Securities" herein.

     The Securities are offered by Bear, Stearns & Co. Inc. (and _________) (the "Underwriters") when, as and if issued, delivered to and accepted by the Underwriters and subject to certain other conditions. It is expected that delivery of the Securities will be made in book-entry form only, through the Same Day Funds Settlement System of The Depository Trust Company, on or about _________, 199__.
                              ____________________

     UNTIL 90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
                              ____________________

     Each Series of Securities offered hereby constitutes part of a separate Series of Asset Backed Securities being offered by Bear, Stearns & Co. Inc. from time to time pursuant to the Prospectus dated _________, 1998. This Prospectus Supplement does not contain complete information about the offering of the Securities. Additional information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Securities may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.
                              ____________________

                            BEAR, STEARNS & CO. INC.

           The date of this Prospectus Supplement is _______, 199__

(cover page continued)

Collections in respect of such Revolving Credit Line Loans, and certain other property relating to such Revolving Credit Line Loans. (In addition, the Securities will have the benefit of an irrevocable and unconditional limited financial guaranty insurance policy (the "Policy") issued by __________ (the "Insurer") covering (describe).)

     Distributions of principal of and interest on the Notes will be made on the _____ day of each month or, if such date is not a Business Day, then on the succeeding Business Day (each, a "Distribution Date"), commencing on ________, 199__, to the extent described herein. Interest will accrue on the Notes at a rate (the "Note Rate") equal to ____% per annum from the Closing Date to the first Distribution Date and at (a floating rate equal to LIBOR plus ____% per annum) (____% per annum) thereafter. The Certificates will represent fractional undivided interests in the Trust. Distributions of principal of and interest on the Securities will be made on each Distribution Date to the extent described herein. Interest will accrue on the Certificates at a rate (the "Pass-Through Rate") equal to ____% per annum from the Closing Date to the first Distribution Date and at (a floating rate equal to LIBOR plus ____% per annum) (____% per annum) thereafter. Payments of interest on and principal of the Notes will have equal priority (and will be made pro rata) with payments of principal of and interest on the Certificates.

     There is currently no secondary market for the Securities. The Underwriters intend to establish a market in the Securities but are not obligated to do so. There can be no assurance that a secondary market for any of the Securities will develop, or if one does develop, that it will continue or offer sufficient liquidity of investment.

     The yield to investors on each Class of Securities will be sensitive in varying degrees to the rate and timing of principal payments (including prepayments) on the Loans, which generally may be prepaid in full or in part at any time without penalty. The yield to maturity of a Class of Securities purchased at a discount or premium will be more sensitive to the rate and timing of payments thereon. Holders of the Securities should consider, in the case of any such Securities purchased at a discount, the risk that a slower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any Securities purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. No representation is made as to the anticipated rate of prepayments on the Loans or as to the resulting yield to maturity of any Class of Securities.

     An election will be made to treat certain assets of the Trust as a real estate mortgage investment conduit ("REMIC") for federal income tax purposes. As described more fully herein and in the Prospectus, the Certificates will be designated as "regular interests" in a REMIC. See "Certain Federal Income Tax Considerations" herein and in the Prospectus.

     THE ATTORNEY  GENERAL OF  THE STATE  OF NEW  YORK HAS  NOT PASSED ON  OR
ENDORSED THE MERITS OF THIS OFFERING.   ANY REPRESENTATION TO THE CONTRARY IS
UNLAWFUL.

     CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF ANY CLASS OF SECURITIES. SPECIFICALLY, THE UNDERWRITERS MAY OVERALLOT IN CONNECTION WITH THE OFFERING AND MAY BID FOR AND PURCHASE THE SECURITIES IN THE OPEN MARKET. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."
                            ____________________

     The Securities offered by this Prospectus Supplement constitute a separate series of Securities being offered by the Depositor pursuant to its Prospectus dated ________, 1998, of which this Prospectus Supplement is a part and which accompanies this Prospectus Supplement. The Prospectus contains important information regarding this offering that is not contained herein, and prospective investors are urged to read the Prospectus and this Prospectus Supplement in full.

                                   SUMMARY

     The following summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used herein are defined elsewhere in the Prospectus Supplement or in the Prospectus.

Trust . . . . . . . . . . . . . .  Bear  Stearns   Home  Equity   Loan  Trust
                                   199__-__ (the "Trust"  or the "Issuer"), a
                                   Delaware   business   trust    established
                                   pursuant to the Trust Agreement, dated  as
                                   of _______,  199__.   The property of  the
                                   Trust will include: a pool of (adjustable)
                                   (fixed)  rate home  equity loan  revolving
                                   credit  line loans made  or to be  made in
                                   the  future  (the "Revolving  Credit  Line
                                   Loans")   under   certain    home   equity
                                   revolving credit line loan agreements (the
                                   "Revolving Credit  Line Loan  Agreements")
                                   and secured (primarily) by (second) (deeds
                                   of  trust)   (Mortgages)  on   residential
                                   properties  that  are  primarily  one-  to
                                   four-family  properties  (the   "Mortgaged
                                   Properties"); the  Collections in  respect
                                   of   the  Revolving   Credit  Line   Loans
                                   received  on  or after  the  Cut-off Date;
                                   property that secured the Revolving Credit
                                   Line  Loans  that  has  been  acquired  by
                                   foreclosure   or    deed   in    lieu   of
                                   foreclosure; (a  surety bond or  letter of
                                   credit); an assignment  of the Depositor's
                                   rights  under   the  Purchase   Agreement;
                                   rights  under  certain   hazard  insurance
                                   policies     covering    the     Mortgaged
                                   Properties; and certain other property, as described more fully herein.

                                   The  Trust  will   include  the  Principal
                                   Balance of each Revolving Credit Line Loan
                                   as of the Cut-off Date (the  "Cut-off Date
                                   Principal  Balance")  plus  any  additions
                                   thereto as  a result of  new advances made
                                   pursuant  to   the  applicable   Revolving
                                   Credit    Line    Loan    Agreement   (the
                                   "Additional Balances") during  the life of
                                   the  Trust.  With respect to any date, the
                                   "Pool  Balance"  will  be   equal  to  the
                                   aggregate of the Principal Balances of all
                                   Revolving  Credit Line  Loans  as of  such
                                   date.   The "Principal Balance" of  a Loan
                                   (other  than a Liquidated Loan) on any day
                                   is  equal to  its  Cut-off Date  Principal
                                   Balance, plus (i)  any Additional Balances
                                   in respect  of such Revolving  Credit Line
                                   Loan, minus (ii)  all Collections credited
                                   against  the  Principal  Balance  of  such
                                   Revolving Credit  Line Loan  in accordance
                                   with  the  related Revolving  Credit  Line
                                   Loan  Agreement  prior to  such day.   The
                                   Principal  Balance  of a  Liquidated  Loan
                                   after  the   final  recovery   of  related
                                   Liquidation Proceeds shall be zero.

Securities Offered . .  . . . . .  The  Securities  offered  hereby  are  (i)
                                   Asset Backed Notes (the  "Notes") and (ii)
                                   Asset     Backed     Certificates     (the
                                   "Certificates"  and,  together   with  the
                                   Notes, the  "Securities").   Each Security
                                   represents the right to receive payments of interest at the rate described below, payable monthly, and payments of principal at such time and to the extent provided below.

Depositor . . . . . . . . . . . .  Bear Stearns Asset Backed Securities, Inc.
                                   (the "Depositor") was  incorporated in the
                                   State of Delaware  in June 1995, and  is a
                                   wholly-owned,  special purpose  subsidiary
                                   of The Bear  Stearns Companies Inc.   None
                                   of The  Bear Stearns  Companies Inc.,  the
                                   Depositor, the Servicer, the Trustees, the
                                   Seller or  any affiliate of  the foregoing
                                   has guaranteed  or is  otherwise obligated
                                   with respect  to  the  Securities  of  any
                                   Series.    See   "The  Depositor"  in  the
                                   Prospectus.

Servicer  . . . . . . . . . . . .  __________ (the "Servicer").  The Servicer
                                   will  service  the Revolving  Credit  Line
                                   Loans  pursuant to  a Servicing  Agreement
                                   dated  _________ 1,   199__  between   the
                                   Issuer and the Servicer.

Indenture . . . . . . . . . . . .  The Notes  will be issued  pursuant to  an indenture  dated  as of  _________,  199__
                                   (the  "Indenture") between  the Trust  and
                                   _______________,   in   its   capacity  as
                                   indenture    trustee    (the    "Indenture
                                   Trustee").    The Indenture  Trustee  will
                                   allocate  distributions  of  principal and
                                   interest  to  Holders  of  the Notes  (the
                                   "Noteholders")  in  accordance   with  the
                                   Indenture.

Trust Agreement . . . . . . . . .  Pursuant to  a trust agreement dated as of
                                   ________, 199__  (the "Trust  Agreement"),
                                   among  the  Depositor,  the  Servicer  and
                                   ___________,  in  its  capacity  as  owner
                                   trustee (the  "Owner Trustee"),  the Trust
                                   will issue the Certificates  in an initial
                                   aggregate  amount  of  $__________.    The
                                   Certificates  will   represent  fractional
                                   undivided interests in the Trust.

The Revolving Credit Line Loans .  The  Revolving   Credit  Line   Loans  are
                                   (primarily) secured  by (second)  deeds of
                                   trust    or    Mortgages    on   Mortgaged
                                   Properties.    The Revolving  Credit  Line
                                   Loans were  originated by ______ and on or
                                   prior  to the Closing  Date, _______  will
                                   sell  the Revolving  Credit Line  Loans to
                                   the  Depositor  pursuant   to  a  purchase
                                   agreement (the "Purchase Agreement").  The
                                   aggregate Cut-off  Date Principal  Balance
                                   of  the  Revolving  Credit  Line Loans  is
                                   $___________  (the   "Cut-off  Date   Pool
                                   Balance").

                                   The combined  loan-to-value ratio  of each
                                   Revolving Credit Line Loan, computed using
                                   the  maximum   amount  the   borrower  was
                                   permitted to  draw down under  the related
                                   Revolving Credit Line  Loan Agreement (the
                                   "Credit  Limit") and  taking into  account
                                   the amounts of any related senior mortgage
                                   loans    (the   "Combined    Loan-to-Value
                                   Ratio"),  did not  exceed ___%  as of  the
                                   Cut-off  Date.     The   weighted  average
                                   Combined   Loan-to-Value   Ratio   of  the
                                   Revolving Credit Line Loans was ____% as of the Cut-off Date. See "The Home Equity Lending Program--Underwriting Procedures
                                   Relating  to  the  Revolving  Credit  Line
                                   Loans" herein.

                                   Interest  on  each Revolving  Credit  Line
                                   Loan is  payable monthly  and computed  on
                                   the   related   average   daily  Principal
                                   Balance  for  each  billing   cycle  at  a
                                   variable rate per annum (the "Loan  Rate")
                                   equal at any time (subject to  minimum and
                                   maximum rates,  as described  herein under
                                   "The   Home   Equity   Lending   Program--
                                   Revolving  Credit  Line Loan  Terms,"  and
                                   further   subject   to   applicable  usury
                                   limitations) to the sum of  (i) (the prime
                                   rate  published   in  the   "Money  Rates"
                                   section   of  The   Wall  Street   Journal
                                   generally  on the  Monday of  the week  in
                                   which such  Loan Rate adjusts  (or, if  no
                                   rate is published on such day, then on the
                                   next succeeding  calendar day  on which  a
                                   prime rate  is published), rounded  to the
                                   nearest  1/8 of  1  percent)  and  (ii)  a
                                   margin generally within the range of  ___%
                                   to  ___%.   The Loan  Rate  is subject  to
                                   adjustment ________.  With respect to each
                                   Revolving  Credit  Line Loan,  a  "billing
                                   cycle" is  the calendar month  preceding a
                                   Due Date.   Interest accrued at such  rate
                                   will be due  on the Due Date  in the month
                                   following the close  of the billing cycle.
                                   (As to  each Revolving  Credit Line  Loan,
                                   the  Due Date  is  the  ____  day  of  the
                                   month.)     The  Cut-off   Date  Principal
                                   Balances  of  the  Revolving  Credit  Line
                                   Loans ranged from $______ to $_______  and
                                   averaged  $_______.   Credit Limits  under
                                   the Revolving Credit Line Loans as  of the
                                   Cut-off  Date  ranged  from  approximately
                                   $_____  to $______  and averaged  $______.
                                   Each  Revolving   Credit  Line   Loan  was
                                   originated in  the period from  _______ to
                                   ________, and, as of the Cut-off Date, the
                                   weighted average Credit  Limit Utilization
                                   Rate (as defined herein) was approximately
                                   ___%.    See   "The  Home  Equity  Lending
                                   Program" and "Description of the Revolving
                                   Credit Line Loans" herein.

Collections . . . . . . . . . . .  All  Collections on  the Revolving  Credit
                                   Line  Loans  will  be  allocated  by   the
                                   Servicer in accordance  with the Revolving
                                   Credit   Line   Loan   Agreements  between
                                   amounts collected  in respect  of interest
                                   ("Interest   Collections")   and   amounts
                                   collected   in   respect    of   principal
                                   ("Principal  Collections"   and,  together
                                   with Interest Collections, "Collections").
                                   The   Servicer   will   generally  deposit
                                   Collections distributable  to the  Holders
                                   in an account established for such purpose
                                   under   the   Servicing   Agreement   (the
                                   "Collection Account").   See  "Description
                                   of  the  Servicing  Agreement--Allocations
                                   and   Collections"    herein   and    "The
                                   Agreements--Payments on Loans; Deposits to
                                   Security Account" and "Servicing of Loans-
                                   -Collection Procedures" in the Prospectus.

Description of the Securities . .

     A.   Distributions . . . . .  On each Distribution  Date, Collections on the  Revolving Credit  Line Loans  will be
                                   applied   in   the  following   order   of
                                   priority:

                                        (i)  to the  Servicer, the  Servicing
                                             Fee;

                                       (ii)  as  payment   for  the   accrued
                                             interest  due  and  any  overdue
                                             accrued interest  (with interest
                                             thereon to the extent lawful) on
                                             the    respective    outstanding
                                             principal balances of  the Notes
                                             (the  "Note  Balance")  and  the
                                             Certificates  (the  "Certificate
                                             Balance" and, together  with the
                                             Note   Balance,  the   "Security
                                             Balance");

                                      (iii)  as principal of  the Securities,
                                             the    excess    of    Principal
                                             Collections    over   Additional
                                             Balances   created  during   the
                                             preceding   Collection   Period,
                                             such  amount  to   be  allocated
                                             between     the    Notes     and
                                             Certificates, pro rata, based on
                                             their     respective    Security
                                             Balances;

                                       (iv)  as principal of  the Securities,
                                             as payment  for any  Liquidation
                                             Loss  Amounts  on  the Revolving
                                             Credit Line Loans;

                                        (v)  as  payment for  the premium  on
                                             the Policy;

                                       (vi)  to reimburse prior draws made on
                                             the Policy; and

                                      (vii)  any  remaining  amounts,  to the
                                             Depositor.

                                   As   to   any   Distribution   Date,   the
                                   "Collection Period" is  the calendar month
                                   preceding   the   month  in   which   such
                                   Distribution Date occurs.

                                   "Liquidation  Loss  Amount"   means,  with
                                   respect to any liquidated Revolving Credit
                                   Line  Loan,   the  unrecovered   Principal
                                   Balance thereof  at the end of the related
                                   Collection Period in  which such Revolving
                                   Credit  Line  Loan   became  a  liquidated
                                   Revolving Credit Line Loan, after giving effect to the Liquidation Proceeds in connection therewith.

     B.   Note Rate . . . . . . .  Interest will  accrue on  the unpaid  Note
                                   Balance  of the Notes  (i) at a  per annum
                                   rate (the "Note Rate")  equal to ___% from
                                   the Closing Date to the first Distribution
                                   Date   and  (ii)   thereafter,  from   and
                                   including the preceding  Distribution Date
                                   to but excluding such current Distribution
                                   Date  (each, an  "Accrual  Period") at  (a
                                   floating  rate equal  to LIBOR  plus ___%)
                                   (___%).  (Interest  will be calculated  on
                                   the  basis of the actual number of days in
                                   each  Accrual Period divided  by 360.)   A
                                   failure to pay interest on any Notes on any Distribution Date that continues for five days will constitute an Event of Default under the Indenture.

     C.   Pass-Through Rate . . .  Interest   will  accrue   on  the   unpaid
                                   Certificate  Balance  of  the Certificates
                                   (i) at a per annum rate (the "Pass-Through
                                   Rate") equal to ___% from the Closing Date
                                   to the  first Distribution  Date and  (ii)
                                   thereafter, at  (a floating rate  equal to
                                   LIBOR plus  ___%) (___%).   (Interest will
                                   be calculated on the  basis of the  actual
                                   number of  days  in  each  Accrual  Period
                                   divided  by  360.)     A  failure  to  pay
                                   interest  on   any  Certificates   on  any
                                   Distribution Date that continues for five days will constitute an Event of Default under the Trust Agreement.

     D.   Distribution Date . . .  The ____ day of each month or, if such day is not a Business Day, the next succeeding
                                   Business  Day,  commencing  with  _______,
                                   199__.   A "Business Day" is any day other
                                   than  a Saturday,  Sunday or other  day on
                                   which  banking institutions  in New  York,
                                   New York (and ____________) are authorized
                                   or   obligated  by   law,  regulation   or
                                   executive order to be closed.

     E.   Record Date . . . . . .  The last day preceding a Distribution Date
                                   or,  if  the  Securities  are  no   longer
                                   Book-Entry Securities, the last day of the month preceding the month in which a Distribution Date occurs.

     F.   Final Scheduled
          Distribution Dates  . .  To the extent not previously paid, (i) the
                                   Certificate  Balance  of  the Certificates
                                   will  be  due on  the  ______ Distribution
                                   Date  and  (ii)  the Note  Balance  of the
                                   Notes   will   be   due   on   the   _____
                                   Distribution  Date.   Failure  to  pay the
                                   full  Note Balance  of  Notes or  the full
                                   Certificate Balance on the Certificates on or before the related Final Scheduled Distribution Date will constitute an Event of Default under the Indenture or the Trust Agreement, as the case may be.

     G.   Form and Registration .  The Securities will initially be delivered
                                   in     Book-Entry     form    ("Book-Entry
                                   Securities").  Holders  of such Securities
                                   may elect to  hold their interests through
                                   The Depository Trust  Company ("DTC"), (in
                                   the United States, or Cedel Bank,  soci t
                                   anonyme, ("Cedel") or the Euroclear System
                                   ("Euroclear"),  in  Europe).     Transfers
                                   within DTC  (, Cedel or Euroclear,  as the
                                   case may be,)  will be in  accordance with
                                   the usual  rules and  operating procedures
                                   of  the relevant system.   So long  as the
                                   Securities are Book-Entry Securities, such
                                   Securities  will  be evidenced  by  one or
                                   more securities registered in the name  of
                                   Cede & Co. ("Cede"), as the nominee of DTC
                                   (or  one  of the  relevant  depositaries).
                                   Cross-market  transfers   between  Persons
                                   holding  directly  or  indirectly  through
                                   DTC(, on the one  hand, and counterparties
                                   holding  directly  or  indirectly  through
                                   Cedel or Euroclear, on the other,) will be
                                   effected  in  DTC  through  Citibank  N.A.
                                   ("Citibank")  or  Morgan   Guaranty  Trust
                                   Company  of   New  York   ("Morgan"),  the
                                   relevant   depositaries   of   Cedel   and
                                   Euroclear,   respectively,   and   each  a
                                   participating   member   of  DTC.      The
                                   Securities will initially be registered in
                                   the name of  Cede.  The interests  of such
                                   Holders  will   be  represented   by  book
                                   entries  on   the  records   of  DTC   and
                                   participating members thereof.   No Holder
                                   of  a Security will be entitled to receive
                                   a   definitive   note   representing  such
                                   Person's  interest,  except in  the  event
                                   that  Securities   in  fully   registered,
                                   certificated       form       ("Definitive
                                   Securities") are issued  under the limited
                                   circumstances described in "Description of
                                   the     Securities--General"     in    the
                                   Prospectus.     All  references   in  this
                                   Prospectus   Supplement    to   Securities
                                   reflect  the  rights  of  Holders of  such
                                   Notes only as such rights may be exercised
                                   through   DTC   and    its   participating
                                   organizations   for   so  long   as   such
                                   Securities   are  held   by   DTC.     See
                                   "Description of the Securities--Book-Entry
                                   Securities" herein.

     H.   Denominations . . . . .  The  Notes  will   be  issued  in  minimum
                                   denominations of $_______ and integral multiples of $______ in excess thereof.
                                   The Certificates will be issued in minimum denominations of $_______ and integral multiples of $______ in excess thereof.

(Letter of Credit)
     (Surety Bond)
      Issuer  . . . . . . . . . .  _________________ (the "(Letter of Credit)
                                   (Surety Bond) Issuer").   See "The (Letter
                                   of Credit) (Surety Bond) Issuer" herein.

(Letter of Credit)
     (Surety Bond)  . . . . . . .  On  the  Closing  Date,  the  (Letter   of
                                   Credit) (Surety Bond)  Issuer will issue a
                                   (letter  of  credit)  (surety  bond)  (the
                                   "(Letter  of  Credit) (Surety  Bond)")  in
                                   favor of the  Owner Trustee  on behalf  of
                                   the  Trust.    In the  event  that  on any
                                   Distribution  Date,  available  amounts on
                                   deposit  in  the Collection  Account  with
                                   respect to the preceding Collection Period
                                   are  insufficient   to  provide   for  the
                                   payment  of  the  amount  required  to  be
                                   distributed   to  the   Holders  and   the
                                   Servicer  on such  Distribution Date,  the
                                   Owner Trustee will draw on the  (Letter of
                                   Credit) (Surety Bond) to the extent of the
                                   (Letter  of Credit)  (Surety Bond)  Amount
                                   for such  Distribution Date, in  an amount
                                   equal   to    such   deficiency.       See
                                   "Description    of     the    Securities--
                                   Distributions" herein and "Enhancement" in the Prospectus.

((Letter of Credit)
     (Surety Bond)
      Amount  . . . . . . . . . .  The amount available under the (Letter  of
                                   Credit)  (Surety  Bond) (the  "(Letter  of
                                   Credit)  (Surety  Bond) Amount")  for  the
                                   initial Distribution Date will be $
                                      .      For   each   Distribution   Date
                                   thereafter, the (Letter of Credit) (Surety
                                   Bond) Amount will equal the lesser of (i)
                                     %  of the Pool  Balance as of  the first
                                   day  of  the preceding  Collection  Period
                                   (after  giving   effect  to   any  amounts
                                   distributed in respect of principal of the
                                   Revolving   Credit  Line   Loans  on   the
                                   Distribution   Date   occurring   in  such
                                   preceding Collection Period)  and (ii) the
                                   (Letter of Credit) (Surety Bond) Amount as
                                   of  the   first  day   of  the   preceding
                                   Collection Period, minus any amounts drawn
                                   under the (Letter of Credit) (Surety Bond)
                                   during such  preceding Collection  Period,
                                   plus any  amounts paid  to the (Letter  of
                                   Credit)  (Surety   Bond)  Issuer   on  the
                                   Distribution   Date   occurring   in  such
                                   preceding  Collection  Period  up  to  the
                                   amount  of  any  previous   draws  on  the
                                   (Letter of Credit) (Surety Bond).)

Servicing . . . . . . . . . . . .  The  Servicer  will   be  responsible  for
                                   servicing, managing and making Collections
                                   on the  Revolving Credit  Line Loans.   On
                                   the ________  business day,  but no  later
                                   than  the _______  calendar  day, of  each
                                   month (each, a  "Determination Date"), the
                                   Servicer will calculate, and will instruct
                                   the related Trustee regarding, the amounts
                                   to  be  paid,  as described  herein,  with
                                   respect to the  related Collection Period,
                                   to the related Holders.  See  "Description
                                   of the  Securities--Distributions" herein.
                                   The  Servicer   will  receive   a  monthly
                                   servicing fee in  the amount of ____%  per
                                   annum  (the "Servicing  Fee Rate")  of the
                                   related  Pool Balance,  and certain  other
                                   amounts,  as  servicing  compensation from
                                   the   Trust.     See  "Servicing   of  the
                                   Revolving  Credit  Line   Loans--Servicing
                                   Compensation  and  Payment   of  Expenses"
                                   herein.  In certain limited circumstances,
                                   the Servicer  may resign or be removed, in
                                   which event either the Owner Trustee  or a
                                   third-party servicer will  be appointed as
                                   successor Servicer.  See "Servicing of the
                                   Loans--Certain   Matters   Regarding   the
                                   Servicer" and  "The Agreements--Events  of
                                   Default; Rights Upon Events of Default" in the Prospectus.

(Final Payment of Principal;

     Termination  . . . . . . . .  The   Trust   will    terminate   on   the
                                   Distribution Date following the earlier of
                                   (i)  ______________  and  (ii)  the  final
                                   payment or  other liquidation of  the last
                                   Revolving  Credit  Line Loan  and  Private
                                   Security in  the  Trust.    The  Revolving
                                   Credit  Line  Loans  will  be  subject  to
                                   optional repurchase by the Servicer on any
                                   Distribution  Date  after   the  aggregate
                                   Principal Balance thereof is reduced to an
                                   amount    less    than   or    equal    to
                                   $        ((5)%  of  the  initial Principal
                                   Balance).   The  Repurchase Price  will be
                                   equal  to   the  sum   of  the   aggregate
                                   Principal Balance of  the Revolving Credit
                                   Line Loans and accrued and unpaid interest
                                   thereon  at  the weighted  average  of the
                                   Loan Rates  through the day  preceding the
                                   Final  Scheduled Distribution  Date.   See
                                   "Description  of  the Securities--Optional
                                   Termination" herein and  "The Agreements--
                                   Termination" in the Prospectus.)

Certain Federal Income Tax
Considerations  . . . . . . . . .  In the opinion of Tax Counsel, for federal income  tax  purposes, the  Notes  will be
                                   characterized  as  indebtedness,  and  the
                                   Trust  will  not  be characterized  as  an
                                   association     (or     publicly    traded
                                   partnership)  taxable  as  a  corporation.
                                   Each Holder  of a Note,  by its acceptance
                                   of a Note,  will agree to treat  such Note
                                   as  indebtedness  for federal,  state  and
                                   local income  and franchise  tax purposes.
                                   See    "Certain    Federal    Income   Tax
                                   Considerations"     and     "State     Tax
                                   Considerations"   herein   and    in   the
                                   Prospectus concerning the application of federal, state and local tax laws.

Legal Investment  . . . . . . . .  The   Securities   will   not   constitute
                                   "mortgage related securities" for purposes
                                   of   the    Secondary   Mortgage    Market
                                   Enhancement  Act   of  1984,   as  amended
                                   ("SMMEA"),   because   not  all   of   the
                                   Mortgages  securing  the  Revolving Credit
                                   Line    Loans    are    first   mortgages.
                                   Accordingly, many institutions  with legal
                                   authority  to invest  in comparably  rated
                                   securities based solely on first mortgages
                                   may not be legally authorized to invest in
                                   the  Securities.   See  "Legal  Investment
                                   Considerations"    herein    and    "Legal
                                   Investment" in the Prospectus.

ERISA . . . . . . . . . . . . . .  Generally, Plans that  are subject to  the requirements  of ERISA  and  the Code  are
                                   permitted to purchase  instruments similar
                                   to   the   Notes  that   are   debt  under
                                   applicable   state   law   and   have   no
                                   "substantial   equity  features"   without
                                   reference  to  the  prohibited transaction
                                   requirements of  ERISA and  the Code.   In
                                   the opinion  of ERISA Counsel  (as defined
                                   herein), the Notes  will be classified  as
                                   indebtedness  without  substantial  equity
                                   features for ERISA  purposes.  However, if
                                   the Notes were  to be deemed to  be equity
                                   interests and no  statutory, regulatory or
                                   administrative  exemption  were  to apply,
                                   the  Trust will hold plan assets by reason
                                   of  a  Plan's  investment  in  the  Notes.
                                   Accordingly,     any    Plan     fiduciary
                                   considering whether to  purchase the Notes
                                   on behalf  of a  Plan should  consult with
                                   its counsel regarding the applicability of
                                   the provisions  of ERISA and the  Code and
                                   the availability of any exemptions.  Under
                                   current law,  the purchase and  holding of
                                   the Certificates  by or  on behalf of  any
                                   employee  benefit  plan (each,  a  "Plan")
                                   subject  to  the  fiduciary responsibility
                                   provisions  of  the   Employee  Retirement
                                   Income Security  Act of  1974, as  amended
                                   ("ERISA"),  may  result in  a  "prohibited
                                   transaction" within  the meaning  of ERISA
                                   and  the Code  or other  violation  of the
                                   fiduciary  responsibility   provisions  of
                                   ERISA  and  Section  4975   of  the  Code.
                                   (Consequently, the   Certificates  may not
                                   be  transferred to  a proposed  transferee
                                   that is a Plan subject to ERISA or that is
                                   described  in  Section 4975(e)(1)  of  the
                                   Code,  or a Person acting on behalf of any
                                   such Plan  or  using the  assets  of  such
                                   Plan,  unless the  Owner  Trustee and  the
                                   Depositor  receive an  opinion of  counsel
                                   reasonably  satisfactory   to  the   Owner
                                   Trustee and  the Depositor  to the  effect
                                   that  the  purchase  and holding  of  such
                                   Certificates will not result in the assets
                                   of the  Trust  being deemed  to  be  "plan
                                   assets" for ERISA purposes and will not be
                                   a  prohibited transaction  under ERISA  or
                                   Section  4975 of  the Code.)   See  "ERISA
                                   Considerations"   herein   and    in   the
                                   Prospectus.

Rating  . . . . . . . . . . . . .  It is a  condition to the issuance  of the
                                   Securities that they  be rated _______  by
                                   at   least   ____   nationally  recognized
                                   statistical rating organizations  (each, a
                                   "Rating  Agency").   In  general,  ratings
                                   address credit risk and do not address the
                                   likelihood  of  prepayments.   A  security
                                   rating is not a recommendation to buy, sell or hold securities.

                                 RISK FACTORS

(CASH FLOW CONSIDERATIONS

     During the first ____-year draw down period under the related Revolving Credit Line Loan Agreements for the Revolving Credit Line Loans, Collections on such Revolving Credit Line Loans may vary because, among other things, borrowers are not required to make monthly payments of principal. With respect to some of the Revolving Credit Line Loans, during the second ____-year draw down period, no monthly payments of principal are required. Collections on the Revolving Credit Line Loans may also vary due to seasonal purchasing and payment habits of borrowers.

     General credit risk may also be greater to Holders than to holders of instruments representing interests in level payment first mortgage loans, since no payment of principal generally is required until after either a five- or ten-year interest-only period under the related Revolving Credit Line Loan Agreements. Minimum monthly payments will at least equal and may exceed accrued interest. Even assuming that the Mortgaged Properties provide adequate security for the Revolving Credit Line Loans, substantial delay could be encountered in connection with the liquidation of Revolving Credit Line Loans that are delinquent and corresponding delays in the receipt of related proceeds by Holders could occur if the (Letter of Credit) (Surety
Bond) provider were unable to perform on its obligations under the (Letter of Credit) (Surety Bond). Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the Liquidation Proceeds payable to Holders and thereby reduce the security for the Revolving Credit Line Loans. In the event any of the Mortgaged Properties fail to provide adequate security for the related Revolving Credit Line Loans, Holders could experience a loss if the (Letter of Credit) (Surety
Bond) provider were unable to perform its obligations under the (Letter of Credit) (Surety Bond).)

PREPAYMENT CONSIDERATIONS

     All of the Revolving Credit Line Loans may be prepaid in whole or in part at any time without penalty. Home equity loans, such as the Revolving Credit Line Loans, have been originated in significant volume only during the past few years and neither the Depositor nor the Servicer is aware of any publicly available studies or statistics on the rate of prepayment of such loans. The Trust's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. In addition, substantially all of the Revolving Credit Line Loans contain due-on-sale provisions and the Servicer intends to enforce such provisions unless (i) such enforcement is not permitted by applicable law or (ii) the Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Revolving Credit Line Loan. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Revolving Credit Line Loan. See "Certain Legal Aspects of the Loans-- Due-on-Sale Clauses in Revolving Credit Line Loans" in the Prospectus.

LEGAL CONSIDERATIONS

     The Revolving Credit Line Loans are secured by deeds of trust or Mortgages. With respect to Revolving Credit Line Loans that are secured by first Mortgages, the Servicer has the power under certain circumstances to consent to a new mortgage lien on the Mortgaged Property having priority over such Revolving Credit Line Loan. Revolving Credit Line Loans secured by senior Mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that such proceeds are insufficient to satisfy such loans and prior liens in the aggregate (and the (Letter of Credit) (Surety Bond) provider is unable to perform its obligations under the (Letter of Credit) (Surety Bond) or if the coverage under the (Letter of Credit) (Surety Bond) is exhausted), the Trust, and accordingly, the Holders, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See "Certain Legal Aspects of the Loans" in the Prospectus.

     The sale of the Revolving Credit Line Loans from the Seller to the Depositor pursuant to the Purchase Agreement will be treated as a sale of the Revolving Credit Line Loans. The Seller will warrant that such transfer is either a sale of its interest in the Revolving Credit Line Loans or a grant of a first priority perfected security interest therein. In the event of an insolvency of the Seller, the receiver of the Seller may attempt to recharacterize the sale of the Revolving Credit Line Loans as a borrowing by the Seller secured by a pledge of the Revolving Credit Line Loans. If the receiver decided to challenge such transfer, delays in payments of the Securities and possible reductions in the amount thereof could occur. The Depositor will warrant in the Trust Agreement that the transfer of its interest in the Revolving Credit Line Loans to the Trust is a valid transfer and assignment of such interest.

     If a conservator, receiver or trustee were appointed for the Seller, or if certain other events relating to the bankruptcy or insolvency of the Seller were to occur, Additional Balances would not be transferred by the Seller to the Trust pursuant to the Purchase Agreement (as assigned by the Depositor to the Trust). In such an event, an Event of Default under the Trust Agreement and Indenture would occur and the Owner Trustee would attempt to sell the Revolving Credit Line Loans (unless Holders of Securities evidencing undivided interests aggregating at least 51% of each of the Note Balance and the Certificate Balance instruct otherwise), thereby causing early payment of the respective Security Balances of the Notes and the Certificates.

     In the event of a bankruptcy or insolvency of the Servicer, the related bankruptcy trustee or receiver may have the power to prevent the Owner Trustee or the Holders from appointing a successor Servicer.

SERVICER'S ABILITY TO CHANGE THE TERMS OF THE REVOLVING CREDIT LINE LOANS

     The Servicer may agree to changes in the terms of a Revolving Credit Line Loan Agreement, provided that such changes (i) do not adversely affect the interests of the Holders and (ii) are consistent with prudent business practice. There can be no assurance that changes in applicable law or the marketplace for home equity loans or prudent business practice will not result in changes in the terms of the Revolving Credit Line Loans.

(DELINQUENT REVOLVING CREDIT LINE LOANS

     The Trust will include Revolving Credit Line  Loans that are 59 or fewer
days  delinquent.   The Cut-off  Date  Principal Balance  of such  delinquent
Revolving Credit Line Loans was $____________.)

                                  THE TRUST

GENERAL

     The Issuer, Bear Stearns Home Equity Loan Trust 199__-__, is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. The Trust Agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the Issuer will not engage in any activity other than (i) acquiring, holding and managing the Revolving Credit Line Loans and the other assets of the Trust and proceeds therefrom, (ii) issuing the Notes and the Certificates, (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

     The property of the Trust will consist of: (i) the Revolving Credit Line Loans; (ii) Collections on the Revolving Credit Line Loans received on or after the Cut-off Date; (iii) Mortgaged Properties relating to the Revolving Credit Line Loans that are acquired by foreclosure or deed in lieu of foreclosure; (iv) the Collection Account and the Distribution Accounts (excluding, in each case, net earnings thereon); (v) the (Letter of Credit) (Surety Bond); and (vi) an assignment of the Depositor's rights under the Purchase Agreement, including all rights of the Depositor to purchase Additional Balances.

     The Trust's principal offices are in __________, Delaware, in care of _______________, as Owner Trustee, at ____________.

                 THE (LETTER OF CREDIT) (SURETY BOND) ISSUER

     The following information with respect to _________ has been furnished by __________.

     (Description of Letter of Credit/Surety Bond Issuer)

                       THE HOME EQUITY LENDING PROGRAM

     The information set forth below concerning ________ and its underwriting
policies has been  provided by _________.   The Depositor  does not make  any
representation as to the accuracy or completeness of such information.

GENERAL

     The Revolving Credit Line Loans were originated by _____________ (in such capacity, the "Seller") under its home equity lending program. The Seller first offered (fixed) (adjustable) rate home equity revolving credit line loans ("home equity loans") in 19___. As of __________, _______ owned and serviced approximately $__________ aggregate principal amount of outstanding home equity loans secured by properties located in __________ under home equity credit lines.

UNDERWRITING PROCEDURES RELATING TO THE REVOLVING CREDIT LINE LOANS

     Each Revolving Credit Line Loan was originated after a review by the Seller in accordance with its established underwriting procedures, which were intended to assess the applicant's ability to assume and repay such Revolving Credit Line Loan and the adequacy of the real property that was to serve as collateral for such Revolving Credit Line Loan. The maximum Credit Limit for a Revolving Credit Line Loan provided by the Seller was $__________.

     Each applicant for a home equity loan was required to complete an application that listed the applicant's assets, liabilities, income, credit and employment history and other demographic and personal information. If information in the loan application demonstrated that there was sufficient income and equity to justify making a home equity loan and the Seller (i) received a satisfactory independent credit bureau report on the credit history of the borrower and (ii) obtained, in the case of all home equity loans originated prior to ________, 19___, a drive-by appraisal of the related Mortgaged Property or, for all home equity loans originated as of _______, 19___, a satisfactory appraisal completed on forms approved by FNMA, and if such information met the Seller's underwriting standards, the Seller issued a commitment subject to satisfaction of certain other conditions. These conditions included: (i) obtaining and reviewing pay stubs, income tax returns or a verification of employment from the applicant's employer; (ii) obtaining and reviewing a verification of deposit; and (iii) when the home equity loan was to be in a junior lien position, obtaining and reviewing a verification of the loan or loans in a senior lien position.

     Appraisals of the Mortgaged Properties were performed by a qualified appraiser or an independent third-party, fee-based appraiser who had been previously approved for such assignment by the Seller.

     It is the Seller's policy to require a title policy insuring title mortgage in accordance with the intended lien position.

     Generally, a home equity loan needed a Combined Loan-to-Value Ratio of ___% for loans for which the Seller obtained full documentary support and
___% for loans for which limited documentary support was obtained.

     After obtaining all applicable employment, credit and property information, the Seller determined whether sufficient unencumbered equity in the property existed and whether the prospective borrower had sufficient monthly income available to support the payments of interest at the current prime rate plus the applicable margin based on the Credit Limit in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations based on the prospective borrower's debt-to-gross income ratio. The "debt-to-gross income ratio" is the ratio of (a) certain of the borrower's debt obligations, which include: (i) the monthly first mortgage payment plus taxes; (ii) monthly installment debt payments with a term of more than ten months; (iii) five percent of the total revolving obligations; (iv) monthly alimony and child support obligations; and (v) the payment on the home equity loan calculated at the Credit Limit and current prime rate plus margin for such home equity loan to (b) the borrower's gross verifiable monthly income. The debt-to-gross income ratio generally did not exceed ______%.

     When the commitment conditions had been satisfied, the Revolving Credit Line Loan was completed by signing a Revolving Credit Line Loan Agreement, rescission statement, and Mortgage that secured the repayment of principal of and interest on the Revolving Credit Line Loan. The original Mortgage was then recorded in the appropriate county government office.

REVOLVING CREDIT LINE LOAN TERMS

     A borrower may access a home equity loan by writing a check. On all home equity loans, there is (a ten-year) draw down period as long as the borrower is not in default under the loan agreement. Home equity loans bear interest at a variable rate, which may change biweekly. Home equity loans may be subject to a maximum per annum interest rate (the "Maximum Rate") of ______% per annum and in all cases are subject to applicable usury limitations. See "Certain Legal Aspects of the Loans--Applicability of Usury Laws" in the Prospectus. The daily periodic rate on the Revolving Credit Line Loans (the "Loan Rate") is the sum of the Index Rate plus a spread (the "Margin"), which generally ranges between ____% and ____%, divided by 365 days or 366 days, as applicable.

     The "Index Rate" is based on (the prime rate published in the "Money Rates" section of The Wall Street Journal generally on the Monday of the week in which such Loan Rate adjusts (or, if no rate is published on such day, then on the next succeeding calendar day on which a prime rate is published), rounded to the nearest 1/8 of 1 percent.) The annual percentage rate for any biweekly period will be based on the prime rate in effect on the Monday on which the rate may change. (If a prime rate range is published in The Wall Street Journal, then the midpoint (average) of such range will be used.) There are no limitations on increases or decreases (except for those Revolving Credit Line Loans that have Maximum Rates). Only the Revolving Credit Line Loans that have Maximum Rates of ____% also have annual adjustment caps of __% as to both increases and decreases in their Loan Rates.

     Billing statements are mailed monthly. The statement details all debits and credits and specifies the minimum payment due and the available credit line. Notice of changes in the applicable Loan Rate are provided by the Seller to the borrower with such statements. All payments are due by the tenth day after the date the billing statement is issued.

     The Revolving Credit Line Loan Agreements further provide that if publication of the Index Rate is discontinued, the Index Rate will be changed upon notification in accordance with such Revolving Credit Line Loan Agreements.

     The borrower's right to obtain additional credit may be suspended or terminated, or the borrower may be required to pay the entire balance due plus all other accrued but unpaid charges immediately, if (i) the borrower fails to make any required payment by the due date, (ii) the total outstanding principal balance including all charges payable exceeds the Credit Limit, (iii) the borrower made any statement or signature on any document that is fraudulent or contained a material misrepresentation, (iv) the borrower dies or becomes incompetent, (v) the borrower becomes bankrupt or insolvent, (vi) the borrower becomes subject to any judgment, lien or attachment or any execution is issued against the Mortgaged Property, (vii) the borrower fails to obtain and maintain required property insurance or
(viii) the borrower sells or transfers the Mortgaged Property or does not maintain the Mortgaged Property. In addition, the right to obtain additional credit may be suspended or a borrower's Credit Limit may be reduced, if (i) the value of the Mortgaged Property decreases for any reason to less than 80% of the original appraised value, (ii) the borrower is in default under the Revolving Credit Line Loan Agreement, (iii) government action impairs the Seller's lien priority or (iv) a regulatory agency has notified the Seller that continued advances would constitute an unsafe and unsound practice.

DELINQUENCY AND LOSS EXPERIENCE OF THE SERVICER'S PORTFOLIO

     The following tables set forth the delinquency and loss experience for each of the periods shown for the home equity loans indicated on the table. The Servicer believes that there have been no material trends or anomalies in the historical delinquency and loss experience as represented in the following tables. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the Revolving Credit Line Loans will be similar to that set forth below.

                            DELINQUENCY EXPERIENCE
                            (DOLLARS IN THOUSANDS)

                                                     As of _________
                                            ---------------------------------
                                              Number of Loans        Amount
                                            -------------------    ----------

Amount Outstanding at
  Period End  . . . . . . . . . . . . . .

Delinquency
  30-59 Days  . . . . . . . . . . . . . .                            $
  60-89 Days  . . . . . . . . . . . . . .
  90 or More Days . . . . . . . . . . . .
  Foreclosures and Bankruptcies . . . . .                            ______

Total Delinquencies . . . . . . . . . . .                            $_____

30-59 Days Percentage . . . . . . . . . .                                 %
60-89 Days Percentage . . . . . . . . . .                                 %
90 or More Days Percentage  . . . . . . .                                 %
Foreclosures and Bankruptcies . . . . . .

                               LOSS EXPERIENCE
                            (DOLLARS IN THOUSANDS)

                                                 For the Year
                                               Ending ________
                                             -------------------

Average Amount
  Outstanding . . . . . . . . . . . . . .        $
Gross Charge-Offs . . . . . . . . . . . .        $
Recoveries  . . . . . . . . . . . . . . .        $
Net Losses as a Percentage
  of Average Amount Outstanding . . . . .                   %

                 SERVICING OF THE REVOLVING CREDIT LINE LOANS

     The information set forth below concerning the Servicer and its servicing policies has been provided by the Servicer. The Depositor does not make any representation as to the accuracy or completeness of such information.

GENERAL

     The Servicer will be responsible for servicing the Revolving Credit Line Loans as agent for the Trust in accordance with the Servicer's policies and procedures for servicing home equity loans and in accordance with the terms of the Servicing Agreement.

     With respect to real estate secured loans, the general policy of the Servicer is to initiate foreclosure on the underlying property (i) after such loan is 90 days or more delinquent; (ii) if a notice of default on a senior lien is received by the Servicer; or (iii) if circumstances are discovered by the Servicer that would indicate that a potential for loss exists. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, the Servicer may elect not to commence foreclosure or stay the foreclosure proceeding if the borrower's default is due to special circumstances that are temporary and are not expected to last beyond a specified period. The loans to borrowers in bankruptcy proceedings will be restructured in accordance with law and with a view to maximizing recovery of such home equity loans, including any deficiencies. Additionally, at any time during foreclosure, a forbearance, short sale, deed in lieu of foreclosure or payment plan can be authorized.

     After foreclosure, if the home equity loan is secured by a first mortgage lien, title to the related Mortgaged Property will pass to the Servicer, or a wholly-owned subsidiary of the Servicer, which will liquidate the Mortgaged Property and charge off the balance of the home equity loan that was not recovered by the Liquidation Proceeds. If the Mortgaged Property was subject to a senior lien position, the Servicer will either satisfy such lien at the time of foreclosure or take other action as deemed necessary to protect the Servicer's interest in the Mortgaged Property. If, in the judgment of the Servicer, the cost of maintaining or purchasing the senior lien position exceeds the economic benefit of such action, the Servicer will generally charge off the entire home equity loan, will seek a money judgment against the borrower or will not pursue any recovery.

     Servicing and charge-off policies and collection practices may change over time in accordance with the Servicer's business judgment, changes in the Servicer's real estate secured revolving credit line loans and applicable laws and regulations, and other considerations.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Collection Period other than the first Collection Period, the servicing compensation to be paid to the Servicer in respect of its servicing activities relating to the Revolving Credit Line Loans will be paid to it from Interest Collections in respect of the Revolving Credit Line Loans and will be equal to ____% per annum (the "Servicing Fee Rate") on the Pool Balance as of the first day of each such Collection Period (the "Servicing Fee"). With respect to the first Collection Period, the Servicer will receive from such Collections ____% of the amount calculated in the preceding sentence. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

     The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Servicing Agreement including, without limitation, payment of the fees and disbursements of the Trustees, any custodian appointed by a Trustee, the registrar and any paying agent. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Revolving Credit Line Loans and in connection with the restoration of Mortgaged Properties related thereto, such right of reimbursement being prior to the rights of Holders to receive any related Liquidation Proceeds.

                DESCRIPTION OF THE REVOLVING CREDIT LINE LOANS

REVOLVING CREDIT LINE LOANS

     The  Revolving  Credit Line  Loans  were  originated  pursuant  to  loan agreements and disclosure statements (the "Revolving Credit Line Loan Agreements") and are secured by Mortgages or deeds of trust on Mortgaged Properties. The Mortgaged Properties securing the Revolving Credit Line Loans consist primarily of residential properties that are one to four-family properties. ____% of the Mortgaged Properties are owner-occupied. See "-- Revolving Credit Line Loan Pool Statistics."

     The Cut-off Date Pool Balance is $___________, which is equal to the aggregate Principal Balance of the Revolving Credit Line Loans as of ______, 199__ (the "Cut-off Date"). As of the Cut-off Date, the Revolving Credit Line Loans were not more than 59 days delinquent and had a Loan Rate of at least ____% per annum. The average Cut-off Date Principal Balance was $_______, the minimum Cut-off Date Principal Balance was zero, the maximum Cut-off Date Principal Balance was $_______, the minimum Loan Rate and the maximum Loan Rate on the Cut-off Date were ____% and ____% per annum, respectively, and the weighted average Loan Rate on the Cut-off Date was ____% per annum. As of the Cut-off Date, the weighted average Credit Limit Utilization Rate was ____%, the minimum Credit Limit Utilization Rate was zero and the maximum Credit Limit Utilization Rate was ____%. The "Credit Limit Utilization Rate" is determined by dividing the Cut-off Date Principal Balance of a Revolving Credit Line Loan by the Credit Limit of the related Revolving Credit Line Loan Agreement. The weighted average Combined Loan-to-Value Ratio of the Revolving Credit Line Loans was ____% as of the Cut-off Date.

REVOLVING CREDIT LINE LOAN POOL STATISTICS

     The Depositor has compiled the following additional information as of the Cut-off Date with respect to the Revolving Credit Line Loans to be included in the Trust.

                            (TABULAR INFORMATION)

ASSIGNMENT OF REVOLVING CREDIT LINE LOANS

     At the time of issuance of the Securities, the Depositor will transfer to the Trust all of its right, title and interest in and to each Revolving Credit Line Loan (including its right to purchase any Additional Balances arising in the future), the related Revolving Credit Line Loan Agreements, Mortgages and other related documents (collectively, the "Related Documents") and all Collections received on or with respect to each such Revolving Credit Line Loan on or after the Cut-off Date pursuant to an assignment of the Depositor's rights and obligations under the Purchase Agreement. The related Trustee, concurrently with such transfer, will deliver the Securities. Each Revolving Credit Line Loan transferred to the Owner Trust will be identified on a schedule (the "Revolving Credit Line Loan Schedule") delivered to the Owner Trustee pursuant to the Purchase Agreement. Such schedule will include information as to the Cut-off Date Principal Balance of each Revolving Credit Line Loan, as well as information with respect to the Loan Rate.

     The Purchase Agreement will require, within the time period specified therein, the Seller to deliver to the Owner Trustee (or a custodian, as the Owner Trustee's agent for such purpose) the Revolving Credit Line Loans endorsed in blank and the Related Documents. In lieu of delivery of original Mortgages, the Seller may deliver true and correct copies thereof that have been certified as to authenticity by the appropriate county recording office where such Mortgage is recorded.

     Under the terms of the Purchase Agreement, the Seller, acting at the Depositor's request, will have (___ days after the Closing Date) to prepare and record assignments of the Mortgages related to each Revolving Credit Line Loan in favor of the Owner Trustee, unless opinions of counsel satisfactory to the Rating Agencies and the Insurer are delivered to the Owner Trustee and the Insurer to the effect that recordation of such assignments is not required in the relevant jurisdictions to protect the interests of the Owner Trustee in the Revolving Credit Line Loans.

     Within 90 days after the Closing Date, the Owner Trustee will review the Revolving Credit Line Loans and the Related Documents, and if any Revolving Credit Line Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Seller and the Depositor by the Owner Trustee, the Seller will be obligated to repurchase such defective Revolving Credit Line Loan and to deposit the Repurchase Price into the Collection Account. Upon such retransfer, the Principal Balance of such Revolving Credit Line Loan will be deducted from the Pool Balance. In lieu of any such repurchase, the Seller may substitute an Eligible Substitute Revolving Credit Line Loan. Any such repurchase or substitution will be considered a payment in full of such Revolving Credit Line Loan. The obligation of the Seller to accept a transfer of a Defective Revolving Credit Line Loan is the sole remedy regarding any defects in the Revolving Credit Line Loans and Related Documents available to the Owner Trustee or the Holders.

     With respect to any Revolving Credit Line Loan, the "Repurchase Price" is equal to the Principal Balance of such Revolving Credit Line Loan at the time of any transfer described above plus accrued and unpaid interest thereon to the date of repurchase.

     An "Eligible Substitute Revolving Credit Line Loan" is a Revolving Credit Line Loan substituted by the Seller for a Defective Revolving Credit Line Loan that must, on the date of such substitution, (i) have a Principal Balance (or in the case of a substitution of more than one Revolving Credit Line Loan for a Defective Revolving Credit Line Loan, an aggregate Principal Balance), not 5% more or less than the Principal Balance relating to such Defective Revolving Credit Line Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Revolving Credit Line Loan and not more than 1% in excess of the Loan Rate of such Defective Revolving Credit Line Loan; (iii) have a Loan Rate based on the same index with adjustments to such Loan Rate made on the same date of adjustment of the Loan Rate as that of the Defective Revolving Credit Line Loan; (iv) have a Margin that is not less than the Margin of the Defective Revolving Credit Line Loan and not more than 100 basis points higher than the Margin for the Defective Revolving Credit Line Loan; (v) have a mortgage of the same or higher level of priority as the Mortgage relating to the Defective Revolving Credit Line Loan; (vi) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Revolving Credit Line Loan; (vii) comply with each representation and warranty as to the Revolving Credit Line Loans set forth in the Purchase Agreement (deemed to be made as of the date of substitution); and (viii) satisfy certain other conditions specified in the Purchase Agreement. To the extent the Principal Balance of an Eligible Substitute Revolving Credit Line Loan is less than the Principal Balance of the related Defective Revolving Credit Line Loan, the Seller will be required to make a deposit to the Collection Account equal to such difference ("Substitution Adjustment Amounts").

     The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Owner Trustee with respect to each Revolving Credit Line Loan (e.g., Cut-off Date Principal Balance and Loan Rate). In addition, the Seller will represent and warrant on the Closing Date that, among other things: (i) at the time of transfer to the Depositor, the Seller has transferred or assigned all of its right, title and interest in and to each Revolving Credit Line Loan and the Related Documents, free of any lien (subject to certain exceptions); and (ii) each Revolving Credit Line Loan was generated under a Revolving Credit Line Loan Agreement that complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty that materially and adversely affects the interests of the Holders in the related Revolving Credit Line Loan and Related Documents, the Seller will have a period of 60 days after discovery or notice of such breach to effect a cure. If the breach cannot be cured within such 60-day period, the Seller will be obligated to substitute such Defective Revolving Credit Line Loan or repurchase such Defective Revolving Credit Line Loan from the Trust. The same procedure and limitations that are set forth above for the repurchase or substitution of Defective Revolving Credit Line Loans will apply to the transfer of a Revolving Credit Line Loan that is required to be repurchased or substituted because of a breach of a representation or warranty in the Purchase Agreement that materially and adversely affects the interests of the Holders.

     Revolving Credit Line Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Revolving Credit Line Loans."

                    DESCRIPTION OF THE SERVICING AGREEMENT

     The Servicer will establish and maintain on behalf of the Owner Trustee an account (the "Collection Account") for the benefit of the Holders. The Collection Account will be an Eligible Account. Subject to the investment provision described in the following paragraphs, upon receipt by the Servicer of amounts in respect of the Revolving Credit Line Loans (excluding amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts into the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited into the related Distribution Account or on such Distribution Date if approved by the Rating Agencies. No later than the fifth Business Day prior to each Distribution Date (each, a "Determination Date"), the Servicer will notify the Owner Trustee and the Indenture Trustee of the amount of such deposit to be included in funds available for the related Distribution Date.

     The Owner Trustee and the Indenture Trustee will establish one or more accounts (the "Security Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to Holders on a Distribution Date. The Security Account will be an Eligible Account, and amounts on deposit therein will be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

     An "Eligible Account" is an account that is (i) maintained with a depository institution the debt obligations of which at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies, (ii) maintained with a depository institution, which accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of ____, (iii) a segregated trust account maintained with the Owner Trustee or an affiliate thereof in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Owner Trustee, without reduction or withdrawal of their then current ratings of the Securities.

     "Eligible Investments" are specified in the Servicing Agreement and are limited to investments that meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Securities.

ALLOCATIONS AND COLLECTIONS

     All Collections on the Revolving Credit Line Loans will generally be allocated in accordance with the Revolving Credit Line Loan Agreements between amounts collected in respect of interest and amounts collected in respect of principal. As to any Distribution Date, "Interest Collections" will be equal to the aggregate of the amounts collected during the related Collection Period, including Liquidation Proceeds, allocated to interest pursuant to the terms of the Revolving Credit Line Loan Agreements.

     As to any Distribution Date, "Principal Collections" will be equal to the sum of (i) the amounts collected during the related Collection Period, including Liquidation Proceeds, and allocated to principal pursuant to the terms of the Revolving Credit Line Loan Agreements and (ii) any Substitution Adjustment Amounts. "Liquidation Proceeds" with respect to a Revolving
Credit Line Loan are equal to the aggregate of all amounts received upon liquidation of such Revolving Credit Line Loan, including, without limitation, insurance proceeds, reduced by related liquidation expenses, but not including the portion, if any, of such amount that exceeds the Principal Balance of such Revolving Credit Line Loan at the end of the Collection Period immediately preceding the Collection Period in which such Revolving Credit Line Loan became a liquidated Revolving Credit Line Loan, plus accrued and unpaid interest thereon through the date of liquidation.

     With respect to any date, the "Pool Balance" will be equal to the aggregate of the Principal Balances of all Revolving Credit Line Loans as of such date. The Principal Balance of a Revolving Credit Line Loan (other than a liquidated Revolving Credit Line Loan) on any day is equal to the Cut-off Date Principal Balance thereof, plus (i) any Additional Balances in respect of such Revolving Credit Line Loan minus (ii) all Collections credited against the Principal Balance of such Revolving Credit Line Loan in accordance with the related Revolving Credit Line Loan Agreement prior to such day. The Principal Balance of a liquidated Revolving Credit Line Loan after final recovery of related Liquidation Proceeds shall be zero.

HAZARD INSURANCE

     The Servicing Agreement provides that the Servicer maintain certain hazard insurance on the Mortgaged Properties relating to the Revolving Credit Line Loans. While the terms of the related Revolving Credit Line Loan Agreements generally require borrowers to maintain certain hazard insurance, the Servicer will not monitor the maintenance of such insurance.

     The Servicing Agreement requires the Servicer to maintain for any Mortgaged Property relating to a Revolving Credit Line Loan acquired upon foreclosure of a Revolving Credit Line Loan, or by deed in lieu of such foreclosure, hazard insurance with extended coverage in an amount equal to the lesser of (i) the maximum insurable value of such Mortgaged Property or
(ii) the outstanding balance of such Revolving Credit Line Loan plus the outstanding balance on any mortgage loan senior to such Revolving Credit Line Loan at the time of foreclosure or deed in lieu of foreclosure, plus accrued interest and the Servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith. The Servicing Agreement provides that the Servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy insuring against losses on such Mortgaged Properties. If such blanket policy contains a deductible clause, the Servicer will be obligated to deposit into the Collection Account the sums that would have been deposited therein but for such clause. The Servicer will initially satisfy these requirements by maintaining a blanket policy. As set forth above, all amounts collected by the Servicer (net of any reimbursements to the Servicer) under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property) will ultimately be deposited into the Collection Account.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm, hail and the like, and strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Revolving Credit Line Loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state laws and most of such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the Mortgaged Properties.

REALIZATION UPON DEFAULTED REVOLVING CREDIT LINE LOANS

     The Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Revolving Credit Line Loans as come into default when, in accordance with applicable servicing procedures under the Servicing Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general mortgage servicing activities, provided that the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase the related Liquidation Proceeds. The Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Liquidation Proceeds are distributed to the Holders.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Collection Period, other than the first Collection Period, the Servicer will receive from Interest Collections in respect of the Revolving Credit Line Loans a portion of such Interest Collections as a monthly Servicing Fee in the amount equal to the Servicing Fee Rate on the Pool Balance as of the first day of each such Collection Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

     The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Servicing Agreement including, without limitation, payment of the fees and disbursements of the Trustees, any custodian appointed by a Trustee, the registrar and any paying agent. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Revolving Credit Line Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of the Holders to receive any related Liquidation Proceeds.

                        DESCRIPTION OF THE SECURITIES

GENERAL

     The Notes will be issued pursuant to the Indenture, and the Certificates will be issued pursuant to the Trust Agreement. The following summaries describe certain provisions of the Securities, the Indenture and the Trust Agreement. Such summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable Agreement. As used herein, "Agreement" shall mean either the Trust Agreement or the Indenture, as the context requires.

     The Securities will be issued in fully registered, certificated form only. The Securities will be freely transferrable and exchangeable at the corporate trust office of, with respect to the Certificates, the Owner Trustee or, with respect to the Notes, the Indenture Trustee.

BOOK-ENTRY SECURITIES

     The Securities will be Book-Entry Securities. Persons acquiring beneficial ownership interests in the Securities ("Security Owners") will hold their Securities through DTC in the United States(, or Cedel or
Euroclear (in Europe)) if they are participants of such systems, or indirectly through organizations that are participants in such systems. The Book-Entry Securities will be issued in one or more certificates that will equal the aggregate Security Balance of the Securities and will initially be registered in the name of Cede, the nominee of DTC. (Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries, which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Cedel and the Brussels, Belgium Branch of Morgan will act as depositary for Euroclear.) Investors may hold such beneficial interests in the Book-Entry Securities in minimum denominations of $_______ and integral multiples of $____ in excess thereof. Except as described below, no Person acquiring a Book-Entry Security will be entitled to receive a physical certificate representing such Security (each, a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Holder" of the Securities will be Cede, as nominee of DTC. Security Owners will not be Holders as such term is used in the Trust Agreement and the Indenture. Security Owners are only permitted to exercise their rights indirectly through Participants and DTC.

DISTRIBUTIONS

     On each Distribution Date, Collections on the Revolving Credit Line Loans will be applied in the following order of priority:

          (i)  to the Servicer, the Servicing Fee;

         (ii) as payment for the accrued interest due and any overdue accrued interest on the respective Security Balance of the Notes and the Certificates;

        (iii) as principal of the Securities, the excess of Principal Collections over Additional Balances created during the preceding Collection Period, such amount to be allocated between the Notes and the Certificates pro rata, based on their respective Security Balances;

         (iv) as principal of the Securities, as payment for any Liquidation Loss Amounts on the Revolving Credit Line Loans;

          (v)  as payment for the premium  for the (Letter of Credit) (Surety
     Bond);

         (vi) to reimburse prior draws made on the (Letter of Credit) (Surety Bond); and

        (vii)  any remaining amounts, to the Depositor.

     As to any Distribution Date, the "Collection Period" is the calendar month preceding the month of such Distribution Date.

     "Liquidation Loss Amount" means, with respect to any liquidated Revolving Credit Line Loan, the unrecovered Principal Balance thereof at the end of the Collection Period in which such Revolving Credit Line Loan became a liquidated Revolving Credit Line Loan, after giving effect to the Liquidation Proceeds in connection therewith.

INTEREST

     Note Rate. Interest will accrue on the Note Balance of the Notes (i) at the per annum rate (the "Note Rate") equal to ___% per annum from the Closing Date to the first Distribution Date and (ii) thereafter, from and including the preceding Distribution Date to but excluding such current Distribution Date (each, an "Accrual Period") at (a floating rate equal to LIBOR plus ___%) (___%). (Interest will be calculated on the basis of the actual number of days in each Accrual Period divided by 360.) A failure to pay interest on any Notes on any Distribution Date that continues for five days will constitute an Event of Default under the Indenture.

     Pass-Through Rate. Interest will accrue on the unpaid Certificate Balance of the Certificates (i) at the per annum rate (the "Pass-Through Rate") equal to ___% per annum from the Closing Date to the first Distribution Date and (ii) thereafter, for each Accrual Period at (a floating rate equal to LIBOR plus ___%) (___%). (Interest will be calculated on the basis of the actual number of days in each Accrual Period divided by 360.) A failure to pay interest on any Certificates on any Distribution Date that continues for five days constitutes an Event of Default under the Trust Agreement.

OPTIONAL TERMINATION

     The Trust will terminate on the Distribution Date following the earlier of (i) ____________ and (ii) the final payment or other liquidation of the last Revolving Credit Line Loan in the Trust. The Revolving Credit Line Loans will be subject to optional repurchase by the Servicer on any Distribution Date after the aggregate Principal Balance thereof is reduced to an amount less than or equal to $_________ ((5)% of the initial aggregate Principal Balance thereof). The Repurchase Price will be equal to the sum of the Pool Balance and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the day preceding the Final Scheduled Distribution Date.

                                THE INDENTURE

     The following summary describes certain terms of the Indenture. Such summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Indenture. Whenever particular sections or defined terms of the Indenture are referred to, such sections or defined terms are thereby incorporated herein by reference. See "Description of the Securities" herein for a summary of certain additional terms of the Indenture.

REPORTS TO NOTEHOLDERS

     The Indenture Trustee will mail to each Noteholder, at such Noteholder's request, at its address listed on the Note Register maintained with the Indenture Trustee, a report setting forth certain amounts relating to the Notes.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

     With respect to the Notes, Events of Default under the Indenture will consist of: (i) a default for five days or more in the payment of any interest on any Note; (ii) a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; (iii) a default in the observance or performance of any covenant or agreement of the Trust made in the Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to the Trust by the Indenture Trustee or to the Trust and the Indenture Trustee by the Holders of at least 25% in aggregate principal amount of the Notes then outstanding; (iv) any representation or warranty made by the Trust in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in any material respect as of the time made, and such breach not having been cured within 30 days after notice thereof is given to the Trust by the Indenture Trustee or to the Trust and the Indenture Trustee by the Holders of at least 25% in aggregate principal amount of Notes then outstanding; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the Trust. (The amount of principal required to be paid to Noteholders under the Indenture will generally be limited to amounts available to be deposited into the Collection Account. Therefore, the failure to pay principal of the Notes generally will not result in the occurrence of an Event of Default until the Final Scheduled Distribution Date for such Notes.) If there is an Event of Default with respect to a Note due to late payment or nonpayment of interest due on such Note, additional interest will accrue on such unpaid interest at the interest rate on such Note (to the extent lawful) until such interest is paid. Such additional interest on unpaid interest shall be due at the time such interest is paid. If there is an Event of Default due to late payment or nonpayment of principal of a Note, interest will continue to accrue on such principal at the interest rate on the Note until such principal is paid. If an Event of Default should occur and be continuing with respect to the Notes, the Indenture Trustee or the Holders of a majority in aggregate principal amount of Notes then outstanding may declare the principal of such Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the Holders of a majority in aggregate principal amount of the Notes then outstanding. If the Notes are due and payable following an Event of Default with respect thereto, the Indenture Trustee may institute proceedings to collect amounts due, foreclose on Trust property or exercise remedies as a secured party. If an Event of Default occurs and is continuing with respect to the Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any Holders of the Notes if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities that might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the Holders of a majority in aggregate principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding or remedy available to the Indenture Trustee, and the Holders of a majority in aggregate principal amount of the Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all Holders of the outstanding Notes. No Noteholder will have the right to institute any proceeding with respect to the Indenture, unless (i) such Noteholder previously has given the Indenture Trustee written notice of a continuing Event of Default, (ii) the Holders of not less than 25% in aggregate principal amount of the outstanding Notes have made written request to the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such Noteholder or Noteholders have offered the Indenture Trustee reasonable indemnity, (iv) the Indenture Trustee has for 60 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Indenture Trustee during the 60-day period by the Holders of a majority in aggregate principal amount of the Notes. In addition, the Indenture Trustee and the Noteholders, by accepting the Notes, will covenant that they will not at any time institute against the Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law. With respect to the Trust, neither the Indenture Trustee or the Owner Trustee in their respective individual capacities, any Holder of a Certificate representing an ownership interest in the Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the Trust contained in the Indenture.

CERTAIN COVENANTS

     The Indenture will provide that the Trust may not consolidate with or merge into any other entity unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes the Trust's obligation to make due and punctual payments upon the Notes and the performance or observance of any agreement and covenant of the Trust under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) the Trust has been advised that the ratings of the Securities then in effect would not be reduced or withdrawn by any Rating Agency as a result of such merger or consolidation and (v) the Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust or to any Holder. The Trust will not, among other things, (i) except as expressly permitted by the Indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former Noteholder because of the payment of taxes levied or assessed upon the Trust,
(iii) dissolve or liquidate in whole or in part, (iv) permit the validity or effectiveness of the Indenture to be impaired or permit any Person to be released from any covenants or obligations with respect to the Notes under the Indenture except as may be expressly permitted thereby or (v) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Trust or any part thereof, or any interest therein or the proceeds thereof. The Trust may not engage in any activity other than as specified under "The Trust" herein. The Trust will not incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the Notes and the Indenture.

ANNUAL COMPLIANCE STATEMENT

     The Trust will be required to file annually with the Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

INDENTURE TRUSTEE'S ANNUAL REPORT

     The Indenture Trustee will be required to mail each year to all Noteholders a report relating to any change in its eligibility and qualification to continue as Indenture Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of any indebtedness owing by the Trust to the Indenture Trustee in its individual capacity, any change in the property and funds physically held by the Indenture Trustee as such and any action taken by it that materially affects the Notes and that has not been previously reported, but if no such changes have occurred, then no report shall be required.

SATISFACTION AND DISCHARGE OF INDENTURE

     The Indenture will be discharged with respect to the collateral securing the Notes upon the delivery to the Indenture Trustee for cancellation of all Notes or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all Notes.

MODIFICATION OF INDENTURE

     With the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, the Trust and the Indenture Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify (except as provided below) in any manner the rights of the Noteholders. Without the consent of the Holder of each outstanding Note affected thereby, however, no supplemental indenture may: (i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes, the consent of the Holders of which is required for any supplemental indenture or the consent of the Holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the Trust, the Depositor or an affiliate thereof; (v) decrease the percentage of the aggregate principal amount of Notes required to amend the sections of the Indenture that specify the applicable percentage of aggregate principal amount of the Notes necessary to amend the Indenture or certain other related agreements; or (vi) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the Holder of any Note of the security afforded by the lien of the Indenture. The Trust and the Indenture Trustee may also enter into supplemental indentures without obtaining the consent of the Noteholders, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of the Noteholders; provided, that such action will not materially and adversely affect the interests of any Noteholder.

VOTING RIGHTS

     At all times, the voting rights of the Noteholders under the Indenture will be allocated among the Notes pro rata in accordance with their outstanding Note Balances.

CERTAIN MATTERS REGARDING THE INDENTURE TRUSTEE AND THE DEPOSITOR

     Neither the Depositor, the Indenture Trustee nor any director, officer or employee of the Depositor or the Indenture Trustee will be under any liability to the Trust or the related Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Indenture or for errors in judgment; provided, however, that none of the Indenture Trustee, the Depositor or any director, officer or employee thereof will be protected against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Indenture. Subject to certain limitations set forth in the Indenture, the Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee will be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Indenture or by reason of reckless disregard of its obligations and duties under the Indenture. Any such indemnification by the Trust will reduce the amount distributable to the Noteholders. All Persons into which the Indenture Trustee may be merged or with which it may be consolidated or any Person resulting from such merger or consolidation shall be the successor of the Indenture Trustee under the Indenture.

                             THE TRUST AGREEMENT

     The following summary describes certain terms of the Trust Agreement. Such summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Trust Agreement. Whenever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are thereby incorporated herein by reference. See "Description of the Securities" herein for a summary of certain additional terms of the Trust Agreement.

REPORTS TO HOLDERS

     Concurrently  with  each  distribution  to the  Certificateholders,  the
Servicer   will  forward   to  the   Owner  Trustee   for  mailing   to  such
Certificateholder a statement setting forth:

            (i) the amount of interest included in such distribution and the related Pass-Through Rate;

           (ii) the amount, if any, of overdue accrued interest included in such distribution (and the amount of interest thereon);

          (iii) the amount, if any, of the remaining overdue accrued interest after giving effect to such distribution;

           (iv)  the   amount,  if  any,   of  principal  included   in  such
     distribution;

            (v) the amount, if any, of the reimbursement of previous Liquidation Loss Amounts included in such distribution;

           (vi)  the   amount,  if   any,  of   the  aggregate   unreimbursed
     Liquidation Loss Amounts after giving effect to such distribution;

          (vii)  the Servicing Fee for such Distribution Date;

         (viii)  the Pool Balance  as of the end of  the preceding Collection
     Period;

           (ix) the number and aggregate Principal Balances of the Revolving Credit Line Loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Collection Period; and

            (x) the book value of any real estate acquired by the Trust through foreclosure or deed in lieu of foreclosure.

     In the case of information furnished pursuant to clauses (iii), (iv) and
(v) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

     Within 60 days after the end of each calendar year, the Servicer will be required to forward to the Owner Trustee a statement containing the information set forth in clauses (iii) and (viii) above aggregated for such calendar year.

AMENDMENT

     The Trust Agreement may be amended by the Depositor and the Owner Trustee without consent of the Certificateholders to cure any ambiguity, to correct or supplement any provision or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of such Certificateholders; provided, however, that such action will not, as evidenced by an opinion of counsel satisfactory to the Owner Trustee, adversely affect in any material respect the interests of any Certificateholders. The Trust Agreement may also be amended by the Depositor and the Owner Trustee with the consent of the Holders of Certificates evidencing at least a majority in aggregate principal amount of then outstanding Certificates and Certificateholders owning Voting Interests aggregating not less than a majority of the aggregate Voting Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or modifying in any manner the rights of the Holders.

INSOLVENCY EVENT

     "Insolvency Event" means, with respect to any Person, any of the following events or actions: certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such Person; and certain actions by such Person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations. Upon termination of the Trust, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Collection Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of the Revolving Credit Line Loans will be treated as Collections on the Revolving Credit Line Loans and will be deposited into the Collection Account. The Trust Agreement will provide that the Owner Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the Trust without the unanimous prior approval of all Holders
(including the Depositor) and the delivery to the Owner Trustee by each Holder (including the Depositor) of a certificate certifying that the Holder reasonably believes that the Trust is insolvent.

LIABILITY OF THE DEPOSITOR

     Under the Trust Agreement, the Depositor will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Holder in the capacity of an investor with respect to the Trust) arising out of or based on the arrangement created by the Trust Agreement.

VOTING INTERESTS

     As of any date, the aggregate Certificate Balance of all Certificates then outstanding will constitute the voting interest of the Issuer (the "Voting Interest"), except that, for purposes of determining Voting Interests, Certificates owned by the Issuer or its affiliates (other than the Depositor) will be disregarded and deemed not to be outstanding; and except that, in determining whether the Owner Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates the Owner Trustee knows to be so owned will be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee thereof establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not the Issuer or as affiliate thereof.

CERTAIN MATTERS REGARDING THE OWNER TRUSTEE AND THE DEPOSITOR

     Neither the Depositor, the Owner Trustee nor any director, officer or employee of the Depositor or the Owner Trustee will be under any liability to the Trust or the related Holders for any action taken or for refraining from the taking of any action in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Owner Trustee, the Depositor or any director, officer or employee thereof will be protected against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Trust Agreement. Subject to certain limitations set forth in the Trust Agreement, the Owner Trustee and any director, officer, employee or agent of the Owner Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Trust Agreement other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under such Trust Agreement or by reason of reckless disregard of its obligations and duties under the Trust Agreement. Any such indemnification by the Trust will reduce the amount distributable to the Holders. All Persons into which the Owner Trustee may be merged or with which it may be consolidated or any Person resulting from such merger or consolidation shall be the successor of the Owner Trustee under the Trust Agreement.

                           ADMINISTRATION AGREEMENT

     The _______________, in its capacity as Administrator, will enter into the Administration Agreement with the Trust and the Owner Trustee pursuant to which the Administrator will agree, to the extent provided in such Administration Agreement, to provide notices and perform other administrative obligations required by the Indenture and the Trust Agreement.

                            THE INDENTURE TRUSTEE

     ________  is the  Indenture Trustee  under the  Indenture.   The mailing
address    of     the    Indenture    Trustee    is     ______,    Attention:
___________________________.

                              THE OWNER TRUSTEE

     _______  is the Owner  Trustee under the  Trust Agreement.   The mailing
address    of     the     Owner    Trustee     is     _______,     Attention:
_____________________________.

                               USE OF PROCEEDS

     The net proceeds from the sale of the Securities will be applied by the Depositor towards the purchase price of the Revolving Credit Line Loans.

                  CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     In the opinion of Tax Counsel, for federal income tax purposes, the Notes will be characterized as indebtedness, and the Trust will not be characterized as an association (or a publicly-traded partnership) taxable as a corporation. Each Holder of a Note, by its acceptance of a Note, will agree to treat such Note as indebtedness for federal, state and local income and franchise tax purposes.

     Prospective   purchasers  should   see  "Certain   Federal  Income   Tax
Considerations" in the Prospectus for a discussion of the application of certain federal income and state tax laws to the Trust and the Securities.

                           STATE TAX CONSIDERATIONS

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Considerations" herein and in the Prospectus, potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Securities offered hereunder. State income tax law may differ substantially from the corresponding federal tax law, and the tax considerations set forth herein and in the Prospectus do not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various state tax consequences of investments in the
Securities  offered  hereunder.    See  "State  Tax  Considerations"  in  the
Prospectus.

                             ERISA CONSIDERATIONS

PROHIBITED TRANSACTIONS

     Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions (including loans) involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest that engage in nonexempt prohibited transactions.

PLAN ASSET REGULATION

     The United States Department of Labor ("Labor") has issued final regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any Person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless certain exceptions apply. If the (Notes/Certificates) were deemed to be equity interests and no statutory, regulatory or administrative exemption were to apply, the Trust could be considered to hold plan assets by reason of a Plan's investment in the (Notes) (Certificates). Such plan assets would include an undivided interest in any assets held by the Trust. In such an event, the Owner Trustee and other Persons, in providing services with respect to the Trust's assets, may be parties in interest with respect to such Plans, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code with respect to transactions involving the Trust's assets. (Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and that has no "substantial equity features." If the Notes constitute debt without substantial equity features for purposes of the Plan Assets Regulation, then a Plan's acquisition of Notes will not cause the assets of the Issuer to be deemed assets of such Plan for purposes of sections 404 and 406 of ERISA or section 4975 of the Code, and the Plan's interest will be deemed solely to include an interest in such Notes. Conversely, if the Notes do not constitute debt without substantial equity features for purposes of the Plan Assets Regulation, then a Plan's acquisition of Notes may cause the assets of the Issuer to be deemed to be assets of such Plan for purposes of sections 404 and 406 of ERISA and section 4975 of the Code. In such event, ERISa's fiduciary provisions (including the prohibited transaction restrictions of section 406 of ERISA) and section 4975 of the Code might apply to transactions involving the assets of the Issuer. Although the Notes generally will be treated as debt for federal income tax purposes, no assurance can be given that such Notes will or will not constitute debt without substantial equity features for purposes of the Plan Assets Regulations. If the Notes were deemed to be equity interests in the Trust and no statutory, regulatory or administrative exemption were to apply, the Trust could be considered to hold plan assets by reason of a Plan's investment in the Notes.)

THE UNDERWRITERS' EXEMPTION

     The Representative believes that the Underwriter Exemption will apply to the acquisition and holding of the (Notes/Certificates) by Plans and that all conditions of the Underwriter Exemption other than those within the control of the investors will be met. See "ERISA Considerations" in the Prospectus.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any (Notes/Certificates) on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any (Notes/Certificates), a fiduciary of a Plan should make its own determination as to whether the Trust, as obligor on the (Notes/Certificates), is a party in interest with respect to the Plan, the availability of the exemptive relief provided in the Plan Asset Regulations and the availability of any other prohibited transaction exemptions. Purchasers should analyze whether the decision may have an impact with respect to purchases of the (Notes/Certificates).

                       LEGAL INVESTMENT CONSIDERATIONS

     The Securities will not constitute "mortgage related securities" for purposes of SMMEA, because not all of the Mortgages securing the Revolving Credit Line Loans are first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based solely on first mortgages may not be legally authorized to invest in the Securities. The appropriate characterization of the Securities under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase Securities, may be subject to significant interpretive uncertainties. All investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Securities will constitute legal investments for them. The Depositor makes no representation as to the proper characterization of the Securities for legal investment or financial institution regulatory purposes or as to the ability of particular investors to purchase Securities under applicable legal investment restrictions. The uncertainties described above and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Securities may adversely affect the liquidity of the Securities.

                                 UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Depositor, the Securities. The Underwriters are obligated to purchase all the Securities offered hereby if any are purchased. Distribution of the Securities will be made by the Underwriters from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor are expected to be $_________ from the sale of the Notes and $__________ from the sale of the Certificates, before deducting expenses payable by the Depositor of $_________. In connection with the purchase and sale of the Securities, the Underwriters may be deemed to have received compensation from the Depositor in the form of underwriting discounts, concessions or commissions.

     In connection with the offering of the Securities, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of any Class of Securities. Specifically, the Underwriters may overallot the offering, creating a syndicate short position. The Underwriters may bid for an purchase the Securities in the open market to cover syndicate short positions. In addition, the Underwriters may bid for and purchase the Securities in the open market to stabilize the price of the Securities. These activities may stabilize of maintain the market price of the Securities above independent market levels. The Underwriters are not required to engage in these activities, and may end these activities at any time.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or contribute payments the Underwriters may be required to make in respect thereof. (Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.) The Depositor is an affiliate of the Representative.

                                LEGAL MATTERS

     Certain legal matters with respect to the Securities will be passed upon for the Depositor by Brown & Wood LLP, New York, New York and for the Representative by Brown & Wood LLP, New York, New York.

                                   RATINGS

     It is a condition to issuance that each Class of the Notes be rated at least ____ by _______ and ____ by ________. It is a condition to issuance that the Certificates be rated at least ____ by _______ and ____ by ________. A securities rating addresses the likelihood of the receipt by Holders of distributions on the Revolving Credit Line Loans. The rating takes into consideration the structural, legal and tax aspects associated with the Certificates and the Notes. The ratings on the Securities do not, however, constitute statements regarding the possibility that Holders might realize a lower than anticipated yield. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

     The ratings assigned by Duff & Phelps Credit Rating Co. ("Duff & Phelps") to securities address the likelihood of the receipt by the holders of such securities of all distributions to which they are entitled under the transaction structure. Duff & Phelps' ratings reflect its analysis of the riskiness of the related mortgages and its analysis of the structure of the transaction as set forth in the operative documents. Duff & Phelps' ratings do not address the effect on yield on the securities attributable to prepayments or recoveries on the underlying assets.

     The ratings assigned by Fitch IBCA, Inc. ("Fitch") to securities address the likelihood of the receipt of all distributions on the assets by the related holders of securities under the agreements pursuant to which such securities are issued. Fitch's ratings take into consideration the credit quality of the related pool, including any credit support providers, the structural and legal aspects associated with such securities, and the extent to which the payment stream on the pool is adequate to make the payments required by such securities. Fitch's ratings on such securities do not, however, constitute a statement regarding frequency of prepayments of the assets.

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") to securities address the likelihood of the receipt by holders of securities of all distributions to which such holders are entitled. Moody's ratings on securities do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of securities might suffer a lower than anticipated yield as a result of prepayments.

     The ratings assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), to securities address the likelihood of the receipt of all distributions on the assets by the related holders of securities under the agreements pursuant to which such securities are issued. Standard & Poor's ratings take into consideration the credit quality of the related pool, including any credit support providers, structural and legal aspects associated with such securities, and the extent to which the payment stream on such pool is adequate to make payments required by such securities. Standard & Poor's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related assets. The letter "r" attached to a Standard & Poor's rating highlights derivative, hybrid and certain other types of securities that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol in the rating of a class of securities should not be taken as an indication that such securities will exhibit no volatility or variability in total return.


=================================================================    =============================================================
NO DEALER, SALESMAN OR OTHER  PERSON HAS BEEN AUTHORIZED TO  GIVE
ANY INFORMATION  OR TO MAKE  ANY REPRESENTATION NOT  CONTAINED IN
THIS PROSPECTUS  SUPPLEMENT OR  THE PROSPECTUS AND,  IF GIVEN  OR
MADE, SUCH INFORMATION  OR REPRESENTATION MUST NOT BE RELIED UPON
AS HAVING BEEN  AUTHORIZED BY THE DEPOSITOR  OR THE UNDERWRITERS.
THIS PROSPECTUS SUPPLEMENT  AND THE PROSPECTUS DO  NOT CONSTITUTE
AN OFFER OF ANY SECURITIES OTHER THAN THOSE  TO WHICH THEY RELATE                            $__,___,___,___
OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, TO ANY
PERSON IN  ANY JURISDICTION WHERE  SUCH AN OFFER  OR SOLICITATION
WOULD  BE  UNLAWFUL.   NEITHER  THE DELIVERY  OF  THIS PROSPECTUS
SUPPLEMENT AND THE PROSPECTUS NOR ANY SALE MADE  HEREUNDER SHALL,
UNDER  ANY   CIRCUMSTANCES,  CREATE  ANY  IMPLICATION   THAT  THE
INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT
TO THEIR RESPECTIVE DATES.
                                                                              BEAR STEARNS HOME EQUITY LOAN TRUST 199__-__
                     ______________________                                         $______ (FIXED) (FLOATING) RATE
                                                                                           ASSET BACKED NOTES
                        TABLE OF CONTENTS                                           $______ (FIXED) (FLOATING) RATE
                                                                                       ASSET BACKED CERTIFICATES,
                                                             PAGE
                                                             ----

                      PROSPECTUS SUPPLEMENT

Summary . . . . . . . . . . . . . . . . . . . . . . . . . .   S-4
Risk Factors  . . . . . . . . . . . . . . . . . . . . . . .  S-13
The Trust . . . . . . . . . . . . . . . . . . . . . . . . .  S-14
The (Letter of Credit) (Surety Bond) Issuer . . . . . . . .  S-15
The Home Equity Lending Program . . . . . . . . . . . . . .  S-15
Servicing of the Revolving Credit Line Loans  . . . . . . .  S-18
Description of the Revolving Credit Line Loans  . . . . . .  S-19
Description of the Servicing Agreement  . . . . . . . . . .  S-21
Description of the Securities . . . . . . . . . . . . . . .  S-23              BEAR STEARNS ASSET BACKED SECURITIES, INC.
The Indenture . . . . . . . . . . . . . . . . . . . . . . .  S-26                              (DEPOSITOR)
The Trust Agreement . . . . . . . . . . . . . . . . . . . .  S-29
Administration Agreement  . . . . . . . . . . . . . . . . .  S-31
The Indenture Trustee . . . . . . . . . . . . . . . . . . .  S-31
The Owner Trustee . . . . . . . . . . . . . . . . . . . . .  S-31
Use of Proceeds . . . . . . . . . . . . . . . . . . . . . .  S-31
Certain Federal Income Tax Considerations . . . . . . . . .  S-31
State Tax Considerations  . . . . . . . . . . . . . . . . .  S-32
ERISA Considerations  . . . . . . . . . . . . . . . . . . .  S-32
Legal Investment Considerations . . . . . . . . . . . . . .  S-34
Underwriting  . . . . . . . . . . . . . . . . . . . . . . .  S-34
Legal Matters . . . . . . . . . . . . . . . . . . . . . . .  S-35
Ratings . . . . . . . . . . . . . . . . . . . . . . . . . .  S-35

                            PROSPECTUS

Prospectus Supplement . . . . . . . . . . . . . . . . . . . .   3                         PROSPECTUS SUPPLEMENT
Reports to Holders  . . . . . . . . . . . . . . . . . . . . .   3                            ________, 199__
Available Information . . . . . . . . . . . . . . . . . . . .   3
Incorporation of Certain Documents
  by Reference  . . . . . . . . . . . . . . . . . . . . . . .   4
Summary of Terms  . . . . . . . . . . . . . . . . . . . . . .   5
Risk Factors  . . . . . . . . . . . . . . . . . . . . . . . .  15
Description of the Securities . . . . . . . . . . . . . . . .  20
The Trust Funds . . . . . . . . . . . . . . . . . . . . . . .  24
Enhancement . . . . . . . . . . . . . . . . . . . . . . . . .  31
Servicing of Loans  . . . . . . . . . . . . . . . . . . . . .  33
The Agreements  . . . . . . . . . . . . . . . . . . . . . . .  39
Certain Legal Aspects of the Loans  . . . . . . . . . . . . .  47
The Depositor . . . . . . . . . . . . . . . . . . . . . . . .  57
Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . .  57
Certain Federal Income Tax Considerations . . . . . . . . . .  57
State Tax Considerations  . . . . . . . . . . . . . . . . . .  77
FASIT Securities  . . . . . . . . . . . . . . . . . . . . . .  77
ERISA Considerations  . . . . . . . . . . . . . . . . . . . .  80
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . .  84
Financial Information . . . . . . . . . . . . . . . . . . . .  84                      BEAR, STEARNS & CO. INC.
Rating  . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
Legal Investment  . . . . . . . . . . . . . . . . . . . . . .  85
Plan of Distribution  . . . . . . . . . . . . . . . . . . . .  85
Glossary of Terms . . . . . . . . . . . . . . . . . . . . . .  86
=================================================================    =============================================================















PROSPECTUS
                          ASSET-BACKED CERTIFICATES
                              ASSET-BACKED NOTES
                             (Issuable in Series)

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                                 (DEPOSITOR)

     Bear Stearns Asset Backed Securities, Inc. (the "Depositor") may offer from time to time under this Prospectus and related Prospectus Supplements the Asset-Backed Certificates (the "Certificates") and the Asset-Backed Notes
(the "Notes" and, together with the Certificates, the "Securities"), which may be sold from time to time in one or more series (each, a "Series").

     As specified in the related Prospectus Supplement, the Certificates of a
Series will evidence  undivided interests in certain assets  deposited into a trust (each,  a "Trust  Fund") by  the Depositor  pursuant to  a Pooling  and
Servicing Agreement  or a Trust Agreement, as described herein.  As specified in the related  Prospectus Supplement, the Notes  of a Series will  be issued and secured pursuant  to an Indenture and will represent  indebtedness of the related Trust Fund.  The Trust  Fund for a Series of Securities  will include assets  purchased  from  the  seller  or sellers  specified  in  the  related
Prospectus Supplement  (collectively, the  "Seller") composed  of (a) Primary
Assets,  which  may  include  one  or more  pools  of  (i)  closed-end and/or revolving  home equity  loans (the  "Mortgage Loans"),  secured generally  by subordinate liens on one- to four-family residential or mixed-use properties,
(ii) home  improvement  installment  sales  contracts  and  installment  loan agreements  (the "Home Improvement Contracts"), which are either unsecured or secured generally by subordinate liens  on one- to four-family residential or mixed-use properties,  or by  purchase money security  interests in  the home improvements financed thereby (the "Home Improvements") and  (iii) securities backed or  secured by Mortgage  Loans and/or Home Improvement  Contracts, (b)
all monies due thereunder net, if  and as provided in the related  Prospectus
Supplement,  of certain amounts payable to the servicer of the Mortgage Loans and/or Home Improvement Contracts (collectively, the "Loans"), which servicer may also be  the Seller, specified in the related  Prospectus Supplement (the
"Servicer"), (c) if specified in  the related Prospectus Supplement, funds on deposit in  one  or  more pre-funding  amounts  and/or  capitalized  interest accounts and  (d) reserve funds,  letters of credit, surety  bonds, insurance policies or  other forms  of credit support  as described  herein and  in the
related  Prospectus  Supplement.    The  amount  initially  deposited  into a
pre-funding account  for a Series  of Securities will not  exceed twenty-five percent of the aggregate principal amount of such Series of Securities.
                                               (cover continued on next page)

NOTES OF A GIVEN SERIES REPRESENT OBLIGATIONS OF, AND CERTIFICATES OF A GIVEN
SERIES EVIDENCE BENEFICIAL INTERESTS IN, THE RELATED TRUST FUND ONLY AND ARE
NOT GUARANTEED BY ANY GOVERNMENTAL AGENCY OR BY THE DEPOSITOR, THE SELLER,
THE TRUSTEES, THE SERVICER OR BY ANY OF THEIR RESPECTIVE AFFILIATES OR,
UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, BY ANY OTHER
PERSON OR ENTITY.  THE DEPOSITOR'S ONLY OBLIGATIONS WITH RESPECT TO ANY
SERIES OF SECURITIES WILL BE PURSUANT TO CERTAIN REPRESENTATIONS AND
WARRANTIES SET FORTH IN THE RELATED AGREEMENT AS DESCRIBED HEREIN OR IN THE
RELATED PROSPECTUS SUPPLEMENT.

SEE "RISK FACTORS" BEGINNING ON PAGE 15 FOR CERTAIN FACTORS TO BE CONSIDERED
IN PURCHASING THE SECURITIES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS OR THE PROSPECTUS
SUPPLEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Securities offered by this  Prospectus and by the related Prospectus
Supplement are offered by Bear, Stearns & Co. Inc. and the other underwriters set  forth in  the related  Prospectus Supplement, if  any, subject  to prior sale, to  withdrawal,  cancellation  or modification  of  the  offer  without notice, to  delivery to and  acceptance by Bear,  Stearns & Co. Inc.  and the
other  underwriters, if  any, and  certain further  conditions.   Retain this
Prospectus for  future  reference.    This Prospectus  may  not  be  used  to
consummate sales  of the  Securities offered hereby  unless accompanied  by a
Prospectus Supplement.

                           BEAR, STEARNS & CO. INC.
                             _____________, 1998
(continued from previous page)

     Each Series of Securities will be issued in one or more classes (each, a
"Class").   Interest on and principal of  the Securities of a  Series will be payable  on  each  Distribution  Date  specified  in the  related  Prospectus
Supplement at the  times, at the  rates, in the amounts  and in the  order of priority set forth in the related Prospectus Supplement.

     If a  Series  includes multiple  Classes,  such Classes  may  vary  with respect to the  amount, percentage and timing of  distributions of principal, interest or both and one or more Classes may be subordinated to other Classes with respect  to distributions  of principal, interest  or both  as described
herein  and in  the related Prospectus  Supplement.   If so specified  in the
related Prospectus Supplement, the Primary Assets and other assets comprising the Trust Fund may be divided into one or more Asset Groups and each Class of the related  Series will evidence  beneficial ownership of  the corresponding
Asset Group, as applicable.

     The rate of  reduction of the aggregate principal balance  of each Class of a Series may depend upon the rate of payment (including  prepayments) with respect to the Loans or, in the case of Private Securities, Underlying Loans, as applicable.  In  such a case,  a rate of prepayment  lower or higher  than anticipated will affect the yield on the Securities of a Series in the manner
described herein  and in  the related Prospectus  Supplement.   Under certain
limited   circumstances  described  herein  and  in  the  related  Prospectus
Supplement,  a  Series  of  Securities  may  be  subject  to  termination  or redemption  under  the  circumstances described  herein  and  in the  related
Prospectus Supplement.

     If specified in the related Prospectus Supplement, an election may be made to treat certain assets comprising the Trust Fund for a Series as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. See "Certain Federal Income Tax Considerations" herein.

                            PROSPECTUS SUPPLEMENT

     The Prospectus Supplement relating to a Series of Securities to be offered hereunder will, among other things, set forth with respect to such Series of Securities: (i) the aggregate principal amount, interest rate and authorized denominations of each Class of such Securities; (ii) certain information concerning the Primary Assets, the Seller and any Servicer; (iii) the terms of any Enhancement with respect to such Series; (iv) the terms of any insurance related to the Primary Assets; (v) information concerning any other assets in the related Trust Fund, including any Reserve Fund; (vi) the Final Scheduled Distribution Date of each Class of such Securities; (vii) the method to be used to calculate the amount of principal required to be applied to the Securities of each Class of such Series on each Distribution Date, the timing of the application of principal and the order of priority of the application of such principal to the respective Classes and the allocation of principal to be so applied; (viii) the Distribution Dates and any Assumed
Reinvestment Rate; (ix) additional information with respect to the plan of distribution of such Securities; and (x) whether a REMIC election will be made with respect to some or all of the assets included in the Trust Fund for such Series.

                              REPORTS TO HOLDERS

     Periodic  and annual  reports concerning  the related  Trust Fund  for a
Series of Securities are required under the related Agreement to be forwarded to Holders.  Unless otherwise specified in the related Prospectus Supplement, such reports will  not be examined and  reported on by an  independent public accountant.  If  so specified in  the Prospectus Supplement  for a Series  of
Securities, such Series or one or more Classes of such Series will  be issued
in  book-entry form.   In such event,  (i) owners of  beneficial interests in
such Securities will not be considered "Holders" under the related Agreements and will not  receive such reports directly with respect to the related Trust
Fund; rather,  such  reports will  be furnished  to such  owners through  the participants and indirect  participants of the applicable  book-entry system, and  (ii) references  herein to the  rights of  "Holders" shall refer  to the rights  of such  owners as  they  may be  exercised  indirectly through  such participants.  See "The Agreements--Reports to Holders" herein.

                            AVAILABLE INFORMATION

     The Depositor has filed with the Securities and Exchange Commission (the
"Commission") a Registration  Statement under the Securities Act  of 1933, as
amended  (the  "Securities Act"),  with  respect  to  the Securities.    This
Prospectus,  which  forms a  part  of  the  Registration Statement,  and  the
Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all  of the information set  forth in the  Registration Statement
pursuant  to the  Rules  and  Regulations of  the  Commission.   For  further
information,  reference  is  made  to  such Registration  Statement  and  the exhibits thereto.  Such Registration  Statement and exhibits can be inspected and copied at prescribed rates  at the public reference facilities maintained by the  Commission at its Public  Reference Section, 450  Fifth Street, N.W.,
Washington,  D.C.   20549, and  at its  Regional Office  located  as follows:
Midwest Regional  Office,  Citicorp Center,  500 West  Madison Street,  Suite
1400, Chicago, Illinois  60661-2511; and Northeast  Regional Office, 7  World
Trade  Center, Suite  1300, New York,  New York  10048.  The  Commission also maintains  a Web  site  at http://www.sec.gov  from  which such  Registration
Statement and exhibits may be obtained.

     Each  Trust  Fund will  be  required to  file certain  reports  with the
Commission pursuant  to the  requirements of the  Securities Exchange  Act of
1934, as amended (the "Exchange Act").   The Depositor intends to cause  each
Trust Fund  to suspend filing  such reports if  and when such  reports are no longer required under the Exchange Act.

     No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All documents  subsequently filed  by or  on  behalf of  the Trust  Fund referred to  in the  accompanying Prospectus  Supplement with  the Commission pursuant to  Section 13(a), 13(c), 14 or 15(d) of  the Exchange Act after the date  of this Prospectus and prior to  the termination of any offering of the
Securities issued by  such Trust Fund shall  be deemed to be  incorporated by reference in this  Prospectus and to  be a part  of this Prospectus  from the
date of the filing of such documents.   Any statement contained in a document
incorporated or deemed to be incorporated by reference herein shall be deemed to be  modified or  superseded for  all purposes  of this  Prospectus to  the extent that  a statement contained  herein or in the  accompanying Prospectus
Supplement or  in any other  subsequently filed document  that also is  or is deemed to be  incorporated by reference modifies or  replaces such statement.
Any such statement so  modified or superseded shall not be  deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Depositor on behalf of any Trust Fund will provide without charge to each  person to  whom this Prospectus  is delivered,  on the written  or oral request of such person,  a copy of  any or all of  the documents referred  to above that have been  or may be incorporated by reference  in this Prospectus
(not including exhibits to the  information that is incorporated by reference unless  such exhibits  are specifically  incorporated  by reference  into the
information  that this  Prospectus incorporates).   Such  requests  should be
directed to the Depositor at 245 Park Avenue, New York, New York 10167.

                               SUMMARY OF TERMS

     The  following summary is qualified in  its entirety by reference to the detailed information appearing elsewhere in this  Prospectus and by reference to the information with respect to each Series of Securities contained in the
Prospectus Supplement  to be  prepared and delivered  in connection  with the
offering  of Securities  of  such Series.   Capitalized  terms  used and  not
otherwise defined herein  or in the related Prospectus  Supplement shall have the meanings set forth in the "Glossary of Terms" herein.

SECURITIES OFFERED       Asset-Backed   Certificates   (the   "Certificates")
                         and/or    Asset-Backed    Notes    (the    "Notes").
                         Certificates are  issuable  from  time  to  time  in
                         Series pursuant to a Pooling and Servicing Agreement
                         or  Trust  Agreement, as  the  case  may  be.   Each
                         Certificate of a Series will evidence an interest in
                         the Trust Fund for such Series, or in an Asset Group
                         specified  in  the  related  Prospectus  Supplement.
                         Notes  are  issuable  from time  to  time  in Series
                         pursuant to an Indenture.  Each Series of Securities
                         will consist of one or  more Classes, one or more of
                         which   may   be   Classes   of  Compound   Interest
                         Securities,  Planned   Amortization  Class   ("PAC")
                         Securities,  Variable   Interest  Securities,   Zero
                         Coupon   Securities,   Principal   Only  Securities,
                         Interest Only Securities,  Participating Securities,
                         Senior Securities or  Subordinated Securities.  Each
                         Class may differ in, among other things, the amounts
                         allocated  to and  the  priority  of  principal  and
                         interest  payments,  Final   Scheduled  Distribution
                         Dates, Distribution  Dates and interest rates.   The
                         Securities of  each Class  will be  issued in  fully
                         registered  form in  the denominations  specified in
                         the  related Prospectus Supplement.  If so specified
                         in the related Prospectus Supplement, the Securities
                         or  certain  Classes   of  such  Securities  offered
                         thereby may be available in book-entry form only.

DEPOSITOR      Bear Stearns  Asset Backed Securities,  Inc. (the "Depositor")
               was incorporated in the State of Delaware in June 1995, and is a wholly-owned, special purpose subsidiary of The Bear Stearns
               Companies Inc.   None of The Bear Stearns  Companies Inc., the
               Depositor,  the Servicer,  any  Trustee,  the  Seller  or  any
               affiliate  of the  foregoing has  guaranteed  or is  otherwise obligated with respect  to the Securities of any  Series.  See
               "The Depositor."

INTEREST PAYMENTS        Interest  payments  on the  Securities  of a  Series
                         entitled  by their terms to receive interest will be
                         made  on each Distribution  Date, to the  extent set
                         forth  in, and at  the applicable rate  specified in
                         (or  determined in  the manner  set  forth in),  the
                         related Prospectus Supplement.  The interest rate on


                         Securities of  a Series  may be  variable or  change
                         with changes in the rates of interest on the related
                         Loans or  Underlying Loans relating  to the  Private
                         Securities,  as  applicable, and/or  as  prepayments
                         occur with  respect  to  such  Loans  or  Underlying
                         Loans, as applicable.  Interest  Only Securities may
                         be  assigned  a  Notional Amount  set  forth  in the
                         related Prospectus Supplement, which  is used solely
                         for convenience in  expressing  the calculation  of
                         interest  and  for  certain  other purposes and does
                         not  represent  the  right   to  receive  any
                         distributions allocable to  principal.   Principal
                         Only  Securities may not  be entitled  to receive
                         any interest  payments or  may be entitled to
                         receive  only nominal  interest  payments.  Interest
                         payable  on the Securities of a  Series on a
                         Distribution Date will include all interest accrued
                         during  the period  specified in the related
                         Prospectus Supplement.  See "Description of the
                         Securities--Payments of Interest."

PRINCIPAL PAYMENTS       All  payments of principal of a Series of Securities
                         will  be made in  an aggregate amount  determined as
                         set forth in the  related Prospectus Supplement, and
                         will  be  paid  at the  times,  allocated  among the
                         Classes of such Series in  the order and amounts and
                         applied either on  a pro rata or a  random lot basis
                         among  all  Securities  of any  such  Class,  all as
                         specified in the related Prospectus Supplement.

FINAL SCHEDULED
  DISTRIBUTION DATE
  OF THE SECURITIES      The Final Scheduled  Distribution Date with  respect
                         to (i)  each Class  of Notes is  the date  not later
                         than which principal of the Notes will be fully paid
                         and  (ii) each  Class of  Certificates  is the  date
                         after  which  no  Certificates  of  such  Class  are
                         expected  to   remain  outstanding,  in   each  case
                         calculated   on   the  basis   of   the  assumptions
                         applicable to  such Series described in  the related
                         Prospectus   Supplement.     The   Final   Scheduled
                         Distribution  Date of a Class may equal the maturity
                         date of  the Primary Asset in the related Trust Fund
                         that  has the  latest stated  maturity,  or will  be
                         determined as  described herein  and in  the related
                         Prospectus Supplement.

                         The actual  final Distribution Date of the Securities
                         of a Series will, to the extent described in the
                         related Prospectus Supplement, depend   upon the rate
                         of payment (including  prepayments, liquidations due
                         to default, the receipt of proceeds from  casualty
                         Insurance  Policies and  repurchases) of  the  Loans
                         or  Underlying Loans relating  to the  Private
                         Securities,  as applicable,  in the related  Trust
                         Fund.   Unless otherwise  specified in  the related
                         Prospectus  Supplement, the actual final Distribution
                         Date  of any Security is likely to occur earlier and
                         may occur  substantially earlier or may  occur later
                         than  its Final Scheduled  Distribution Date as a
                         result of the application of prepayments to the
                         reduction of the  principal balances  of the
                         Securities and  as a  result of defaults on the
                         Primary Assets.  The  rate of payments on the Loans
                         or Underlying Loans relating to the Private
                         Securities, as applicable, in the Trust Fund for a
                         Series will depend on a variety of  factors, including
                         certain characteristics  of such Loans or
                         Underlying  Loans, as applicable, and the prevailing
                         level  of interest  rates from  time to time, as well
                         as on a variety of economic, demographic, tax, legal,
                         Social and  other factors.  No assurance can be given
                         as to the actual prepayment experience with respect
                         to a  Series.  See "Risk  Factors--Yield  May Vary"
                         and "Description  of  the  Securities--Weighted
                         Average  Life  of  the Securities" herein.

OPTIONAL TERMINATION          One or more Classes of Securities of any Series
                              may be redeemed  or repurchased in whole  or in
                              part,  at  the  Depositor's or  the  Servicer's
                              option,   at   such   time    and   under   the
                              circumstances   specified   in    the   related
                              Prospectus Supplement,  at the price  set forth
                              therein.    If  so  specified  in  the  related
                              Prospectus   Supplement   for   a   Series   of
                              Securities, the Depositor, the Servicer or such
                              other entity that is  specified in the  related
                              Prospectus Supplement may, at its option, cause
                              an early termination of  the related Trust Fund
                              by  repurchasing  all  of  the  Primary  Assets
                              remaining  in  the  Trust Fund  on  or  after a
                              specified date, or on or after such time as the
                              aggregate principal  balance of  the Securities
                              of the Series or the Primary Assets relating to
                              such  Series,  as   specified  in  the  related
                              Prospectus Supplement, is less  than the amount
                              or   percentage   specified  in   the   related
                              Prospectus Supplement.  See "Description of the
                              Securities--Optional  Redemption,  Purchase  or
                              Termination."  In  addition, the related
                              Prospectus Supplement may  provide other
                              circumstances under which  Holders of Securities
                              of  a Series could be  fully paid significantly
                              earlier than  would otherwise  be the case if
                              payments or distributions were solely based on
                              the activity of the related Primary Assets.

THE TRUST FUND      The Trust Fund for a Series of Securities will consist of
                    one  or more of the assets  described below, as described
                    in the related Prospectus Supplement.

  A.  PRIMARY ASSETS          The  Primary Assets for a Series may consist of
                              any combination of the following assets, to the
                              extent  and   as  specified   in  the   related
                              Prospectus Supplement.  The Primary Assets will
                              be   purchased  from  the   Seller  or  may  be
                              purchased by  the Depositor in the  open market
                              or   in   privately   negotiated  transactions,
                              including transactions with entities affiliated
                              with the Depositor.

     (1)  LOANS          Primary Assets for  a Series will consist,  in whole
                         or in part, of Loans.   Some Loans may be delinquent
                         or  non-performing  as  specified  in  the   related
                         Prospectus Supplement.   Loans may  be originated by
                         or  acquired from an affiliate of the Depositor, and
                         an affiliate of the Depositor may be an obligor with
                         respect to  any  such  Loan.    The  Loans  will  be
                         conventional contracts or  contracts insured by  the
                         Federal  Housing   Administration  (the   "FHA")  or
                         partially guaranteed by  the Veterans Administration
                         (the "VA").  See "The Trust Funds--The Loans" for  a
                         discussion  of  such  guarantees.    To  the  extent
                         provided  in  the   related  Prospectus  Supplement,
                         additional Loans may  be periodically  added to  the
                         Trust Fund, or  may be removed from time  to time if
                         certain asset value  tests are met, as  described in
                         the related Prospectus Supplement.



          The "Loans" for a Series will consist of (i) closed-end home equity loans (the "Closed-End  Loans") and/or revolving home  equity loans or certain balances therein (the "Revolving Credit Line Loans" and, together  with  the  Closed-End Loans,  the  "Mortgage  Loans") and
          (ii) home improvement installment  sales contracts and  installment
          loan agreements (the  "Home Improvement Contracts").   The Mortgage
          Loans and the Home

          Improvement  Contracts are collectively  referred to herein  as the
          "Loans."   The Loans  may, as specified  in the  related Prospectus
          Supplement, have various payment characteristics, including balloon or other irregular  payment features, and may accrue  interest at a fixed rate or an adjustable rate.

          As specified  in the  related Prospectus  Supplement, the  Mortgage
          Loans will, and the Home Improvement Contracts may, be secured by mortgages and deeds of trust or other similar security instruments creating a lien on the related Mortgaged Property, which may be subordinated to one or more senior liens on the Mortgaged Property as described in the related Prospectus Supplement. As specified in the related Prospectus Supplement, Home Improvement Contracts may be unsecured or secured by purchase money security interests in the Home Improvements financed thereby. The Mortgaged Properties and the Home Improvements are collectively referred to herein as the "Properties."

          The   related   Prospectus   Supplement   will   describe   certain
          characteristics  of the  Loans  for  a  Series  including,  without limitation and  to the  extent relevant:  (i) the aggregate  unpaid
          Principal Balance of  the Loans (or the  aggregate unpaid Principal
          Balance included  in the Trust  Fund for the related  Series); (ii)
          the range and  weighted average Loan Rate  on the Loans and  in the case of  adjustable rate Loans,  the range and weighted  average of the  Current Loan Rates and  the Lifetime Rate  Caps, if any; (iii)
          the  range  and the  average outstanding  Principal Balance  of the
          Loans;  (iv)   the   weighted  average   original   and   remaining
          term-to-stated maturity of the Loans  and the range of original and remaining terms-to-stated  maturity, if applicable;  (v) the  range and  Combined  Loan-to-Value  Ratios or  Loan-to-Value  Ratios,  as
          applicable, of the  Loans, computed in the manner  described in the related Prospectus Supplement;  (vi) the  percentage (by  Principal
          Balance as  of the Cut-off Date)  of Loans that accrue  interest at adjustable  or fixed interest rates; (vii) any enhancement relating to the Loans; (viii) the percentage (by Principal Balance as of the
          Cut-off Date) of Loans that  are secured by Mortgaged Properties or
          Home  Improvements,  or  that are  unsecured;  (ix)  the geographic distribution  of any Mortgaged  Properties securing the  Loans; (x)
          the use and  type of each Property  securing a Loan; (xi)  the lien priority of  the Loans;  (xii) the delinquency  status and  year of origination of the Loans; (xiii) whether such Loans are  Closed-End
          Loans and/or  Revolving Credit Line Loans; and (xiv) in the case of
          Revolving Credit  Line Loans, the  general payment and  credit line features of such Loans and other pertinent features thereof.

     (2)  PRIVATE SECURITIES       Primary Assets  for a Series  may consist,
                                   in   whole   or   in   part,  of   Private
                                   Securities, which include (i) pass-through
                                   certificates    representing    beneficial
                                   interests in loans of the type that  would
                                   otherwise  be eligible  to  be Loans  (the
                                   "Underlying Loans") or (ii) collateralized
                                   obligations secured  by Underlying  Loans.
                                   Such    pass-through    certificates    or
                                   collateralized   obligations   will   have
                                   previously    been    (i)    offered   and
                                   distributed to  the public pursuant  to an


                                   effective registration statement or (ii) purchased in a transaction not involving any public offering from a person who is not an affiliate of the issuer of such securities at the time of sale  (nor an  affiliate thereof  at any time  during the  three preceding  months);  provided, that  a  period of  three  years has elapsed since the  later of the date such  securities were acquired
          from  the  related  issuer  or  an  affiliate  thereof.    Although
          individual Underlying  Loans may  be insured  or guaranteed by  the
          United States  or an agency  or instrumentality thereof,  they need not  be, and  the Private  Securities  themselves will  not be,  so insured  or guaranteed.  See "The Trust Funds--Private Securities."
          Unless otherwise specified in the Prospectus Supplement relating to a Series of Securities, payments  on the Private Securities will be distributed directly to the related PS  Trustee as registered owner of such Private Securities.

          The related Prospectus Supplement for  a Series will specify (on an approximate basis, as described above, and as of the date specified in the related Prospectus Supplement),  to the extent relevant  and to  the  extent such  information  is reasonably  available  to the
          Depositor and the Depositor reasonably believes such information to be  reliable:  (i) the  aggregate approximate principal  amount and type of any Private Securities to be included in the Trust Fund for such Series; (ii) certain characteristics of  the Underlying Loans, including  (a) the payment features of such Underlying Loans (i.e., whether  they are  Closed-End Loans  and/or  Revolving Credit  Line
          Loans, whether they  are fixed rate or adjustable  rate and whether they provide  for fixed  level payments,  negative amortization  or other payment  features), (b) the  approximate aggregate  principal amount of such Underlying Loans that are insured or guaranteed by a governmental  entity, (c) the servicing  fee or range  of servicing fees  with  respect to  such Underlying  Loans (d) the  minimum and maximum  stated maturities of such Underlying Loans at origination,
          (e) the   lien  priority  of  such  Underlying  Loans  and  (f) the
          delinquency  status  and  year of  origination  of  such Underlying
          Loans; (iii) the  maximum original  term-to-stated maturity  of the
          Private  Securities;   (iv) the  weighted   average  term-to-stated
          maturity  of  the  Private  Securities;   (v) the  pass-through  or
          certificate  rate or  ranges thereof  for  the Private  Securities;
          (vi) the sponsor  or depositor of  the Private Securities  (the "PS
          Sponsor"),   the  servicer  of  the  Private  Securities  (the  "PS
          Servicer")  and the  trustee  of the  Private  Securities (the  "PS
          Trustee");  (vii) certain characteristics  of enhancement,  if any, such as  reserve funds,  insurance policies,  letters of credit  or
          guarantees,   relating   to  the   Loans  underlying   the  Private
          Securities, or  to such  Private Securities themselves;  (viii) the terms  on which  the Underlying  Loans  may or  are required  to be repurchased prior to stated  maturity; and (ix) the terms on  which substitute  Underlying  Loans  may be  delivered  to  replace those initially deposited  with the PS  Trustee.  See "The  Trust Funds--
          Additional Information" herein.

B.  COLLECTION AND DISTRIBUTION ACCOUNTS

          Unless otherwise provided in the related Prospectus Supplement, all payments on or in  respect of the Primary Assets for  a Series will be remitted directly to an  account (each, a  "Collection Account")
          to be established for such Series with the Trustee or the Servicer,
          in  the name  of the  Trustee.   Unless  otherwise provided  in the
          related  Prospectus  Supplement,  the applicable  Trustee  shall be required  to  apply a  portion  of  the  amount in  the  Collection
          Account,  together   with  reinvestment   earnings  from   eligible
          investments  specified in the related Prospectus Supplement, to the payment  of  certain amounts  payable  to  the  Servicer under  the related Agreement and  any other person specified in the Prospectus
          Supplement,  and  to  deposit  a  portion  of  the  amount  in  the
          Collection Account into  a separate account (each,  a "Distribution
          Account") to be established for such Series, each in the manner and at the times  specified in the related Prospectus  Supplement.  All
          amounts  deposited   into  such  Distribution  Account(s)  will  be
          available, unless  otherwise  specified in  the related  Prospectus
          Supplement, for (i) application to the payment of principal  of and interest  on such  Series of  Securities  on the  next Distribution
          Date, (ii) the making  of adequate provision for future payments on certain Classes of Securities and (iii) any other purpose specified
          in the related Prospectus Supplement.   After applying the funds in
          the Collection  Account as described above, any  funds remaining in the  Collection Account  may  be  paid over  to  the Servicer,  the
          Depositor, any provider of Enhancement  with respect to such Series
          (an "Enhancer") or any other  person entitled thereto in the manner and at the times specified in the related Prospectus Supplement.

   C.  PRE-FUNDING AND CAPITALIZED INTEREST ACCOUNTS

          If  specified in the  related Prospectus  Supplement, a  Trust Fund will  include  one  or  more  segregated  trust  accounts  (each, a
          "Pre-Funding Account") established and maintained with the  Trustee
          of the Trust  Fund for the related  Series (the "Trustee").   If so
          specified, on the  Closing Date for such  Series, a portion of  the proceeds of the sale of the Securities of such Series (such amount, the "Pre-Funded  Amount") will  be deposited  into the  Pre-Funding
          Account  and  may be  used  to purchase  additional  Primary Assets during the period of time, not to exceed three months, specified in the  related Prospectus Supplement (the "Pre-Funding Period").  The
          Primary Assets to be so purchased will be  required to have certain characteristics specified in the related Prospectus Supplement.  If any Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Pre-Funding  Period, such amount will be  applied in the  manner specified in  the related  Prospectus Supplement  to prepay  the Notes and/or the Certificates of the applicable Series.
          The amount  initially deposited  into a  Pre-Funding Account for  a
          Series of  Securities will  not exceed  twenty-five percent  of the aggregate principal amount of such Series of Securities.

          If  a Pre-Funding  Account is  established, one or  more segregated trust  accounts (each,  a "Capitalized  Interest  Account") may  be established and maintained with the Trustee for the related Series.
          On the related  Closing Date, a portion of the proceeds of the sale of  the  Securities of  such  Series  will  be deposited  into  the
          Capitalized Interest Account  and used to fund the  excess, if any, of  (i) the  sum of  (a)  the  amount of  interest  accrued  on the
          Securities  of such  Series and  (b)  if specified  in the  related
          Prospectus   Supplement,  certain  fees   or  expenses  during  the
          Pre-Funding  Period such  as trustee  fees  and credit  enhancement fees, over (ii) the amount of  interest available therefor from the
          Primary Assets in  the Trust Fund.   Any amounts on deposit  in the
          Capitalized  Interest Account at the end  of the Pre-Funding Period
          that are  not necessary  for such purposes  will be  distributed as specified in the related Prospectus Supplement.

ENHANCEMENT

          If stated  in the Prospectus  Supplement relating to a  Series, the
          Depositor will obtain an irrevocable letter of credit, surety bond, insurance  policy  (each, a  "Security  Policy") or  other  form of credit  support  (collectively,  "Enhancement")  in  favor  of  the applicable Trustee on behalf of the  Holders of such Series and any other  person specified  in  such  Prospectus  Supplement  from  an institution  acceptable to the rating agency or agencies identified in the  related  Prospectus Supplement  as  rating such  Series  of
          Securities (each, a  "Rating Agency") for the purposes specified in
          such  Prospectus  Supplement.   The  Enhancement  will  support the
          payments on the Securities  and may be used for other  purposes, to the extent and  under the conditions  specified in such  Prospectus
          Supplement.  See "Enhancement."

          Enhancement for a Series may include one or more of the following types of Enhancement, or such other type of Enhancement specified in the related Prospectus Supplement.

    A.  SUBORDINATE SECURITIES

          If stated  in the related Prospectus Supplement,  Enhancement for a
          Series  may   consist  of  one  or  more  Classes  of  Subordinated
          Securities.  The rights of the related Subordinated Securityholders
          to  receive  distributions   on  any  Distribution  Date   will  be
          subordinate  in right  and priority  to  the rights  of Holders  of
          Senior Securities of  the Series, but only to  the extent described in the related Prospectus Supplement.

    B.  INSURANCE

          If stated in the related Prospectus Supplement, Enhancement for a Series may consist of special hazard Insurance Policies, bankruptcy bonds and other types of insurance supporting payments on the Securities.

    C.  RESERVE FUNDS

          If stated in the Prospectus  Supplement, the Depositor may  deposit cash,  a letter  or letters of  credit, short-term  investments, or other instruments acceptable to the  Rating Agencies in one or more reserve  funds to  be established  in  the name  of the  applicable
          Trustee (each, a "Reserve Fund"),  which will be used, as specified in such  Prospectus Supplement, by  such Trustee  to make  required payments  of principal  of or  interest on  the Securities  of such
          Series,  to make  adequate provision  for future  payments  on such
          Securities, or  for any  other purpose  specified in  the Agreement with  respect to  such Series,  to the  extent  that funds  are not
          otherwise available.   In  the alternative or  in addition  to such
          deposit,  a  Reserve  Fund  for  a Series  may  be  funded  through application of all  or a portion of  the excess cash flow  from the
          Primary  Assets for  such Series,  to the  extent described  in the related Prospectus Supplement.

    D.  MINIMUM PRINCIPAL PAYMENT AGREEMENT

          If stated in the Prospectus Supplement relating to a Series of Securities, the Depositor will enter into a minimum principal payment agreement (the "Minimum Principal Payment Agreement") with an entity meeting the criteria of the Rating Agencies, pursuant to which such entity will provide funds in the event that aggregate principal payments on the Primary Assets for such Series are not sufficient to make certain payments, as provided in the related
          Prospectus Supplement.  See "Enhancement--Minimum Principal Payment
          Agreement."

    E.  DEPOSIT AGREEMENT

          If stated in the related Prospectus Supplement, the Depositor and the applicable Trustee will enter into a guaranteed investment contract or an investment agreement (the "Deposit Agreement") pursuant to which all or a portion of the amounts held in the Collection Account, the Distribution Account(s) or in any Reserve
          Fund will be invested with  the entity specified in such Prospectus


          Supplement. Such Trustee will be entitled to withdraw amounts so invested, plus interest at a rate equal to the Assumed Reinvestment
          Rate, in the  manner specified in such Prospectus  Supplement.  See
          "Enhancement--Deposit Agreement."

SERVICING

          The Servicer will be responsible for servicing, managing and making collections on the Loans for a  Series.  In addition, the Servicer, if so specified  in the related Prospectus Supplement,  will act as custodian and will  be responsible for  maintaining custody of  the
          Loans and related documentation on behalf of the Trustee.  Advances with respect to delinquent payments  of principal of or interest on a Loan will be made by the Servicer only to the extent described in the related  Prospectus Supplement.  Such advances will be intended to provide  liquidity only and,  unless otherwise specified  in the related Prospectus Supplement, will be reimbursable to the Servicer
          from   scheduled  payments   of   principal   and  interest,   late
          collections,  the proceeds of  liquidation of the  related Loans or other  recoveries relating to  such Loans (including  any Insurance
          Proceeds or  payments from  other credit  support).   In performing
          these functions,  the  Servicer will  exercise the  same degree  of skill  and care  that  it  customarily  exercises with  respect  to
          similar  receivables or  Loans  owned  or serviced  by  it.   Under
          certain  limited circumstances,  the  Servicer  may  resign  or  be removed,  in  which  event  either  the Trustee  or  a  third-party
          servicer will  be appointed as  successor servicer.   The  Servicer
          will   receive  a  periodic  fee  as  servicing  compensation  (the
          "Servicing Fee")  and may, as  specified herein and in  the related
          Prospectus  Supplement,  receive certain  additional  compensation.
          See  "Servicing of  Loans--Servicing  Compensation and  Payment  of
          Expenses" herein.

FEDERAL INCOME TAX CONSIDERATIONS

    A.  DEBT SECURITIES AND REMIC RESIDUAL SECURITIES

          If (i)  an election is  made to treat all  or a portion  of a Trust
          Fund for a Series as a "real estate mortgage investment conduit" (a
          "REMIC")  or (ii) so provided in the related Prospectus Supplement, a Series of Securities  will include one or more Classes of taxable debt  obligations  under  the Internal  Revenue  Code  of  1986, as amended (the "Code").  Stated interest with respect to such Classes of Securities will be reported  by the related Holder in accordance with such Holder's method of accounting except that, in the case of
          Securities constituting  "regular interests"  in a  REMIC ("Regular
          Interests"), such interest  will be required to be  reported on the accrual  methods  regardless  of  such  Holder's  usual  method  of accounting.  Securities that are Compound Interest Securities, Zero
          Coupon Securities  or Interest  Only Securities  will, and  certain other Classes  of Securities  may, be  issued  with original  issue discount that is not de minimis.  In such cases, the related Holder will be required to include original issue discount in gross income as  it  accrues,  which  may  be  prior  to  the  receipt  of  cash attributable to such income.  If a Security is issued at a premium, such  Holder may be entitled  to make an  election to amortize such premium on a constant yield method.
          In the  case of  a REMIC  election, a  Class of  Securities may  be
          treated  as  a   REMIC  "residual  interest"  (each,   a  "Residual
          Interest").  A Holder  of a Residual  Interest will be required  to include in its income  its pro rata share of the  taxable income of
          the  REMIC.   In certain  circumstances, the  Holder of  a Residual
          Interest  may   have  REMIC   taxable  income   or  tax   liability
          attributable to  REMIC taxable  income for  a particular period  in excess of cash  distributions for such period or  have an after-tax return that  is less than  the after-tax return on  comparable debt instruments.  In  addition, a portion (or,  in some cases,  all) of the  income from  a Residual  Interest  (i) may not  be subject  to offset by losses from other  activities or investments, (ii) for  a
          Holder that is subject to tax under the Code  on unrelated business taxable income, may be treated as unrelated business taxable income and (iii) for a foreign Holder,  may not qualify for exemption from or reduction of  withholding.  In addition,  (i) Residual Interests are  subject to transfer restrictions and (ii) certain transfers of
          Residual  Interests will not  be recognized for  federal income tax purposes.  Further,  individual Holders are subject  to limitations
          on  the deductibility  of  expenses  of the  REMIC.   See  "Certain
          Federal Income Tax Considerations."

    B.  NON-REMIC PASS-THROUGH SECURITIES

          If so specified  in the  related Prospectus  Supplement, the  Trust
          Fund for a Series  will be treated as a grantor  trust and will not be  classified  as an  association  taxable  as  a corporation  for federal  income tax  purposes, and  Holders of  Securities  of such
          Series  ("Pass-Through  Securities")  will  be  treated  as  owning
          directly   rights  to  receive  certain  payments  of  interest  or
          principal,  or both, on the  Primary Assets held  in the Trust Fund
          for such Series.   All income with  respect to a  Stripped Security
          will  be  accounted for  as  original  issue discount  and,  unless otherwise specified in  the related Prospectus Supplement,  will be reported by the  applicable Trustee on an accrual  basis, which may be prior to the receipt of cash associated with such income.

    C.  OWNER TRUST SECURITIES

          If so specified  in the Prospectus Supplement, the  Trust Fund will be  treated as  a partnership  for  purposes of  federal and  state
          income tax.   Each  Noteholder, by the  acceptance of  a Note  of a
          given Series,  will agree to  treat such Note as  indebtedness; and
          each Certificateholder,  by the acceptance  of a  Certificate of  a given  Series,  will agree  to treat  the related  Trust Fund  as a partnership  in which  such  Certificateholder  is  a  partner  for
          federal   income    and   state   tax   purposes.       Alternative
          characterizations  of such  Trust Fund  and  such Certificates  are
          possible,   but  would  not   result  in  materially   adverse  tax
          consequences to  Certificateholders.   See "Certain Federal  Income
          Tax Considerations."

ERISA CONSIDERATIONS

          A fiduciary of  any employee benefit plan or  other retirement plan or arrangement subject  to the Employee Retirement  Income Security
          Act of  1974, as  amended ("ERISA"), or  the Code  should carefully review with its own legal  advisors whether the purchase or holding of  Securities  could  give rise  to  a  transaction  prohibited or
          otherwise impermissible under  ERISA or the Code.   Certain Classes
          of Securities may not be transferred  unless the applicable Trustee and the Depositor are furnished  with a letter of representation or an opinion of  counsel to the  effect that such  transfer will  not result  in a violation of  the prohibited transaction provisions of
          ERISA and the Code and will not subject the applicable Trustee, the
          Depositor  or  the   Servicer  to  additional  obligations.     See
          "Description    of    the     Securities--General"    and    "ERISA
          Considerations."

LEGAL INVESTMENT

          Unless otherwise specified in the related Prospectus Supplement, Securities of each Series offered by this Prospectus and the related Prospectus Supplement will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of
          1984, as amended ("SMMEA"). Investors whose investment authority is subject to legal restrictions should consult their own legal advisors to determine whether and to what extent the Securities constitute legal investments for them. See "Legal Investment."

USE OF PROCEEDS

          The  Depositor will  use the  net proceeds  from the  sale of  each
          Series for one or more of the following  purposes:  (i) to purchase the  related Primary Assets, (ii) to repay indebtedness incurred to obtain funds to acquire such Primary Assets, (iii) to establish any
          Reserve  Funds described in  the related Prospectus  Supplement and
          (iv) to  pay  costs  of structuring  and  issuing  such Securities,
          including  the costs  of  obtaining  Enhancement, if  any.   If  so
          specified in the related Prospectus Supplement, the purchase of the
          Primary Assets  for a  Series will be  effected by  an exchange  of
          Securities  with the  Seller of such  Primary Assets.   See "Use of
          Proceeds."

RATINGS

          It  will be  a  requirement for  issuance  of any  Series  that the
          Securities  offered by this  Prospectus and the  related Prospectus
          Supplement  be rated by  at least one  Rating Agency in  one of its four highest applicable rating  categories.  The rating  or ratings applicable to Securities  of each Series offered hereby  and by the related Prospectus Supplement  will be as set forth  in the related
          Prospectus Supplement.   A  securities rating  should be  evaluated
          independently  of similar ratings on different types of securities.
          A securities  rating is not a  recommendation to buy, hold  or sell securities,  and does  not  address  the effect  that  the rate  of prepayments  on Loans  or  Underlying  Loans  relating  to  Private
          Securities,  as applicable, for a  Series may have  on the yield to investors in  the Securities of  such Series.  See  "Risk Factors--
          Ratings Are Not Recommendations."

                                 RISK FACTORS

     Investors should consider, among other things, the following factors in connection with the purchase of the Securities.

     No Secondary  Market.  There will be no market for the Securities of any
Series prior to  the issuance thereof, and  there can be no  assurance that a secondary market will  develop or, if it  does develop, that it  will provide
Holders  with liquidity of  investment or will  continue for the  life of the
Securities  of such  Series.   The  underwriter(s) specified  in the  related
Prospectus Supplement (the "Underwriters") expect  to make a secondary market in the related Securities, but will have no obligation to do so.

     Primary  Assets Are  Only Source of  Repayment.  The  Depositor does not have, nor is it expected to have, any  significant assets.  The Securities of a Series will be payable  solely from the assets of  the Trust Fund for  such
Securities.   There will be no recourse to  the Depositor or any other person for any default on or any failure to receive distributions on the Securities.
Further, unless otherwise stated in the related Prospectus Supplement, at the times set forth in such  Prospectus Supplement, certain Primary Assets and/or any  balance remaining in  the Collection Account  or Distribution Account(s)
immediately after making  all payments due on  the Securities of such  Series and other  payments specified  in Securities  Prospectus  Supplement, may  be promptly released or remitted to the Depositor, the Servicer, the Enhancer or any other person entitled thereto, and will no longer be available for making payments to Holders.  Consequently, Holders of Securities of each Series must rely solely upon  payments with respect to  the Primary Assets and  the other assets constituting the Trust Fund for a Series  of Securities, including, if applicable,  any  amounts available  pursuant  to  any Enhancement  for  such
Series,  for the payment  of principal of  and interest on  the Securities of such Series.

     Holders of Notes  will be required under  the Indenture to proceed  only against the  Primary Assets and  other assets constituting the  related Trust
Fund in  the case of a default with respect to such Notes and may not proceed
against  any assets of the Depositor.   There is no assurance that the market
value of the Primary Assets or any other assets for a Series will at any time be equal to  or greater than the aggregate principal amount of the Securities
of such  Series then outstanding,  plus accrued interest thereon.   Moreover,
upon an Event of Default under the Indenture for a Series of Notes and a sale of the assets in the Trust Fund or upon a sale of  the assets of a Trust Fund for a Series  of Certificates, the Trustee  under the related  Indenture (the
"Indenture  Trustee"), the  Servicer,  if  any, the  Enhancer  and any  other service provider  specified in  the related  Prospectus Supplement  generally will be entitled  to receive the proceeds  of any such sale to  the extent of unpaid  fees  and  other amounts  owing  to such  persons  under  the related
Agreement  prior to  distributions to Holders  of Securities.   Upon any such
sale, the  proceeds thereof may be insufficient to  pay in full the principal of and interest on the Securities of such Series.

     The only  obligations, if  any,  of the  Depositor with  respect to  the
Securities  of any  Series will  be pursuant  to certain  representations and warranties.  See "The Agreements--Assignment  of Primary Assets" herein.  The
Depositor does  not have,  and is  not expected  in the future  to have,  any significant assets  with which to  meet any obligation to  repurchase Primary
Assets with respect to which there has been a breach of any representation or
warranty.   If,  for example,  the  Depositor were  required to  repurchase a
Primary Asset, its  only source of funds  from which to make  such repurchase would  be  from  funds  obtained  from the  enforcement  of  a  corresponding obligation, if any, on the part of  the originator of the Primary Assets, the
Servicer  or the  Seller,  as  the  case  may  be, or  from  a  Reserve  Fund established to provide funds for such repurchases.

     Limited Protection Against Losses. Although any Enhancement is intended to reduce the risk of delinquent payments or losses to Holders of Securities entitled to the benefit thereof, the amount of such Enhancement will be limited, as set forth in the related Prospectus Supplement, and will decline and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities, and as a result, Holders may suffer losses. See "Enhancement."

     Yield May Vary; Subordination.   The yield to maturity experienced by  a
Holder of Securities may  be affected by the rate of  payment of principal of the  Loans  or  Underlying  Loans  relating to  the  Private  Securities,  as
applicable.   The timing of principal payments on  the Securities of a Series will be  affected by a  number of  factors, including the  following: (i) the extent  of  prepayments of  the  Loans or  Underlying Loans  relating  to the
Private Securities, as  applicable, which prepayments may be  influenced by a variety of factors;  (ii) the manner of  allocating principal payments  among the Classes of  Securities of a Series as specified in the related Prospectus
Supplement; (iii) the exercise by  the party entitled thereto of any right of optional  termination; and  (iv)  in the  case of  Trust  Funds comprised  of
Revolving  Credit  Line  Loans,  any  provisions  in  the  related  Agreement
described   in   the   applicable   Prospectus  Supplement   respecting   any
non-amortization, early amortization  or scheduled amortization period.   See
"Description  of  the  Securities--Weighted  Average  Life   of  Securities."
Prepayments may also result from repurchases of Loans or Underlying Loans, as applicable,  due to  material breaches  of  the Seller's  or the  Depositor's warranties.

     Interest payable  on the Securities of  a Series on  a Distribution Date
will include all interest  accrued during the period specified in the related
Prospectus Supplement.   In  the event interest  accrues during  the calendar
month prior to  a Distribution Date, the  effective yield to Holders  will be reduced from the yield that would otherwise be obtainable if interest payable on the  Security were to  accrue through the  day immediately preceding  each
Distribution Date, and the  effective yield (at par) to Holders  will be less than the indicated coupon rate.  See "Description of the Securities--Payments of Interest."

     The rights of Subordinated Securityholders to receive distributions to which they would otherwise be entitled with respect to the Trust Fund will be subordinate to the rights of the Servicer and the Holders of Senior
Securities, to the extent described in the related Prospectus Supplement. As a result of the foregoing, investors must be prepared to bear the risk that they may be subject to delays in payment and may not recover their initial investments in the Subordinated Securities.

     Balloon Payments.  Certain  of the Loans as of the  related Cut-off Date may not  be fully  amortizing over  their terms  to maturity,  and thus  will require  substantial principal  payments (i.e.,  balloon  payments) at  their stated  maturity.  Loans  with balloon payments  involve a greater  degree of risk because the  ability of a borrower  to make a balloon  payment typically will  depend upon  such borrower's  ability  either to  timely refinance  the
related Loan  or to  timely sell  the related  Property.   The  ability of  a
borrower to accomplish either of these goals will be  affected by a number of factors, including the level of available mortgage rates at the time  of sale or refinancing, the borrower's equity  in the related Property, the financial condition  of the borrower and tax  laws.  Losses on  such Loans that are not otherwise  covered by  the  credit enhancement  described  in the  applicable
Prospectus Supplement will be borne by the Holders  of one or more Classes of
Securities of the related Series.

     Property Values May Be  Insufficient.  If the Mortgage Loans  in a Trust
Fund are primarily junior  liens subordinate to the  rights of the  mortgagee under  the  related senior  mortgage  or  mortgages,  the proceeds  from  any liquidation,  insurance  or  condemnation proceedings  will  be  available to satisfy the outstanding  balance of such  junior mortgage only to  the extent that  the claims  of  such senior  mortgagees  have been  satisfied  in full, including any related foreclosure costs.  In addition, a junior mortgagee may not foreclose on the Property securing a junior mortgage unless it forecloses subject to the senior mortgages, in which case it must either  pay the entire amount due on  the senior mortgages to  the senior mortgagees at or  prior to the foreclosure  sale or  undertake the obligation  to make  payments on  the
senior mortgages in  the event the mortgagor  is in default thereunder.   The
Trust Fund will not have  any source of funds to satisfy the senior mortgages or make payments due to the senior mortgagees.

     There  are several  factors that  could  adversely affect  the value  of
Properties such  that the outstanding  balance of the related  Loan, together with any senior financing on the Properties, would equal or exceed  the value
of the Properties.   Among the factors that could adversely  affect the value
of  the  Properties are  an overall  decline in  the residential  real estate market in  the areas in which the Properties are  located or a decline in the general condition of  the Properties as a  result of failure of  borrowers to maintain  adequately the  Properties or  of  natural disasters  that are  not necessarily  covered by insurance, such as earthquakes  and floods.  Any such decline could extinguish the value of a  junior interest in a Property before having any effect on the  related senior interest therein.  If such a decline occurs,  the actual  rates of  delinquencies, foreclosure  and losses  on the junior Loans could be higher than those currently experienced in the mortgage lending industry in general.

     Risks relating to Certain Geographic Regions where Mortgage Loans may be
Concentrated.   Certain geographic regions of  the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher  rates of loss and delinquency than
will  be  experienced  on  mortgage  loans generally.    The  Mortgage  Loans
underlying certain Series of Securities may be concentrated in these regions, and such concentration  may present risk considerations in  addition to those
generally  present  for  similar  mortgage-backed  securities   without  such
concentration.

     Book-Entry Registration.  If Securities  are issued in book-entry  form, such  registration  may  reduce  the  liquidity of  such  Securities  in  the secondary  trading  market,  since investors  may  be  unwilling  to purchase
Securities  for  which  they  cannot obtain  physical  certificates.    Since
transactions  in  book-entry  Securities can  be  effected  only through  the
Depository Trust  Company  ("DTC"),  participating  organizations,  Financial
Intermediaries and  certain  banks, the  ability  of  a Holder  to  pledge  a book-entry Security to persons or entities that do not participate in the DTC system may be limited due to lack of a physical certificate representing such
Securities.   Security Owners will not be recognized  as Holders as such term is used in  the related Agreement, and  Security Owners will be  permitted to
exercise  the  rights  of  Holders   only  indirectly  through  DTC  and  its
Participants.

     In addition, Holders may experience some delay in their receipt of distributions of principal of and interest on book-entry Securities, since distributions are required to be forwarded by the applicable Trustee to DTC and DTC will then be required to credit such distributions to the accounts of Depository participants, which thereafter will be required to credit them to the accounts of Holders either directly or indirectly through Financial
Intermediaries.

     Pre-Funding May Adversely Affect Investment.  If a Trust Fund includes a
Pre-Funding  Account and the Principal Balance  of additional Loans delivered to  the Trust Fund  during the Pre-Funding  Period is less  than the original
Pre-Funded Amount, the Holders of  the Securities of the related  Series will receive a  prepayment of  principal as  and to  the extent  described in  the related Prospectus Supplement.  Any  such principal prepayment may  adversely affect the yield to maturity of the applicable  Securities.  Since prevailing interest rates are  subject to fluctuation,  there can be  no assurance  that investors will be  able to reinvest such  a prepayment at yields  equaling or
exceeding the yields  on the  related Securities.   It is  possible that  the
yield on any such reinvestment will be lower, and may be significantly lower, than the yield on the related Securities.

     The ability  of a Trust  Fund to invest  in subsequent Loans  during the related Pre-Funding Period will be dependant on the ability of the  Seller to originate or acquire Loans  that satisfy the requirements for transfer to the
Trust Fund.   The ability  of the Seller  to originate or acquire  such Loans will be  affected by a variety of social  and economic factors, including the prevailing level of market  interest rates, unemployment levels  and consumer perceptions of general economic conditions.

     Although subsequent Loans must satisfy the characteristics described in the related Prospectus Supplement, such Loans may have been originated more recently than the Loans originally transferred to the Trust Fund and may be of a lesser credit quality. As a result, the addition of subsequent Loans may adversely affect the performance of the related Securities.

     Bankruptcy Risks.  Federal and state statutory provisions, including the federal  bankruptcy laws  and state  laws  affording relief  to debtors,  may interfere  with  or affect  the  ability of  the  secured mortgage  lender to realize upon its  security.  For example,  in a proceeding under  the federal
Bankruptcy Code, a lender may not  foreclose on a mortgaged property  without
the permission of the bankruptcy court.   The rehabilitation plan proposed by
the related debtor may provide, if the mortgaged property is not the debtor's principal residence and the court determines that the value  of the mortgaged property is less than the principal balance of the related mortgage loan, for the  reduction of  the secured  indebtedness to  the  value of  the mortgaged property as of  the date of the commencement of the bankruptcy, rendering the lender a general  unsecured creditor for the difference, and  also may reduce the monthly  payments  due under  such  mortgage  loan, change  the  rate  of interest and alter the mortgage loan  repayment schedule.  The effect of  any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic  stay, could result in  delays in receiving payments  on the
Loans  underlying a  Series  of  Securities and  possible  reductions in  the aggregate amount of such payments.

     Consequences  of  Owning  Original  Issue  Discount  Securities.    Debt
Securities that  are Compound Interest Securities will be, and certain of the
Debt  Securities may  be, issued  with  original issue  discount for  federal
income tax purposes.   A Holder of Debt Securities issued with original issue
discount  will be  required to  include original  issue discount  in ordinary gross income for  federal income tax  purposes as it  accrues, in advance  of receipt of the cash attributable to such income.  Accrued but unpaid interest on the Debt  Securities that are Compound Interest  Securities generally will be treated as having original issue discount  for this purpose.  See "Certain
Federal Income Tax Considerations--Interest and Acquisition Discount" herein.

     REMIC-Related Risks.   Holders of Residual  Interest Securities will  be
required  to report  on their federal  income tax returns  as ordinary income their pro rata  share of the taxable income  of the REMIC, regardless  of the amount or timing of their receipt of  cash payments, as described in "Certain
Federal   Income   Tax   Considerations."      Accordingly,   under   certain
circumstances,  Holders  of  Securities  that  constitute  Residual  Interest
Securities  may have  taxable income  and tax  liabilities arising  from such investment during a taxable year in  excess of the cash received during  such period.  Individual Holders of Residual Interest Securities may be limited in their ability to deduct servicing  fees and other expenses of the  REMIC.  In addition, Residual Interest Securities are subject to certain restrictions on
transfer.    Because  of  the  special tax  treatment  of  Residual  Interest
Securities, the taxable income arising in a given year on a Residual Security will not  be equal  to the  taxable income  associated with  investment in  a
corporate   bond  or   stripped   instrument   having   similar   cash   flow
characteristics and  pre-tax yield.   Therefore, the  after-tax yield  on the
Residual Interest Security may be significantly less than that of a corporate bond  or  stripped  instrument  having  similar  cash  flow  characteristics.
Additionally,  prospective purchasers of  a REMIC Residual  Interest Security should be aware that the IRS recently finalized regulations that provide that a REMIC Residual Interest  Security acquired after January 3, 1995  cannot be
marked-to-market.   Prospective  purchasers  of  a  REMIC  Residual  Interest
Security should consult their tax advisors regarding the possible application
of  such  regulations.    See "Certain  Federal  Income  Tax Considerations--
Taxation of Holders of Residual Interest Securities--Mark to Market Rules."

     Unsecured  Home Improvement and  Other Loans.   The  Trust Fund  for any
Series  may include  Home Improvement Contracts  that are  not secured  by an interest in real estate or otherwise.  The Trust Fund for any Series may also include  home equity contracts that were originated with Loan-to-Value Ratios or  Combined Loan-to-Value  Ratios  in excess  of the  value  of the  related
Mortgaged Property pledged  as security therefor.   Under such circumstances,
the Trust Fund for the related Series could be treated as a general unsecured
creditor as to  any unsecured portion  of any such Loan.   In the event  of a
default under a Loan that is unsecured in whole or in part, the related Trust
Fund will have recourse  only against the borrower's assets generally for the unsecured  portion  of the  Loan,  along  with  all other  general  unsecured creditors of the borrower.  In a bankruptcy or insolvency proceeding relating to  a borrower on  any such Loan,  the unsecured obligations  of the borrower with respect to such  Loan may be  discharged, even though  the value of  the borrower's assets  made available  to the  related Trust  Fund  as a  general unsecured creditor  is insufficient to pay  amounts due and owning  under the related Loan.

     Risk of Losses  Associated with Adjustable Rate Loans.   Adjustable rate
Loans may be underwritten on the basis  of an assessment that Mortgagors will have the ability to  make payments in higher  amounts after relatively  short periods of time.  In some instances, Mortgagors' income may not be sufficient to enable  them to  continue to  make their  loan payments  as such  payments increase and thus the likelihood of default will increase.

     Potential Liability For Environmental Conditions.  Real property pledged as  security to  a lender  may  be subject  to  certain environmental  risks.
Federal,  state  and local  laws  and  regulations  impose  a wide  range  of requirements  on  activities  that  may affect  the  environment,  health and
safety.    In  certain  circumstances,  these  laws  and  regulations  impose obligations on  owners or operators  of residential properties such  as those subject  to the Loans.  The failure  to comply with such laws and regulations may result in fines and penalties.

     In   particular,  under  various  federal,  state  and  local  laws  and regulations, an owner or operator of real estate may be liable  for the costs of  addressing hazardous  substances  on,  in or  beneath  such property  and related costs.  Such liability could exceed the value of the property and the
aggregate  assets  of the  owner  or  operator.    In addition,  persons  who
transport   or  dispose   of  hazardous   substances,  or  arrange   for  the
transportation,  disposal or treatment  of hazardous substances,  at off-site locations  may  also  be held  liable  if there  are  releases  or threatened releases of hazardous substances at such off-site locations.

     In  addition, under  the  laws  of some  states  and  under the  Federal
Comprehensive  Environmental   Response,  Compensation   and  Liability   Act
("CERCLA"), contamination of property may give rise to a lien on the property to assure the  payment of the costs  of clean-up.  In several  states, such a lien  has  priority  over  the  lien of  an  existing  mortgage  against such property.

     Under the laws  of some states, and  under CERCLA and the  Federal Solid
Waste Disposal Act, there is a possibility that a lender may be held liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances at a property, or releases of petroleum from an underground storage tank, under certain circumstances. See "Certain Legal
Aspects of the Loans--Environmental Risks."

     Consumer  Protection  Laws May  Affect  Loans.   Applicable  state  laws
generally  regulate  interest rates  and  other charges  and  require certain
disclosures.   In  addition,  other  state laws,  public  policy and  general principles  of equity  relating to  the protection  of consumers,  unfair and
deceptive   practices  and  debt  collection   practices  may  apply  to  the
origination,  servicing  and collection  of  the  Loans.   Depending  on  the
provisions of  the applicable  law and the  specific facts  and circumstances involved, violations  of these  laws, policies and  principles may  limit the ability  of the  Servicer  to collect  all or  part  of the  principal  of or interest  on the  Loans, may  entitle  the borrower  to a  refund  of amounts previously paid and,  in addition,  could subject  the owner of  the Loan  to damages and administrative enforcement.

     The Loans are also subject to federal laws, including:

          (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Loans;

          (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit
     Protection Act, in the extension of credit;

          (iii)     the  Fair Credit Reporting  Act, which regulates  the use
     and   reporting  of  information   related  to  the   borrower's  credit
     experience; and

          (iv) for loans that were originated or closed after November 7, 1989, the Home Equity Loan Consumer Protection Act of 1988, which requires additional application disclosures, limits changes that may be made to the loan documents without the borrower's consent and restricts a lender's ability to declare a default or to suspend or reduce a borrower's credit limit to certain enumerated events.

     The  Riegle  Act.   Certain  mortgage loans  are subject  to  the Riegle
Community  Development and  Regulatory Improvement Act  of 1994  (the "Riegle
Act"), which incorporates the Home Ownership and Equity Protection Act
of  1994.     These  provisions   impose  additional  disclosure   and  other
requirements on creditors with  respect to non-purchase money  mortgage loans with high interest rates or high  up-front fees and charges.  The  provisions of the Riegle Act apply on a mandatory basis to all mortgage loans originated on or after October 1, 1995.  These provisions can impose specified statutory liabilities upon creditors who  fail to comply with their  provisions and may affect the enforceability of the related loans.  In addition, any assignee of the creditor would generally  be subject to all claims and  defenses that the consumer  could assert against  the creditor, including,  without limitation, the right to rescind the mortgage loan.

     The Home Improvement  Contracts are also subject to  the Preservation of
Consumers'  Claims and Defenses  regulations of the  Federal Trade Commission and  other similar federal and  state statutes and regulations (collectively, the "Holder in Due Course Rules"), which protect the homeowner from defective
craftsmanship  or incomplete  work by a  contractor.   These laws  permit the
obligor  to  withhold payment  if  the work  does  not meet  the  quality and
durability  standards agreed  to by  the homeowner  and the contractor.   The
Holder in Due  Course Rules have the effect of subjecting any assignee of the seller  in  a consumer  credit  transaction to  all claims  and  defenses the obligor in the credit sale transaction could assert against the seller of the goods.

     Violations of  certain provisions  of these federal  laws may  limit the ability  of the  Servicer to  collect  all or  part  of the  principal of  or interest  on  the Loans  and in  addition,  could subject  the Trust  Fund to
damages and  administrative enforcement.   See "Certain Legal Aspects  of the
Loans."

     Contracts Will Not  Be Stamped.  In  order to give notice  of the right, title  and  interest  of  Holders  to the  Home  Improvement  Contracts,  the
Depositor  will cause  a  UCC-1 financing  statement  to be  executed by  the
Depositor or  the Seller  identifying the applicable  Trustee as  the secured party and identifying  all Home Improvement Contracts as  collateral.  Unless
otherwise   specified  in  the   related  Prospectus  Supplement,   the  Home
Improvement  Contracts will  not be  stamped or  otherwise marked  to reflect their assignment to the Trust Fund.  Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the  Home  Improvement  Contracts  without  notice  of  such assignment,  the interest of Holders in the Home Improvement Contracts could be defeated.  See
"Certain Legal Aspects of the Loans--The Home Improvement Contracts."

     Ratings Are Not Recommendations.  It will be a condition to the issuance of  a Series of  Securities that  they be  rated in one  of the  four highest rating categories by the Rating Agencies identified in the related Prospectus
Supplement.   Any such  rating would  be based  on, among  other things,  the adequacy of the value of the Primary  Assets and any Enhancement with respect
to  such Series.    Such rating  should  not be  deemed  a recommendation  to
purchase, hold or  sell Securities, inasmuch  as it does  not address  market price or suitability for  a particular investor.  There is  also no assurance that any  such rating will remain in  effect for any given period  of time or may not  be lowered or withdrawn entirely by the  Rating Agencies if in their
judgment  circumstances  in the  future  so warrant.   In  addition  to being
lowered or withdrawn due  to any erosion in the adequacy of  the value of the
Primary Assets, such  rating might also be lowered  or withdrawn, among other reasons, because of an adverse change in  the financial or other condition of an Enhancer or a change in the rating of such Enhancer's long term debt.


                        DESCRIPTION OF THE SECURITIES

GENERAL

     Each Series of Notes will be  issued pursuant to an indenture (each,  an
"Indenture")  between  the related  Trust Fund  and the  entity named  in the related  Prospectus  Supplement as  Indenture  Trustee with  respect  to such
Series.  A form of Indenture has been filed as an exhibit to the Registration
Statement of which this Prospectus forms a part.  The Certificates  will also be issued in  Series pursuant  to separate agreements  (each, a "Pooling  and
Servicing  Agreement"  or  a  "Trust  Agreement")  among  the Depositor,  the
Servicer, if the Series relates to Loans, and the Trustee.  A form of Pooling and  Servicing Agreement  has been filed  as an  exhibit to  the Registration
Statement  of which this Prospectus  forms a part.   A Series  may consist of
both Notes and Certificates.

     The Seller may agree to reimburse the Depositor for certain fees and expenses of the Depositor incurred in connection with the offering of the Securities.

     The  following summaries describe  certain provisions in  the Agreements
common  to each Series  of Securities.   The summaries  do not purport  to be
complete and are subject to, and are qualified in their entirety by reference to, the provisions  of the Agreements and the  Prospectus Supplement relating to each Series of  Securities.  Where particular provisions or  terms used in the Agreements  are referred to, the actual provisions (including definitions of terms) are incorporated herein by reference as part of such summaries.

     Each  Series of  Securities  will consist  of  one  or more  Classes  of
Securities,  one  or more  of  which  may  be Compound  Interest  Securities,
Variable  Interest  Securities,  PAC  Securities,  Zero   Coupon  Securities,
Principal  Only   Securities,  Interest  Only  Securities   or  Participating
Securities.  A  Series may also include  one or more Classes  of Subordinated
Securities.   The Securities  of each  Series will  be issued  only in  fully registered form,  without coupons, in  the authorized denominations  for each
Class specified in  the related Prospectus Supplement.   Upon satisfaction of
the  conditions, if any, applicable  to a Class of a  Series, as described in the  related Prospectus  Supplement, the  transfer of  the Securities  may be registered  and  the  Securities  may  be  exchanged at  the  office  of  the applicable Trustee specified in the Prospectus Supplement without the payment of any service  charge other than any  tax or governmental charge  payable in connection with such registration of  transfer or exchange.  If  specified in the related Prospectus  Supplement, one or  more Classes of  a Series may  be available in book-entry form only.

     Unless otherwise provided in the related Prospectus Supplement, payments of  principal of and interest on  a Series of Securities  will be made on the
Distribution  Dates specified in  the Prospectus Supplement  relating to such
Series by check mailed to Holders  of such Series, registered as such  at the close of business  on the  record date  specified in  the related  Prospectus
Supplement applicable to such Distribution Dates at their addresses appearing on  the  security register,  except that  (a)  payments may  be made  by wire transfer (at the expense of  the Holder requesting payment by  wire transfer)
in certain circumstances  described in the related  Prospectus Supplement and
(b) final payments of  principal in retirement of each Security  will be made only upon presentation  and surrender of such  Security at the office  of the
applicable Trustee  specified in  the Prospectus Supplement.   Notice  of the
final payment on a  Security will be  mailed to the  Holder of such  Security before  the Distribution  Date on  which the  final principal payment  on any
Security is expected to be made to the Holder of such Security.

     Payments of principal  of and interest on the Securities will be made by the applicable  Trustee, or  a paying  agent on  behalf of  such Trustee,  as specified in the related Prospectus Supplement.  Unless otherwise provided in the related Prospectus  Supplement, all payments with respect  to the Primary
Assets for  a  Series, together  with  reinvestment income  thereon,  amounts withdrawn from any Reserve Fund, and amounts available  pursuant to any other
Enhancement  will be  deposited directly  into  the Collection  Account.   If
provided  in the related Prospectus  Supplement, such deposits  may be net of certain  amounts  payable  to  the  related Servicer  and  any  other  person specified in  such Prospectus  Supplement.  Such  amounts thereafter  will be deposited  into the  Distribution Account(s)  and will  be available  to make payments on the Securities of such Series on the next Distribution Date.  See
"The Trust Funds--Collection and Distribution Accounts."

VALUATION OF THE PRIMARY ASSETS

     If specified in the related Prospectus Supplement for a Series of Notes, each Primary Asset included in the related Trust Fund for a Series will be assigned an initial "Asset Value." Unless otherwise specified in the related
Prospectus Supplement, at any time the Asset Value of the Primary Assets will be equal to the product of the Asset Value Percentage as set forth in the Indenture and the lesser of (a) the stream of remaining regularly scheduled payments on the Primary Assets, net, unless otherwise provided in the related
Prospectus Supplement, of certain amounts payable as expenses, together with income earned on each such scheduled payment received through the day preceding the next Distribution Date at the Assumed Reinvestment Rate, if any, discounted to present value at the highest interest rate on the Notes of such Series over periods equal to the interval between payments on the Notes, and (b) the then-outstanding Principal Balance of the Primary Assets. Unless otherwise specified in the related Prospectus Supplement, the initial Asset
Value of the Primary Assets will be at least equal to the principal amount of the Notes of the related Series at the date of issuance thereof.

     The "Assumed Reinvestment Rate," if any, for a Series will be the highest rate permitted by the Rating Agencies or a rate insured by means of a surety bond, guaranteed investment contract, Deposit Agreement or other arrangement satisfactory to the Rating Agencies. If the Assumed Reinvestment
Rate is so insured, the related Prospectus Supplement will set forth the terms of such arrangement.

PAYMENTS OF INTEREST

     The Securities of each Class by their terms entitled to receive interest will bear  interest (calculated,  unless otherwise specified  in the  related
Prospectus  Supplement, on  the  basis of  a  360-day year  of twelve  30-day months) from the date and  at the per annum rate specified,  or calculated in the method described, in the related Prospectus Supplement.  Interest on such
Securities of a Series will be payable  on the Distribution Date specified in the related Prospectus Supplement.  The  rate of interest on Securities of  a
Series may be  variable or may change  with changes in the  annual percentage rates of the Loans or Underlying Loans relating to the Private Securities, as applicable, included  in the related  Trust Fund and/or as  prepayments occur
with respect  to such  Loans or Underlying  Loans, as applicable.   Principal
Only Securities may not be entitled  to receive any interest distributions or may be entitled to receive only nominal interest distributions.  Any interest on Zero  Coupon Securities that is not paid  on the related Distribution Date will accrue and be added to the principal thereof on such Distribution Date.

     Interest payable on  the Securities on a Distribution  Date will include all interest  accrued during the  period specified in the  related Prospectus
Supplement.    In  the  event  interest accrues  during  the  calendar  month preceding a Distribution Date, the effective yield to Holders will be reduced from the yield that would otherwise be  obtainable if interest payable on the
Securities  were  to  accrue  through  the  day  immediately  preceding  such
Distribution Date.

PAYMENTS OF PRINCIPAL

     On each  Distribution Date for a Series, principal payments will be made to the  Holders of the Securities of  such Series on which  principal is then
payable, to the extent set forth in the related Prospectus Supplement.   Such
payments will be made  in an aggregate amount determined as  specified in the related  Prospectus Supplement  and will  be allocated  among the  respective
Classes of  a Series in the manner,  at the times and in  the priority (which may, in certain  cases, include allocation  by random lot)  set forth in  the related Prospectus Supplement.

FINAL SCHEDULED DISTRIBUTION DATE

     The Final  Scheduled Distribution Date with  respect to each  Class of a
Series of Notes is the date no later than which the principal thereof will be fully paid and with respect to each Class of a Series of Certificates will be the  date on which  the entire aggregate  principal balance of  such Class is expected to be reduced  to zero, in each case calculated on  the basis of the assumptions applicable  to such  Series described  in the  related Prospectus
Supplement.  The Final Scheduled Distribution Date for each Class of a Series will be  specified in the related  Prospectus Supplement.  Since  payments on the Primary  Assets will be  used to make  distributions in reduction  of the outstanding principal amount of the Securities, it is likely  that the actual final Distribution Date of  any such Class will occur earlier,  and may occur
substantially   earlier,  than   its  Final   Scheduled  Distribution   Date.
Furthermore, with  respect  to a  Series  of Certificates,  unless  otherwise specified in the related Prospectus Supplement, as a result of delinquencies, defaults and liquidations of the Primary Assets in the Trust Fund, the actual final Distribution Date  of any Certificate  may occur later  than its  Final
Scheduled Distribution Date.   No  assurance can  be given as  to the  actual
prepayment experience with respect to a  Series.  See "Weighted Average  Life of the Securities" below.

SPECIAL REDEMPTION

     If  so specified  in the Prospectus  Supplement relating to  a Series of
Securities having other than monthly  Distribution Dates, one or more Classes of Securities of such Series may be subject to special redemption, in whole or in part,  on the day specified  in the related Prospectus  Supplement (the
"Special Redemption  Date") if, as a consequence  of prepayments on the Loans or  Underlying Loans,  as applicable,  relating  to such  Securities, or  low yields then available  for reinvestment, the entity specified  in the related
Prospectus  Supplement  determines,  based on  assumptions  specified  in the applicable Agreement, that  the amount available for the  payment of interest that will have  accrued on such Securities (the  "Available Interest Amount")
through  the  designated  interest  accrual date  specified  in  the  related
Prospectus Supplement  is less  than the  amount of interest  that will  have
accrued  on such  Securities to  such date.   In  such event  and  as further
described in the related  Prospectus Supplement, the applicable Trustee  will redeem  a principal amount  of outstanding Securities of  such Series as will cause the Available Interest Amount to equal the amount of interest that will have accrued through such designated interest accrual date for such Series of
Securities outstanding immediately after such redemption.

OPTIONAL REDEMPTION, PURCHASE OR TERMINATION

     The Depositor or the Servicer may, at its option, redeem, in whole or in part,  one  or more  Classes  of Notes  or purchase  one  or more  Classes of
Certificates of any Series, on any Distribution Date under the circumstances, if  any, specified  in the  Prospectus  Supplement relating  to such  Series.
Alternatively, if  so specified  in the related  Prospectus Supplement  for a
Series  of  Certificates, the  Depositor,  the  Servicer,  or another  entity designated  in the related Prospectus Supplement may, at its option, cause an early termination of a Trust Fund  by repurchasing all of the Primary  Assets from such  Trust Fund on or after a date  specified in the related Prospectus
Supplement, or on or  after such time as the aggregate  outstanding principal amount of  the Certificates or  Primary Assets, as  specified in  the related
Prospectus Supplement,  is equal  to or less  than the  amount or  percentage specified in the  related Prospectus Supplement.  Notice  of such redemption, purchase or termination must be given  by the Depositor or the Trustee  prior to the related  date.  The redemption,  purchase or repurchase price  will be
set forth in the related Prospectus Supplement.   If specified in the related
Prospectus Supplement, in  the event that a REMIC election has been made, the
Trustee shall  receive a  satisfactory opinion of  counsel that  the optional redemption, purchase or termination will be  conducted so as to constitute  a
"qualified liquidation" under Section 860F of the Code.

     In addition, the  Prospectus Supplement may provide  other circumstances
under  which  Holders  of  Securities  of  a  Series  could  be  fully   paid
significantly  earlier  than would  otherwise  be  the  case if  payments  or distributions  were solely  based  on  the activity  of  the related  Primary
Assets.

WEIGHTED AVERAGE LIFE OF THE SECURITIES

     Weighted average  life refers  to the average  amount of time  that will elapse from the date of issue of a security until each dollar of principal of such security will  be repaid to the investor.  Unless otherwise specified in
the  related  Prospectus  Supplement,  the   weighted  average  life  of  the
Securities of  a Class will  be influenced  by the rate  at which  the amount financed  under  the  Loans  or  Underlying Loans  relating  to  the  Private
Securities, as  applicable, included in the Trust Fund  for a Series is paid, which may be in the form of scheduled amortization or prepayments.

     Prepayments on loans and other receivables can be measured relative to a
prepayment  standard or  model.   The Prospectus Supplement  for a  Series of
Securities will describe the prepayment standard  or model, if any, used  and may contain tables setting forth the  projected weighted average life of each
Class  of  Securities of  such  Series  and the  percentage  of  the original principal amount  of each Class  of Securities of  such Series that  would be outstanding  on specified  Distribution Dates  for such  Series based  on the assumptions  stated in such Prospectus Supplement, including assumptions that prepayments  on  the  Loans  or  Underlying Loans  relating  to  the  Private
Securities, as  applicable, included in  the related  Trust Fund are  made at rates corresponding  to various  percentages  of the  prepayment standard  or model specified in such Prospectus Supplement.

     There  is,  however,  no  assurance  that prepayment  of  the  Loans  or
Underlying Loans relating to the Private Securities, as  applicable, included in the  related  Trust Fund  will  conform to  any  level of  any  prepayment standard  or model specified in the  related Prospectus Supplement.  The rate of principal prepayments on pools of loans may  be influenced by a variety of factors,  including  job  related  factors  such  as  transfers,  layoffs  or promotions and  personal factors  such  as divorce,  disability or  prolonged
illness.    Economic  conditions, either  generally  or  within  a particular
geographic  area  or  industry,  also    may  affect the  rate  of  principal
prepayments.   Demographic  and  social  factors may  influence  the rate  of
principal  prepayments  in   that  some  borrowers  have   greater  financial
flexibility to move  or refinance than do other borrowers.  The deductibility of mortgage  interest payments,  servicing decisions  and other factors  also
affect the  rate of  principal prepayments.   As a  result, there  can be  no
assurance as to the  rate or timing of principal prepayments  of the Loans or
Underlying Loans  either from time to time or over the lives of such Loans or
Underlying Loans.

     The  rate  of  prepayments  of  conventional  housing  loans  and  other
receivables has  fluctuated  significantly  in  recent years.    In  general,
however, if prevailing  interest rates fall significantly below  the interest rates on the Loans or Underlying Loans relating to the Private Securities, as applicable, for  a Series, such  loans are likely  to prepay at  rates higher than if prevailing interest rates remain at or above the interest rates borne
by  such loans.    In this  regard,  it should  be  noted that  the Loans  or
Underlying Loans,  as applicable,  for a Series  may have  different interest
rates.   In addition,  the weighted  average life  of the  Securities may  be affected by  the varying maturities of the Loans or Underlying Loans relating
to the Private Securities, as applicable.   If any Loans or Underlying  Loans
relating to the  Private Securities, as applicable, for a  Series have actual terms-to-stated maturity of less than  those assumed in calculating the Final
Scheduled Distribution Date of the related Securities, one or more Classes of the  Series may  be  fully paid  prior  to their  respective  Final Scheduled
Distribution  Date, even  in the  absence of  prepayments and  a reinvestment return higher than the Assumed Reinvestment Rate.

                               THE TRUST FUNDS

GENERAL

     The Notes of each Series will be  secured by the pledge of the assets of the  related Trust Fund,  and the Certificates of  each Series will represent
interests in the assets of  the related Trust Fund.   The Trust Fund of  each
Series  will include  assets purchased  from the Seller  composed of  (i) the
Primary Assets, (ii)  amounts available from the reinvestment  of payments on such Primary  Assets at the Assumed  Reinvestment Rate, if any,  specified in the  related Prospectus Supplement,  (iii) any Enhancement, (iv) any Property
that secured a Loan  but which is acquired by foreclosure or  deed in lieu of foreclosure or repossession and  (v) the amount, if any,  initially deposited into  the Collection  Account  or  Distribution Account(s)  for  a Series  as
specified in the related Prospectus Supplement.

     The Securities  will be  non-recourse obligations  of the  related Trust
Fund.   The assets  of the  Trust Fund  specified in  the related  Prospectus
Supplement  for a  Series of  Securities, unless  otherwise specified  in the related Prospectus Supplement, will serve  as collateral only for that Series
of Securities.   Holders of a Series  of Notes may only proceed  against such collateral  securing  such Series  of Notes  in  the case  of a  default with respect to such Series of Notes and may not proceed against any assets of the
Depositor or the related Trust Fund not pledged to secure such Notes.

     The Primary Assets for a Series will be sold by the Seller to the Depositor or purchased by the Depositor in the open market or in privately negotiated transactions, which may include transactions with affiliates and will be transferred by the Depositor to the Trust Fund. Loans relating to a Series will be serviced by the Servicer, which may be the Seller, specified in the related Prospectus Supplement, pursuant to a Pooling and Servicing
Agreement, with respect to a Series  of Certificates or a servicing agreement
(each, a "Servicing Agreement") between the Trust Fund and Servicer, with respect to a Series of Notes.

     If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Depositor and the Trustee of such Trust Fund specified in the related Prospectus Supplement.

     With respect to  each Trust Fund, prior  to the initial offering  of the related  Series  of  Securities,  the  Trust Fund  will  have  no  assets  or
liabilities.   No Trust Fund  is expected to  engage in any  activities other than acquiring,  managing and  holding the related  Primary Assets  and other assets contemplated herein  and in the related Prospectus  Supplement and the proceeds  thereof, issuing Securities  and making payments  and distributions thereon and certain  related activities.  No  Trust Fund is expected  to have any source of capital other than its assets and any related Enhancement.

     Primary Assets included in the Trust Fund for a Series may consist of any combination of Loans and Private Securities, to the extent and as specified in the related Prospectus Supplement.

THE LOANS

     Mortgage Loans.   The Primary Assets for a  Series may consist, in whole
or in part, of closed-end  home equity loans (the "Closed-End  Loans") and/or revolving  home equity  loans  or certain  balances  therein (the  "Revolving
Credit Line  Loans" and,  together with the  Closed-End Loans,  the "Mortgage
Loans") secured by  mortgages primarily on Single Family  Properties that may
be subordinated  to other  mortgages  on the  same Mortgaged  Property.   The


Mortgage Loans may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

     The  full  principal  amount  of   a  Closed-End  Loan  is  advanced  at
origination of the loan and generally is repayable in equal (or substantially equal) installments  of an amount sufficient  to fully amortize  such loan at its stated  maturity.  Unless  otherwise described in the  related Prospectus
Supplement, the  original terms to  stated maturity of Closed-End  Loans will not exceed 360 months.  Principal amounts on a Revolving Credit Line Loan may be drawn down (up to a maximum amount as set forth in the related  Prospectus
Supplement)  or repaid  under each  Revolving Credit Line  Loan from  time to time, but may be subject to a minimum periodic payment.  Except to the extent provided  in the  related  Prospectus  Supplement, the  Trust  Fund will  not include any amounts  borrowed under a  Revolving Credit  Line Loan after  the
Cut-off Date.  As more fully described in the  related Prospectus Supplement, interest on each  Revolving Credit  Line Loan,  excluding introductory  rates offered from time to time during promotional periods, is computed and payable monthly on  the average daily Principal Balance of  such Loan.  Under certain circumstances,  under either  a Revolving  Credit Line  Loan or  a Closed-End
Loan, a borrower  may choose an interest only payment option and is obligated to  pay only  the amount  of interest  that  accrues on  the loan  during the
billing  cycle.   An  interest only  payment  option may  be available  for a specified period before the borrower must  begin paying at least the  minimum monthly payment of a specified  percentage of the average outstanding balance of the loan.

     The rate of prepayment on the Mortgage Loans cannot be predicted.   Home
equity loans  have been originated in significant volume only during the past few years and the Depositor is not aware of any publicly available studies or statistics on  the rate of prepayment of such  loans.  Generally, home equity loans are not viewed by  borrowers as permanent financing.  Accordingly,  the
Mortgage Loans  may experience a  higher rate of prepayment  than traditional first mortgage loans.  On the  other hand, because home equity loans  such as the  Revolving Credit  Line Loans  generally  are not  fully amortizing,  the absence  of voluntary  borrower  prepayments could  cause rates  of principal payments lower  than, or  similar to, those  of traditional  fully-amortizing first mortgages.  The prepayment experience of  the related Trust Fund may be affected by a wide variety of factors, including general economic conditions, prevailing  interest rate levels,  the availability of  alternative financing and homeowner mobility  and the frequency and  amount of any future  draws on
any Revolving  Credit Line Loans.   Other factors  that might be  expected to
affect the  prepayment rate of a  pool of home equity mortgage  loans or home improvement  contracts include  the amounts  of, and  interest rates  on, the underlying first  mortgage loans,  and the  use  of first  mortgage loans  as long-term financing  for  home purchase  and  subordinate mortgage  loans  as shorter-term financing for a variety of purposes, including home improvement, education expenses  and purchases of  consumer durables such  as automobiles.
Accordingly, the  Mortgage Loans may  experience a higher rate  of prepayment
than  traditional  fixed-rate  mortgage  loans.    In  addition,  any  future
limitations  on the  right of borrowers  to deduct interest  payments on home equity loans for federal income tax purposes may further increase the rate of
prepayments  of the  Loans.   Moreover,  the enforcement  of a  "due-on-sale"
provision (as described below) will have  the same effect as a prepayment  of
the  related Loan.   See  "Certain  Legal Aspects  of the  Loans--Due-on-Sale
Clauses in Mortgage Loans."

     Collections on Revolving Credit Line Loans may vary because, among other things,  borrowers  may (i)  make payments  during  any month  as low  as the minimum monthly  payment for such  month or, during the  interest-only period for certain Revolving  Credit Line Loans and, in  more limited circumstances,
Closed-End Loans  with respect to  which an interest-only payment  option has been  selected, the interest and the fees and  charges for such month or (ii)
make payments as  high as the entire Principal Balance  plus accrued interest
and the fees and charges thereon.   It is possible that borrowers may fail to
make  the  required periodic  payments.    In  addition, collections  on  the
Mortgage Loans may vary due to seasonal purchasing and the payment  habits of borrowers.

     The Mortgaged Properties will include Single Family Property (i.e., one-
to   four-family  residential   housing,  including  Condominium   Units  and
Cooperative Dwellings)  and mixed-use  property.   Mixed-use properties  will
consist of  structures of  no more than  three stories  that include  one- to four-residential dwelling units  and space used  for retail, professional  or other  commercial uses.  Such  uses, which will not involve  more than 50% of the space in the structure, may include doctor, dentist or law  offices, real estate agencies, boutiques,  newsstands, convenience stores or  other similar types of uses intended to cater  to individual customers as specified in  the
related Prospectus Supplement.   The properties may be located in suburban or
metropolitan districts.   Any such non-residential use will  be in compliance
with local zoning laws and regulations.  The Mortgaged Properties may consist
of  detached  individual   dwellings,  individual  condominiums,  townhouses,
duplexes,  row houses,  individual units  in   planned unit  developments and
other attached dwelling units.   Each Single Family Property will  be located
on land owned in fee simple by the borrower or on land leased by the borrower for a  term at  least ten  years (unless  otherwise provided  in the  related
Prospectus Supplement) greater than the  term of the related Loan.   Attached
dwellings may include owner-occupied structures where each  borrower owns the land upon which the unit is built,  with the remaining adjacent land owned in common  or  dwelling  units  subject  to a  proprietary  lease  or  occupancy agreement in a cooperatively owned apartment building.

     Unless  otherwise  specified  in  the   related  Prospectus  Supplement,
Mortgages on Cooperative Dwellings consist of a lien on the shares  issued by such Cooperative Dwelling  and the proprietary  lease or occupancy  agreement relating to such Cooperative Dwelling.

     The aggregate Principal Balance of Loans secured by Properties that are owner-occupied will be disclosed in the related Prospectus Supplement.
Unless otherwise specified in the Prospectus Supplement, the sole basis for a representation that a given percentage of the Loans are secured by Single
Family Property that is owner-occupied will be either (i) the making of a representation by the Mortgagor at origination of the Mortgage Loan either that the underlying Mortgaged Property will be used by the Mortgagor for a period of at least six months every year or that the Mortgagor intends to use the Mortgaged Property as a primary residence, or (ii) a finding that the address of the underlying Mortgaged Property is the Mortgagor's mailing address as reflected in the Servicer's records. To the extent specified in the related Prospectus Supplement, the Mortgaged Properties may include non-owner occupied investment properties and vacation and second homes.

     Unless otherwise specified in the related Prospectus Supplement, the initial Combined Loan-to-Value Ratio of a Loan is computed in the manner described in the related Prospectus Supplement, taking into account the amounts of any related senior mortgage loans.

     Home  Improvement  Contracts.   The  Primary  Assets  for a  Series  may
consist, in whole or in part, of home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts") originated
by  a home  improvement contractor in  the ordinary  course of business.   As
specified   in  the  related  Prospectus  Supplement,  the  Home  Improvement
Contracts will either be  unsecured or secured by the  Mortgages primarily on
Single Family Properties, which are generally subordinated to other mortgages on the same Mortgaged Property or by purchase money security interests in the
Home  Improvements financed  thereby.    Unless  otherwise specified  in  the
applicable  Prospectus Supplement,  the Home  Improvement  Contracts will  be fully amortizing  and may  have fixed interest  rates or  adjustable interest rates and  may provide for  other payment characteristics as  described below and in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, the home improvements (the "Home Improvements") securing the Home Improvement
Contracts include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. The initial Loan-to-Value Ratio of a Home
Improvement Contract will be computed in the  manner described in the related
Prospectus Supplement.

     Additional Information.   The  selection criteria  that will  apply with
respect  to  the   Loans,  including,  but  not  limited   to,  the  Combined
Loan-to-Value Ratios or  Loan-to-Value Ratios, as applicable,  original terms to maturity  and delinquency  information, will be  specified in  the related
Prospectus Supplement.

     The Loans  for a  Series may include  Loans that  do not  amortize their entire Principal  Balance by their  stated maturity in accordance  with their terms and require  a balloon payment  of the  remaining Principal Balance  at
maturity,  as specified  in the  related Prospectus  Supplement.   As further
described in the related  Prospectus Supplement, the  Loans for a Series  may include Loans that do not have a specified stated maturity.

     The Loans  will be  conventional contracts or  contracts insured  by the
Federal Housing  Administration (the  "FHA") or  partially guaranteed  by the
Veterans  Administration  (the  "VA").    Loans  designated  in  the  related
Prospectus Supplement  as insured by  the FHA will be  insured by the  FHA as
authorized under  the United States  Housing Act of  1937, as amended.   Such
Loans will be  insured under various FHA programs.   These programs generally
limit the principal amount and interest rates  of the mortgage loans insured.
Loans insured  by  the  FHA  generally require  a  minimum  down  payment  of
approximately  5%  of  the  original  principal  amount  of  the  loan.    No
FHA-insured Loans relating to a Series may  have an interest rate or original principal  amount  exceeding  the  applicable  FHA  limits  at  the  time  or origination of such loan.

     The insurance premiums  for Loans insured  by the FHA  are collected  by lenders approved by  the Department of Housing and  Urban Development ("HUD")
and  are  paid to  the  FHA.   The  regulations  governing FHA  single-family
mortgage  insurance  programs  provide that  insurance  benefits  are payable either upon foreclosure  (or other acquisition of possession)  and conveyance of the mortgaged  premises to HUD or upon assignment of the defaulted Loan to
HUD.  With respect to a  defaulted FHA-insured Loan, the Servicer is  limited in its ability to initiate  foreclosure proceedings.  When it  is determined, either  by the  Servicer or  HUD, that  default was  caused  by circumstances beyond the mortgagor's control, the Servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available
forms of forbearance  plans with the mortgagor.   Such plans may  involve the
reduction or suspension of regular  mortgage payments for a specified period, with such  payments  to be  made  upon or  before the  maturity  date of  the mortgage, or the recasting of payments due under the mortgage up to or beyond
the maturity date.   In addition, when a default caused by such circumstances
is accompanied  by certain other  criteria, HUD may provide  relief by making payments to the Servicer in partial or full satisfaction of amounts due under the Loan  (which payments are  to be  repaid by the  mortgagor to HUD)  or by accepting assignment of the loan from the Servicer.  With certain exceptions, at least three  full monthly installments  must be due  and unpaid under  the
Loan and  HUD must have  rejected any request  for relief from  the mortgagor before the Servicer may initiate foreclosure proceedings.

     HUD has the option, in most cases, to pay insurance claims in cash or in
debentures issued  by HUD.   Currently, claims  are being  paid in  cash, and
claims have not been paid in debentures since 1965.  HUD debentures issued in satisfaction  of FHA  insurance claims  bear interest  at the  applicable HUD
debenture  interest rate.   The  Servicer  of each  FHA-insured Loan  will be
obligated to  purchase any such debenture issued in satisfaction of such Loan upon  default  for  an amount  equal  to  the principal  amount  of  any such debenture.

     The amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted Loan adjusted to reimburse the Servicer for certain costs and expenses and to deduct certain amounts received or retained by the Servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the Servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for interest accrued and unpaid prior to such date but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the Loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA-insured Loan, bears interest from a date 30 days after the mortgagor's first uncorrected failure to perform any obligation to make any payment due under the Loan and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

     Loans designated in the related Prospectus Supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's
Readjustment Act of 1944, as  amended (the "VA Guaranty").  The  Serviceman's
Readjustment Act of 1944, as amended, permits a veteran (or in certain instances, the spouse of a veteran) to obtain a mortgage loan guaranty by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guarantee of mortgage loans of up to 30 years' duration.

     The maximum guaranty that may be issued by the VA under a VA guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code Section 1803(a), as amended. The liability on the guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. The VA may, at its option and without regard to the guaranty, make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage upon its assignment to the VA.

     With respect to a defaulted VA guaranteed Loan, the Servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guaranty is submitted after liquidation of the Mortgaged Property.

     The amount payable under the guaranty will be the percentage of the VA-insured Loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations.
Payments under the guaranty will be equal to the unpaid principal amount of the loan, interest accrued on the unpaid balance of the loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that such amounts have not been recovered through liquidation of the Mortgaged Property. The amount payable under the guaranty may in no event exceed the amount of the original guaranty.

     The  related  Prospectus   Supplement  for  each  Series   will  provide
information with  respect to  the Loans  that are  Primary Assets  as of  the
Cut-off  Date, including, among other things, and to the extent relevant: (a)
the  aggregate unpaid  Principal Balance  of  the Loans;  (b)  the range  and weighted average Loan Rate on the Loans, and, in the case of  adjustable rate
Loans, the  range and  weighted average  of the  current Loan  Rates and  the
Lifetime Rate Caps,  if any; (c) the  range and average Principal  Balance of the Loans;  (d) the  weighted average  original and  remaining term-to-stated
maturity of the Loans and the range of original and remaining terms-to-stated
maturity,  if applicable;  (e) the  range  and weighted  average of  Combined
Loan-to-Value  Ratios or Loan-to-Value  Ratios for the  Loans, as applicable;
(f) the percentage  (by Principal Balance  as of the  Cut-off Date) of  Loans
that accrue  interest at adjustable or fixed  interest rates; (g) any special hazard Insurance Policy  or bankruptcy bond or other  enhancement relating to the Loans; (h) the  percentage (by Principal Balance as of  the Cut-off Date)
of Loans  that are secured  by Mortgaged  Properties or Home  Improvements or that  are  unsecured;  (i)  the  geographic  distribution  of  any  Mortgaged
Properties  securing the  Loans; (j)  the percentage  of Loans  (by Principal
Balance as of the Cut-off Date) that are secured by Single Family Properties, shares  relating to  Cooperative  Dwellings,  Condominium  Units,  investment property and vacation  or second homes; (k)  the lien priority of  the Loans;
(l) the delinquency  status and year of origination of the Loans; (m) whether such Loans are Closed-End Loans  and/or Revolving Credit Line Loans; and  (n)
in the case of  Revolving Credit Line Loans, the general  payments and credit line terms of such Loans and  other pertinent features thereof.  The  related
Prospectus Supplement will also specify any other limitations on the types or characteristics of Loans for a Series.

     If information of the nature described above respecting the Loans is not known to the Depositor at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and additional information will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days after the initial issuance of such Securities.

PRIVATE SECURITIES

     General.  Primary Assets for a Series may  consist, in whole or in part, of  Private  Securities that  include pass-through  certificates representing beneficial interests in loans of the type that would otherwise be eligible to be  Loans (the "Underlying Loans")  or (b) collateralized obligations secured
by  Underlying Loans.    Such  pass-through  certificates  or  collateralized
obligations  will have  previously been  (a) offered  and distributed  to the public pursuant to an effective registration statement or  (b) purchased in a transaction not  involving any public  offering from a  person who is  not an affiliate of  the  issuer of  such securities  at the  time of  sale (nor  an affiliate thereof at  any time during the three preceding months); provided a period of three years elapsed since the later of the date the securities were
acquired  from the  issuer  or  an affiliate  thereof.   Although  individual
Underlying Loans may  be insured  or guaranteed  by the United  States or  an agency or instrumentality  thereof, they need not be,  and Private Securities themselves will not be so insured or guaranteed.

     Private  Securities will  have been  issued  pursuant to  a pooling  and
servicing  agreement,  a   trust  agreement  or  similar   agreement  (a  "PS
Agreement").  The  seller/servicer of the Underlying Loans  will have entered into the  PS Agreement  with the  trustee under  such PS  Agreement (the  "PS
Trustee").   The PS Trustee or  its agent, or  a custodian, will  possess the
Underlying Loans.  Underlying  Loans will be serviced by a  servicer (the "PS
Servicer") directly or by one or more sub-servicers who may be subject to the supervision of the PS Servicer.

     The  sponsor of  the Private  Securities (the  "PS  Sponsor") will  be a financial institution  or other entity  engaged generally in the  business of lending; a  public agency  or instrumentality  of a  state, local  or federal government; or  a limited purpose  corporation organized for the  purpose of, among other  things, establishing trusts  and acquiring and selling  loans to
such  trusts,  and  selling beneficial  interests  in  such  trusts.   If  so
specified in the Prospectus Supplement, the PS Sponsor may be an affiliate of
the Depositor.   The obligations of the PS  Sponsor will generally be limited to certain representations and warranties with respect to the assets conveyed
by it  to  the related  trust.   Unless otherwise  specified  in the  related
Prospectus  Supplement, the PS  Sponsor will not  have guaranteed any  of the assets conveyed to the related trust or  any of the Private Securities issued under  the PS Agreement.  Additionally, although  the Underlying Loans may be guaranteed by an agency or instrumentality  of the United States, the Private
Securities themselves will not be so guaranteed.

     Distributions  of principal  and interest  will be  made on  the Private
Securities on the  dates specified in the related Prospectus Supplement.  The
Private  Securities  may be  entitled  to  receive  nominal or  no  principal
distributions  or  nominal  or  no  interest  distributions.   Principal  and
interest  distributions will  be  made on  the Private  Securities by  the PS
Trustee or the PS Servicer.   The PS Sponsor or the PS Servicer  may have the
right to repurchase the Underlying Loans after a certain date or  under other circumstances specified in the related Prospectus Supplement.

     The Underlying Loans may be  fixed rate, level payment, fully amortizing loans or adjustable  rate loans or  loans having balloon  or other  irregular
payment  features.   Such Underlying  Loans will be  secured by  mortgages on
Mortgaged Properties.

     Credit Support  Relating to Private  Securities.  Credit support  in the form of Reserve Funds, subordination of other private securities issued under the PS Agreement, guarantees, cash collateral  accounts, Security Policies or other types of  credit support may be provided with respect to the Underlying
Loans  or  with respect  to the  Private  Securities themselves.    The type,
characteristics and  amount of credit support  will be a function  of certain characteristics of the Underlying Loans and other factors  and will have been established for the  Private Securities on  the basis of requirements  of the nationally  recognized statistical rating organization that rated the Private
Securities.

     Additional  Information.   The  Prospectus Supplement  for a  Series for
which the  Primary  Assets  include  Private Securities  will  specify  (such disclosure  may  be on  an  approximate  basis and  will  be as  of  the date specified in the  related Prospectus Supplement), to the  extent relevant and to  the extent such information is reasonably  available to the Depositor and the  Depositor reasonably believes  such information to  be reliable: (i) the aggregate approximate principal amount and  type of the Private Securities to be included in  the Trust Fund for such  Series; (ii) certain characteristics
of  the  Underlying  Loans,  including   (a) the  payment  features  of  such
Underlying Loans (i.e.,  whether they are  Closed-End Loans and/or  Revolving
Credit Line Loans, whether they are fixed rate or adjustable rate and whether they provide  for fixed  level payments or  other payment  features), (b) the approximate  aggregate Principal Balance, if  known, of such Underlying Loans insured  or guaranteed  by a  governmental entity,  (c) the servicing  fee or range of servicing fees with respect to the Underlying Loans, (d) the minimum and maximum  stated maturities of  such Underlying Loans at  origination, (e)
the lien priority of such Underlying Loans and (f) the delinquency status and year  of origination  of such  Underlying Loans;  (iii) the  maximum original term-to-stated maturity of the Private Securities;  (iv) the weighted average term-to-stated  maturity of the  Private Securities; (v) the  pass-through or certificate rate or  ranges thereof for the  Private Securities; (vi)  the PS
Sponsor, the PS Servicer (if  other than the PS  Sponsor) and the PS  Trustee for such Private Securities; (vii)  certain characteristics of credit support if any,  such as Reserve  Funds, Security Policies or  guarantees relating to such Loans  underlying the Private  Securities or to such  Private Securities themselves; (viii) the terms on  which Underlying Loans may, or  are required to, be purchased prior to their stated maturity or the stated maturity of the
Private  Securities; and  (ix) the  terms on  which Underlying  Loans may  be substituted for those originally underlying the Private Securities.

     If information of  the nature described  above representing the  Private
Securities is not known to the Depositor at the time the Securities are initially offered, approximate or more general information of the nature described above will be provided in the Prospectus Supplement and the additional information, if available, will be set forth in a Current Report on Form 8-K to be available to investors on the date of issuance of the related Series and to be filed with the Commission within 15 days of the initial issuance of such Securities.

COLLECTION AND DISTRIBUTION ACCOUNTS

     A  separate Collection Account will be established by the Trustee or the
Servicer, in  the name  of the  Trustee, for  each Series  of Securities  for receipt of the  amount of cash, if  any, specified in the  related Prospectus
Supplement to  be initially deposited  therein by the Depositor,  all amounts received  on or  with  respect to  the Primary  Assets and,  unless otherwise specified  in the  related  Prospectus  Supplement,  income  earned  thereon.
Certain amounts  on deposit  in such Collection  Account and  certain amounts available pursuant to any Enhancement,  as provided in the related Prospectus
Supplement, will be deposited into the applicable Distribution Account, which will also be  established by the applicable  Trustee for each such  Series of
Securities, for  distribution  to  the related  Holders.    Unless  otherwise
specified in the  related Prospectus Supplement, the  applicable Trustee will invest the funds in the Collection Account and the Distribution Account(s) in
Eligible  Investments maturing,  with certain exceptions,  not later,  in the case of funds in the Collection Account, than the day preceding the date such funds  are due to be deposited  into the Distribution Account(s) or otherwise distributed and, in the  case of funds  in the Distribution Account(s),  than the day  preceding the  next  Distribution Date  for  the related  Series  of
Securities.     Eligible   Investments  include,  among   other  investments,
obligations of the United States and certain agencies thereof, federal funds, certificates  of deposit,  commercial  paper, demand  and  time deposits  and
banker's   acceptances,  certain  repurchase   agreements  of  United  States
government  securities and certain  guaranteed investment contracts,  in each case acceptable to the Rating Agencies.

     Notwithstanding any of the foregoing, amounts may be deposited and withdrawn pursuant to any Deposit Agreement or Minimum Principal Payment
Agreement as specified in the related Prospectus Supplement.

     If specified  in the  related Prospectus Supplement,  a Trust  Fund will include one or more segregated trust accounts (each, a "Pre-Funding Account")
established and maintained  with the Trustee for  the related Series.   If so
specified, on the Closing  Date for such Series, a portion of the proceeds of the sale  of the  Securities of  such  Series (such  amount, the  "Pre-Funded
Amount") will be  deposited into the Pre-Funding  Account and may be  used to purchase additional Primary Assets during the period of time specified in the related Prospectus Supplement (the "Pre-Funding Period").  The Primary Assets
to be so purchased will be required to have certain characteristics specified in the related Prospectus  Supplement.  If  any Pre-Funded Amount remains  on deposit in the Pre-Funding Account at the end of the Pre-Funding Period, such amount will  be applied  in the  manner specified  in the related  Prospectus
Supplement  to prepay  the Notes  and/or the  Certificates of  the applicable
Series.

     If a  Pre-Funding Account is  established, one or more  segregated trust accounts  (each, a  "Capitalized Interest  Account")  may be  established and
maintained with the Trustee for the related Series.   On the Closing Date for
such Series, a portion of the proceeds of  the sale of the Securities of such
Series will  be deposited into  the Capitalized Interest Account  and used to fund the excess, if any, of the sum of (i) the amount  of interest accrued on the Securities of such Series and (ii) if specified in the related Prospectus
Supplement, certain fees or expenses  during the Pre-Funding Period, over the amount of  interest available therefor from  the Primary Assets in  the Trust
Fund.  Any amounts on  deposit in the Capitalized Interest Account at the end of the Pre-Funding  Period that are not  necessary for such purposes  will be distributed to the person specified in the related Prospectus Supplement.

                                 ENHANCEMENT

     If  stated  in  the  Prospectus  Supplement  relating  to  a  Series  of
Securities, simultaneously  with the  Depositor's assignment  of the  Primary
Assets  to the  Trustee, the Depositor  will obtain a  Security Policy, issue
Subordinated   Securities  or  obtain  any  other   form  of  enhancement  or
combination  thereof (collectively, "Enhancement") in favor of the Trustee on behalf of the  Holders of the  related Series or  designated Classes of  such
Series  from  an institution  or  by other  means  acceptable  to the  Rating
Agencies.   The Enhancement  will support  the  payment of  principal of  and interest on the Securities, and may be  applied for certain other purposes to the extent and under the conditions  set forth in such Prospectus Supplement.
Enhancement for a Series may  include one or more of the following  forms, or such other form as may be specified in the related Prospectus Supplement.  If so specified  in the related  Prospectus Supplement, any of  such Enhancement may  be structured so as to protect  against losses relating to more than one
Trust Fund, in the manner described therein.

SUBORDINATED SECURITIES

     If specified  in the  related Prospectus  Supplement, Enhancement  for a
Series may consist  of one or more  Classes of Subordinated Securities.   The
rights of the  related Subordinated Securityholders to  receive distributions on any  Distribution Date will  be subordinate in  right and priority  to the rights of Holders of Senior Securities of the Series, but  only to the extent described in the related Prospectus Supplement.

INSURANCE

     If stated in the related Prospectus Supplement, Enhancement for a Series may consist of special hazard Insurance Policies, bankruptcy bonds and other types of insurance relating to the Primary Assets, as described below and in the related Prospectus Supplement.

     Pool Insurance  Policy.   If so specified  in the  Prospectus Supplement
relating to  a  Series  of  Securities, the  Depositor  will  obtain  a  pool insurance policy (the  "Pool Insurance Policy") for the  Loans in the related
Trust  Fund.  The Pool Insurance  Policy will cover any  loss (subject to the limitations  described  in a  related  Prospectus  Supplement) by  reason  of default.  but will not cover the portion of the Principal Balance of any Loan that is required to be covered by any primary mortgage Insurance Policy.  The amount and  terms of  any such  coverage will  be set  forth  in the  related
Prospectus Supplement.

     Special Hazard  Insurance Policy.   Although the terms of  such policies
vary to  some degree,  a special hazard  Insurance Policy  typically provides that,  where there  has  been damage  to  Property  securing a  defaulted  or foreclosed Loan (title to which has been acquired  by the insured) and to the extent such damage is not covered by the standard hazard Insurance  Policy or any flood  Insurance Policy,  if applicable, required  to be  maintained with respect to such  Property, or in connection with partial  loss resulting from the  application of  the coinsurance  clause in  a standard  hazard Insurance
Policy, the  special hazard insurer  will pay the lesser  of (i) the  cost of repair or replacement of such Property or (ii) upon transfer of such Property to the  special hazard insurer, the unpaid Principal  Balance of such Loan at the time of acquisition of  such Property by foreclosure  or deed in lieu  of foreclosure,  plus accrued  interest  to  the date  of  claim settlement  and
certain expenses incurred by the Servicer with respect to such Property.   If
the unpaid  Principal Balance plus  accrued interest and certain  expenses is paid by the  special hazard insurer, the amount of further coverage under the special hazard  Insurance Policy will be reduced by  such amount less any net proceeds from the  sale of such  Property.  Any  amount paid as  the cost  of repair of such  Property will reduce coverage by such amount.  Special hazard
Insurance Policies  typically do  not cover losses  occasioned by  war, civil
insurrection,  certain  governmental  actions,   errors  in  design,   faulty
workmanship  or  materials  (except  under  certain  circumstances),  nuclear reaction, flood (if the mortgaged property is in a federally designated flood area), chemical contamination and certain other risks.

     Restoration of the Property with  the proceeds described under (i) above is  expected to  satisfy the condition  under any Pool  Insurance Policy that such Property be restored before a claim under such Pool Insurance Policy may be  validly presented  with respect  to the  defaulted Loan  secured by  such
Property.   The payment  described under (ii)  above will  render unnecessary presentation  of a  claim in respect  of such  Loan under any  Pool Insurance
Policy.  Therefore, so long as such Pool Insurance Policy remains  in effect, the payment  by the special hazard  insurer of the  cost of repair or  of the unpaid  Principal Balance  of  the  related Loan  plus  accrued interest  and certain expenses will  not affect the  total amount  in respect of  insurance proceeds paid  to Holders of  the Securities,  but will  affect the  relative amounts of coverage  remaining under the special hazard  Insurance Policy and
Pool Insurance Policy.

     Bankruptcy Bond.    In the  event of  a bankruptcy  of  a borrower,  the
bankruptcy court may establish the value of the Property securing the related
Loan at an  amount less than  the then-outstanding Principal Balance  of such
Loan.  The amount of the secured debt could be reduced to such value, and the holder of such Loan thus would become an unsecured creditor to the extent the
Principal Balance of such Loan exceeds the  value so assigned to the Property by the bankruptcy  court.  In  addition, certain  other modifications of  the
terms of a Loan can result from a bankruptcy proceeding.   See "Certain Legal
Aspects of the Loans."  If so  provided in the related Prospectus Supplement, the Depositor or other entity  specified in the related Prospectus Supplement will obtain a bankruptcy bond  or similar insurance contract (the "bankruptcy bond")  covering losses resulting from  proceedings with respect to borrowers
under  the Bankruptcy Code.   The bankruptcy  bond will  cover certain losses
resulting from a  reduction by a  bankruptcy court of  scheduled payments  of principal of  and interest  on a  Loan or a  reduction by  such court  of the principal  amount of  a Loan and  will cover  certain unpaid interest  on the amount  of  such a  principal  reduction from  the date  of  the filing  of a bankruptcy petition.

     The  bankruptcy  bond will  provide  coverage  in  the aggregate  amount specified  in the  related Prospectus Supplement  for all Loans  in the Trust
Fund for such Series.   Such amount  will be reduced  by payments made  under
such bankruptcy bond in respect of  such Loans, unless otherwise specified in the related Prospectus Supplement, and will not be restored.

RESERVE FUNDS

     If so  specified in the  Prospectus Supplement  relating to a  Series of
Securities,  the  Depositor  will  deposit  into  one or  more  funds  to  be established with the  applicable Trustee as part  of the Trust Fund  for such
Series or for the benefit of any Enhancer  with respect to such Series (each, a "Reserve  Fund") cash,  a  letter or  letters  of credit,  cash  collateral accounts, Eligible Investments, or other instruments meeting the criteria  of the  Rating Agencies  rating  any  Series of  the  Securities  in the  amount
specified in such Prospectus Supplement.   In the alternative or in  addition
to such deposit, a Reserve Fund for  a Series may be funded over time through application of  all or  a portion of  the excess  cash flow from  the Primary
Assets for  such Series,  to the extent  described in the  related Prospectus
Supplement.  If  applicable, the initial amount  of the Reserve Fund  and the
Reserve  Fund maintenance  requirements for  a Series  of Securities  will be described in the related Prospectus Supplement.

     Amounts withdrawn from any Reserve Fund will be applied by the applicable Trustee to make payments on the Securities of a Series, to pay expenses, to reimburse any Enhancer or for any other purpose, in the manner and to the extent specified in the related Prospectus Supplement.

     Amounts deposited into a Reserve Fund will be invested by the applicable
Trustee in Eligible Investments maturing no later than the day specified in the related Prospectus Supplement.

MINIMUM PRINCIPAL PAYMENT AGREEMENT

     If stated in the Prospectus Supplement relating to a Series of Securities, the Depositor will enter into a Minimum Principal Payment
Agreement with an entity meeting the criteria of the Rating Agencies pursuant to which such entity will provide certain payments on the Securities of such Series in the event that aggregate scheduled principal payments and/or prepayments on the Primary Assets for such Series are not sufficient to make certain payments on the Securities of such Series, as provided in the Prospectus Supplement.

DEPOSIT AGREEMENT

     If  specified  in  a  Prospectus   Supplement,  the  Depositor  and  the
applicable Trustee for such  Series of Securities will  enter into a  Deposit
Agreement  with the  entity specified  in  such Prospectus  Supplement on  or
before the  sale of  such Series  of Securities.   The  purpose of  a Deposit
Agreement would  be to accumulate available cash  for investment so that such cash, together with income thereon, can be applied to future distributions on one or more Classes of Securities.  The Prospectus Supplement for a Series of
Securities  pursuant to  which a  Deposit Agreement  is used  will contain  a description of the terms of such Deposit Agreement.

                              SERVICING OF LOANS

GENERAL

     Customary servicing functions with respect to Loans comprising the Primary Assets in the Trust Fund will be provided by the Servicer directly pursuant to the related Servicing Agreement or Pooling and Servicing
Agreement, as the case may be, with respect to a Series of Securities.

COLLECTION PROCEDURES; ESCROW ACCOUNTS

     The Servicer will make reasonable efforts to collect all payments required to be made under the Loans and will, consistent with the terms of the related Agreement for a Series and any applicable Enhancement, follow such collection procedures as it follows with respect to comparable loans held in its own portfolio. Consistent with the above, the Servicer may, in its discretion, (i) waive any assumption fee, late payment charge, or other charge in connection with a Loan and (ii) to the extent provided in the related Agreement, arrange with an obligor a schedule for the liquidation of delinquencies by extending the Due Dates for Scheduled Payments on such Loan.

     If specified in the related  Prospectus Supplement, the Servicer, to the extent  permitted by  law,  will  establish and  maintain  escrow or  impound accounts (each,  an "Escrow Account") with respect to Loans in which payments by obligors to  pay taxes, assessments, mortgage and  hazard Insurance Policy
premiums,  and other  comparable  items will  be deposited.    Loans may  not
require  such payments under  the loan related  documents, in  which case the
Servicer would  not be required to establish  any Escrow Account with respect to such Loans.  Withdrawals from the Escrow Accounts are to be made to effect timely payment  of taxes, assessments  and mortgage and hazard  insurance, to refund to  obligors amounts  determined to  be overages,  to pay  interest to obligors  on balances in the Escrow Account to the extent required by law, to repair or  otherwise protect the  property securing the  related Loan  and to
clear and terminate such  Escrow Account.   The Servicer will be  responsible
for  the  administration of  the  Escrow  Accounts  and generally  will  make advances to such accounts when a deficiency exists therein.

DEPOSITS TO AND WITHDRAWALS FROM THE COLLECTION ACCOUNT

     Unless otherwise  specified in  the related  Prospectus Supplement,  the
Trustee or  the Servicer will  establish a separate account  (the "Collection
Account") in  the name  of the Trustee.   Unless  otherwise indicated  in the
related Prospectus  Supplement, the  Collection  Account will  be an  account maintained (i)  at a  depository institution,  the  long-term unsecured  debt obligations of which  at the time  of any deposit  therein are rated  by each
Rating Agency  rating the Securities of such Series at levels satisfactory to each Rating  Agency or (ii) in an  account or accounts the  deposits in which are insured to the maximum extent  available by the Federal Deposit Insurance
Corporation or that are secured  in a manner meeting requirements established by each Rating Agency.

     Unless otherwise specified in the related Prospectus Supplement, the funds held in the Collection Account may be invested in Eligible Investments.
If so specified in the related Prospectus Supplement, the Servicer will be entitled to receive as additional compensation any interest or other income earned on funds in the Collection Account.

     Unless otherwise  specified in  the related  Prospectus Supplement,  the
Servicer,  the Depositor,  the Trustee  or the  Seller, as  appropriate, will deposit  into the  Collection Account  for each  Series on  the Business  Day following the Closing  Date, any amounts representing Scheduled  Payments due after the related Cut-off Date but received by the Servicer on  or before the
Closing  Date, and  thereafter, within  two business days  after the  date of receipt thereof, the  following payments and collections received  or made by
it  (other  than,  unless  otherwise  provided  in  the  related   Prospectus
Supplement, in respect  of principal of and  interest on the related  Primary
Assets due on or before such Cut-off Date):

          (i) All payments in respect of principal, including prepayments, on such Primary Assets;

          (ii) All payments in respect of interest on such Primary Assets after deducting therefrom, at the discretion of the Servicer but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with the related Agreement, the Servicing Fee in respect of such Primary Assets;

          (iii)     All amounts received  by the Servicer in  connection with
     the  liquidation  of Primary  Assets  or  property  acquired in  respect thereof,  whether through foreclosure  sale, repossession  or otherwise, including payments in connection with  such Primary Assets received from the obligor,  other than amounts required to be  paid or refunded to the obligor  pursuant to  the  terms  of the  applicable  loan documents  or
     otherwise  pursuant  to   law,  net  of  related   liquidation  expenses
     ("Liquidation  Proceeds"),  exclusive  of,  in  the  discretion  of  the
     Servicer, but only to the extent of the amount permitted to be withdrawn from the  Collection Account in  accordance with the  related Agreement, the Servicing Fee, if any, in respect of the related Primary Asset;

          (iv) All  proceeds  under  any title  insurance,  hazard  Insurance
     Policy or other Insurance Policy covering any such Primary Asset, other than proceeds to be applied to the restoration or repair of the related
     Property  or released  to the  obligor  in accordance  with the  related
     Agreement;

          (v)  All amounts required to be deposited therein from  any Reserve
     Fund for such Series pursuant to the related Agreement;

          (vi) All Advances made by the Servicer required pursuant to the related Agreement; and

          (vii)     All  repurchase   prices  of  any  such   Primary  Assets
     repurchased by the Depositor, the Servicer or the Seller pursuant to the related Agreement.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer is permitted, from time to time, to make withdrawals from the Collection Account for each Series for the following purposes:

          (i) to reimburse itself for Advances for such Series made by it pursuant to the related Agreement; provided, that the Servicer's right to reimburse itself is limited to amounts received on or in respect of particular Loans (including, for this purpose, Liquidation Proceeds and Insurance Proceeds) that represent late recoveries of Scheduled Payments with respect to which any such Advance was made;


          (ii) to the extent provided in the related Agreement, to reimburse itself for any Advances for such Series that the Servicer determines in good faith it will be unable to recover from amounts representing late recoveries of Scheduled Payments respecting which such Advance was made or from Liquidation Proceeds or Insurance Proceeds;

          (iii)     to  reimburse   itself  from  Liquidation   Proceeds  for
     liquidation expenses and  for amounts  expended by it  in good faith  in connection with  the restoration of  damaged Property and, in  the event deposited into the  Collection Account and not previously  withheld, and to the extent  that Liquidation Proceeds after such reimbursement exceed the Principal  Balance of  the related Loan,  together with  accrued and unpaid interest thereon  to the Due Date  for such Loan  next succeeding the date of its  receipt of such Liquidation Proceeds, to  pay to itself out of  such  excess the  amount of  any unpaid  Servicing  Fee and  any assumption fees, late  payment charges, or other charges  on the related
     Loan;

          (iv) in the event it  has elected not to  pay itself the  Servicing
     Fee out of the interest component of any Scheduled Payment, late payment or other recovery with respect to a particular Loan prior to the deposit of such Scheduled Payment, late payment or recovery into the Collection
     Account, to pay to itself the Servicing Fee, as adjusted pursuant to the related Agreement, from any such Scheduled Payment, late payment or such other recovery, to the extent permitted by the related Agreement;

          (v) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it pursuant to the related Agreement;

          (vi) to pay to  the applicable person with respect  to each Primary
     Asset or REO Property acquired in respect thereof that has been repurchased or removed from the Trust Fund by the Depositor, the Servicer or the Seller pursuant to the related Agreement, all amounts received thereon and not distributed as of the date on which the related repurchase price was determined;

          (vii) to make payments to the applicable Trustee of such Series for deposit into the related Distribution Account, if any, or for remittance to the Holders of such Series in the amounts and in the manner provided for in the related Agreement; and

          (viii) to clear and terminate the Collection Account pursuant to the related Agreement.

     In addition, if the Servicer deposits into the Collection Account for a Series any amount not required to be deposited therein, it may, at any time, withdraw such amount from such Collection Account.

ADVANCES AND LIMITATIONS THEREON

     The  related Prospectus Supplement  will describe the  circumstances, if any,  under which the Servicer will make  Advances with respect to delinquent payments on  Loans.  If specified  in the related Prospectus  Supplement, the
Servicer will  be  obligated to  make Advances,  and such  obligation may  be limited in  amount, or may  not be  activated until  a certain  portion of  a
specified  Reserve  Fund is  depleted.    Advances  are intended  to  provide
liquidity  and, except  to the  extent  specified in  the related  Prospectus
Supplement,  not to  guarantee or  insure against  losses.   Accordingly, any
funds advanced are  recoverable by the  Servicer out  of amounts received  on particular  Loans that  represent late  recoveries of principal  or interest,
Insurance Proceeds or Liquidation Proceeds  respecting which any such Advance
was  made.    If  an  Advance  is  made and  subsequently  determined  to  be nonrecoverable  from late  collections,  Insurance  Proceeds  or  Liquidation
Proceeds from the related Loan, the Servicer may be entitled to reimbursement from other funds in the Collection Account or Distribution Account(s), as the
case may be,  or from a specified Reserve Fund, as  applicable, to the extent specified in the related Prospectus Supplement.

MAINTENANCE OF INSURANCE POLICIES AND OTHER SERVICING PROCEDURES

     Standard  Hazard  Insurance;  Flood  Insurance.    Except  as  otherwise
specified in the related Prospectus Supplement, the Servicer will be required to  maintain or to  cause the  obligor on  each Loan  to maintain  a standard hazard  Insurance Policy  providing coverage  of  the standard  form of  fire insurance with extended coverage for certain other hazards as is customary in
the state in  which the  related Property  is located.   The standard  hazard
Insurance Policies will provide for coverage at least equal to the applicable state  standard form  of fire  Insurance  Policy with  extended coverage  for property of the  type securing the related  Loans.  In general,  the standard form of fire  and extended coverage policy  will cover physical damage  to or destruction of,  the related Property  caused by fire,  lightning, explosion, smoke,  windstorm, hail,  riot, strike  and civil  commotion, subject  to the
conditions  and  exclusions  particularized  in  each  policy.   Because  the
standard hazard Insurance Policies relating to the Loans will be underwritten by different  hazard insurers  and will cover  Properties located  in various
states, such policies will not  contain identical terms and conditions.   The
basic terms, however, generally will be determined by state law and generally
will be similar.   Most such policies  typically will not cover  any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes,  earth movement (including earthquakes,  landslides and mudflows),  nuclear reaction,  wet or  dry rot,  vermin, rodents,  insects or domestic animals, theft and, in certain cases, vandalism.  The foregoing list is merely indicative of certain kinds of uninsured risks and is  not intended
to  be  all inclusive.    Uninsured risks  not  covered by  a  special hazard
Insurance  Policy  or  other  form   of  Enhancement  will  adversely  affect
distributions to Holders.   When a Property  securing a Loan is  located in a
flood area identified by HUD pursuant to the Flood Disaster Protection Act of
1973, as amended, the Servicer will  be required to cause flood insurance  to be maintained with respect to such Property, to the extent available.

     The standard  hazard  Insurance Policies  covering  Properties  securing
Loans typically  will contain  a "coinsurance" clause,  which in  effect will require the insured  at all times  to carry hazard  insurance of a  specified percentage (generally  80%  to 90%)  of  the full  replacement  value of  the
Property, including any improvements on the Property, in order to recover the full amount of any partial  loss.  If the insured's coverage falls below this specified percentage,  such clause  will provide  that  the hazard  insurer's liability in the event of partial loss will not exceed the greater of (i) the actual cash  value (the replacement  cost less physical depreciation)  of the
Property, including  the improvements, if  any, damaged or destroyed  or (ii)
such  proportion of  the loss,  without  deduction for  depreciation, as  the amount of  insurance carried bears  to the  specified percentage of  the full
replacement cost of  such Property  and improvements.   Since  the amount  of
hazard  insurance to  be maintained  on the  improvements securing  the Loans declines  as the  Principal Balances  owing thereon  decrease, and  since the value  of  the  Properties  will fluctuate  over  time,  the  effect of  this requirement  in  the  event of  partial  loss  may be  that  hazard Insurance
Proceeds will  be insufficient to  restore fully  the damage to  the affected
Property.

     Unless  otherwise   specified  in  the  related  Prospectus  Supplement,
coverage will be in an amount at least equal to the greater of (i) the amount necessary to  avoid the enforcement  of any co-insurance clause  contained in the policy or  (ii) the outstanding  Principal Balance  of the related  Loan.
Unless otherwise specified in the related Prospectus Supplement, the Servicer will also maintain on REO Property that secured a defaulted Loan and that has been acquired upon foreclosure, deed  in lieu of foreclosure or repossession, a standard hazard Insurance Policy in an amount that is at least equal to the
maximum  insurable value  of  such  REO Property.    No  earthquake or  other
additional insurance will be required of any obligor or will be maintained on
REO Property acquired  in respect of a defaulted Loan, other than pursuant to such applicable  laws and regulations  as shall at  any time be  in force and shall require such additional insurance.

     Any amounts collected by the  Servicer under any such Insurance Policies
(other than amounts to be applied to the restoration or repair of the Property, released to the obligor in accordance with normal servicing procedures or used to reimburse the Servicer for amounts to which it is entitled to reimbursement) will be deposited into the Collection Account. In the event that the Servicer obtains and maintains a blanket policy insuring against hazard losses on all of the Loans, written by an insurer then acceptable to each Rating Agency that assigns a rating to such Series, it will conclusively be deemed to have satisfied its obligations to cause to be maintained a standard hazard Insurance Policy for each Loan or related REO
Property. This blanket policy may contain a deductible clause, in which case the Servicer will be required, in the event that there has been a loss that would have been covered by such policy absent such deductible clause, to deposit into the Collection Account the amount not otherwise payable under the blanket policy because of the application of such deductible clause.

REALIZATION UPON DEFAULTED LOANS

     The Servicer  will use  its reasonable best  efforts to  foreclose upon, repossess  or otherwise  comparably convert the  ownership of  the Properties securing the related  Loans as come  into and continue  in default and as  to which no satisfactory  arrangements can be made for  collection of delinquent
payments.   In  connection with  such  foreclosure or  other conversion,  the
Servicer  will follow such practices and  procedures as it deems necessary or advisable and  as  are normal  and  usual in  its  servicing activities  with respect to comparable loans  serviced by it.  However, the  Servicer will not be required  to expend its  own funds in  connection with any  foreclosure or towards the  restoration of the Property  unless it determines that  (i) such restoration or foreclosure will increase the Liquidation Proceeds in  respect of the related  Loan available to  the Holders after reimbursement  to itself for  such expenses and  (ii) such expenses  will be recoverable  by it either through Liquidation Proceeds or Insurance Proceeds.  Notwithstanding anything to the  contrary  herein, in  the case  of a  Trust  Fund for  which a  REMIC election  has  been made,  the  Servicer will  be required  to  liquidate any
Property acquired through  foreclosure within two years after the acquisition of the beneficial ownership of such Property.  While the holder of a Property acquired  through foreclosure can  often maximize  its recovery  by providing financing to a  new purchaser, the  Trust Fund, if  applicable, will have  no ability to do so and neither the Servicer nor the  Depositor will be required to do so.

     The Servicer may arrange with the  obligor on a defaulted Loan a  change in the terms of  such Loan (a "Modification")  to the extent provided in  the
related Prospectus Supplement.   Such Modifications may only  be entered into
if  they  meet the  underwriting  policies  and  procedures employed  by  the
Servicer in  servicing receivables for  its own  account and  meet the  other conditions set forth in the related Prospectus Supplement.

ENFORCEMENT OF DUE-ON-SALE CLAUSES

     Unless otherwise specified in the related Prospectus Supplement for a Series, when any Property is about to be conveyed by the obligor, the Servicer will, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise its rights to accelerate the maturity of the related Loan under the applicable
"due-on-sale" clause, if any, unless it reasonably believes that such clause is not enforceable under applicable law or if the enforcement of such clause would result in loss of coverage under any primary mortgage Insurance Policy.
In such event, the Servicer is authorized to accept from or enter into an assumption agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Loan and pursuant to which the original obligor is released from liability and such person is substituted as the obligor and becomes liable under the Loan. Any fee collected in connection with an assumption will be retained by the Servicer as additional servicing compensation. The terms of a Loan may not be changed in connection with an assumption.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     Except as otherwise  provided in the related  Prospectus Supplement, the
Servicer will be entitled  to a periodic fee  as servicing compensation  (the
"Servicing Fee") in  an amount to be  determined as specified in  the related
Prospectus Supplement.    The Servicing  Fee  may be  fixed or  variable,  as
specified  in  the  related  Prospectus  Supplement.    In  addition,  unless
otherwise specified in  the related Prospectus Supplement,  the Servicer will be entitled to  servicing compensation in the  form of assumption  fees, late payment charges  and similar items, or excess  proceeds following disposition of Property in connection with defaulted Loans.

     Unless otherwise specified in the related Prospectus Supplement, the Servicer will pay certain expenses incurred in connection with the servicing of the Loans, including, without limitation, the payment of the fees and expenses of each applicable Trustee and independent accountants, payment of Security Policy and Insurance Policy premiums, if applicable, and the cost of credit support, if any, and payment of expenses incurred in preparation of reports to Holders.

     When an obligor makes a principal prepayment in full between Due Dates on the related Loan, the obligor will generally be required to pay interest on the amount prepaid only to the date of prepayment. If and to the extent provided in the related Prospectus Supplement, in order that one or more
Classes of the Holders of a Series will not be adversely affected by any resulting shortfall in interest, the amount of the Servicing Fee may be reduced to the extent necessary to include in the Servicer's remittance to the applicable Trustee for deposit into the related Distribution Account an amount equal to one month's interest on the related Loan (less the Servicing
Fee). If the aggregate amount of such shortfalls in a month exceeds the Servicing Fee for such month, a shortfall to Holders may occur.

     Unless otherwise  specified in  the related  Prospectus Supplement,  the
Servicer will be  entitled to reimbursement for certain  expenses incurred by
it in  connection  with the  liquidation  of defaulted  Loans.   The  related
Holders will suffer no loss by reason of such expenses to the extent expenses are  covered  under related  Insurance  Policies or  from  excess Liquidation
Proceeds.   If  claims  are either  not  made or  paid  under the  applicable
Insurance Policies or if coverage  thereunder has been exhausted, the related
Holders will suffer  a loss to  the extent that  Liquidation Proceeds,  after reimbursement of the Servicer's expenses, are less than the Principal Balance of  and unpaid interest  on the related  Loan that would  be distributable to
Holders.   In addition,  the Servicer  will be  entitled to  reimbursement of expenditures incurred  by it in  connection with the restoration  of property securing a  defaulted Loan, such  right of reimbursement  being prior  to the rights of the Holders to  receive any related Insurance Proceeds, Liquidation
Proceeds  or  amounts  derived  from  other Enhancement.    The  Servicer  is
generally  also entitled  to reimbursement  from the  Collection Account  for
Advances.

     Unless otherwise specified in the related Prospectus Supplement, the rights of the Servicer to receive funds from the Collection Account for a Series, whether as the Servicing Fee or other compensation, or for the reimbursement of Advances, expenses or otherwise, are not subordinate to the rights of Holders of such Series.

EVIDENCE AS TO COMPLIANCE

     If so  specified in the  related Prospectus  Supplement, the  applicable
Agreement for each Series will provide that each year, a firm of independent public accountants will furnish a statement to the applicable Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Loans by the Servicer and that, on the basis of such examination, such firm is of the opinion that the servicing has been conducted in compliance with such Agreement, except for (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as are set forth in such statement.

     If so  specified in  the related  Prospectus Supplement,  the applicable
Agreement for each Series  will also provide for  delivery to the  applicable
Trustee for such Series of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its obligations under such Agreement throughout the preceding calendar year.

CERTAIN MATTERS REGARDING THE SERVICER

     The  Servicer  for  each  Series  will  be  identified  in  the  related
Prospectus Supplement. The Servicer may be an affiliate of the Depositor and may have other business relationships with the Depositor and its affiliates.

     If an Event of Default occurs under either a Servicing Agreement or a Pooling and Servicing Agreement, the Servicer may be replaced by the Trustee or a successor Servicer. Unless otherwise specified in the related
Prospectus Supplement, such Events of Default and the rights of a Trustee upon such a default under the Agreement for the related Series will be substantially similar to those described under "The Agreements--Events of Default; Rights Upon Events of Default--Pooling and Servicing Agreement;
Servicing Agreement" herein.

     Unless otherwise  specified in  the related  Prospectus Supplement,  the
Servicer does not have the right to assign its rights and delegate its duties and  obligations under  the  related  Agreement for  each  Series unless  the successor  Servicer  accepting  such  assignment  or  delegation (i) services similar  loans in the  ordinary course  of its  business, (ii)  is reasonably satisfactory to the  Trustee for the related Series, (iii) has a net worth of not  less than  the amount  specified in  the related  Prospectus Supplement,
(iv) would not cause  any Rating Agency's rating  of the Securities  for such
Series in effect immediately prior to such assignment, sale or transfer to be qualified, downgraded or  withdrawn as a result  of such assignment, sale  or transfer  and (v) executes and delivers to  the Trustee an agreement, in form and  substance  reasonably satisfactory  to  the  Trustee, that  contains  an assumption  by  such  Servicer  of  the  due  and  punctual  performance  and observance of each covenant and condition to  be performed or observed by the
Servicer  under  the related  Agreement  from  and  after  the date  of  such
agreement.   No such assignment will become effective  until the Trustee or a successor Servicer has  assumed the servicer's  obligations and duties  under
the related  Agreement.    To the  extent  that the  Servicer  transfers  its
obligations to  a wholly-owned  subsidiary or affiliate,  such subsidiary  or affiliate need  not satisfy the  criteria set  forth above; however,  in such instance,  the  assigning  Servicer  will remain  liable  for  the  servicing obligations under the related Agreement.  Any entity into  which the Servicer is merged  or consolidated  or any successor  corporation resulting  from any
merger,   conversion  or  consolidation   will  succeed  to   the  Servicer's
obligations under  the related  Agreement; provided,  that such  successor or surviving entity  meets the requirements  for a successor Servicer  set forth above.

     Except to  the extent  otherwise provided  therein, each Agreement  will provide that  neither the  Servicer, nor any  director, officer,  employee or agent of the Servicer, will be under any liability to the related Trust Fund, the Depositor or the Holders for any action taken or  for failing to take any action  in good  faith pursuant to  the related  Agreement, or for  errors in judgment; provided,  however, that neither  the Servicer nor any  such person will  be protected  against any  breach of  warranty or  representations made under such Agreement or  the failure to perform its obligations in compliance with any  standard of  care set forth  in such  Agreement, or  liability that would  otherwise be imposed  by reason of  willful misfeasance,  bad faith or negligence  in  the performance  of  their duties  or  by reason  of reckless disregard of  their obligations and  duties thereunder.  Each  Agreement will further  provide that  the Servicer  and any  director, officer,  employee or agent of the  Servicer is entitled to indemnification from  the related Trust
Fund  and  will be  held  harmless  against any  loss,  liability  or expense incurred in connection with any legal action relating to the Agreement or the
Securities, other than  any loss, liability or expense  incurred by reason of willful misfeasance,  bad faith  or negligence in  the performance  of duties thereunder  or by  reason of  reckless  disregard of  obligations and  duties
thereunder.    In addition,  the  related  Agreement  will provide  that  the
Servicer is not  under any obligation to  appear in, prosecute or  defend any legal action that  is not incidental to its  servicing responsibilities under such  Agreement that,  in  its opinion,  may  involve it  in  any expense  or liability.  The  Servicer may, in its  discretion, undertake any  such action that it may deem necessary or desirable with respect to the related Agreement and the rights  and duties of the  parties thereto and  the interests of  the
Holders thereunder.   In  such event  the legal  expenses and  costs of  such
action  and any  liability resulting  therefrom may  be expenses,  costs, and liabilities  of  the  Trust Fund  and  the  Servicer may  be  entitled  to be reimbursed therefor out of the Collection Account.

                                THE AGREEMENTS

     The following summaries  describe certain provisions of  the Agreements.
The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Agreements. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the related Agreements.

ASSIGNMENT OF PRIMARY ASSETS

     General.   At the time  of issuance of the  Securities of a  Series, the
Depositor will transfer, convey and assign to the Trust Fund all right, title and interest of the  Depositor in the Primary Assets and other property to be transferred to the Trust Fund for a Series.  Such assignment will include all principal and interest due on or with respect to the Primary Assets after the
Cut-off Date specified  in the related Prospectus Supplement  (except for any
Retained  Interests).  The  Trustee will, concurrently  with such assignment, execute and deliver the Securities.

     Assignment of  Contracts.   Unless  otherwise specified  in the  related
Prospectus Supplement, the Depositor  will, as to each Loan, deliver or cause to be delivered  to the Trustee, or,  as specified in the  related Prospectus
Supplement,  a custodian  on behalf  of  the Trustee  (the "Custodian"),  the
Mortgage Note endorsed  without recourse to  the order of  the Trustee or  in blank, the  original Mortgage with  evidence of  recording indicated  thereon
(except for any  Mortgage not returned from  the public recording  office, in which  case  a copy  of  such Mortgage  will  be delivered,  together  with a certificate  that  the  original  of  such Mortgage  was  delivered  to  such
recording office) and an assignment of the Mortgage in recordable form.   The
Trustee,  or, if  so  specified  in the  related  Prospectus Supplement,  the
Custodian, will hold such documents in trust for the benefit of the Holders.

     Unless otherwise  specified in  the related  Prospectus Supplement,  the
Depositor will as  to each Home Improvement  Contract deliver or cause  to be delivered to  the Trustee  (or the Custodian)  the original  Home Improvement
Contract  and  copies of  documents  and  instruments  related to  each  Home
Improvement  Contract  and,  other  than   in  the  case  of  unsecured  Home
Improvement  Contracts, the security  interest in the  property securing such
Home  Improvement Contract.  In order to  give notice of the right, title and interest of  Holders to  the Home Improvement  Contracts, the  Depositor will cause a  UCC-1 financing  statement to be  executed by  the Depositor  or the
Seller identifying  the Trustee as the secured party and identifying all Home
Improvement  Contracts as  collateral.   Unless  otherwise  specified in  the
related Prospectus  Supplement, the  Home Improvement Contracts  will not  be stamped  or  otherwise marked  to  reflect  their  assignment to  the  Trust.
Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were  able to  take physical  possession  of the  Home Improvement  Contracts without  notice of  such assignment,  the  interest of  Holders  in the  Home
Improvement Contracts could  be defeated.  See "Certain Legal  Aspects of the
Loans--The Home Improvement Contracts."

     With  respect to  Loans secured  by  Mortgages, if  so specified  in the related Prospectus Supplement, the Depositor will, at the time of issuance of the Securities, cause assignments to the Trustee of the Mortgages relating to the  Loans for a Series  to be recorded in the  appropriate public office for real  property records, except  in states  where, in  the opinion  of counsel acceptable  to the  Trustee, such recording  is not  required to  protect the
Trustee's interest  in  the  related Loans.    If specified  in  the  related
Prospectus Supplement,  the Depositor  will cause such  assignments to  be so recorded within the time after issuance of  the Securities as is specified in the  related Prospectus  Supplement, in  which event,  the Agreement  may, as specified  in the  related Prospectus  Supplement, require  the Depositor  to repurchase from the  Trustee any Loan  the related Mortgage  of which is  not recorded  within such  time, at  the price  described  below with  respect to repurchases  by reason of defective documentation.  Unless otherwise provided in  the  related Prospectus  Supplement,  the enforcement  of  the repurchase obligation would constitute the sole  remedy available to the Holders or  the
Trustee for the failure of a Mortgage to be recorded.

     Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement (the "Loan Schedule"). Such Loan Schedule will specify with respect to each Loan: the original principal amount and unpaid Principal
Balance as of  the Cut-off Date; the current Loan Rate; the current Scheduled
Payment of principal and interest; the maturity date, if any, of  the related
Mortgage Note; if the Loan is an adjustable rate Loan, the Lifetime Rate Cap, if any, and the current index.

     Assignment of  Private Securities.    The Depositor  will cause  Private
Securities to be registered  in the name of the PS Trustee (or its nominee or correspondent).  The PS  Trustee (or its nominee or  correspondent) will have
possession   of  any  certificated  Private  Securities.    Unless  otherwise
specified in the related Prospectus Supplement, the PS Trustee will not be in possession of or be assignee of record of any underlying assets for a Private
Security.   See "The Trust  Funds--Private Securities" herein.   Each Private
Security  will be  identified in a  schedule appearing  as an exhibit  to the related  Agreement (the  "Certificate  Schedule"),  which  will  specify  the original principal amount,  Principal Balance as of the  Cut-off Date, annual pass-through  rate  or interest  rate  and  maturity  date for  each  Private
Security conveyed to  the Trust Fund.   In the Agreement, the  Depositor will
represent and warrant to the PS Trustee regarding the Private Securities: (i)
that  the information  contained  in  the Certificate  Schedule  is true  and correct  in  all material  respects;  (ii)  that,  immediately prior  to  the conveyance of the  Private Securities, the Depositor had  good title thereto, and was the sole owner thereof (subject to any Retained Interest); (iii) that there has been no other sale by it of such Private Securities;  and (iv) that there is  no existing  lien, charge, security  interest or  other encumbrance
(other than any Retained Interest) on such Private Securities.

     Repurchase  and Substitution of  Non-Conforming Primary Assets.   Unless
otherwise provided in  the related Prospectus Supplement, if  any document in the  file relating to  the Primary Assets  delivered by the  Depositor to the
Trustee  (or  Custodian)  is found  by  the  Trustee within  90  days  of the execution of the  related Agreement (or promptly after  the Trustee's receipt of any  document permitted  to be  delivered after  the Closing  Date) to  be defective in any material  respect and the Depositor or Seller  does not cure such  defect within  90 days, or  within such  other period specified  in the related Prospectus Supplement,  the Depositor or Seller will,  not later than
90  days or  within such  other period  specified  in the  related Prospectus
Supplement, after the Trustee's notice to the Depositor or the Seller, as the case may  be, of  the defect,  repurchase the  related Primary  Asset or  any property acquired in  respect thereof from the  Trustee at a price  equal to, unless  otherwise specified  in the  related Prospectus  Supplement, (a)  the lesser of (i) the Principal Balance of such Primary Asset and (ii) the  Trust
Fund's federal income  tax basis  in the  Primary Asset and  (b) accrued  and unpaid interest  to the date  of the next  scheduled payment on  such Primary
Asset at the rate set forth in the related Agreement,  provided, however, the purchase price shall not be limited in  (i) above to the Trust Fund's federal income tax basis if the repurchase at a price equal to the  Principal Balance of such Primary Asset will not result in any prohibited transaction tax under
Section 860F(a) of the Code.

     If provided in the related Prospectus Supplement, the Depositor or Seller, as the case may be, may, rather than repurchase the Primary Asset as described above, remove such Primary Asset from the Trust Fund (the "Deleted
Primary Asset") and substitute in its place one or more other  Primary Assets
(each, a "Qualifying Substitute Primary Asset"); provided, however, that (i) with respect to a Trust Fund for which no REMIC election is made, such substitution must be effected within 120 days of the date of initial issuance of the Securities and (ii) with respect to a Trust Fund for which a REMIC election is made, after a specified time period, the Trustee must have received a satisfactory opinion of counsel that such substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax.

     Unless otherwise specified in the related Prospectus Supplement, any Qualifying Substitute Primary Asset will have, on the date of substitution,
(i) a Principal Balance, after deduction of all Scheduled Payments due in the month of substitution, not in excess of the Principal Balance of the Deleted
Primary Asset (the  amount of any shortfall to be deposited to the Collection
Account in the month of substitution for distribution to Holders), (ii) an interest rate not less than (and not more than 2% greater than) the interest rate of the Deleted Primary Asset, (iii) a remaining term-to-stated maturity not greater than (and not more than two years less than) that of the Deleted
Primary Asset, and will comply with all of the representations and warranties set forth in the applicable Agreement as of the date of substitution.

     Unless otherwise provided in the related Prospectus Supplement, the above-described cure, repurchase or substitution obligations constitute the sole remedies available to the Holders or the Trustee for a material defect in a document for a Primary Asset.

     The Depositor or another entity will make representations and warranties with respect to Primary Assets for a Series. If the Depositor or such entity cannot cure a breach of any such representations and warranties in all material respects within the time period specified in the related Prospectus
Supplement after notification by the Trustee of such breach, and if such breach is of a nature that materially and adversely affects the value of such Primary Asset, the Depositor or such entity will be obligated to repurchase the affected Primary Asset or, if provided in the related Prospectus
Supplement, provide a Qualifying Substitute Primary Asset therefor, subject to the same conditions and limitations on purchases and substitutions as described above.

     The  Depositor's only source of funds to  effect any cure, repurchase or
substitution  will   be  through   the  enforcement   of  the   corresponding
obligations, if any, of the responsible originator or  seller of such Primary
Assets.  See "Special Considerations--Limited Assets."

     No Holder of Securities of a Series, solely by virtue of such Holder's status as a Holder, will have any right under the applicable Agreement for such Series to institute any proceeding with respect to such Agreement, unless such Holder previously has given to the applicable Trustee for such Series written notice of default and unless the Holders of Securities evidencing not less than 51% of the aggregate voting rights of the Securities for such Series have made written request upon the applicable Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to such Trustee reasonable indemnity, and such Trustee for 60 days has neglected or refused to institute any such proceeding.


REPORTS TO HOLDERS

     The  applicable  Trustee  or  other  entity  specified  in  the  related
Prospectus Supplement will prepare and forward to each Holder on each Distribution Date, or as soon thereafter as is practicable, a statement setting forth, to the extent applicable to any Series, among other things:

          (i)  the amount of principal distributed to  Holders of the related
     Securities and the outstanding principal balance of such Securities following such distribution;

          (ii) the amount of  interest distributed to Holders  of the related
     Securities and the current interest on such Securities;

          (iii) the amount of (a) any overdue accrued interest included in such distribution, (b) any remaining overdue accrued interest with respect to such Securities or (c) any current shortfall in amounts to be distributed as accrued interest to Holders of such Securities;

          (iv) the amount of (a) any overdue payments of scheduled principal included in such distribution, (b) any remaining overdue principal amounts with respect to such Securities, (c) any current shortfall in receipt of scheduled principal payments on the related Primary Assets or
     (d) any realized losses or Liquidation Proceeds to be allocated as reductions in the outstanding principal balances of such Securities;

          (v) the amount received under any related Enhancement, and the remaining amount available under such Enhancement;

          (vi) the amount of any delinquencies with respect to payments on the related Primary Assets;

          (vii) the book value of any REO Property acquired by the related Trust Fund; and

          (viii)    such  other  information  as  specified  in  the  related
     Agreement.

     In addition, within  a reasonable period of  time after the end  of each calendar year,  the  applicable Trustee,  unless otherwise  specified in  the related  Prospectus Supplement, will furnish to each  Holder of record at any time during such calendar year (a) the aggregate of amounts reported pursuant to  (i),  (ii)  and  (iv)(d)  above  for  such  calendar  year  and  (b) such information specified in  the related Agreement to enable  Holders to prepare their tax returns including, without limitation, the amount of original issue
discount  accrued on  the  Securities,  if applicable.    Information in  the
Distribution Date and annual statements provided to the Holders will not have been  examined  and  reported  upon  by  an  independent  public  accountant.
However, the  Servicer will provide  to each applicable  Trustee a  report by independent public accountants  with respect to  the Servicer's servicing  of the Loans.  See "Servicing of Loans--Evidence as to Compliance" herein.

     If so specified in the Prospectus Supplement for a Series of Securities,
such Series  or  one  or more  Classes  of  such Series  will  be  issued  in
book-entry form.   In  such  event, owners  of beneficial  interests in  such
Securities will not be  considered Holders and will not  receive such reports
directly from  the applicable Trustee.   The applicable Trustee  will forward
such reports only to the entity or its nominee that is the  registered holder
of   the  global  certificate  that  evidences  such  book-entry  securities.
Beneficial  owners will  receive  such  reports  from  the  participants  and indirect participants of the applicable  book-entry system in accordance with the policies and procedures of such entities.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

     Pooling and Servicing Agreement; Servicing Agreement. Unless otherwise specified in the related Prospectus Supplement, Events of Default under the Pooling and Servicing Agreement for each Series of Certificates relating to Loans include (i) any failure by the Servicer to deposit amounts in the Collection Account and Distribution Account(s) to enable the applicable
Trustee to distribute to Holders of such Series any required payment, which failure continues unremedied for the number of days specified in the related
Prospectus Supplement after the giving of written notice of such failure to the Servicer by the applicable Trustee for such Series, or to the Servicer and such Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the applicable Agreement that continues unremedied for the number of days specified in the related
Prospectus Supplement after the giving of written notice of such failure to the Servicer by the applicable Trustee, or to the Servicer and such Trustee by the Holders of such Series evidencing not less than 25% of the aggregate voting rights of the Securities for such Series, and (iii) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by the Servicer indicating its insolvency, reorganization or inability to pay its obligations.

     So long as an  Event of Default remains unremedied  under the applicable
Agreement  for a  Series of  Securities relating  to the servicing  of Loans, unless otherwise specified in the  related Prospectus Supplement, the Trustee for such Series or  Holders of Securities of such Series  evidencing not less than 51% of the aggregate voting rights of the Securities for such Series may terminate all of the rights and obligations of the Servicer as servicer under the applicable  Agreement (other than its right to recovery of other expenses and amounts advanced pursuant  to the terms of  such Agreement, which  rights the Servicer will retain under all circumstances), whereupon the Trustee will succeed to all  the responsibilities, duties and liabilities  of the Servicer
under  such   Agreement  and  will   be  entitled  to   reasonable  servicing
compensation not to exceed the  applicable servicing fee, together with other servicing compensation in  the form of assumption fees,  late payment charges or otherwise as provided in such Agreement.

     In the event that the Trustee is  unwilling or unable so to act, it  may select, or petition  a court of competent jurisdiction  to appoint, a finance institution, bank or loan servicing institution with a net worth specified in the  related Prospectus  Supplement to  act as  successor Servicer  under the
provisions  of the  applicable Agreement.   The  successor Servicer  would be
entitled to reasonable servicing compensation in an amount  not to exceed the
Servicing Fee  as set  forth in the  related Prospectus  Supplement, together with  other servicing  compensation  in  the form  of  assumption fees,  late payment charges or otherwise, as provided in such Agreement.

     During the continuance  of any Event of  Default of a Servicer  under an
Agreement for a Series of Securities, the applicable Trustee  for such Series will have  the right to take action to enforce its rights and remedies and to protect and enforce  the rights and remedies  of the Holders of  such Series, and, unless otherwise specified in the related Prospectus Supplement, Holders of Securities evidencing not less than 51%  of the aggregate voting rights of the Securities  for such  Series may  direct the  time, method  and place  of conducting any proceeding for any  remedy available to the applicable Trustee
or exercising any trust  or power conferred upon such Trustee.   However, the
applicable Trustee will not be under any obligation to pursue any such remedy or to exercise any of such trusts or powers unless such Holders  have offered such Trustee reasonable security or  indemnity against the cost, expenses and
liabilities that  may be incurred  by such Trustee  therein or thereby.   The
applicable Trustee may  decline to follow any such  direction if such Trustee determines that  the action  or proceeding  so directed may  not lawfully  be taken or would involve it in personal liability or be unjustly prejudicial to the non-assenting Holders.

     Indenture.    Unless  otherwise  specified  in  the  related  Prospectus
Supplement, Events of  Default under the Indenture  for each Series  of Notes include: (i)  a default for  thirty (30) days or  more in the  payment of any principal of  or interest on any Note of such Series; (ii) failure to perform any other covenant of  the Depositor or the Trust Fund  in the Indenture that continues for a  period of sixty (60) days  after notice thereof is  given in
accordance   with  the  procedures   described  in  the   related  Prospectus
Supplement; (iii) any representation or warranty made by the Depositor or the
Trust Fund in  the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such
Series  having been incorrect in a material respect  as of the time made, and such breach is not cured within sixty (60) days after notice thereof is given in  accordance  with  the  procedures  described  in the  related  Prospectus
Supplement; (iv) certain  events of  bankruptcy, insolvency, receivership  or liquidation of  the Depositor or  the Trust Fund;  or (v) any other  Event of
Default provided with respect to Notes of that Series.

     If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Indenture Trustee or the Holders of a majority of the then-aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series are Zero Coupon Securities, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related
Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Holders of a majority in aggregate outstanding amount of the Notes of such Series.

     If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Indenture Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Indenture Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default other than a default in the payment of any principal of or interest on any Note of such Series for thirty (30) days or more, unless (a) the Holders of 100% of the then-aggregate outstanding amount of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest due and unpaid on the outstanding Notes of such Series at the date of such sale or
(c) the Indenture Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of 662/3% of the then-aggregate outstanding amount of the Notes of such Series.

     In the event that the Indenture Trustee liquidates the collateral in connection with an Event of Default involving a default for thirty (30) days or more in the payment of principal of or interest on the Notes of a Series, the Indenture provides that the Indenture Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders may be less than would otherwise be the case. However, the Indenture Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

     Unless otherwise specified in the related Prospectus Supplement,  in the event the  principal of the Notes of a Series is declared due and payable, as described above, the Holders of any such Notes  issued at a discount from par may  be  entitled to  receive no  more  than an  amount equal  to  the unpaid
principal  amount  thereof   less  the  amount  of  such   discount  that  is
unamortized.

     Subject to the provisions of the Indenture relating to the duties of the
Indenture Trustee, in case an Event of  Default shall occur and be continuing with  respect to a  Series of Notes,  the Indenture Trustee  will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any  of the Holders of  Notes of such Series,  unless
such  Holders  offered  to  the  Indenture  Trustee  security   or  indemnity
satisfactory to it against the costs, expenses and  liabilities that might be
incurred by it in complying with such request or direction.   Subject to such
provisions  for  indemnification  and certain  limitations  contained  in the
Indenture, the Holders of a majority of the then-aggregate outstanding amount of the  Notes of such Series shall have the  right to direct the time, method and  place  of conducting  any  proceeding for  any remedy  available  to the
Indenture Trustee or exercising any trust or power conferred on the Indenture
Trustee with  respect to  the Notes  of such  Series,  and the  Holders of  a majority of the then-aggregate outstanding amount of the Notes of such Series may,  in certain  cases, waive  any default  with respect  thereto,  except a default in the payment of principal or interest  or a default in respect of a covenant  or provision of  the Indenture that cannot  be modified without the waiver  or consent of all the Holders of the outstanding Notes of such Series affected thereby.

THE TRUSTEES

     The identity  of the  commercial bank, savings  and loan  association or trust company named as the  Trustee or Indenture Trustee, as the case may be, for each Series  of Securities will  be set forth  in the related  Prospectus
Supplement.     Entities  serving   as  Trustee   may  have   normal  banking
relationships  with the  Depositor or  the Servicer.   In  addition, for  the
purpose  of meeting  the legal requirements  of certain  local jurisdictions, each Trustee will have the power to appoint co-trustees or separate trustees.
In  the event of such appointment, all rights, powers, duties and obligations conferred or imposed upon the applicable Trustee by the Agreement relating to such  Series will  be conferred or  imposed upon  such Trustee and  each such separate trustee or co-trustee jointly, or, in any jurisdiction in which such
Trustee shall be  incompetent or unqualified to perform  certain acts, singly upon such separate  trustee or co-trustee who will  exercise and perform such rights,  powers,  duties and  obligations  solely  at  the direction  of  the
applicable  Trustee.   The  applicable  Trustee may  also  appoint agents  to
perform any of  the responsibilities of such Trustee, which  agents will have any or  all of  the rights, powers,  duties and  obligations of  such Trustee conferred on them by such  appointment; provided, that the applicable Trustee will  continue to  be responsible  for its duties  and obligations  under the
Agreement.

DUTIES OF TRUSTEES

     No  Trustee  will  make  any  representations  as  to  the  validity  or sufficiency of  the related Agreement, the Securities or of any Primary Asset
or related documents.   If  no Event of  Default (as defined  in the  related
Agreement) has occurred,  the applicable Trustee will be  required to perform only  those duties specifically  required of it  under such  Agreement.  Upon receipt of the various certificates, statements, reports or other instruments required to be  furnished to it, the  applicable Trustee will be  required to examine them  to  determine whether  they are  in the  form  required by  the
related Agreement.   However, such  Trustee will  not be responsible  for the
accuracy  or content of any such documents  furnished to it by the Holders or the Servicer under the related Agreement.

     Each Trustee may be held liable for its own negligent action or failure to act, or for its own misconduct; provided, however, that no Trustee will be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the related
Holders in an Event of Default. No Trustee will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Agreement, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

RESIGNATION OF TRUSTEES

     Each Trustee may, upon written notice to the Depositor, resign at any time, in which event the Depositor will be obligated to use its best efforts to appoint a successor Trustee. If no successor Trustee has been appointed and has accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee. Each Trustee may also be removed at any time (i) if such Trustee ceases to be eligible to continue as such under the related Agreement, (ii) if such Trustee becomes insolvent or (iii) by the Holders of Securities evidencing over 50% of the aggregate voting rights of the Securities in the Trust Fund upon written notice to the applicable Trustee and to the Depositor. Any resignation or removal of a Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

AMENDMENT OF AGREEMENT

     Unless otherwise specified in the Prospectus Supplement, the Agreement for each Series of Securities may be amended by the Depositor, the Servicer
(with respect to a Series relating to Loans), and the applicable Trustee with respect to such Series, without notice to or consent of the Holders (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provision therein, (iii) to add to the duties of the Depositor, the applicable Trustee or the Servicer, (iv) to add any other provisions with respect to matters or questions arising under such Agreement or related Enhancement, (v) to add or amend any provisions of such Agreement as required by a Rating Agency in order to maintain or improve the rating of the Securities (it being understood that none of the Depositor, the Seller, the Servicer or any Trustee is obligated to maintain or improve such rating), or (vi) to comply with any requirements imposed by the Code; provided, that any such amendment except pursuant to clause (vi) above will not adversely affect in any material respect the interests of any Holders of such Series, as evidenced by an opinion of counsel delivered to the applicable Trustee.
Any such amendment except pursuant to clause (vi) above shall be deemed not to adversely affect in any material respect the interests of any Holder if the applicable Trustee receives written confirmation from each Rating Agency rating such Securities that such amendment will not cause such Rating Agency to reduce the then-current rating thereof. Unless otherwise specified in the Prospectus Supplement, each Agreement for each Series may also be amended by the applicable Trustee, the Servicer, if applicable, and the Depositor with respect to such Series with the consent of the Holders possessing not less than 662/3% of the aggregate outstanding principal amount of the Securities of such Series or, if only certain Classes of such Series are affected by such amendment, 662/3% of the aggregate outstanding principal amount of the Securities of each Class of such Series affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or modifying in any manner the rights of Holders of such Series; provided, however, that no such amendment may (a) reduce the amount or delay the timing of payments on any Security without the consent of the Holder of such Security; or (b) reduce the aforesaid percentage of the aggregate outstanding principal amount of Securities of each Class, the Holders of which are required to consent to any such amendment, without the consent of the Holders of 100% of the aggregate outstanding principal amount of each Class of Securities affected thereby.

VOTING RIGHTS

     The  related  Prospectus   Supplement  will  set  forth  the  method  of
determining allocation of voting rights with respect to a Series.

LIST OF HOLDERS

     Upon written request of three or more Holders of record of a Series for purposes of communicating with other Holders with respect to their rights under the Agreement, which request is accompanied by a copy of the communication such Holders propose to transmit, the applicable Trustee will afford such Holders access during business hours to the most recent list of Holders of that Series held by such Trustee.

     No Agreement will provide for the holding of any annual or other meeting of Holders.

BOOK-ENTRY SECURITIES

     If specified  in the Prospectus  Supplement for a Series  of Securities,
such Series or one or more Classes of such Series may be issued in book-entry
form.    In such  event, beneficial  owners  of such  Securities will  not be considered  "Holders" under  the Agreements  and may  exercise the  rights of
Holders only indirectly through the participants in the applicable book-entry system.

REMIC ADMINISTRATOR

     For any Series with respect to which a REMIC election is made, preparation of certain reports and certain other administrative duties with respect to the Trust Fund may be performed by a REMIC administrator, who may be an affiliate of the Depositor.

TERMINATION

     Pooling  and  Servicing  Agreement; Trust  Agreement.    The obligations
created by  the  Pooling and  Servicing Agreement  or Trust  Agreement for  a
Series  will  terminate upon  the  distribution  to  Holders of  all  amounts distributable  to them  pursuant to  such Agreement  under the  circumstances
described  in the  related Prospectus  Supplement.   See "Description  of the
Securities--Optional Redemption, Purchase or Termination" herein.

     Indenture. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Indenture Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

     In addition  to such discharge  with certain limitations,  the Indenture will  provide that, if so specified with  respect to the Notes of any Series, the related Trust  Fund will be  discharged from any  and all obligations  in respect of the Notes of such Series  (except for certain obligations relating to temporary  Notes and  exchange of Notes,  to register  the transfer  of or exchange Notes of such Series, to replace  stolen, lost or mutilated Notes of such Series, to  maintain paying agencies and  to hold monies for  payment in trust) upon the deposit with the Indenture Trustee, in trust, of money and/or direct  obligations of  or obligations  guaranteed  by the  United States  of
America  that, through  the  payment  of interest  and  principal in  respect thereof in  accordance with  their  terms, will  provide money  in an  amount sufficient to pay  the principal of and  each installment of interest  on the
Notes of such  Series on the Final Scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of
the  Indenture and  the  Notes of  such Series.   In  the  event of  any such
defeasance and discharge  of Notes of such  Series, Holders of Notes  of such
Series would be able to look only to such money and/or direct obligations for payment of principal of and interest on, if any, their Notes until maturity.

                      CERTAIN LEGAL ASPECTS OF THE LOANS

     The following discussion contains summaries of certain legal aspects of mortgage loans, home improvement installment sales contracts and home improvement installment loan agreements that are general in nature. Because certain of such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor reflect the laws of any particular state, nor encompass the laws of all states in which the properties securing the Loans are situated.

MORTGAGES

     The Loans for a Series will, and certain Home Improvement  Contracts for a Series may, be  secured by either mortgages or  deeds of trust or deeds  to
secure  debt  (such  Mortgage  Loans  and  Home   Improvement  Contracts  are
hereinafter referred to in this  section as "mortgage loans"), depending upon the prevailing  practice in  the state  in which  the property  subject to  a mortgage loan is located.  The filing of a mortgage, deed of trust or deed to secure debt creates a  lien or title interest upon the  real property covered by such  instrument and  represents  the security  for  the repayment  of  an
obligation  that is customarily  evidenced by a  promissory note.   It is not
prior to the  lien for  real estate  taxes and assessments  or other  charges imposed  under governmental police  powers and may  also be  subject to other liens  pursuant  to the  laws  of the  jurisdiction  in  which the  Mortgaged
Property  is located.  Priority  with respect to  such instruments depends on their terms, the  knowledge of the parties  to the mortgage and  generally on the order of recording with the applicable state, county or municipal office.
There  are  two   parties  to  a   mortgage,  the   mortgagor,  who  is   the
borrower/property owner  or the  land trustee (as  described below),  and the mortgagee, who is  the lender.  Under the  mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage.  In  the case of a land trust,  there are three parties because title to the property is held by a land  trustee under a land  trust agreement of which  the borrower/property owner  is the beneficiary;  at origination of  a mortgage  loan, the borrower
executes a  separate undertaking to  make payments on  the mortgage note.   A
deed of trust transaction normally has three parties: the trustor, who is the borrower/property owner; the beneficiary, who is the lender; and the trustee,
a  third-party grantee.    Under a  deed  of trust,  the  trustor grants  the
property, irrevocably until  the debt  is paid,  in trust,  generally with  a
power of  sale, to  the trustee  to secure  payment of the  obligation.   The
mortgagee's authority  under a mortgage  and the trustee's authority  under a deed of trust are governed by the law of the state in which the real property is located, the express provisions  of the mortgage or deed of trust, and, in some cases, in deed of trust transactions, the directions of the beneficiary.

FORECLOSURE ON MORTGAGES

     Foreclosure  of a mortgage is generally accomplished by judicial action.
Generally, the action is initiated by the service of legal pleadings upon all
parties  having an  interest  of record  in  the real  property.   Delays  in
completion  of the foreclosure  occasionally may result  from difficulties in
locating  necessary  parties  defendant.    When  the  mortgagee's  right  to
foreclosure is  contested, the  legal proceedings  necessary  to resolve  the
issue  can  be  time-consuming and  expensive.    After the  completion  of a
judicial  foreclosure  proceeding,  the   court  may  issue  a   judgment  of
foreclosure and appoint  a receiver or other  officer to conduct the  sale of
the  property.    In  some  states,  mortgages  may  also  be  foreclosed  by advertisement,  pursuant  to  a  power  of sale  provided  in  the  mortgage.
Foreclosure  of  a  mortgage  by  advertisement  is  essentially  similar  to foreclosure of a deed of trust by nonjudicial power of sale.

     Foreclosure  of  a  deed  of   trust  is  generally  accomplished  by  a
nonjudicial trustee's sale under  a specific provision  in the deed of  trust that authorizes the  trustee to  sell the  property upon any  default by  the
borrower under the  terms of the note or  deed of trust.   In certain states,
such foreclosure  also may be accomplished  by judicial action in  the manner
provided  for foreclosure of  mortgages.   In some  states, the  trustee must
record a notice of default and send a copy to the borrower-trustor and to any person  who has recorded  a request  for a  copy of a  notice of  default and notice of sale.  In  addition, the trustee in some states must provide notice to any  other individual having an  interest in the real  property, including any junior  lienholders.  If the  deed of trust is not  reinstated within any applicable cure  period, a notice  of sale must be  posted in a  public place and, in most states, published for a specified  period of time in one or more
newspapers.   In addition, some state laws  require that a copy of the notice of sale  be posted on the property and sent to all parties having an interest
of record in  the property.   The trustor, borrower,  or any person  having a
junior encumbrance  on the real  estate, may, during a  reinstatement period, cure the  default by paying the entire  amount in arrears plus  the costs and expenses incurred in enforcing the obligation.  Generally, state law controls the amount  of  foreclosure expenses  and costs,  including attorney's  fees, which may be recovered by a lender.  If the deed of  trust is not reinstated, a notice  of sale  must be  posted in  a public  place and,  in most  states,
published for  a specified period  of time  in one  or more  newspapers.   In
addition, some state laws require that a copy of the notice of sale be posted on the property, recorded  and sent to all parties having  an interest in the real property.

     An action to foreclose a mortgage is an action to recover the mortgage debt by enforcing the mortgagee's rights under the mortgage. It is regulated by statutes and rules and subject throughout to the court's equitable powers.
Generally, a mortgagor is bound by the terms of the related mortgage note and the mortgage as made and cannot be relieved from his default if the mortgagee has exercised his rights in a commercially reasonable manner. However, since a foreclosure action historically was equitable in nature, the court may exercise equitable powers to relieve a mortgagor of a default and deny the mortgagee foreclosure on proof that either the mortgagor's default was neither willful nor in bad faith or the mortgagee's action established a waiver, fraud, bad faith, or oppressive or unconscionable conduct such as to warrant a court of equity to refuse affirmative relief to the mortgagee.
Under certain circumstances a court of equity may relieve the mortgagor from an entirely technical default where such default was not willful.

     A foreclosure action  is subject to most  of the delays and  expenses of other  lawsuits  if  defenses  or  counterclaims  are  interposed,  sometimes
requiring  up to  several  years  to complete.    Moreover, a  non-collusive,
regularly  conducted  foreclosure sale  may  be  challenged as  a  fraudulent conveyance, regardless of the parties' intent, if a court determines that the sale was for  less than fair consideration  and such sale occurred  while the mortgagor was insolvent and within one  year (or within the state statute  of limitations  if the  trustee  in  bankruptcy elects  to  proceed under  state fraudulent conveyance law)  of the filing  of bankruptcy.  Similarly,  a suit against the debtor on the related  mortgage note may take several years  and, generally,  is  a remedy  alternative  to  foreclosure,  the mortgagee  being precluded from pursuing both at the same time.

     In the case of  foreclosure under either a mortgage or  a deed of trust, the sale  by the referee or other  designated officer or by the  trustee is a
public  sale.   However,  because  of the  difficulty  potential third  party purchasers at  the sale  have in determining  the exact  status of  title and because the physical  condition of the property may  have deteriorated during the foreclosure proceedings, it is uncommon for a third party to purchase the
property at  a foreclosure sale.   Rather,  it is  common for  the lender  to
purchase the property from the  trustee or referee for an amount that  may be equal  to the  unpaid principal amount  of the  mortgage note secured  by the mortgage or  deed of trust plus accrued and  unpaid interest and the expenses of foreclosure, in which  event the mortgagor's debt will be  extinguished or the lender may purchase for  a lesser amount in  order to preserve its  right against a  borrower to  seek a  deficiency judgment  in states  where such  a
judgment is available.   Thereafter, subject to the right of  the borrower in
some states to remain  in possession during the redemption period, the lender will assume the  burdens of ownership, including obtaining  hazard insurance, paying taxes and making such  repairs at its own expense as  are necessary to
render the property suitable for sale.   The lender will commonly obtain  the
services of  a  real  estate  broker  and  pay  the  broker's  commission  in connection with the  sale of the property.  Depending upon market conditions, the ultimate proceeds of the sale of the property may  not equal the lender's
investment in the property.   Any loss may be reduced  by the receipt of  any
mortgage guaranty Insurance Proceeds.

ENVIRONMENTAL RISKS

     Federal, state  and local laws  and regulations  impose a wide  range of requirements  on  activities that  may  affect  the  environment, health  and
safety.    These   include  laws  and  regulations  governing  air  pollutant emissions, hazardous  and toxic substances,  impacts to wetlands,  leaks from underground storage tanks  and the management, removal and  disposal of lead-
and asbestos-containing materials.  In certain circumstances, these laws  and regulations impose  obligations on  the owners  or  operators of  residential properties  such as those subject to  the Loans.  The  failure to comply with such laws and regulations may result in fines and penalties.

     Moreover, under various  federal, state and local laws  and regulations, an owner or operator of real estate may be liable for the costs of addressing hazardous substances on, in or beneath such property and related costs.  Such liability may be imposed without regard to whether the owner or operator knew of, or was responsible for, the presence of such substances, and could exceed the value of the property and the aggregate assets of the  owner or operator.
In addition,  persons who  transport or dispose  of hazardous  substances, or
arrange   for  the  transportation,   disposal  or  treatment   of  hazardous
substances,  at off-site  locations  may also  be  held liable  if there  are releases  or threatened  releases of  hazardous  substances at  such off-site locations.

     In  addition, under  the  laws  of some  states  and  under the  Federal
Comprehensive  Environmental   Response,  Compensation   and  Liability   Act
("CERCLA"), contamination of property may give rise to a lien on the property to assure the payment  of the costs of  clean-up.  In several states,  such a lien  has  priority  over  the  lien of  an  existing  mortgage  against such
property.    Under  CERCLA,  such  a lien  is  subordinate  to  pre-existing, perfected security interests.

     Under the laws  of some states, and under CERCLA, there is a possibility that  a lender  may be held  liable as  an "owner  or operator" for  costs of addressing  releases  or threatened  releases  of hazardous  substances  at a property, regardless of whether or not the environmental damage or threat was caused by a current or prior  owner or operator.  CERCLA and some  state laws provide an exemption from the definition of "owner or operator" for a secured creditor who, without "participating in  the management" of a facility, holds indicia  of ownership  primarily  to  protect its  security  interest in  the
facility.    The Solid  Waste  Disposal  Act  (the "SWDA")  provides  similar protection to secured creditors in  connection with liability for releases of
petroleum  from certain  underground storage  tanks.   However,  if a  lender
"participates in the management" of the facility  in question or is found not to  have held  its interest  primarily to  protect  a security  interest, the lender may forfeit its secured creditor exemption status.

     A regulation  promulgated by  the U.S.  Environmental Protection  Agency
(the  "EPA")  in April  1992  attempted to  clarify  the activities  in which lenders could  engage  both  prior to  and  subsequent to  foreclosure  of  a security interest  without forfeiting  the secured  creditor exemption  under
CERCLA.   The rule  was struck  down in 1994  by the  United States  Court of
Appeals  for  the District  of Columbia  Circuit  in Kelley  ex rel  State of
Michigan v.  Environmental Protection Agency,  15 F.3d 1100 (D.C  Cir. 1994),
reh'g  denied, 25  F.3d 1088,  cert.  denied sub  nom. Am.  Bankers  Ass'n v.
Kelley,  115 S.Ct.  900 (1995).   Another EPA regulation  promulgated in 1995
clarifies the activities  in which lenders may engage  without forfeiting the secured creditor exemption  under the underground storage tank  provisions of the SWDA.  That regulation has not been struck down.

     On September 30, 1996, Congress amended both CERCLA and the SWDA to provide additional clarification regarding the scope of the lender liability exemptions under the two statutes. Among other things, the 1996 amendments specify the circumstances under which a lender will be protected by the CERCLA and SWDA exemptions, both while the borrower is still in possession of the secured property and following foreclosure on the secured property.

     Generally,  the amendments  state that  a  lender who  holds indicia  of ownership primarily  to protect  a security  interest in  a facility  will be considered to participate in management only if, while  the borrower is still in possession of the facility encumbered by the security interest, the lender
(i) exercises decision-making  control over environmental  compliance related to  the facility  such  that  the lender  has  undertaken responsibility  for hazardous substance handling or disposal practices related to the facility or
(ii) exercises  control at a  level comparable to  that of  a manager of  the facility such  that the lender  has assumed or manifested  responsibility for
(a) overall  management of  the facility  encompassing daily  decision-making with respect to environmental compliance  or (b) overall or substantially all
of   the  operational   functions  (as   distinguished   from  financial   or
administrative  functions)  of  the  facility  other  than  the  function  of
environmental compliance.   The  amendments also  specify certain  activities
that  are  not  considered  to be  "participation  in  management," including monitoring  or enforcing  the terms  of the extension  of credit  or security interest, inspecting the facility, and requiring a lawful means of addressing the release or threatened release of a hazardous substance.

     The 1996 amendments also specify that a lender who did not participate in management of a facility prior to foreclosure will not be considered an "owner or operator," even if the lender forecloses on the facility and after foreclosure sells or liquidates the facility, maintains business activities, winds up operations, undertakes an appropriate response action, or takes any other measure to preserve, protect, or prepare the facility prior to sale or disposition, if the lender seeks to sell or otherwise divest the facility at the earliest practicable, commercially reasonable time, on commercially reasonable terms, taking into account market conditions and legal and regulatory requirements.

     The CERCLA and SWDA lender liability amendments specifically address the potential liability of lenders who hold mortgages or similar conventional security interests in real property, such as the Trust Fund does in connection with the Mortgage Loans and the Home Improvement Contracts.

     If a lender is or becomes liable under CERCLA, it may be authorized to bring a statutory action for contribution against any other "responsible parties," including a previous owner or operator. However, such persons or entities may be bankrupt or otherwise judgment proof, and the costs associated with environmental cleanup and related actions may be substantial.
Moreover, some state laws imposing liability for addressing hazardous substances do not contain exemptions from liability for lenders. Whether the costs of addressing a release or threatened release at a property pledged as collateral for one of the Loans would be imposed on the Trust Fund, and thus occasion a loss to the Holders, therefore depends on the specific factual and legal circumstances at issue.

RIGHTS OF REDEMPTION

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the trustor or mortgagor  and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale.
The  right  of  redemption  should   be  distinguished  from  the  equity  of
redemption, which is a  non-statutory right that  must be exercised prior  to the foreclosure sale.  In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of
foreclosure.   In other states,  redemption may  be authorized if  the former
borrower pays  only a portion  of the  sums due.   The effect of  a statutory
right of redemption  is to  diminish the ability  of the  lender to sell  the foreclosed property.  The exercise of a right of redemption would  defeat the title  of any purchaser at  a foreclosure sale, or  of any purchaser from the
lender  subsequent   to  foreclosure   or  sale  under   a  deed   of  trust.
Consequently, the  practical effect of a right of  redemption is to force the lender to retain  the property and  pay the expenses  of ownership until  the
redemption period  has run.   In some  states, there  is no  right to  redeem
property after a trustee's sale under a deed of trust.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGES

     The Mortgage Loans  comprising or underlying the Primary Assets included in  the Trust  Fund for a  Series will  be secured  by Mortgages or  deeds of trust, which  may be second or more junior  mortgages to other mortgages held
by other lenders  or institutional investors.   The rights of the  Trust Fund
(and  therefore the  Holders),  as  mortgagee under  a  junior mortgage,  are subordinate to  those of the  mortgagee under the senior  mortgage, including the prior  rights of  the senior mortgagee  to receive  hazard insurance  and condemnation proceeds and to cause the property securing the mortgage loan to be  sold upon  default of  the  mortgagor, thereby  extinguishing the  junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in  the  property in  foreclosure  litigation  and, possibly,  satisfies  the defaulted senior mortgage.  A junior mortgagee may satisfy a defaulted senior loan in full and, in some states,  may cure such default and bring the senior loan current, in  either event adding the amounts expended to the balance due
on the junior loan.   In most states, absent a  provision in the mortgage  or
deed  of trust,  no notice of  default is  required to  be given to  a junior mortgagee.

     The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard Insurance Policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any Insurance Proceeds payable under a hazard Insurance Policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

     Another provision sometimes found in the form of the mortgage or deed of trust used  by institutional  lenders obligates the  mortgagor to  pay before delinquency  all taxes  and assessments  on the property  and, when  due, all encumbrances,  charges and  liens on  the property  that appear prior  to the mortgage or deed  of trust,  to provide  and maintain fire  insurance on  the property, to maintain and repair the property and not to commit or permit any waste  thereof,  and  to  appear  in  and  defend  any action  or  proceeding purporting to affect  the property or the  rights of the mortgagee  under the
mortgage.    Upon  a failure  of  the  mortgagor  to  perform  any  of  these obligations,  the mortgagee  is given  the right  under certain  mortgages to perform the obligation  itself, at its election, with  the mortgagor agreeing to reimburse the mortgagee for any  sums expended by the mortgagee on  behalf of the mortgagor.  All  sums so expended by the mortgagee become  part of the indebtedness secured by the mortgage.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain  states have  imposed  statutory  prohibitions  that  limit  the remedies  of a  beneficiary under  a deed  of  trust or  a mortgagee  under a mortgage.  In  some states, statutes  limit the right  of the beneficiary  or mortgagee  to obtain  a  deficiency judgment  against the  borrower following
foreclosure  or sale  under a  deed of  trust.   A  deficiency judgment  is a
personal  judgment against the  former borrower  equal in  most cases  to the difference between the net amount realized  upon the public sale of the  real
property  and the  amount due  to  the lender.   Other  statutes  require the
beneficiary or  mortgagee to  exhaust the security  afforded under a  deed of trust or  mortgage by  foreclosure in  an attempt  to satisfy  the full  debt
before bringing a  personal action against  the borrower.   In certain  other
states, the lender has  the option of bringing a personal  action against the borrower on the debt without first exhausting such security; however, in some of these  states, the lender, following judgment on such personal action, may be deemed  to have  elected a  remedy and  may be  precluded from  exercising remedies with respect to the security.  Consequently, the practical effect of the election  requirement,  when applicable,  is  that lenders  will  usually proceed first  against the  security rather than  bringing a  personal action
against  the  borrower.    Finally,  other  statutory  provisions  limit  any
deficiency judgment against the former borrower following  a foreclosure sale to  the excess  of the  outstanding debt over  the fair  market value  of the property at  the time of the public  sale.  The purpose of  these statutes is generally to  prevent a beneficiary  or a  mortgagee from  obtaining a  large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

     In  addition to  laws  limiting  or  prohibiting  deficiency  judgments, numerous other statutory  provisions, including the federal  bankruptcy laws, the Federal Soldiers' and Sailors' Relief Act and state laws affording relief to debtors, may interfere with or affect the ability of the secured lender to
realize upon collateral  and/or enforce a deficiency judgment.   For example,
with respect to  federal bankruptcy law, the  filing of a petition acts  as a stay against the enforcement of remedies for collection of a debt.  Moreover, a court  with federal bankruptcy  jurisdiction may permit a  debtor through a
Chapter 13  Bankruptcy Code  rehabilitative plan to  cure a  monetary default with respect to a loan on a debtor's residence by  paying arrearages within a reasonable time  period and  reinstating the  original loan  payment schedule even though  the lender  accelerated the loan  and the  lender has  taken all steps to realize upon his security (provided no sale of the property  has yet
occurred)  prior to  the filing of  the debtor's  Chapter 13 petition.   Some
courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of  the reorganization case, that  effected the curing  of a loan default  by permitting the  obligor to pay  arrearages over a  number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan may be modified if the borrower has filed a petition
under Chapter 13.   These courts have suggested  that such modifications  may
include reducing  the amount of  each monthly  payment, changing the  rate of interest, altering the repayment schedule  and reducing the lender's security interest to the  value of the  residence, thus leaving  the lender a  general unsecured  creditor for the difference between the value of the residence and the outstanding balance of the loan.  Federal bankruptcy law and limited case law indicate  that the foregoing  modifications could  not be applied  to the terms  of a loan secured  by property that is the  principal residence of the
debtor.   In all cases, the secured creditor is  entitled to the value of its security plus post-petition interest, attorney's fees and costs to the extent the value of the security exceeds the debt.

     In a Chapter 11 case under the  Bankruptcy Code, the lender is precluded
from foreclosing  without  authorization  from  the bankruptcy  court.    The
lender's lien may  be transferred to  other collateral and/or  be limited  in amount to the value of the lender's interest in the collateral as of the date of the bankruptcy.  The loan  term may be extended, the interest rate  may be adjusted to market rates and the priority of the loan may be  subordinated to
bankruptcy court-approved financing.   The bankruptcy  court can, in  effect,
invalidate   due-on-sale  clauses  through  confirmed  Chapter  11  plans  of reorganization.

     The  Bankruptcy Code  provides priority  to certain  tax liens  over the
lender's  security.   This may  delay or  interfere with  the enforcement  of
rights  in respect of  a defaulted mortgage  loan.   In addition, substantive
requirements are imposed upon lenders  in connection with the origination and the servicing of mortgage  loans by numerous federal and  some state consumer
protection laws.   The  laws include the  federal Truth-in-Lending  Act, Real
Estate Settlement Procedures  Act, Equal Credit Opportunity  Act, Fair Credit
Billing Act, Fair Credit Reporting  Act and related statutes and regulations.
These  federal laws  impose specific statutory  liabilities upon  lenders who
originate loans and who  fail to comply with  the provisions of the law.   In
some cases, this liability may affect assignees of the loans.

DUE-ON-SALE CLAUSES IN MORTGAGE LOANS

     Due-on-sale clauses permit the lender  to accelerate the maturity of the
loan   if  the   borrower  sells   or  transfers,   whether  voluntarily   or
involuntarily, all or part of the real property securing the loan without the lender's prior written consent.  The enforceability of these clauses has been the subject of legislation or litigation  in many states, and in some  cases, typically involving  single family  residential mortgage  transactions, their
enforceability has  been  limited or  denied.   In  any  event, the  Garn-St.
Germain  Depository Institutions  Act  of 1982  (the "Garn-St.  Germain Act")
preempts  state constitutional,  statutory and  case  law that  prohibits the enforcement  of  due-on-sale clauses  and  permits lenders  to  enforce these clauses in accordance  with their terms, subject to certain exceptions.  As a result, due-on-sale clauses have become generally enforceable except in those
states  whose  legislatures   exercised  their  authority  to   regulate  the
enforceability  of such  clauses with  respect  to mortgage  loans that  were
(i) originated  or assumed  during  the "window  period"  under the  Garn-St.
Germain Act, which ended  in all cases not  later than October 15,  1982, and
(ii) originated  by  lenders  other  than  national  banks,  federal  savings institutions and federal credit unions.  FHLMC has taken the position  in its published mortgage servicing standards that, out of a total of eleven "window period states,"  five states  (Arizona, Michigan,  Minnesota, New  Mexico and
Utah)  have enacted  statutes extending,  on  various terms  and for  varying periods, the  prohibition on enforcement of due-on-sale  clauses with respect to certain categories of window period loans.  Also, the Garn-St. Germain Act does "encourage" lenders to  permit assumption of loans at  the original rate of interest or at some other rate less than the average of  the original rate and the market rate.

     In  addition, under federal bankruptcy  law, due-on-sale clauses may not
be   enforceable   in   bankruptcy  proceedings   and   may,   under  certain
circumstances,  be eliminated in  any modified  mortgage resulting  from such bankruptcy proceeding.

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

     Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating  the borrower to pay a late  charge if payments are not timely made,  and in some  circumstances may  provide for prepayment  fees or penalties if the  obligation is paid prior  to maturity.  In  certain states, there are or may be specific limitations,  upon the late charges a lender may
collect from a  borrower for delinquent payments.   Certain states also limit
the amounts that a lender may collect from a borrower as an additional charge
if the  loan is  prepaid.   Late charges  and prepayment  fees are  typically
retained by servicers as additional servicing compensation.

EQUITABLE LIMITATIONS ON REMEDIES

     In connection  with lenders'  attempts to  realize upon  their security, courts have invoked general equitable  principles.  The equitable  principles are generally designed to  relieve the borrower from the legal  effect of his
defaults  under the loan documents.   Examples of judicial remedies that have
been  fashioned include  judicial  requirements  that  the  lender  undertake affirmative and expensive  actions to determine the causes  of the borrower's default and the  likelihood that the borrower  will be able to  reinstate the loan.  In some cases, courts have substituted their judgment for the lender's judgment and  have required  that lenders reinstate  loans or  recast payment schedules in order to accommodate  borrowers who are suffering from temporary financial  disability.  In  other cases, courts  have limited the  right of a lender  to  realize upon  his  security  if the  default  under the  security agreement  is not  monetary, such  as  the borrower's  failure to  adequately maintain the  property  or the  borrower's execution  of secondary  financing affecting the property.  Finally, some courts  have been faced with the issue of whether or  not federal or state constitutional  provisions reflecting due process concerns  for adequate notice  require that borrowers  under security
agreements   receive  notices  in   addition  to  the  statutorily-prescribed
minimums.  For the most part,  these cases have upheld the notice  provisions as being  reasonable or  have found that,  in cases involving  the sale  by a trustee under  a deed of trust  or by a  mortgagee under a mortgage  having a power of  sale, there is  insufficient state action to  afford constitutional protections to the borrower.

     Most conventional single-family mortgage loans may be prepaid in full or in part without penalty.  The regulations of the Office of Thrift Supervision
(the "OTS") prohibit the imposition of a prepayment penalty or equivalent fee for  or in  connection with  the  acceleration of  a  loan by  exercise of  a
due-on-sale  clause.   A mortgagee  to  whom a  prepayment in  full  has been
tendered  may be compelled  to give either  a release  of the mortgage  or an instrument  assigning the existing  mortgage.  The absence  of a restraint on prepayment,  particularly  with  respect  to  mortgage  loans  having  higher mortgage rates,  may increase  the likelihood of  refinancing or  other early retirements of such mortgage loans.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980,  enacted in March  1980 ("Title V"),  provides that state  usury limitations shall  not apply to  certain types of residential  first mortgage
loans originated  by certain lenders after  March 31, 1980.   Similar federal
statutes were in effect with respect to  mortgage loans made during the first
three months of 1980.   The OTS, as successor  to the Federal Home Loan  Bank
Board,  is  authorized  to  issue   rules  and  regulations  and  to  publish
interpretations governing implementation of Title V.   Title V authorizes any
state to reimpose interest rate limits  by adopting, before April 1, 1983,  a state law, or by certifying that the voters of such state have voted in favor of any  provision, constitutional  or otherwise,  which expressly rejects  an
application of the federal law.   Fifteen states adopted such a  law prior to
the April  1, 1983  deadline.   In addition,  even where  Title V  is not  so
rejected, any state  is authorized by the  law to adopt a  provision limiting discount points or other charges on mortgage loans covered by Title V.

THE HOME IMPROVEMENT CONTRACTS

     General

     The  Home Improvement  Contracts,  other  than  those  Home  Improvement
Contracts that  are unsecured or  secured by mortgages  on real  estate (such
Home Improvement  Contracts are  hereinafter referred to  in this  section as
"contracts")  generally are  "chattel paper"  or  constitute "purchase  money security interests," each as defined in the Uniform Commercial Code in effect in the applicable jurisdiction (the "UCC").  Pursuant to the UCC, the sale of chattel  paper is  treated in a  manner similar  to perfection of  a security interest in  chattel paper.  Under the  related Agreement, the Depositor will transfer  physical possession of the contracts to the Trustee or a designated custodian  or may  retain possession  of the  contracts as custodian  for the
Trustee.   In addition,  the Depositor will  make an appropriate  filing of a
UCC-1 financing statement  in the appropriate  states to  give notice of  the
Trustee's  ownership of  the contracts.   Unless  otherwise specified  in the
related Prospectus Supplement, the contracts will not be stamped or otherwise marked  to  reflect their  assignment  from  the  Depositor to  the  Trustee.
Therefore, if through negligence, fraud or otherwise, a  subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the Trustee's interest in the contracts could be defeated.

     Security Interests in Home Improvements

     The contracts that are secured by the Home Improvements financed thereby grant to the originator of such contracts  a purchase money security interest in such Home Improvements to secure all or part of the purchase price of such
Home Improvements and  related services.  A financing  statement generally is not  required to be  filed to perfect  a purchase money  security interest in consumer  goods.  Such purchase money security  interests are assignable.  In general, a purchase  money security interest grants to the  holder a security interest that has priority over  a conflicting security interest in the  same
collateral and the proceeds of such collateral.   However, to the extent that
the  collateral subject  to  a  purchase money  security  interest becomes  a fixture, in order  for the related purchase  money security interest  to take priority over a conflicting interest in the fixture, the holder's interest in such Home Improvement must generally be perfected by a timely fixture filing.
In general, under the UCC, a security  interest does not exist under the  UCC in ordinary building material incorporated into an improvement on land.  Home
Improvement Contracts  that finance lumber,  bricks, other types  of ordinary
building   material  or   other  goods   that   are  deemed   to  lose   such
characterization,  upon  incorporation  of such  materials  into  the related property, will not  be secured by a  purchase money security interest  in the
Home Improvement being financed.

     Enforcement of Security Interest in Home Improvements

     So long  as the  Home Improvement  has not  become subject  to the  real estate  law, a creditor can repossess  a Home Improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of  the peace) or, in  the absence of voluntary  surrender and the ability to repossess  without breach of the  peace, by judicial  process.
The holder of a contract must give the debtor a number of days' notice, which varies from 10  to 30 days depending on  the state, prior to  commencement of
any repossession.   The UCC and consumer protection laws in most states place
restrictions on repossession  sales, including requiring prior  notice to the debtor and commercial  reasonableness in effecting such  a sale.  The  law in most states also requires  that the debtor be given notice  of any sale prior to resale of the unit that the debtor may redeem it at or before such resale.

     Under the  laws applicable  in most states,  a creditor  is entitled  to
obtain  a  deficiency   judgement  from  a  debtor  for   any  deficiency  on
repossession and resale of the property securing the debtor's loan.  However, some states  impose prohibitions or limitations on deficiency judgements, and in many  cases the defaulting borrower would have no assets with which to pay a judgement.

     Certain  other   statutory  provisions,  including  federal   and  state
bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgement.

     Consumer Protection Laws

     The  so-called   "Holder-in-Due-Course"  rule   of  the   Federal  Trade
Commission is intended  to defeat the ability of the transferor of a consumer credit contract that is the seller of goods that gave rise to the transaction
(and certain related lenders and assignees) to transfer such contract free of
notice  of claims by  the debtor thereunder.   The effect of  this rule is to
subject the assignee of such a contract to all claims and defenses the debtor
could assert  against the  seller of  goods.   Liability under  this rule  is
limited to amounts  paid under a contract;  however, the obligor also  may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trustee against  such obligor.  Numerous other federal and  state consumer  protection  laws impose  requirements applicable  to the origination and  lending pursuant  to the contracts,  including the  Truth in
Lending Act, the Federal Trade  Commission Act, the Fair Credit Billing  Act,
the Fair Credit  Reporting Act, the  Equal Credit Opportunity  Act, the  Fair
Debt Collection  Practices Act and the Uniform Consumer  Credit Code.  In the
case of  some of these laws, the failure  to comply with their provisions may affect the enforceability of the related contract.

     Applicability of Usury Laws

     Title V provides that, subject to the following conditions, state usury limitations shall not apply to any contract that is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

     Title V authorized  any state to reimpose limitations  on interest rates and finance charges by adopting before April 1, 1983 a law  or constitutional
provision that  expressly rejects  application of the  federal law.   Fifteen
states adopted such a law prior to the April 1, 1983 deadline.  In  addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points  or other charges on loans covered by Title V.

INSTALLMENT SALES CONTRACTS

     The Loans  may also consist  of installment  sales contracts.   Under an
installment sales contract (each, an "Installment Sales Contract") the seller
(hereinafter referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser  (hereinafter referred  to  in this  section  as the  "borrower")  for the  payment  of the
purchase price, plus  interest, over the term  of such contract.   Only after
full performance  by the borrower of the contract  is the lender obligated to convey title to the  property to the purchaser.  As with  mortgage or deed of trust  financing, during  the  effective  period  of  the  Installment  Sales
Contract, the borrower is generally  responsible for maintaining the property in good condition  and for paying real  estate taxes, assessments  and hazard
Insurance Policy premiums associated with the property.

     The method  of enforcing the  rights of the lender  under an Installment
Sales Contract varies on a state-by-state basis depending upon the extent  to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms.  The terms of Installment Sales
Contracts generally provide that upon a default by the borrower, the borrower loses  his or her  right to occupy  the property, the  entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited.
The lender in such a situation does not have to  foreclose in order to obtain title  to the property,  although in some  cases a  quiet title action  is in order if the borrower has filed the  Installment Sales Contract in local land records and an ejectment action may be necessary to recover possession.  In a few states, particularly in cases of borrower default during  the early years of  an Installment Sales  Contract, the courts  will permit ejectment  of the buyer and a forfeiture of his or her interest in the property.  However, most state  legislatures  have  enacted  provisions by  analogy  to  mortgage  law protecting  borrowers  under  Installment  Sales  Contracts  from  the  harsh
consequences of forfeiture.   Under such statutes, a  judicial or nonjudicial
foreclosure  may be required,  the lender may  be required to  give notice of default and the  borrower may be granted  some grace period during  which the
Installment Sales Contract may be reinstated upon full payment of the default amount and  the  borrower may  have a  post-foreclosure statutory  redemption
right.    In  other states,  courts  in  equity may  permit  a  borrower with significant investment  in the property  under an Installment  Sales Contract for the sale of real estate to share  in the proceeds of sale of the property after  the indebtedness  is repaid  or may  otherwise  refuse to  enforce the forfeiture clause.  Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear  title under an Installment Sales Contract in a given state are simpler and less  time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT OF 1940

     Under the Soldiers' and  Sailors' Civil Relief  Act of 1940, members  of all  branches  of  the  military  on  active  duty,  including  draftees  and reservists  in military  service, (i)  are  entitled to  have interest  rates reduced and capped at 6% per annum, on obligations (including Loans) incurred prior  to the commencement  of military service for  the duration of military service, (ii)  may be  entitled  to a  stay of  proceedings  on any  kind  of
foreclosure  or  repossession  action  in   the  case  of  defaults  on  such
obligations  entered into  prior  to  military service  for  the duration  of military service and (iii) may have the maturity of such obligations incurred prior  to military  service extended,  the payments  lowered and  the payment schedule readjusted  for a period  of time after  the completion  of military service.  However, the benefits  of (i), (ii), or (iii) above are  subject to challenge by creditors and if, in the opinion of the court, the ability of  a person to comply with such obligations is not materially impaired by military
service,  the  court  may  apply  equitable principles  accordingly.    If  a
borrower's obligation to  repay amounts otherwise due on a Loan included in a
Trust Fund for  a Series is relieved  pursuant to the Soldiers'  and Sailors'
Civil Relief Act of 1940, none of the Trust Fund, the Servicer, the Depositor nor any Trustee  will be required  to advance such  amounts, and any loss  in respect thereof may reduce the amounts available to be paid to the Holders of
the Securities of  such Series.   Unless otherwise  specified in the  related
Prospectus Supplement,  any shortfalls in  interest collections  on Loans  or
Underlying  Loans relating to the Private Securities, as applicable, included in a Trust Fund for a Series resulting from application  of the Soldiers' and
Sailors'  Civil  Relief  Act of  1940  will  be allocated  to  each  Class of
Securities of such Series that is entitled to receive interest in  respect of such Loans or Underlying  Loans in proportion to the interest  that each such
Class of Securities would have otherwise been entitled to receive  in respect of such Loans or Underlying Loans had such interest shortfall not occurred.

                                THE DEPOSITOR

     The Depositor  was incorporated in  the State of Delaware  in June 1995,
and  is a  wholly-owned subsidiary of  The Bear  Stearns Companies Inc.   The
Depositor's principal executive  offices are located at 245  Park Avenue, New
York, New York 10167.  Its telephone number is (212) 272-4095.

     The Depositor will not engage in any activities other than to authorize, issue, sell, deliver,  purchase and invest  in (and enter into  agreements in connection  with), and/or  to  engage in  the  establishment of  one  or more trusts, which will issue and sell,  bonds, notes, debt or equity  securities, obligations and  other securities  and  instruments ("Depositor  Securities")
collateralized or otherwise  secured or backed by,  or otherwise representing an interest in, among other things, receivables or pass-through certificates, or participations or certificates of participation or beneficial ownership in one or  more pools of  receivables, and the  proceeds of the  foregoing, that arise  in connection with loans secured by  certain first or junior mortgages on  real estate  or manufactured  housing and  any and  all other  commercial
transactions   and  commercial,  sovereign,  student  or  consumer  loans  or
indebtedness  and,  in   connection  therewith   or  otherwise,   purchasing,
acquiring,  owning,  holding,  transferring,  conveying, servicing,  selling, pledging, assigning, financing  and otherwise dealing with  such receivables, pass-through certificates, or participations or certificates of participation
or beneficial  ownership.   Article Third of  the Depositor's  Certificate of
Incorporation limits the Depositor's  activities to the above activities  and certain related activities,  such as credit enhancement with  respect to such
Depositor Securities,  and to any  activities incidental to and  necessary or convenient for the accomplishment of such purposes.

                               USE OF PROCEEDS



     The  Depositor will apply all  or substantially all  of the net proceeds from the sale of  each Series of Securities for one or  more of the following
purposes:  (i) to  purchase   the  related  Primary  Assets,   (ii) to  repay
indebtedness incurred to  obtain funds to acquire such  Primary Assets, (iii)
to establish any Reserve Funds described in the related Prospectus Supplement and (iv) to  pay costs of structuring and  issuing such Securities, including
the  costs of obtaining Enhancement, if any.   If so specified in the related
Prospectus Supplement, the purchase of the Primary Assets for a Series may be effected by an exchange of Securities with the Seller of such Primary Assets.

                  CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

GENERAL

     The  following is  a  summary of  certain  anticipated material  federal income tax  consequences of the  purchase, ownership, and disposition  of the
Securities and is based on  the opinion of Brown & Wood LLP,  special counsel
to the  Depositor (in such  capacity, "Tax Counsel").   The summary  is based
upon  the provisions  of the  Code,  the regulations  promulgated thereunder, including,  where  applicable,  proposed regulations,  and  the  judicial and administrative rulings and decisions now in effect, all  of which are subject to change or possible differing  interpretations.  The statutory  provisions, regulations, and interpretations  on which this  interpretation is based  are subject to change, and such a change could apply retroactively.

     The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances. This summary focuses primarily upon investors who will hold
Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code. Prospective investors may wish to consult their own tax advisers concerning the federal, state, local and any other tax consequences as relates specifically to such investors in connection with the purchase, ownership and disposition of the Securities.

     The federal  income tax consequences  to Holders will vary  depending on whether (i) the  Securities of a Series are classified  as indebtedness; (ii)
an  election is made to treat the Trust  Fund relating to a particular Series of Securities as a real estate mortgage investment conduit  (a "REMIC") under the  Internal  Revenue  Code of  1986,  as amended  (the  "Code");  (iii) the
Securities  represent an  ownership interest  in some  or  all of  the assets included in the Trust Fund for a Series; or (iv) an election is made to treat the  Trust  Fund  relating  to  a particular  Series  of  Certificates  as  a partnership; or (v) an election is made to treat the Trust Fund relating to a
particular  Series  of   Securities  as  a  Financial   Asset  Securitization
Investment Trust  ("FASIT") under  the Code.   The Prospectus  Supplement for
each Series of Securities will specify how the Securities will be treated for federal income  tax purposes and  will discuss  whether a REMIC  election, if any, will be made with respect to such Series.

     As used herein,  the term "U.S. Person"  means a citizen or  resident of the  United States,  a corporation,  partnership or  other entity  created or organized  in  or  under the  laws  of  the United  States  or  any political subdivision thereof (other than a partnership that is not treated as a United
States person  under any applicable  Treasury regulations),  an estate  whose income is  subject to  U.S. federal income  tax regardless  of its  source of income, or a  trust if a court within  the United States is  able to exercise primary supervision of the trust and  one or more United States persons  have
the   authority  to  control   all  substantial   decisions  of   the  trust.
Notwithstanding  the   preceding  sentence,   to  the   extent  provided   in
regulations, certain  trusts in existence  on August 20, 1996  and treated as
United States persons prior to such date that elect to continue to be treated as United States persons shall be considered U.S. Persons as well.

TAXATION OF DEBT SECURITIES

     Status  as Real Property Loans.  Except to the extent otherwise provided in the related Prospectus Supplement, if the Securities are regular interests in  a REMIC  ("Regular  Interest  Securities") or  represent  interests in  a grantor trust, Tax Counsel is of the opinion that:  (i) Securities held by  a domestic building  and loan association will constitute  "loans... secured by
an  interest   in  real  property"   within  the  meaning  of   Code  section
7701(a)(19)(C)(v); and (ii) Securities held by a real estate investment trust will  constitute "real  estate assets"  within  the meaning  of Code  section
856(c)(4)(A)  and interest  on  Securities will  be  considered "interest  on obligations  secured by mortgages  on real property  or on  interests in real property" within the meaning of Code section 856(c)(3)(B).

     Interest  and Acquisition  Discount.   In  the opinion  of Tax  Counsel,
Regular  Interest Securities  are generally  taxable to  Holders in  the same manner as evidences  of indebtedness issued by the REMIC.  Stated interest on the Regular Interest Securities will be taxable as ordinary  income and taken into  account using  the  accrual  method of  accounting,  regardless of  the
Holder's  normal accounting  method.   Interest  (other  than original  issue
discount) on  Securities (other  than Regular Interest  Securities) that  are characterized  as  indebtedness for  federal  income  tax  purposes  will  be includible  in income  by  Holders  thereof in  accordance  with their  usual
methods of accounting.   Securities characterized as debt  for federal income
tax purposes and Regular Interest  Securities will be referred to hereinafter collectively as "Debt Securities."

     Tax Counsel is  of the opinion  that Debt  Securities that are  Compound
Interest Securities will, and certain of the other Debt  Securities issued at
a discount  may,  be issued  with  "original issue  discount"  ("OID").   The
following discussion is based  in part on the rules governing  OID, which are set forth  in Sections  1271-1275 of  the Code  and the Treasury  regulations issued thereunder on February 2, 1994 and  amended on June 11, 1996 (the "OID
Regulations").  A Holder should  be aware, however, that the OID  Regulations do not adequately address  certain issues relevant to prepayable  securities, such as the Debt Securities.

     In general,  OID, if any, will  equal the difference between  the stated
redemption price at maturity of a Debt  Security and its issue price.  In the opinion of Tax Counsel, a Holder of a Debt Security  must include such OID in gross income as  ordinary interest income as it accrues under a method taking
into account an economic  accrual of the discount.   In general, OID must  be
included in income  in advance of the  receipt of the cash  representing that income.  The amount of OID  on a Debt Security will be considered  to be zero if it is less than a de minimis amount determined under the Code.

     The  issue price  of a  Debt  Security is  the first  price  at which  a substantial amount of  Debt Securities of that  Class are sold to  the public
(excluding bond houses, brokers, underwriters  or wholesalers).  If less than a substantial  amount of a  particular Class of  Debt Securities is  sold for cash on or prior to the Closing Date,  the issue price for such Class will be
treated as  the fair market  value of such  Class on the  Closing Date.   The
issue price of  a Debt Security also  includes the amount paid by  an initial
Debt Security  Holder for accrued interest that relates  to a period prior to the issue date of the Debt Security.  The stated redemption price at maturity of a  Debt  Security includes  the  original  principal amount  of  the  Debt
Security, but  generally will not  include distributions of interest  if such distributions constitute "qualified stated interest."

     Under the  OID Regulations,  qualified stated  interest generally  means interest  payable  at a  single  fixed rate  or qualified  variable  rate (as described below); provided,  that such interest payments  are unconditionally payable  at intervals of one year or less  during the entire term of the Debt
Security.      The  OID   Regulations  state   that  interest   payments  are
unconditionally  payable only if a late payment  or nonpayment is expected to
be penalized  or reasonable remedies exist  to compel payment.   Certain Debt
Securities may provide for  default remedies in the event of  late payment or nonpayment of interest.  In the opinion of Tax Counsel, the interest on  such
Debt  Securities will  be unconditionally  payable  and constitute  qualified
stated  interest,  not  OID.    However,  absent  clarification  of  the  OID
Regulations, where Debt  Securities do not provide for  default remedies, the interest payments will  be included in the Debt  Security's stated redemption price at maturity and  taxed as OID.  Interest  is payable at a single  fixed rate  only if  the rate appropriately  takes into  account the length  of the interval between payments.  Distributions of interest on Debt Securities with respect to which deferred interest will accrue, will not constitute qualified stated  interest payments,  in  which  case the  stated  redemption price  at maturity of  such Debt Securities  includes all distributions of  interest as well as principal thereon.  Where the interval between the issue date and the first Distribution Date on a Debt  Security is either longer or shorter  than the  interval between  subsequent  Distribution  Dates, all  or  part of  the interest  foregone,  in the  case  of the  longer  interval, and  all  of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de  minimis rule
described below.   In the  case of a Debt  Security with a  long first period that has  non-de minimis  OID,  all stated  interest  in excess  of  interest payable at  the effective  interest rate for  the long  first period  will be included in  the stated redemption  price at  maturity and the  Debt Security will generally have OID.  Holders of Debt Securities should consult their own tax  advisors to  determine the issue  price and  stated redemption  price at maturity of a Debt Security.

     Under the de  minimis rule, OID on a Debt Security will be considered to be zero  if such  OID is less  than 0.25% of  the stated redemption  price at maturity of the Debt Security multiplied by the weighted  average maturity of
the Debt Security.   For this purpose,  the weighted average maturity  of the
Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e.,  rounding down partial years) from the  issue date  until each  distribution in  reduction  of stated  redemption price  at maturity is scheduled to be made by a fraction, the numerator of which is the amount  of each  distribution  included  in the  stated  redemption price  at maturity of  the Debt  Security and the  denominator of  which is  the stated
redemption price at  maturity of the Debt  Security.  Holders  generally must report de minimis OID pro rata  as principal payments are received, and  such income will be capital gain if the  Debt Security is held as a capital asset.
However, accrual method  Holders may elect  to accrue all  de minimis OID  as well as market discount under a constant interest method.

     Debt Securities may  provide for interest based on  a qualified variable
rate.   Under  the  OID Regulations,  interest  is treated  as  payable at  a qualified variable  rate and  not as contingent  interest if,  generally, (i)
such interest  is unconditionally payable  at least annually, (ii)  the issue price  of  the  debt  instrument  does not  exceed  the  total  noncontingent principal  payments and  (iii) interest  is  based on  a "qualified  floating rate," an  "objective rate," or  a combination of "qualified  floating rates"
that do not  operate in  a manner  that significantly  accelerates or  defers
interest payments on  such Debt Security.   In the case of  Compound Interest
Securities, certain Interest  Weighted Securities, and  certain of the  other
Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

     The  Internal  Revenue   Service  (the  "IRS")  recently   issued  final
regulations (the  "Contingent Payment Regulations") governing the calculation
of OID  on instruments having  contingent interest payments.   The Contingent
Payment Regulations, represent  the only guidance regarding the  views of the
IRS with respect  to contingent interest instruments and  specifically do not apply for  purposes of calculating  OID on debt  instruments subject  to Code
Section  1272(a)(6),  such as  the  Debt  Security.   Additionally,  the  OID
Regulations  do not contain provisions specifically interpreting Code Section
1272(a)(6).    Until  the  Treasury  issues guidance  to  the  contrary,  the applicable Trustee intends to base its computation on Code Section 1272(a)(6)
and the OID Regulations as described in this Prospectus.  However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be  no assurance  that  such  methodology represents  the  correct manner  of calculating OID.

     The Holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt
Security, the sum of  the "daily portions"  of such original issue  discount.
The amount of OID includible in income by a Holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Loans, the amount of OID includible in income of a Holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

     The  amount of  OID to  be  included in  income by  a Holder  of  a debt instrument, such  as certain Classes of the  Debt Securities, that is subject to acceleration  due to prepayments  on other debt obligations  securing such instruments (a  "Pay-Through Security"), is  computed by taking  into account the anticipated  rate of prepayments  assumed in pricing the  debt instrument
(the "Prepayment Assumption").  The amount of  OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of
(a) the present value of all payments remaining to be made on the Pay-Through
Security  as of the close of  the accrual period and  (b) the payments during the accrual period  of amounts included in the stated redemption price of the
Pay-Through  Security,  over  the  adjusted issue  price  of  the Pay-Through
Security at the  beginning of the accrual period.   The present value  of the
remaining payments is to  be determined on the  basis of three factors:   (i)
the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of  each accrual period and properly adjusted for the length  of the accrual period), (ii) events that have occurred before the  end of the  accrual period and  (iii) the assumption  that the remaining payments will be made in  accordance with the original Prepayment Assumption.
The effect of this  method is to increase the portions of  OID required to be included in income by a Holder to take into account prepayments  with respect to  the  Loans at  a  rate that  exceeds  the Prepayment  Assumption,  and to decrease (but not below zero for any period) the portions  of OID required to be included  in income by  a Holder  of a Pay-Through  Security to  take into account prepayments with respect  to the Loans at a rate  that is slower than
the Prepayment  Assumption.   Although OID  will  be reported  to Holders  of
Pay-Through  Securities based on the Prepayment Assumption, no representation is made  to Holders that Loans will  be prepaid at that rate  or at any other rate.

     The  Depositor  may adjust  the accrual  of  OID on  a Class  of Regular
Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the Loans, although the OID Regulations do not provide for such adjustments. If the IRS were to require that OID be accrued without such adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

     Certain Classes of Regular Interest  Securities may represent more  than
one  Class  of REMIC  regular interests.   Unless  otherwise provided  in the
related Prospectus Supplement, the  applicable Trustee intends, based on  the
OID Regulations, to  calculate OID on such  Securities as if, solely  for the purposes of  computing OID, the separate regular interests were a single debt instrument.

     A subsequent Holder of a Debt Security  will also be required to include
OID in gross income, but such a Holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial Holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

     Effects  of Defaults and Delinquencies.   In the opinion of Tax Counsel,
Holders  will  be  required to  report  income with  respect  to  the related
Securities  under an  accrual  method  without giving  effect  to delays  and reductions in distributions  attributable to a default or  delinquency on the
Loans, except  possibly to the  extent that it  can be established  that such amounts are uncollectible.  As a result, the amount of income (including OID)
reported by a  Holder of such  a Security in  any period could  significantly exceed  the amount of cash  distributed to such  Holder in that  period.  The
Holder will eventually  be allowed  a loss (or  will be allowed  to report  a lesser  amount  of  income)  to  the extent  that  the  aggregate  amount  of distributions on  the Securities is  reduced as a  result of a  Loan default.
However, the timing and character of such losses or reductions in  income are uncertain and, accordingly,  Holders of Securities  should consult their  own tax advisors on this point.

     Interest Weighted  Securities.   It is  not clear  how income  should be
accrued with  respect to Regular  Interest Securities or  Stripped Securities
(as  defined under  "--Tax Status as  a Grantor  Trust; General"  herein) the payments on which consist  solely or primarily of a specified  portion of the interest  payments on  qualified mortgages  held  by the  REMIC  or on  Loans
underlying  Pass-Through Securities  ("Interest Weighted  Securities").   The
Trustee intends to take the  position that all of the income  derived from an
Interest Weighted Security should be treated  as OID and that the amount  and rate  of accrual of  such OID should  be calculated by  treating the Interest
Weighted Security as a  Compound Interest Security.  However, in  the case of
Interest Weighted Securities that are  entitled to some payments of principal and that are  Regular Interest Securities the Internal  Revenue Service could assert  that income  derived from  an  Interest Weighted  Security should  be calculated as if the Security were a security purchased at a premium equal to the excess of the price paid by such Holder for such Security over its stated
principal amount, if any.  Under this approach, a Holder would be entitled to amortize such premium only if it has  in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such Holder, as described  below.  Alternatively,  the IRS could  assert that  an Interest
Weighted Security  should be taxable  under the rules governing  bonds issued
with contingent payments.   Such treatment may be more likely  in the case of
Interest Weighted Securities that are Stripped Securities as described below.
See "--Tax  Status as  a Grantor Trust--Discount  or Premium  on Pass-Through
Securities."

     Variable Rate Debt Securities. In the opinion of Tax Counsel, in the case of Debt Securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that (i) the yield to maturity of such Debt Securities and (ii) in the case of Pay-Through Securities, the present value of all payments remaining to be made on such Debt Securities, should be calculated as if the interest index remained at its value as of the issue date of such Securities. Because the proper method of adjusting accruals of OID on a variable rate Debt Security is uncertain, Holders of variable rate Debt Securities should consult their own tax advisers regarding the appropriate treatment of such Securities for federal income tax purposes.

     Market Discount.    In the  opinion of  Tax Counsel,  a  purchaser of  a
Security may be subject to the market discount rules of Sections 1276-1278 of the Code.  A Holder that acquires a Debt Security with more than a prescribed de  minimis  amount  of  "market  discount" (generally,  the  excess  of  the principal amount  of the Debt  Security over the purchaser's  purchase price)
will  be required  to include accrued  market discount in  income as ordinary income in each  month, but limited to  an amount not exceeding  the principal payments on  the Debt Security received in that  month and, if the Securities
are sold, the gain realized.   Such market discount would accrue  in a manner
to  be provided  in  Treasury  regulations but,  until  such regulations  are issued, such market discount would in general accrue either (i) on  the basis of a  constant yield  (in the  case of  a Pay-Through  Security, taking  into account a prepayment assumption) or (ii) in  the ratio of (a) in the case  of
Securities (or in  the case of a  Pass-Through Security, as set  forth below, the Loans underlying such Security) not originally issued with original issue discount,  stated interest  payable in  the relevant  period to  total stated
interest remaining to  be paid at the beginning  of the period or  (b) in the case of Securities (or, in the case  of a Pass-Through Security, as described below, the Loans  underlying such Security) originally issued  at a discount,
OID in the relevant period to total OID remaining to be paid.

     Section 1277  of the Code  provides that, regardless of  the origination date of the Debt  Security (or, in the  case of a Pass-Through  Security, the
Loans),  the  excess of  interest  paid or  accrued  to purchase  or  carry a
Security (or, in the case of a Pass-Through Security, as described below, the underlying  Loans)  with  market  discount over  interest  received  on  such
Security is  allowed as a current deduction only to the extent such excess is greater than  the market  discount that  accrued during the  taxable year  in
which  such interest expense was incurred.   In general, the deferred portion
of  any interest  expense will  be deductible  when such  market discount  is included in income, including upon the sale, disposition, or repayment of the
Security  (or in the case of a Pass-Through Security, an underlying Loan).  A
Holder may  elect  to  include market  discount  in income  currently  as  it accrues, on  all market discount  obligations acquired by such  Holder during the taxable  year such  election is made  and thereafter,  in which  case the interest deferral rule will not apply.

     Premium.   In the opinion of Tax Counsel,  a Holder who purchases a Debt
Security (other  than an Interest  Weighted Security to the  extent described above)  at  a cost  greater than  its  stated redemption  price  at maturity, generally will  be considered to  have purchased  the Security at  a premium, which  it may  elect to  amortize  as an  offset to  interest income  on such
Security (and not as a separate  deduction item) on a constant yield  method.
Although  no regulations  addressing the  computation of  premium accrual  on securities  similar  to  the Securities  have  been  issued, the  legislative history of the 1986 Act indicates  that premium is to be accrued in  the same
manner  as  market discount.   Accordingly,  it appears  that the  accrual of
premium on  a Class of  Pay-Through Securities will  be calculated  using the
prepayment assumption  used in  pricing such  Class.   If a  Holder makes  an
election to amortize premium on a Debt Security, such election will  apply to all taxable debt  instruments (including all REMIC regular  interests and all pass-through certificates representing ownership interests in a trust holding debt obligations)  held by the Holder at the beginning of the taxable year in which  the election  is made, and  to all  taxable debt  instruments acquired thereafter by such Holder, and will be irrevocable without the consent of the
IRS.  Purchasers  who pay a premium  for the Securities should  consult their tax advisers regarding the election to amortize  premium and the method to be employed.

     Election to  Treat All  Interest as Original  Issue Discount.   The  OID
Regulations  permit a  Holder  of a  Debt  Security to  elect  to accrue  all interest, discount (including  de minimis market or  original issue discount)
and premium in income as interest, based on a constant yield method for  Debt
Securities  acquired on or after April 4, 1994.   If such an election were to
be made with respect to a Debt  Security with market discount, the Holder  of the Debt  Security would be  deemed to  have made an  election to  include in income currently market  discount with respect to all  other debt instruments having market discount that such Holder  of the Debt Security acquires during
the year  of the  election or  thereafter.   Similarly, a  Holder  of a  Debt
Security that makes this election for  a Debt Security that is acquired  at a premium will be deemed to have made an election to amortize bond premium with respect to  all debt  instruments having amortizable  bond premium  that such
Holder  owns or  acquires.   The election  to accrue  interest,  discount and
premium on  a  constant yield  method  with respect  to  a Debt  Security  is irrevocable.

TAXATION OF THE REMIC AND ITS HOLDERS

     General.   In the opinion  of Tax Counsel,  if a REMIC election  is made with  respect to a  Series of Securities,  then the arrangement  by which the
Securities of that Series  are issued will be treated  as a REMIC as long  as all of the provisions of the  applicable Agreement are complied with and  the
statutory  and regulatory  requirements are  satisfied.   Securities will  be
designated  as "Regular  Interests" or  "Residual Interests"  in a  REMIC, as
specified in the related Prospectus Supplement.

     Except to the extent specified  otherwise in a Prospectus Supplement, if a REMIC  election is  made with  respect to  a Series of  Securities, in  the opinion of Tax  Counsel (i) Securities held  by a domestic building  and loan association will  constitute "a regular  or a  residual interest in  a REMIC"
within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least
95%  of the  REMIC's assets  consist of  cash, government  securities, "loans secured by an interest in real property," and other types of assets described in Code  Section 7701(a)(19)(C)); and (ii)  Securities held by  a real estate investment trust will  constitute "real estate assets" within  the meaning of
Code Section 856(c)(4)(A), and income with  respect to the Securities will be considered "interest on obligations secured  by mortgages on real property or
on  interests  in   real  property"  within  the  meaning   of  Code  Section
856(c)(3)(B) (assuming, for both  purposes, that at least 95%  of the REMIC's assets are qualifying assets).  If less than 95% of
the REMIC's assets consist of assets  described in (i) or (ii) above, then  a
Security will qualify for the  tax treatment described in (i) or  (ii) in the proportion that such REMIC assets are qualifying assets.

REMIC EXPENSES; SINGLE CLASS REMICS

     As a general rule, in the opinion of Tax Counsel, all of the expenses of a  REMIC  will be  taken into  account  by Holders  of the  Residual Interest
Securities.   In the case  of a "single  class REMIC," however,  the expenses will  be allocated,  under Treasury  regulations,  among the  Holders of  the
Regular  Interest  Securities  and  the  Holders  of  the  Residual  Interest
Securities on a daily basis in  proportion to the relative amounts of  income
accruing to each  Holder on that day.   In the case of a  Holder of a Regular
Interest Security  who is an  individual or a "pass-through  interest holder"
(including  certain pass-through  entities  but  not  including  real  estate investment trusts),  such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the  Holder, exceed 2% of such Holder's adjusted  gross income.  In addition, for  taxable years beginning  after December 31,  1990, the amount of  itemized deductions otherwise allowable  for the  taxable year for  an individual  whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation  for taxable  years beginning  after 1990)  will be reduced  by the lesser of (i) 3% of the  excess of adjusted gross income over  the applicable amount, or (ii) 80% of the amount  of itemized deductions otherwise allowable for such  taxable year.  The reduction or  disallowance of this deduction may have a significant  impact on the yield  of the Regular Interest  Security to such a Holder.  In general terms, a single class REMIC is one that either (i)
would qualify, under existing  Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be  classified as  debt for  federal income  tax purposes)  or (ii)  is similar to such a trust and that is structured with  the principal purpose of avoiding the  single class REMIC  rules.  Unless  otherwise specified in  the related Prospectus Supplement, the expenses of the REMIC will be allocated to
Holders of the related residual interest securities.

TAXATION OF THE REMIC

     General.   Although a REMIC is a separate  entity for federal income tax purposes, in the opinion of Tax Counsel, a  REMIC is not generally subject to entity-level tax.  Rather, the taxable income or net loss of a REMIC is taken
into account  by the Holders of residual interests.   As described above, the
regular interests are generally taxable as debt of the REMIC.

     Calculation of REMIC Income. In the opinion of Tax Counsel, the taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any original issue discount or market discount on loans and other assets, and (ii) deductions, including stated interest and original issue discount accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A Holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such Holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such Holder's adjusted gross income.

     For  purposes of computing  its taxable  income or  net loss,  the REMIC should have  an  initial aggregate  tax  basis in  its  assets equal  to  the aggregate  fair  market value  of  the  regular  interests and  the  residual interests on  the Startup  Day (generally,  the day  that  the interests  are
issued).   That aggregate  basis will be  allocated among  the assets  of the
REMIC in proportion to their respective fair market values.

     The OID provisions of the Code apply to loans of individuals  originated on or after March 2, 1984, and the market discount  provisions apply to loans originated after July  18, 1984.  Subject  to possible application of  the de minimis rules, the method of accrual by the REMIC of OID income on such loans will  be  equivalent  to  the  method  under  which  Holders  of  Pay-Through
Securities  accrue original  issue discount  (i.e., under the  constant yield method taking into account the Prepayment Assumption).  The REMIC will deduct
OID on the Regular Interest Securities in the same manner that the Holders of the Regular Interest Securities include  such discount in income, but without
regard  to the de  minimis rules.   See "Taxation of  Debt Securities" above.
However, a REMIC that  acquires loans at a market discount  must include such market discount in income  currently, as it  accrues, on a constant  interest basis.

     To the extent  that the REMIC's basis  allocable to loans that  it holds exceeds their  principal amounts, the  resulting premium, if  attributable to mortgages originated  after September  27, 1985, will  be amortized  over the life  of the  loans  (taking into  account  the Prepayment  Assumption)  on a
constant  yield method.    Although  the law  is  somewhat unclear  regarding
recovery of premium attributable to loans  originated on or before such date, it is possible that such premium  may be recovered in proportion to  payments of loan principal.

     Prohibited  Transactions  and  Contributions Tax.    The  REMIC  will be
subject  to  a  100%  tax  on  any  net  income  derived  from  a "prohibited transaction." For this purpose, net  income will be calculated without taking into account  any  losses  from  prohibited transactions  or  any  deductions
attributable to  any prohibited  transaction  that resulted  in a  loss.   In
general, prohibited transactions include:  (i) subject to limited exceptions, the sale or  other disposition of any  qualified mortgage transferred  to the
REMIC; (ii) subject to a limited exception, the sale or other  disposition of a cash  flow investment;  (iii) the  receipt of  any income  from assets  not permitted to be held  by the REMIC pursuant to the Code;  or (iv) the receipt of any fees or  other compensation for services rendered by the REMIC.  It is anticipated that  a REMIC will not  engage in any  prohibited transactions in
which it  would recognize  a material  amount of  net income.   In  addition,
subject to a  number of exceptions, a tax  is imposed at the rate  of 100% on amounts  contributed to a  REMIC after  the close  of the  three-month period
beginning on the  Startup Day.   The Holders of Residual  Interest Securities
will generally be  responsible for the payment  of any such taxes  imposed on
the REMIC.   To the extent not  paid by such  Holders or otherwise,  however, such taxes  will be paid out of the Trust Fund and will be allocated pro rata to all outstanding Classes of Securities of such REMIC.

TAXATION OF HOLDERS OF RESIDUAL INTEREST SECURITIES

     In the opinion of Tax Counsel, the Holder of a Certificate representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such Holder held the Residual Interest
Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the Holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

     In  the opinion  of  Tax  Counsel, the  Holder  of a  Residual  Interest
Security must report  its proportionate  share of the  taxable income of  the
REMIC  whether  or  not  it   receives  cash  distributions  from  the  REMIC
attributable to such income or loss.  The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans  held by the REMIC were issued or  acquired at a discount, since mortgage  prepayments cause recognition  of discount income,  while the corresponding portion of  the prepayment could be used in whole or in part to make  principal  payments  on  REMIC  Regular Interests  issued  without  any discount or at an insubstantial discount  (if this occurs, it is likely  that
cash  distributions will  exceed taxable  income  in later  years).   Taxable
income may  also be greater  in earlier  years of certain  REMIC issues as  a result  of the  fact that  interest expense  deductions, as  a  percentage of outstanding  principal on REMIC  Regular Interest Securities,  will typically increase over  time as lower  yielding Securities are paid,  whereas interest income with respect  to loans will generally  remain constant over time  as a percentage of loan principal.

     In any event, because the Holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest
Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

     Limitation on Losses.  In the opinion  of Tax Counsel, the amount of the
REMIC's net loss that a Holder may take into account currently is  limited to the Holder's adjusted basis  at the end of the calendar quarter in which such loss arises.  A Holder's basis in a Residual Interest Security will initially equal such Holder's purchase price, and will subsequently be increased by the amount  of the REMIC's taxable income  allocated to the Holder, and decreased
(but not  below zero) by the amount  of distributions made and  the amount of
the  REMIC's net loss allocated  to the Holder.   Any disallowed  loss may be
carried forward indefinitely,  but may be used  only to offset income  of the
REMIC  generated  by the  same REMIC.    The ability  of Holders  of Residual
Interest  Securities  to deduct  net  losses  may  be subject  to  additional limitations under the Code, as to which such Holders should consult their tax advisers.

     Distributions.   In  the  opinion  of Tax  Counsel,  distributions on  a
Residual Interest Security (whether  at their scheduled times or as  a result of prepayments) will generally not result in any additional taxable income or
loss to  a Holder  of a Residual  Interest Security.   If the amount  of such
payment exceeds a Holder's adjusted  basis in the Residual Interest Security, however, the Holder will recognize gain (treated as gain from the sale of the
Residual Interest Security) to the extent of such excess.

     Sale or Exchange.  In the opinion of Tax Counsel, a Holder of a Residual
Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such Holder's adjusted basis in the Residual Interest
Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling Holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

     Excess Inclusions.   In the opinion of  Tax Counsel, the portion  of the
REMIC taxable income of  a Holder of a Residual  Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating  losses, on such Holder's federal  income tax return.
Further, if the  Holder of a  Residual Interest  Security is an  organization subject to the tax on unrelated business income imposed by Code  Section 511, such Holder's excess  inclusion income will be treated  as unrelated business
taxable income of such Holder.   In addition, under Treasury  regulations yet
to  be issued,  if a  real estate  investment trust,  a  regulated investment company, a common trust fund, or certain  cooperatives were to own a Residual
Interest Security,  a portion of  dividends (or other distributions)  paid by the real estate investment trust (or other entity) would be treated as excess
inclusion income.   If  a Residual  Security is  owned by  a foreign  person,
excess inclusion  income is subject to tax at a rate of 30%, which may not be reduced by treaty, is not eligible  for treatment as "portfolio interest" and
is subject to certain additional limitations.   See "Tax Treatment of Foreign
Investors."  The Small Business Job Protection Act of 1996 has eliminated the special rule permitting  Section 593 institutions ("thrift  institutions") to use  net operating  losses and  other  allowable deductions  to offset  their
excess  inclusion  income   from  Residual  Interest  Securities   that  have
"significant  value" within the  meaning of the  REMIC Regulations, effective for taxable years beginning after  December 31, 1995, except with respect  to
Residual Interest  Securities continuously held by a thrift institution since
November 1, 1995.

     In  addition, the  Small Business  Job Protection  Act of  1996 provides
three  rules  for  determining  the   effect  on  excess  inclusions  on  the
alternative minimum taxable income of  a residual Holder.  First, alternative minimum taxable income for such  residual Holder is determined without regard to  the  special  rule  that  taxable  income  cannot  be  less  than  excess
inclusions.   Second, a residual Holder's alternative  minimum taxable income for a tax  year cannot be less than  excess inclusions for the  year.  Third, the amount of any alternative minimum tax net  operating loss deductions must
be  computed  without regard  to  any excess  inclusions.    These rules  are
effective  for tax years beginning after December 31, 1986, unless a residual
Holder elects  to have  such rules apply  only to  tax years  beginning after
August 20, 1996.

     The  excess inclusion portion of a  REMIC's income is generally equal to the  excess,  if any,  of  REMIC  taxable  income for  the  quarterly  period allocable to a Residual Interest  Security, over the daily accruals  for such quarterly period of (i) 120% of the long  term applicable federal rate on the
Startup Day  multiplied by  (ii) the  adjusted issue  price of  such Residual
Interest  Security at the  beginning of such quarterly  period.  The adjusted issue price of a Residual Interest at the beginning of each  calendar quarter will equal  its  issue  price  (calculated  in  a  manner  analogous  to  the determination of  the issue  price of a  Regular Interest), increased  by the aggregate of  the daily accruals  for prior calendar quarters,  and decreased
(but not  below zero) by  the amount of  loss allocated  to a Holder  and the amount of  distributions made  on the Residual  Interest Security  before the
beginning  of the quarter.   The long-term  federal rate, which  is announced
monthly by the Treasury Department, is an  interest rate that is based on the average  market yield  of  outstanding marketable  obligations of  the United
States government having remaining maturities in excess of nine years.

     Under the REMIC Regulations, in certain circumstances, transfers of Residual Securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign
Investors" below.

     Restrictions  on Ownership and Transfer of Residual Interest Securities.
As a condition to qualification  as a REMIC, reasonable arrangements  must be
made  to  prevent  the   ownership  of  a  REMIC  residual  interest  by  any
"Disqualified Organization."   Disqualified Organizations include  the United
States, any State  or political subdivision thereof, any  foreign government, any international  organization, or any  agency or instrumentality of  any of the foregoing, a rural electric or telephone cooperative described in Section
1381(a)(2)(C) of  the Code,  or any  entity exempt  from the  tax imposed  by
Sections  1-1399 of the  Code, if such  entity is not  subject to  tax on its unrelated business income.  Accordingly, the applicable Pooling and Servicing
Agreement will  prohibit Disqualified  Organizations from  owning a  Residual
Interest Security.  In addition, no transfer of a Residual Interest  Security will be  permitted unless the proposed transferee shall have furnished to the
Trustee  an  affidavit representing  and  warranting  that  it is  neither  a
Disqualified  Organization nor  an agent  or nominee  acting on  behalf of  a
Disqualified Organization.

     If  a  Residual  Interest  Security  is  transferred  to  a Disqualified
Organization after March 31, 1988 (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of  such Residual
Interest  Security  at  the  time  of  the  transfer.    In  addition,  if  a
Disqualified Organization  holds an interest  in a pass-through  entity after
March 31,  1988 (including, among  others, a partnership, trust,  real estate investment  trust, regulated  investment company,  or any  person  holding as nominee), that  owns a  Residual Interest  Security, the  pass-through entity will  be required to pay an  annual tax on its  allocable share of the excess inclusion income of the REMIC.

     Under  the REMIC  Regulations,  if  a Residual  Interest  Security is  a
"noneconomic residual interest," as described below, a transfer of a Residual
Interest  Security to  a United  States person  will be  disregarded for  all federal tax purposes  unless no significant  purpose of  the transfer was  to
impede the assessment or collection of tax.   A Residual Interest Security is
a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of  the expected future distributions on  the Residual Interest
Security at least equals the product of  the present value of the anticipated excess inclusions  and the highest  rate of  tax for  the year  in which  the
transfer  occurs  and  (ii)  the   transferor  reasonably  expects  that  the
transferee will receive distributions from the REMIC  at or after the time at which  the taxes  accrue on  the anticipated excess  inclusions in  an amount
sufficient to  satisfy  the accrued  taxes.   If  a  transfer of  a  Residual
Interest  is disregarded,  the transferor  would  be liable  for any  federal income tax imposed  upon taxable income  derived by  the transferee from  the
REMIC.  The REMIC Regulations provide no guidance as to how to determine if a significant purpose of  a transfer is to impede  the assessment or collection
of  tax.    A similar  type  of  limitation exists  with  respect  to certain transfers of residual interests by  foreign persons to United States persons.
See "--Tax Treatment of Foreign Investors."

     Mark  to Market  Rules.    Prospective purchasers  of  a REMIC  Residual
Interest Security should be aware that the IRS recently finalized regulations
(the "Final Mark-to-Market Regulations"), which provide that a REMIC Residual
Interest Security acquired after January 3, 1995  cannot be marked-to-market.
Prospective purchasers  of a REMIC Residual Interest  Security should consult their  tax advisors regarding the possible  application of the Mark to Market
Regulations.

ADMINISTRATIVE MATTERS

     The REMIC's books  must be maintained on  a calendar year basis  and the
REMIC must file an annual federal income tax return.   The REMIC will also be
subject  to the procedural and administrative rules of the Code applicable to partnerships, including the  determination of any adjustments to, among other things, items of REMIC income, gain,  loss, deduction, or credit, by the  IRS in a unified administrative proceeding.

TAX STATUS AS A GRANTOR TRUST

     General.  As further specified  in the related Prospectus Supplement, if a  REMIC election  is not  made and  the Trust  Fund is  not structured  as a partnership, then, in the opinion of Tax Counsel, the Trust Fund  relating to a Series of Securities will be classified  for federal income tax purposes as a grantor trust under Subpart E,  Part 1 of Subchapter J of the  Code and not
as an association  taxable as a corporation  (the Securities of  such Series,
"Pass-Through Securities").   In some Series  there will be no  separation of
the principal and interest payments on  the Loans.  In such circumstances,  a
Holder will be considered to have purchased a pro rata undivided  interest in
each of  the Loans.   In  other cases  ("Stripped Securities"),  sale of  the
Securities will produce a separation in the  ownership of all or a portion of the principal payments from all or a portion of the interest payments  on the
Loans.

     In the opinion  of Tax Counsel, each  Holder must report on  its federal income tax return its  share of the gross income derived  from the Loans (not reduced by  the amount  payable as  fees to  the applicable  Trustee and  the
Servicer and similar  fees (collectively, the "Servicing Fee")),  at the same time and in the  same manner as such items would have been reported under the
Holder's tax  accounting  method  had  it held  its  interest  in  the  Loans directly, received directly its share of the amounts received with respect to the Loans, and paid directly its share of the Servicing Fees.  In the case of
Pass-Through  Securities other  than Stripped  Securities,  such income  will consist of  a pro rata  share of all  of the income  derived from all  of the
Loans and, in the case of Stripped Securities, such income will consist  of a pro  rata share  of the income  derived from  each stripped bond  or stripped coupon in which the Holder  owns an interest.  The Holder of  a Security will generally  be entitled  to deduct  such Servicing  Fees under Section  162 or
Section  212 of  the Code to  the extent  that such Servicing  Fees represent
"reasonable" compensation for the services rendered by the applicable Trustee and  the Servicer (or third parties  that are compensated for the performance
of services).   In the case of a noncorporate Holder, however, Servicing Fees
(to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation)  will  be deductible  in  computing such  Holder's  regular tax
liability  only  to   the  extent  that  such  fees,  when   added  to  other
miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not  be deductible  to  any  extent in  computing  such Holder's  alternative
minimum  tax liability.    In  addition, for  taxable  years beginning  after
December 31, 1990, the amount  of itemized deductions otherwise allowable for the taxable  year for an individual  whose adjusted gross income  exceeds the applicable amount  (which amount  will be adjusted  for inflation  in taxable years beginning after  1990) will be reduced by  the lesser of (i)  3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

     Discount or Premium  on Pass-Through Securities.  In the  opinion of Tax
Counsel,  the Holder's purchase  price of  a Pass-Through  Security is  to be allocated  among  the  Loans  in  proportion to  their  fair  market  values,
determined as  of the time  of purchase  of the Securities.   In  the typical
case,  the  Trustee  (to  the  extent  necessary  to  fulfill  its  reporting obligations) will treat each Loan as  having a fair market value proportional to the share of the aggregate Principal Balances of all  of the Loans that it represents, since the Securities,  unless otherwise specified in the  related
Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics.  To the extent that the portion of the purchase price of  a Pass-Through  Security allocated to  a Loan  (other than to  a right to
receive   any  accrued  interest  thereon  and  any  undistributed  principal payments) is less than  or greater than the portion of  the Principal Balance of the Loan allocable to the Security, the interest in the Loan allocable  to the Pass-Through Security will be deemed to have been acquired at  a discount or premium, respectively.

     The  treatment of  any  discount  will depend  on  whether the  discount represents OID or market discount.  In the case of a Loan  with OID in excess of a  prescribed de  minimis amount or  a Stripped  Security, a  Holder of  a
Security will  be required to report as interest  income in each taxable year its share  of the amount of OID  that accrues during that year  in the manner
described above.   OID with respect  to a Loan  could arise, for  example, by virtue of the financing of points by the originator of the Loan, or by virtue of the charging of points by the originator of the Loan in an amount  greater than  a statutory  de minimis  exception,  in circumstances  under which  the points are not currently deductible  pursuant to applicable Code  provisions.
Any  market  discount or  premium on  a  Loan will  be includible  in income, generally  in  the  manner  described  above,  except that  in  the  case  of
Pass-Through Securities,  market discount is  calculated with respect  to the
Loans underlying the  Certificate, rather than with respect  to the Security.
A Holder that acquires  an interest in a Loan originated  after July 18, 1984 with more than a de minimis amount of market discount (generally,  the excess of the principal  amount of the Loan over the  purchaser's allocable purchase price) will be required to include  accrued market discount in income in  the manner set forth above.  See "--Taxation of Debt Securities; Market Discount"
and "--Premium" above.

     In the case of market discount on a Pass-Through Security attributable to Loans originated on or before July 18, 1984, the Holder generally will be required to allocate the portion of such discount that is allocable to a loan among the principal payments on the Loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

     Stripped  Securities.   A Stripped  Security  may represent  a right  to
receive  only a portion  of the  interest payments on  the Loans,  a right to receive only principal payments on the  Loans, or a right to receive  certain payments of both interest and principal.  Certain Stripped Securities ("Ratio
Strip Securities") may represent a  right to receive differing percentages of
both the interest and  principal on each Loan.   Pursuant to Section  1286 of
the Code, the separation  of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all  of the principal payments  results in the creation  of "stripped bonds" with respect to principal payments and "stripped coupons" with respect
to interest  payments.   Section 1286 of  the Code applies  the OID  rules to
stripped  bonds and  stripped coupons.   For  purposes of  computing original
issue discount,  a stripped bond or  a stripped coupon  is treated as  a debt instrument issued on  the date that such stripped interest  is purchased with an  issue price equal  to its  purchase price or,  if more  than one stripped interest  is purchased, the ratable share  of the purchase price allocable to such stripped interest.

     Servicing  fees in  excess  of reasonable  servicing  fees (the  "excess servicing fee") will be treated under the stripped bond rules.  If the excess servicing fee is less than  100 basis points (i.e., 1% interest on the Loan's
Principal Balance) or  the Securities are  initially sold with  a de  minimis discount (assuming no  prepayment assumption is required), any non-de minimis discount  arising from  a subsequent  transfer  of the  Securities should  be
treated  as market  discount.   The IRS  appears to  require that  reasonable
servicing  fees be calculated on a Loan  by Loan basis, which could result in some Loans  being treated as  having more than  100 basis points  of interest stripped off.

     The  Code, OID  Regulations  and judicial  decisions  provide no  direct guidance as  to how  the interest and  original issue  discount rules  are to
apply to  Stripped Securities and  other Pass-Through Securities.   Under the
method  described  above for  Pay-Through  Securities  (the "Cash  Flow  Bond
Method"), a  prepayment assumption  is used and  periodic recalculations  are made that take into account with respect to each accrual period the effect of
prepayments  during such  period.   However, the  1986 Act  does not,  absent
Treasury  regulations, appear specifically  to cover instruments  such as the
Stripped Securities, which  technically represent ownership interests  in the underlying  Loans, rather  than  being debt  instruments  "secured by"  those
loans.   Nevertheless, it  is believed that  the Cash  Flow Bond Method  is a reasonable method of reporting income for such Securities, and it is expected that OID  will be reported  on that basis  unless otherwise specified  in the
related Prospectus Supplement.   In applying the calculation  to Pass-Through
Securities, the Trustee  will treat all payments  to be received by  a Holder with  respect to  the underlying  Loans as payments  on a  single installment obligation.  The IRS could, however, assert that original issue discount must be calculated separately for each Loan underlying a Security.

     Under certain circumstances, if the Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a Holder's recognition of income. If, however, the Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a Holder's recognition of income.

     In  the case  of  a  Stripped  Security that  is  an  Interest  Weighted
Security, the applicable Trustee intends, absent contrary authority, to report income to Holders as OID, in the manner described above for Interest
Weighted Securities.

     Possible Alternative Characterizations.   The  characterizations of  the
Stripped Securities described above are not the only possible interpretations of the applicable  Code provisions.  Among other  possibilities, the Internal
Revenue Service could  contend that (i) in certain  Series, each non-Interest
Weighted Security is composed of  an unstripped undivided ownership  interest in  Loans  and an  installment  obligation consisting  of  stripped principal payments;  (ii)  the  non-Interest Weighted  Securities  are  subject  to the contingent  payment provisions  of the  Proposed Regulations;  or (iii)  each
Interest Weighted Stripped  Security is composed  of an unstripped  undivided ownership  interest in  Loans  and an  installment  obligation consisting  of stripped interest payments.

     Given  the  variety  of  alternatives  for  treatment  of  the  Stripped
Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

     Character  as Qualifying  Loans.   In the  case of  Stripped Securities,
there is no specific legal authority existing regarding whether the character of the Securities, for federal income  tax purposes, will be the same  as the
Loans.   The IRS  could take  the position that  the Loans  character is  not
carried  over  to  the  Securities  in  such   circumstances.    Pass-Through
Securities will be, and, although the matter is not free from doubt, Stripped
Securities should be considered to  represent "real estate assets" within the meaning  of  Section  856(c)(4)(A) of  the  Code,  and "loans  secured  by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the  Code; and  interest  income  attributable to  the  Securities should  be considered to represent "interest on obligations secured by mortgages on real property  or on  interests in  real property" within  the meaning  of Section
856(c)(3)(B) of the  Code.  Reserves or  funds underlying the  Securities may cause  a proportionate  reduction in  the  above-described qualifying  status categories of Securities.

SALE OR EXCHANGE

     Subject to the  discussion below with respect to Trust Funds as to which a partnership election is made, in the opinion of Tax Counsel, a Holder's tax basis in its  Security is  the price such  Holder pays for  a Security,  plus amounts of  original issue or market discount  included in income and reduced by any payments received (other  than qualified stated interest payments) and
any amortized  premium.   Gain or  loss recognized  on a  sale, exchange,  or
redemption  of a  Security, measured  by  the difference  between the  amount realized and the Security's basis as so adjusted such gain will  generally be capital gain or loss,  assuming that the Security is held  as a capital asset and will generally be long-term capital gain or loss if the holding period of
the security  is one  year or more.   The  Taxpayer Relief  Act of 1997  (the
"Act") reduces  the maximum  rates on long-term  capital gains  recognized on capital assets held by individual taxpayers  for more than eighteen months as of  the date of  disposition (and would  further reduce the  maximum rates on such gains  in the year 2001 and  thereafter for certain individual taxpayers
who  meet specified conditions).   The capital gains  rate for capital assets
held  by individual  taxpayers for  more  than twelve  months  but less  than eighteen  months was not  changed by the  Act.  The  Act does  not change the
capital gain  rates for corporations.   Prospective investors  should consult
their own tax advisors concerning these tax law changes.

     In the case of a Security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest
Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the Holder's income if the yield on such Regular Interest
Security had equaled 110% of the applicable federal rate as of the beginning of such Holder's holding period, over the amount of ordinary income actually recognized by the Holder with respect to such Regular Interest Security.

MISCELLANEOUS TAX ASPECTS

     Backup Withholding.   Subject  to the discussion  below with  respect to
Trust Funds as to which a partnership election is made, a Holder,  other than a Holder  of a REMIC Residual Security,  may, under certain circumstances, be
subject  to  "backup  withholding"   at  a  rate  of  31%   with  respect  to
distributions or the proceeds of a sale of certificates to or through brokers that represent interest  or original issue discount on the  Securities.  This withholding  generally  applies if  the  Holder of  a Security  (i)  fails to furnish  the applicable Trustee with  its taxpayer identification number (the
"TIN"); (ii) furnishes  the applicable Trustee an incorrect  TIN; (iii) fails to report  properly  interest, dividends  or other  "reportable payments"  as defined in the Code;  or (iv) under certain  circumstances, fails to  provide the applicable  Trustee or such  Holder's securities broker with  a certified statement,  signed under penalty  of perjury,  that the  TIN provided  is its correct  number and  that the Holder  is not  subject to  backup withholding.
Backup withholding will not apply,  however, with respect to certain payments made to  Holders, including  payments to certain  exempt recipients  (such as exempt  organizations)  and  to  certain  Nonresidents  (as  defined  below).
Holders  should consult  their tax  advisers  as to  their qualification  for exemption  from  backup  withholding  and  the  procedure for  obtaining  the exemption.

     The applicable Trustee will report to the Holders and to the Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

NEW WITHHOLDING REGULATIONS

     On October 6, 1997, the  Treasury Department issued new regulations (the
"New  Regulations"), which  make certain  modifications  to the  withholding, backup withholding and information reporting  rules described above.  The New
Regulations attempt to  unify certification requirements and  modify reliance standards.  The New Regulations will generally be effective for payments made
after December  31, 1998, subject  to certain transition rules.   Prospective
investors are  urged  to consult  their own  tax advisors  regarding the  New
Regulations.


TAX TREATMENT OF FOREIGN INVESTORS

     Subject to the  discussion below with respect to Trust Funds as to which a partnership  election is made,  under the Code, unless  interest (including
OID) paid  on  a  Security  (other than  a  Residual  Interest  Security)  is considered to be  "effectively connected" with a trade  or business conducted in the United  States by a nonresident alien  individual, foreign partnership or foreign corporation ("Nonresidents"), in  the opinion of Tax Counsel, such interest will  normally qualify as  portfolio interest (except where  (i) the recipient is  a holder,  directly or by  attribution, of 10%  or more  of the capital  or  profits interest  in  the issuer,  or  (ii) the  recipient  is a controlled foreign corporation to  which the issuer is a  related person) and
will  be  exempt  from  federal  income tax.    Upon  receipt  of appropriate
ownership statements, the issuer normally  will be relieved of obligations to
withhold tax  from such  interest payments.   These provisions  supersede the
generally applicable  provisions of  United States  law that  would otherwise require the issuer to withhold  at a 30% rate (unless such rate  were reduced or eliminated by an applicable  tax treaty) on, among other  things, interest
and  other  fixed  or  determinable,   annual  or  periodic  income  paid  to
Nonresidents.   Holders of  Pass-Through Securities and  Stripped Securities,
including Ratio Strip  Securities, however, may be subject  to withholding to the extent that the Loans were originated on or before July 18, 1984.

     Interest and OID of Holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the Holder. They will, however, generally be subject to the regular United States income tax.

     Payments  to Holders  of Residual  Interest Securities  who  are foreign persons will  generally be treated  as interest for  purposes of the  30% (or lower treaty rate) United States withholding tax.  Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio  interest." It  is clear  that, to  the extent  that a  payment represents  a  portion  of  REMIC  taxable  income  that  constitutes  excess inclusion  income, a  Holder of  a  Residual Interest  Security  will not  be entitled to an exemption from or reduction  of the 30% (or lower treaty rate)
withholding  tax  rule.    If  the  payments are  subject  to  United  States
withholding tax,  they generally will  be taken into account  for withholding tax  purposes only when  paid or distributed  (or when the  Residual Interest
Security is  disposed of).  The Treasury has statutory authority, however, to promulgate  regulations that  would require  such  amounts to  be taken  into account at an  earlier time in order to  prevent the avoidance of  tax.  Such regulations could, for example, require withholding prior to the distribution of  cash  in  the case  of  Residual  Interest Securities  that  do  not have
significant  value.   Under the  REMIC  Regulations, if  a Residual  Interest
Security  has tax  avoidance potential,  a  transfer of  a Residual  Interest
Security to a  Nonresident will be disregarded for all  federal tax purposes.
A Residual Interest Security has tax avoidance  potential unless, at the time of  the  transfer the  transferor  reasonably  expects  that the  REMIC  will distribute to the transferee residual interest Holder amounts that will equal at  least  30%  of each  excess  inclusion,  and that  such  amounts  will be distributed at or  after the time at  which the excess inclusions  accrue and
not later than the calendar year following the calendar year of accrual.   If
a  Nonresident transfers  a Residual  Interest  Security to  a United  States
person, and  if the  transfer has the  effect of  allowing the  transferor to avoid  tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues  to be treated as the owner of the Residual Interest
Security for purposes of the withholding tax provisions of the Code.  See "--
Excess Inclusions."

TAX CHARACTERIZATION OF THE TRUST FUND AS A PARTNERSHIP

     Tax Counsel is of the opinion that a Trust Fund structured as a partnership will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Certificates has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

     If the Trust Fund  were taxable as a corporation for  federal income tax purposes, in the opinion  of Tax Counsel, the Trust Fund would  be subject to corporate income tax on its taxable income.  The Trust Fund's  taxable income would include all its income, possibly reduced by its interest expense on the
Notes.   Any such corporate income tax could materially reduce cash available to  make payments  on the  Notes and  distributions on the  Certificates, and
Certificateholders could be  liable for any  such tax that  is unpaid by  the
Trust Fund.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

     Treatment of the Notes as Indebtedness.  The Trust Fund will  agree, and the Noteholders will agree  by their purchase of Notes, to treat the Notes as
debt for federal  income tax purposes.   In such a circumstance,  Tax Counsel
is, except as otherwise provided in the related Prospectus Supplement, of the opinion that the  Notes will  be classified  as debt for  federal income  tax purposes.  The discussion below assumes this characterization of the Notes is correct.

     OID, Indexed  Securities, etc.   The discussion  below assumes  that all
payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Strip Notes.  Moreover, the discussion assumes that the  interest formula  for the  Notes meets  the requirements  for "qualified stated  interest" under the  OID Regulations, and  that any OID  on the Notes
(i.e., any  excess of  the principal  amount of  the Notes  over their  issue price) does not  exceed a de minimis  amount (i.e., 0.25% of  their principal amount multiplied by  the number of full  years included in their  term), all
within the  meaning of  the OID  regulations.   If these  conditions are  not
satisfied  with  respect  to  any  given  series  of  Notes,  additional  tax considerations with respect to such Notes will be disclosed in the applicable
Prospectus Supplement.

     Interest Income on the Notes.  Based on the above assumptions, except as discussed in  the following  paragraph, in  the opinion  of Tax Counsel,  the
Notes will not  be considered issued with  OID.  The stated  interest thereon will be taxable to a Noteholder as ordinary interest income when  received or accrued in accordance with such Noteholder's method of tax accounting.  Under the  OID Regulations, a Holder of  a Note issued with  a de minimis amount of
OID must  include such  OID in  income, on  a pro  rata  basis, as  principal payments are made on the  Note.  It is  believed that any prepayment  premium paid  as a  result of a  mandatory redemption  will be taxable  as contingent
interest when it becomes fixed and unconditionally payable.   A purchaser who
buys  a Note  for more or  less than  its principal amount  will generally be subject, respectively, to the  premium amortization or market discount  rules of the Code.

     A Holder of a Note that  has a fixed maturity date of not  more than one year from the issue date of such Note (a "Short-Term Note") may be subject to
special rules.   An accrual basis  Holder of a  Short-Term Note (and  certain cash method Holders,  including regulated investment companies,  as set forth in Section  1281 of the Code) generally would  be required to report interest income as interest  accrues on a  straight-line basis over  the term of  each
interest period.   Other cash  basis Holders of  a Short-Term Note  would, in general, be required  to report interest income  as interest is paid  (or, if
earlier, upon  the taxable disposition of  the Short-Term Note).   However, a
cash basis  Holder of a  Short-Term Note reporting  interest income as  it is paid  may be required  to defer a  portion of any  interest expense otherwise deductible on indebtedness incurred to  purchase or carry the Short-Term Note until the taxable  disposition of the Short-Term Note.  A cash basis taxpayer may elect  under Section 1281  of the Code  to accrue interest  income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would  include interest on the  Short-Term Note in income  as it accrues,  but  would not  be subject  to the  interest expense  deferral rule
referred to in  the preceding  sentence.   Certain special rules  apply if  a
Short-Term Note is purchased for more or less than its principal amount.

     Sale  or  Other  Disposition.   In  the  opinion of  Tax  Counsel,  if a
Noteholder  sells a Note, the Holder will recognize gain or loss in an amount equal to  the difference  between the  amount realized  on the  sale and  the
Holder's adjusted tax basis in the Note.  The adjusted tax basis of a Note to a  particular Noteholder will equal the Holder's cost for the Note, increased by  any  market  discount,  acquisition  discount,  OID and  gain  previously included by such Noteholder in income with  respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received  by such Noteholder with respect to
such Note.   Any such gain or loss  will be capital gain or  loss if the Note was held  as a capital asset,  except for gain  representing accrued interest
and  accrued market  discount not  previously  included in  income.   Capital
losses generally may be used only to offset capital gains.

     Foreign Holders.  In the opinion of Tax Counsel, interest  payments made
(or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest," and generally will not be subject to United
States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust Fund or the Seller (including a Holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust Fund or the Seller is a "related person" within the meaning of the Code and (ii) provides the Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United
States federal income and withholding tax; provided, that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

     Backup Withholding.   Each Holder of a Note (other than an exempt Holder
such  as  a  corporation,  tax-exempt  organization,  qualified  pension  and profit-sharing  trust, individual retirement account or nonresident alien who provides certification  as to  status as a  nonresident) will be  required to provide,  under penalties of  perjury, a certificate  containing the Holder's name, address, correct federal taxpayer identification number and a statement that the  Holder is not  subject to backup  withholding.  Should  a nonexempt
Noteholder fail to provide the required certification, the Trust Fund will be required to  withhold 31  percent  of the  amount  otherwise payable  to  the
Holder,  and remit  the withheld amount  to the  IRS as a  credit against the
Holder's federal income tax liability.

     The New Regulations  described herein make certain modifications  to the
backup  withholding and  information reporting  rules.   The  New Regulations
generally  will be  effective  for  payments made  after  December 31,  1998,
subject  to certain  transition rules.   Prospective  investors are  urged to
consult their own tax advisors regarding the New Regulations.

     Possible  Alternative Treatments  of the  Notes.   If,  contrary to  the
opinion of Tax Counsel, the IRS successfully asserted that one or more of the
Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the  Trust Fund.  If so treated, the  Trust
Fund  might  be  taxable  as  a corporation  with  the  adverse  consequences described above (and  the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on Notes recharacterized as equity).  Alternatively,  and most  likely in  the view of  Tax Counsel,  the
Trust Fund might be treated as  a publicly traded partnership that would  not be  taxable as a corporation because  it would meet certain qualifying income tests.  Nonetheless,  treatment of the  Notes as equity  interests in such  a publicly traded  partnership could have  adverse tax consequences  to certain
Holders.   For  example, income  to  certain tax-exempt  entities  (including pension funds)  would  be  "unrelated business  taxable  income,"  income  to foreign Holders generally  would be subject to  U.S. tax and U.S.  tax return filing and withholding requirements, and individual Holders  might be subject to certain limitations  on their ability to  deduct their share of  the Trust
Fund's expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES

     Treatment  of the Trust Fund  as a Partnership.   The Trust Fund and the
Servicer will agree, and the  Certificateholders will agree by their purchase of Certificates,  to treat the  Trust Fund as  a partnership for  purposes of federal  and state income  tax, franchise tax  and any other  tax measured in whole or  in part  by income, with  the assets  of the partnership  being the assets  held by  the Trust Fund,  the partners  of the partnership  being the
Certificateholders, and  the Notes being  debt of the partnership.   However,
the proper characterization of the  arrangement involving the Trust Fund, the
Certificates, the Notes, the Trust Fund and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

     A variety of alternative characterizations  are possible.  For  example, because the Certificates  have certain features  characteristic of debt,  the
Certificates  might  be  considered  debt  of  the  Trust  Fund.    Any  such
characterization would not  result in materially adverse  tax consequences to
Certificateholders  as  compared to  the consequences  from treatment  of the
Certificates  as equity  in a  partnership, described  below.   The following
discussion  assumes that  the Certificates  represent  equity interests  in a partnership.

     Indexed Securities,  etc.   The  following discussion  assumes that  all
payments  on the Certificates  are denominated in  U.S. dollars, none  of the
Certificates are Indexed Securities or  Strip Certificates, and that a Series of  Securities includes a single Class of  Certificates.  If these conditions are  not  satisfied  with  respect  to  any  given  Series  of  Certificates, additional  tax considerations  with  respect to  such  Certificates will  be disclosed in the applicable Prospectus Supplement.

     Partnership  Taxation.   If the  Trust  Fund is  a  partnership, in  the
opinion of Tax Counsel, the Trust Fund will not be subject to  federal income tax.  Rather, in  the opinion of Tax Counsel, each  Certificateholder will be required to  separately take  into account such  Holder's allocated  share of income, gains,  losses, deductions and credits of the  Trust Fund.  The Trust
Fund's income will  consist primarily of interest and  finance charges earned on the Loans (including appropriate  adjustments for market discount, OID and
bond premium)  and any  gain upon collection  or disposition  of Loans.   The
Trust  Fund's deductions  will consist  primarily of  interest  accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans.

     In  the opinion  of Tax  Counsel,  the tax  items of  a  partnership are allocable to the  partners in accordance with the  Code, Treasury regulations and  the  partnership  agreement  (here,  the  Trust  Agreement  and  related
documents).    The  Trust  Agreement  will  provide,  in  general,  that  the
Certificateholders will  be allocated  taxable income of  the Trust  Fund for each month  equal  to  the sum  of  (i)  the  interest that  accrues  on  the
Certificates in  accordance  with  their  terms  for  such  month,  including interest accruing at  the Pass-Through Rate  for such month  and interest  on amounts  previously due on the Certificates but not yet distributed; (ii) any
Trust Fund income attributable to discount  on the Loans that corresponds  to any excess  of the principal  amount of  the Certificates over  their initial issue price  (iii) prepayment premium  payable to the  Certificateholders for
such  month;   and  (iv)  any   other  amounts  of  income   payable  to  the
Certificateholders for such month.   Such allocation  will be reduced by  any
amortization by the  Trust Fund of premium  on Loans that corresponds  to any excess of  the issue price of Certificates over  their principal amount.  All remaining  taxable  income  of  the  Trust Fund  will  be  allocated  to  the
Depositor.  Based  on the economic arrangement of the parties, in the opinion of  Tax Counsel,  this approach for  allocating Trust  Fund income  should be permissible  under applicable Treasury regulations, although no assurance can be given  that the IRS  would not require  a greater  amount of income  to be allocated to  Certificateholders.  Moreover,  in the opinion of  Tax Counsel, even  under  the foregoing  method of  allocation, Certificateholders  may be allocated  income equal to the entire  Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient  cash to make  current cash  distributions of such  amount.  Thus,  cash basis Holders will  in effect  be required to  report income  from the Certificates  on the accrual basis  and Certificateholders  may become liable  for taxes  on Trust
Fund income even if they  have not received cash from  the Trust Fund to  pay such taxes.  In addition, because  tax allocations and tax reporting will  be done on a uniform basis for all Certificateholders but Certificateholders may be  purchasing  Certificates  at different  times  and  at different  prices,
Certificateholders may  be required  to report on  their tax  returns taxable income that is greater or less than  the amount reported to them by the Trust
Fund.

     In the opinion of Tax Counsel, all of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a Holder under the Code.

     In  the  opinion of  Tax  Counsel,  an  individual taxpayer's  share  of expenses of the Trust  Fund (including fees to the Servicer  but not interest
expense) would be  miscellaneous itemized deductions.   Such deductions might
be disallowed to the individual in whole or in part and might  result in such
Holder being taxed  on an amount  of income that  exceeds the amount of  cash actually distributed to such Holder over the life of the Trust Fund.

     The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust
Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

     Discount and Premium.   It is  believed that the  Loans were not  issued
with OID,  and,  therefore,  the  Trust Fund  should  not  have  OID  income.
However, the  purchase price  paid by  the Trust Fund  for the  Loans may  be greater or less than the remaining Principal Balance of the Loans at the time of purchase.  If so, in  the opinion of Tax Counsel, the Loan  will have been acquired at  a premium or discount, as the case may be.  (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

     If the Trust  Fund acquires the Loans  at a market discount  or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the  Loans or to offset any such premium  against
interest income on the Loans.   As indicated above, a portion of  such market
discount income or premium deduction may be allocated to Certificateholders.

     Section 708 Termination.  In  the opinion of Tax Counsel,  under Section
708 of the Code, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. Pursuant to final Treasury regulations issued May 9, 1997 under Section 708 of the Code, if such a termination occurs, the Trust Fund (the "old partnership") would be deemed to contribute its assets to a new partnership (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

     Disposition of Certificates.  Generally,  in the opinion of Tax Counsel, capital gain  or loss  will be recognized  on a  sale of  Certificates in  an amount equal to  the difference between the amount realized  and the seller's tax basis  in the Certificates  sold.  A  Certificateholder's tax basis  in a
Certificate will generally equal the  Holder's cost increased by the Holder's share  of Trust  Fund  income (includible  in  income) and  decreased  by any
distributions received with  respect to such Certificate.   In addition, both
the tax basis  in the Certificates  and the amount  realized on a  sale of  a
Certificate  would  include  the  Holder's  share  of  the  Notes  and  other liabilities of the Trust Fund.  A Holder acquiring  Certificates at different prices may  be required to maintain a single  aggregate adjusted tax basis in such  Certificates, and,  upon  sale  or other  disposition  of some  of  the
Certificates,  allocate  a  portion  of  such  aggregate  tax  basis  to  the
Certificates  sold (rather  than maintaining  a  separate tax  basis in  each
Certificate  for  purposes  of computing  gain  or  loss on  a  sale  of that
Certificate).

     Any gain on the sale of a Certificate attributable to the Holder's share of  unrecognized accrued  market discount  on  the Loans  would generally  be treated  as ordinary income to the Holder and  would give rise to special tax
reporting requirements.   The Trust Fund  does not expect  to have any  other
assets that would give rise to such special reporting requirements.  Thus, to avoid  those special  reporting requirements,  the Trust  Fund will  elect to include market discount in income as it accrues.

     If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

     Allocations Between Transferors and Transferees.  In  general, the Trust
Fund's taxable income and losses will be determined monthly and the tax items
for   a   particular   calendar  month   will   be   apportioned   among  the
Certificateholders  in proportion  to the  principal  amount of  Certificates owned by them as of the close of the last  day of such month.  As a result, a
Holder purchasing Certificates may be  allocated tax items (which will affect its tax liability  and tax basis)  attributable to periods before  the actual transaction.

     The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders.
The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

     Section 754 Election.  In  the event that a Certificateholder sells  its
Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis  in the Certificates than the  selling Certificateholder
had.   The  tax basis  of the  Trust Fund's  assets will  not be  adjusted to reflect  that higher (or lower) basis  unless the Trust Fund  were to file an election under Section 754 of the Code.  In order to avoid the administrative complexities that  would be involved in keeping  accurate accounting records, as well  as potentially onerous information reporting requirements, the Trust
Fund will  not make such election.  As  a result, Certificateholders might be allocated a  greater or  lesser amount  of Trust  Fund income  than would  be appropriate based on their own purchase price for Certificates.

     Administrative Matters.   The Trustee is  required to keep or  have kept
complete and accurate books of the Trust Fund.  Such books will be maintained for financial  reporting and tax purposes on an  accrual basis and the fiscal year of  the Trust Fund will be  the calendar year.  The  Trustee will file a partnership information return (IRS Form 1065) with  the IRS for each taxable year of  the Trust  Fund and will  report each  Certificateholder's allocable share of  items of Trust  Fund income and expense  to Holders and  the IRS on
Schedule K-1.   The Trust Fund will  provide the Schedule K-l  information to nominees  that fail to provide the Trust  Fund with the information statement
described  below  and  such  nominees   will  be  required  to  forward  such
information to the beneficial owners of the Certificates.  Generally, Holders must file  tax returns that are consistent  with the information return filed by the Trust Fund  or be subject to penalties unless  the Holder notifies the
IRS of all such inconsistencies.

     Under Section 6031 of the Code, any  person that holds Certificates as a nominee at any  time during a calendar year is required  to furnish the Trust
Fund  with a  statement containing  certain information  on the  nominee, the beneficial owners  and the Certificates  so held.  Such  information includes
(i)  the name, address and taxpayer identification  number of the nominee and
(ii) as  to each beneficial  owner (a)  the name, address  and identification number of  such person, (b) whether such person is  a United States person, a tax-exempt entity or a  foreign government, an international organization  or any  wholly owned agency or  instrumentality of either  of the foregoing, and
(c) certain  information on  Certificates that were  held, bought or  sold on
behalf  of  such person  throughout  the  year.    In addition,  brokers  and
financial  institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund  information as to themselves and their ownership of Certificates.  A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund.  The information referred to above for any calendar year must be  furnished to  the  Trust Fund  on  or before  the  following January  31.
Nominees, brokers and  financial institutions that fail to  provide the Trust
Fund with the information described above may be subject to penalties.

     The Depositor  will be  designated as  the tax  matters  partner in  the related Trust  Agreement and, as  such, will be responsible  for representing the Certificateholders in  any dispute with the  IRS.  The Code  provides for administrative  examination of  a partnership  as if  the partnership  were a
separate and  distinct taxpayer.   Generally, the statute of  limitations for
partnership items does  not expire before three years after the date on which
the  partnership information  return  is filed.    Any adverse  determination
following an audit of the return of the Trust Fund by the appropriate  taxing
authorities  could   result  in   an  adjustment  of   the  returns   of  the
Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of
the  Trust  Fund.    An  adjustment  could also  result  in  an  audit  of  a
Certificateholder's returns  and  adjustments of  items  not related  to  the income and losses of the Trust Fund.

     Tax Consequences to Foreign Certificateholders.  It is not clear whether the Trust Fund would  be considered to be  engaged in a trade or  business in the  United States for purposes of federal  withholding taxes with respect to
non-U.S. persons because there is no  clear authority dealing with that issue
under facts substantially similar to those described herein.   Although it is
not expected that the Trust Fund would  be engaged in a trade or business  in the United States for  such purposes, the Trust Fund  will withhold as if  it were so engaged  in order  to protect  the Trust Fund  from possible  adverse consequences of a failure to withhold.  The Trust Fund expects to withhold on
the   portion  of   its  taxable   income  that   is  allocable   to  foreign
Certificateholders pursuant  to Section 1446  of the Code, as  if such income were effectively connected to a U.S. trade or  business, at a rate of 35% for foreign Holders  that are  taxable as  corporations and 39.6%  for all  other foreign Holders.  Subsequent adoption of Treasury regulations or the issuance of other administrative  pronouncements may require the Trust  Fund to change
its  withholding procedures.   In determining a  Holder's withholding status,
the  Trust Fund  may rely  on IRS  Form  W-8, IRS  Form W-9  or the  Holder's certification of nonforeign status signed under penalties of perjury.

     Each  foreign Holder  might be  required to  file a  U.S. individual  or corporate income tax  return (including, in  the case  of a corporation,  the branch  profits tax) on its share  of the Trust Fund's  income.  Each foreign
Holder must obtain  a taxpayer identification number from  the IRS and submit that number  to the  Trust Fund on  Form W-8 in  order to  assure appropriate
crediting  of  the  taxes withheld.    A  foreign Holder  generally  would be
entitled to  file with  the IRS  a claim  for refund  with  respect to  taxes withheld by the Trust Fund taking the position that no taxes were due because
the Trust  Fund  was not  engaged in  a  U.S. trade  or business.    However,
interest payments made (or  accrued) to a Certificateholder who  is a foreign person generally  will be considered  guaranteed payments to the  extent such
payments are determined without regard to  the income of the Trust Fund.   If
these  interest payments are  properly characterized as  guaranteed payments, then  the interest will not be  considered "portfolio interest." As a result,
Certificateholders will  be subject to  United States federal income  tax and withholding  tax at  a  rate  of 30  percent,  unless reduced  or  eliminated pursuant to  an applicable treaty.  In such case, a foreign Holder would only be entitled to claim a refund for that  portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

     Backup Withholding.  Distributions made on the Certificates and proceeds from the sale of  the Certificates will be subject to  a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures,  unless the  Holder is an  exempt recipient  under applicable provisions of the Code.  The New Regulations described herein make certain modifications  to the  backup withholding  and information  reporting
rules.   The  New Regulations will  generally be effective  for payments made
after December  31, 1998, subject  to certain transition rules.   Prospective
investors  are urged  to consult  their own  tax advisors  regarding the  New
Regulations.

                           STATE TAX CONSIDERATIONS

     In addition to the federal income tax considerations described in "Certain Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                               FASIT SECURITIES

     General.  The  FASIT provisions of  the Code were  enacted by the  Small
Business  Job Protection  Act  of 1996  and create  a new  elective statutory vehicle  for  the  issuance of  mortgage-backed  and  asset-backed securities
("FASIT  Securities").   Although the  FASIT  provisions of  the Code  became
effective  on   September  1,  1997,   no  Treasury   regulations  or   other
administrative guidance  has been  issued with respect  to those  provisions.
Accordingly,  definitive guidance  cannot be  provided with  respect  to many aspects of the  tax treatment of Holders of FASIT Securities.  Investors also should note  that the FASIT  discussions contained herein constitutes  only a
summary  of  the  federal  income   tax  consequences  to  Holders  of  FASIT
Securities.   With respect to  each Series  of FASIT Securities,  the related
Prospectus  Supplement will  provide  a  detailed  discussion  regarding  the federal income tax consequences associated with the particular transaction.

     FASIT Securities will be classified  as either FASIT Regular Securities, which generally will be  treated as debt for federal income  tax purposes, or
FASIT Ownership Securities, which generally are  not treated as debt for such purposes, but rather as representing rights and responsibilities with respect
to  the  taxable  income or  loss  of  the related  Series.    The Prospectus
Supplement  for each Series of  Securities will indicate  whether one or more
FASIT elections will  be made for such  Series, and which Securities  of such
Series will be designated  as Regular Securities, and which, if  any, will be designated as Ownership Securities.

     Qualification as a FASIT.  The Trust Fund underlying a Series (or one or more designated pools  of assets held in  the Trust Fund) will  qualify under the Code  as a  FASIT in which  the FASIT  Regular Securities  and the  FASIT
Ownership   Securities  will  constitute  the  "regular  interests"  and  the
"ownership interests,"  respectively, if (i)  a FASIT election is  in effect,
(ii) certain  tests concerning (a) the composition  of the FASIT's assets and
(b) the nature of the Holders' interest  in the FASIT are met on a continuing basis  and (iii)  the Trust Fund  is not  a regulated  company as  defined in
Section 851(a) of the Code.

     Asset Composition.  In order for a Trust Fund (on one or more designated pools  of assets  held by  a Trust  Fund) to  be eligible  for  FASIT status, substantially all of  the assets of the  Trust Fund (or the  designated pool)
must  consist of  "permitted  assets" as  of  the close  of  the third  month beginning after  the Closing  Date and  at all  times thereafter  (the "FASIT
Qualification Test").  Permitted assets include (i) cash or cash equivalents,
(ii) debt instruments  with fixed terms  that would qualify as  REMIC regular interests  if issued  by a  REMIC  (generally, instruments  that provide  for interest  at  a fixed  rate,  a  qualifying variable  rate,  or a  qualifying interest-only  ("IO") type  rate, (iii)  foreclosure  property, (iv)  certain hedging instruments (generally,  interest and currency rate swaps  and credit enhancement contracts)  that are  reasonably required  to guarantee or  hedge against  the  FASIT's  risks  associated  with being  the  obligor  on  FASIT interests, (v)  contract  rights to  acquire qualifying  debt instruments  or qualifying hedging instruments, (vi) FASIT regular interests and (vii)  REMIC
regular  interests.   Permitted assets  do not  include any  debt instruments
issued by  the Holder  of the  FASIT's ownership  interest or  by any  person related to such Holder.

     Interests in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements.
All of the interests in a FASIT must belong to either of the following: (i) one or more Classes of regular interests or (ii) a single Class of ownership interest that is held by a fully taxable domestic corporation. In the case of Series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities.

     A FASIT interest  generally qualifies as a regular interest if (i) it is designated as a  regular interest, (ii) it  has a stated maturity  no greater than  thirty years,  (iii) it  entitles its Holder  to a  specified principal amount, (iv)  the issue  price of the  interest does not  exceed 125%  of its stated principal amount,  (v) the yield to  maturity of the interest  is less than the applicable Treasury rate published by the IRS plus 5% and (vi) if it pays interest,  such interest  is payable  at either  (a) a  fixed rate  with respect to the principal amount of the regular interest or (b)  a permissible
variable rate  with respect to  such principal amount.   Permissible variable
rates for  FASIT regular interests  are the same  as those for  REMIC regular interest (i.e., certain qualified floating rates and weighted average rates).
See "Certain Federal Income Tax Considerations--Taxation of Debt Securities--
Variable Rate Debt Securities."

     If a FASIT Security  fails to meet one or  more of the requirements  set out  in  clauses (iii),  (iv) or  (v)  above, but  otherwise meets  the above requirements, it may still qualify as a  type of regular interest known as  a
"High-Yield Interest."   In addition, if a  FASIT Security fails to  meet the
requirements  of  clause (vi),  but  the  interest  payable on  the  Security consists of a specified portion of the interest payments on permitted  assets and that portion does  not vary over the  life of the Security, the  Security also will qualify  as a High-Yield  Interest.  A  High-Yield Interest may  be
held only by domestic corporations that are fully subject to corporate income tax ("Eligible  Corporations"), other  FASITs and dealers  in securities  who
acquire  such  interests  as  inventory,  rather than  for  investment.    In
addition,  Holders of  High-Yield  Interests are  subject  to limitations  on offset of income derived from such interest.  See "Certain Federal Income Tax
Considerations--FASIT Securities--Tax Treatment of FASIT Regular Securities--
Treatment of High-Yield Interests."

     Consequences of Disqualification.  If a Series of FASIT Securities fails to comply  with one  or more  of the  Code's ongoing  requirements for  FASIT status during  any taxable year, the Code provides  that its FASIT status may be lost for that year and thereafter.  If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is  uncertain.  The  former FASIT might be  treated as a  grantor trust, as a separate association taxed as a corporation, or  as a partnership.  The FASIT
Regular Securities  could be treated  as debt instruments for  federal income
tax  purposes or  as  equity interests.   Although  the  Code authorizes  the
Treasury to issue regulations that address situations where a failure to meet the requirements  for FASIT  status occurs inadvertently  and in  good faith,
such  regulations  have  not   yet  been  issued.     It  is  possible   that
disqualification relief  might  be  accompanied by  sanctions,  such  as  the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.

     Tax Treatment of FASIT Regular Securities.  Payments received by Holders of  FASIT  Regular Securities  generally  should  be  accorded the  same  tax treatment under the Code as payments received on other taxable corporate debt
instruments and on  REMIC Regular Securities.   As in the case  of Holders of
REMIC Regular  Securities, Holders  of FASIT Regular  Securities must  report income from  such Securities under  an accrual method of  accounting, even if they otherwise  would have used  the case receipts and  disbursements method.
Except  in the  case of FASIT  Regular Securities issued  with original issue discount  or acquired  with  market  discount or  premium,  interest paid  or accrued on  a FASIT Regular  Security generally  will be treated  as ordinary income to the Holder and a principal payment on such Security will be treated as a return of capital to the  extent that the Holder's basis is allocable to
that payment.   FASIT Regular Securities issued with  original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in  the same manner described for REMIC
Regular Securities.  See "Certain Federal Income Tax Considerations--Taxation
of Debt Securities," "--Market Discount," and "--Premium"  above.  High-Yield
Securities may  be held  only by fully  taxable domestic  corporations, other
FASITs, and certain securities dealers.  Holders of High-Yield Securities are subject to  limitations  on  their  ability  to use  current  losses  or  net operating loss carryforwards or carrybacks  to offset any income derived from those Securities.

     If a FASIT Regular  Security is sold or exchanged,  the Holder generally will recognize gain or  loss upon the sale in the  manner described above for
REMIC Regular Securities.  See  "Certain Federal Income Tax  Considerations--
Sale or Exchange."   In addition, if a FASIT Regular  Security becomes wholly
or  partially worthless  as  a result  of  Default and  Delinquencies of  the underlying assets, the Holder  of such Security  should be allowed to  deduct the loss sustained  (or alternatively be  able to report  a lesser amount  of
income).   See "Certain Federal  Income Tax Considerations--Taxation  of Debt
Instruments--Effects of Default and Delinquencies."

     FASIT Regular  Securities held by  a REIT will  qualify as "real  estate assets" within the  meaning of section 856(c)(4)(A) of the Code, and interest on such  Securities will be considered  Qualifying REIT Interest to  the same
extent  that  REMIC  Securities  would  be  so  considered.    FASIT  Regular
Securities held  by a Thrift  Institution taxed as  a "domestic  building and loan  association"  will  represent qualifying  assets  for  purposes  of the qualification requirements set forth in  Code Section 7701(a)(19) to the same
extent that REMIC Securities  would be so considered.   See "Certain  Federal
Income  Tax  Considerations--Taxation  of  Debt  Securities--Status  as  Real
Property Loans."  In addition,  FASIT Regular Securities held by a  financial institution to  which Section  585 of  the Code  applies will  be treated  as evidences  of indebtedness  for purposes  of Section  582(c)(1) of  the Code.
FASIT Securities will not qualify  as "Government Securities" for either REIT or RIC qualification purposes.

     Treatment of High-Yield Interests.   High-Yield Interests are subject to
special rules regarding the eligibility of Holders of such interests, and the ability of  such Holders to offset  income derived from  their FASIT Security with losses.  High-Yield  Interests may be held only by Eligible Corporations other  FASITs,  and dealers  in  securities  who  acquire such  interests  as
inventory.   If  a securities  dealer  (other than  an Eligible  Corporation)
initially acquires  a High-Yield Interest  as inventory, but later  begins to hold it for investment, the dealer will  be subject to an excise tax equal to the income from  the High-Yield Interest multiplied by  the highest corporate
income  tax  rate.    In  addition,  transfers  of  High-Yield  Interests  to
disqualified Holders will be disregarded for federal income tax purposes, and the transferor  still  will  be  treated as  the  Holder  of  the  High-Yield
Interest.

     The Holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

     Tax Treatment of FASIT Ownership Securities.  A FASIT Ownership Security
represents the residual equity interest in a FASIT.  As such, the Holder of a
FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT.  In general, the character of the income to the Holder of a FASIT
Ownership Interest will  be the same as the  character of such income  of the
FASIT, except that any tax-exempt interest  income taken into account by  the
Holder of  a FASIT  Ownership Interest  is treated  as ordinary  income.   In
determining that  taxable income,  the Holder of  a FASIT  Ownership Security must  determine  the  amount  of interest,  original  issue  discount, market discount and premium recognized  with respect to  the FASIT's assets and  the
FASIT Regular  Securities issued by the  FASIT according to  a constant yield methodology and under an  accrual method of accounting.  In addition, Holders of FASIT  Ownership Securities are subject  to the same limitations  on their ability to  use losses to offset income from  their FASIT Security as are the
Holders   of  High-Yield  Interests.     See  "Certain   Federal  Income  Tax
Considerations--Treatment of High-Yield Interests."

     Rules  similar to  the  wash  sale rules  applicable  to REMIC  Residual
Securities  also  will apply  to  FASIT Ownership  Securities.   Accordingly,
losses  on dispositions  of  a  FASIT Ownership  Security  generally will  be disallowed  where, within  six months  before or  after the  disposition, the seller of  such Security acquires any  other FASIT Ownership  Security or, in the case  of  a FASIT  holding mortgage  assets, any  interest  in a  Taxable
Mortgage Pool that is economically  comparable to a FASIT Ownership Security.
In addition, if  any security that is  sold or contributed to a  FASIT by the
Holder  of  the   related  FASIT  Ownership  Security  was   required  to  be
marked-to-market under Code section 475 by such Holder, then section 475 will continue to apply to such securities,  except that the amount realized  under the mark-to-market  rules will be  a greater  of the securities'  value under present law or  the securities' value after applying  special valuation rules contained in the  FASIT provisions.  Those special  valuation rules generally require  that  the  value of  debt  instruments  that are  not  traded  on an established securities market be determined  by calculating the present value of the  reasonably expected  payments under the  instrument using  a discount rate of 120% of the applicable federal rate, compounded semiannually.

     The Holder of a FASIT Ownership Security will be subject to  a tax equal to 100%  of  the  net  income  derived by  the  FASIT  from  any  "prohibited
transactions."   Prohibited transactions  include (i)  the receipt  of income derived from assets that are  not permitted assets, (ii) certain dispositions of permitted assets,  (iii) the receipt of  any income derived from  any loan originated  by a  FASIT and  (iv)  in certain  cases, the  receipt  of income representing a servicing fee  or other compensation.  Any Series  for which a
FASIT  election is  made  generally  will be  structured  in order  to  avoid application of the prohibited transaction tax.

     Backup Withholding, Reporting and Tax  Administration.  Holders of FASIT
Securities will  be subject to backup withholding  to the same extent Holders
of  REMIC Securities  would  be subject.    See "Certain  Federal  Income Tax
Considerations--Miscellaneous Tax Aspects--Backup Withholding."  For purposes of reporting  and tax administration,  Holders of record of  FASIT Securities generally will be treated in the same manner as Holders of REMIC Securities.

DUE TO  THE COMPLEXITY OF THE FEDERAL INCOME  TAX RULES APPLICABLE TO HOLDERS
AND THE  CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF
THOSE  RULES,  POTENTIAL INVESTORS  SHOULD  CONSULT  THEIR OWN  TAX  ADVISORS
REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF
THE SECURITIES.

                             ERISA CONSIDERATIONS

     The following describes certain considerations under ERISA and the Code, which  apply  only  to Securities  of  a  Series that  are  not  divided into
subclasses.    If   Securities  are  divided  into  subclasses,  the  related
Prospectus Supplement  will  contain  information  concerning  considerations relating  to ERISA and  the Code that  are applicable to  such Securities and such subclasses of Securities.

     ERISA imposes  requirements on  employee benefit  plans (and  on certain other  retirement plans  and  arrangements,  including individual  retirement accounts  and annuities,  Keogh  plans and  collective  investment funds  and separate accounts in which such plans, accounts or arrangements are invested)
(collectively "Plans")  subject to ERISA  and on persons who  are fiduciaries with respect to  such Plans.  Generally, ERISA applies to investments made by
Plans.  Among other  things, ERISA requires that the assets  of Plans be held in  trust and  that the  trustee,  or other  duly authorized  fiduciary, have exclusive authority and discretion to  manage and control the assets  of such
Plans.   ERISA also imposes certain duties on  persons who are fiduciaries of
Plans.   Under  ERISA,  any person  who exercises  any  authority or  control respecting  the  management  or  disposition  of  the  assets of  a  Plan  is considered to be a fiduciary of such Plan (subject to certain  exceptions not
here relevant).   Certain employee benefit plans, such  as governmental plans
(as defined in ERISA  Section 3(32)) and, if no election  has been made under
Section 410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements.  Accordingly, assets of such plans may be  invested  in  Securities  without  regard  to  the  ERISA  considerations described above and below, subject to the provisions of applicable state law.
Any such plan that is qualified and  exempt from taxation under Code Sections
401(a) and  501(a), however, is  subject to the prohibited  transaction rules set forth in Code Section 503.

     On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan acquires an "equity" interest could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances.

     Under the Plan  Asset Regulation, the term "equity"  interest is defined as any  interest in  an entity other  than an instrument  that is  treated as indebtedness  under  "applicable local  law"  and which  has  no "substantial equity  features."  If the  Trust Fund issues  Notes that are  not treated as equity interests in the Trust Fund for purposes of the Plan Asset Regulation, a Plan's investment in such Notes would not cause the assets of  the Trust to
be  deemed  Plan assets.    However, the  Seller, the  Servicer,  the Special
Servicer, the Backup  Servicer, the Indenture Trustee, the  Owner Trustee and
the Depositor may be the sponsor of or investment advisor with respect to one
or  more  Plans.    Because such  parties  may  receive  certain benefits  in
connection with  the sale  of the  Notes, the  purchase of  Notes using  Plan assets over which any such parties (or any affiliates thereof) has investment authority  might be deemed  to be a  violation of  the prohibited transaction rules  of  ERISA  and the  Code  for  which no  exemption  may  be available.
Accordingly, Notes may not  be purchased using the assets of  any Plan if the
Seller, the Servicer, the Special  Servicer, the Indenture Trustee, the Owner
Trustee,  the Depositor  or any  of their  affiliates (a)  has investment  or administrative discretion with respect to such Plan assets; (b) has authority or responsibility to give, or regularly gives, investment advice with respect to such  Plan assets for a fee and  pursuant to an agreement of understanding that such advice (i)  will serve as a primary basis  for investment decisions with respect to such  Plan assets and  (ii) will be  based on the  particular investment  needs  for such  Plan;  or  (c)  is  an employer  maintaining  or contributing to such Plan.

     In addition,  certain affiliates  of the Seller  might be  considered or might become Parties in Interest with respect to a Plan.  Also, any holder of
Notes,  because  of  its  activities  or the  activities  of  its  respective affiliates,  may be deemed to be a Party  in Interest with respect to certain
Plans, including  but not  limited to  Plans sponsored  by such  holder.   In
either case, the acquisition or  holding of Notes by or  on behalf of such  a
Plan could be considered to  give rise to an indirect  prohibited transaction within the meaning of ERISA and the Code, unless it is subject to one or more exemptions  such as: Prohibited  Transaction Class Exemption  ("PTCE") 84-14,
which  exempts  certain  transactions  effected on  behalf  of  a  Plan  by a
"qualified  professional asset  manager"; PTCE  90-1,  which exempts  certain transactions  involving  insurance  company  pooled  separate  accounts; PTCE
91-38,  which   exempts  certain   transactions  involving   bank  collective
investment  funds; PTCE 95-60,  which exempts certain  transactions involving insurance  company general  accounts; or  PTCE 96-23,  which exempts  certain transactions  effected  on  behalf  of  a Plan  by  certain  "in-house  asset managers."  Each prospective purchaser or transferee of a Note that is a Plan or a  person acting  on behalf  or investing the  assets of  a Plan  shall be required  to represent  (or, with  respect to  any transfer  of  a beneficial interest in a  Global Note, shall  be deemed to  represent) to the  Indenture
Trustee and  the Note  Registrar that the  relevant conditions  for exemptive relief under at least one of the foregoing exemptions have been satisfied.

     However,  the  regulation provides  that,  generally,  the assets  of  a corporation  or partnership in  which a Plan  invests will not  be deemed for purposes  of ERISA to be assets of  such Plan if the equity interest acquired
by the  investing Plan  is a publicly-offered  security.   A publicly-offered
security, as defined in the Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Exchange Act.

     In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the Loans may be deemed Plan assets of each Plan that purchases Securities, an investment in the Securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code
Section 4975 unless a statutory or administrative exemption applies.

     In  Prohibited Transaction  Class Exemption  83-1  ("PTCE 83-1"),  which amended Prohibited  Transaction Class Exemption  81-7, the DOL  exempted from
ERISA's prohibited  transaction rules  certain transactions  relating to  the operation of residential  mortgage pool investment  trusts and the  purchase, sale and holding of "mortgage  pool pass-through certificates" in the initial
issuance  of  such certificates.    PTCE  83-1  permits, subject  to  certain
conditions, transactions that might otherwise be prohibited between Plans and
Parties in Interest with  respect to those Plans related to  the origination, maintenance and  termination of mortgage  pools consisting of  mortgage loans secured  by first  or second  mortgages  or deeds  of trust  on single-family residential property,  and the acquisition  and holding  of certain  mortgage pool  pass-through certificates  representing an  interest  in such  mortgage pools by Plans.  If the general conditions (discussed below) of PTCE 83-1 are satisfied, investments by a Plan in Securities that  represent interests in a
Pool consisting of Loans ("Single Family Securities") will be exempt from the prohibitions  of  ERISA  Sections  406(a)  and  407  (relating  generally  to transactions with Parties  in Interest who are  not fiduciaries) if  the Plan purchases the Single Family Securities at no more than fair market  value and will be exempt  from the  prohibitions of  ERISA Sections  406(b)(1) and  (2)
(relating generally  to transactions with  fiduciaries) if, in  addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan  does not purchase more than 25% of  all Single
Family  Securities, and  at least  50% of  all Single  Family  Securities are purchased by  persons independent of the pool sponsor  or pool trustee.  PTCE
83-1 does not  provide an exemption  for transactions involving  Subordinated
Securities.  Accordingly, unless otherwise provided in the related Prospectus
Supplement, no transfer of a Subordinated Security or a Security that  is not a Single Family Security may be made to a Plan.

     The discussion in this and the next succeeding paragraph applies only to
Single Family Securities.  The Depositor believes that, for  purposes of PTCE
83-1,  the  term  "mortgage  pass-through  certificate"  would  include:  (i)
Securities  issued  in  a  Series  consisting  of  only  a  single  Class  of
Securities; and (ii) Securities issued in a Series in which there is only one
Class of those particular Trust  Securities; provided, that the Securities in the  case of  clause  (i), or  the Securities  in  the case  of clause  (ii), evidence the  beneficial ownership of  both a specified percentage  of future interest payments (greater than 0%)  and a specified percentage (greater than
0%) of  future principal payments on  the Loans.   It is not clear  whether a
Class of Securities  that evidences the beneficial ownership in  a Trust Fund divided into Loan  groups, beneficial ownership of a  specified percentage of interest payments  only or principal  payments only, or a  notional amount of either principal or  interest payments, or a Class  of Securities entitled to receive payments of interest and  principal on the Loans only  after payments to other Classes or after the occurrence of certain specified events would be a "mortgage pass-through certificate" for purposes of PTCE 83-1.

     PTCE 83-1 sets forth three general conditions that must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for  the pooled mortgage loans and  property securing such  loans,  and for  indemnifying  Holders against  reductions  in pass-through payments due to property damage or  defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance  of the largest covered  pooled mortgage loan; (ii)  the existence of  a pool trustee who is not  an affiliate of the pool  sponsor; and (iii) a  limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to  not more than adequate consideration for  selling the mortgage loans plus reasonable  compensation for services provided by the pool sponsor  to the  Pool.  The  Depositor believes  that the  first general condition referred to  above will be satisfied with respect to the Securities in a  Series issued  without a subordination  feature, or  the unsubordinated
Securities only  in a Series  issued with a subordination  feature; provided, that the  subordination and  Reserve  Account, subordination  by shifting  of interests, the pool  insurance or other form of  credit enhancement described
herein  (such  subordination,   pool  insurance  or  other   form  of  credit
enhancement being  the system  of insurance or  other protection  referred to above)  with respect to a Series of Securities is maintained in an amount not less than the  greater of one percent  of the aggregate Principal  Balance of
the Loans or the Principal Balance of the largest Loan.   See "Description of
the  Securities" herein.   In  the absence  of a  ruling  that the  system of
insurance  or  other  protection  with  respect to  a  Series  of  Securities satisfies the  first general  condition referred  to above,  there can  be no assurance that these features will be so viewed by the DOL.  The Trustee will not be affiliated with the Depositor.

     Each  Plan  fiduciary  who  is  responsible  for  making the  investment decisions whether to purchase or commit to purchase and to hold Single Family
Securities must make its own determination as  to whether the first and third general  conditions, and  the specific  conditions described  briefly in  the preceding  paragraph,  of  PTCE  83-1  have  been  satisfied,  or  as to  the
availability  of  any other  prohibited  transaction exemptions.    Each Plan
fiduciary   should  also  determine  whether,  under  the  general  fiduciary standards of  investment prudence and  diversification, an investment  in the
Securities  is appropriate  for the  Plan,  taking into  account the  overall investment policy  of the Plan  and the composition of  the Plan's investment portfolio.

     The DOL  issued to  Bear, Stearns  & Co.  Inc., an individual  exemption
(Prohibited Transaction Exemption 90-30; Exemption Application No. D-8207, 55
Fed.  Reg.  21461 (1990))  (the  "Underwriter Exemption"),  which  applies to certain  sales and  servicing of  "certificates"  that are  obligations of  a
"trust" with respect  to which Bear, Stearns  & Co. Inc. is  the underwriter,
manager  or  co-manager  of  an  underwriting  syndicate.    The  Underwriter
Exemption provides  relief generally similar  to that provided by  PTCE 83-1, but is broader in several respects.

     The Underwriter Exemption  contains several requirements, some  of which
differ from  those in  PTCE  83-l.   The  Underwriter Exemption  contains  an
expanded  definition  of  "certificate,"  which  includes  an  interest  that entitles the  Holder to pass-through  payments of principal,  interest and/or other payments.  The Underwriter Exemption contains an expanded definition of
"trust,"  which permits  the  trust  corpus to  consist  of secured  consumer
receivables.   The  definition  of  "trust," however,  does  not include  any investment pool unless,  inter alia, (i) the investment pool consists only of assets of the  type that have been  included in other investment  pools, (ii)
certificates evidencing  interests in such  other investment pools  have been purchased by investors  other than Plans for  at least one year  prior to the
Plan's acquisition of certificates pursuant to the Underwriter Exemption  and
(iii) certificates in such other investment  pools have been rated in one  of the  three  highest generic  rating  categories  of  the four  credit  rating agencies noted  below.  Generally,  the Underwriter Exemption holds  that the acquisition of  the certificates by  a Plan must  be on terms  (including the price for  the certificates) that  are at least  as favorable to the  Plan as they would  be in an arm's  length transaction with an unrelated  party.  The
Underwriter Exemption requires that the rights and interests evidenced by the certificates not be  "subordinated" to the rights and  interests evidenced by
other certificates  of the  same trust.   The Underwriter  Exemption requires
that certificates acquired by a  Plan have received a  rating at the time  of their  acquisition  that is  in  one  of  the three  highest  generic  rating categories of  Standard &  Poor's, a division  of The  McGraw-Hill Companies,
Inc., Moody's Investors  Service, Inc.,  Duff & Phelps  Credit Rating Co.  or
Fitch IBCA, Inc.   The Underwriter Exemption specifies that  the pool trustee must  not  be an  affiliate of  the  pool sponsor,  nor  an affiliate  of the
Underwriter, the  pool servicer, any  obligor with respect to  mortgage loans included  in the trust constituting  more than five  percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of
such entities.   Finally, the Underwriter Exemption stipulates  that any Plan investing in the certificates must be an  "accredited investor" as defined in
Rule 501(a)(1) of Regulation D of the Commission under the Securities Act.

     On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption, which  extends exemptive relief to  certain mortgage-backed and  asset-backed  securities  transactions using  pre-funding  accounts  for
trusts issuing  pass-through certificates.   The  amendment generally  allows
mortgage  loans or other  secured receivables (the  "Obligations") supporting payments  to certificateholders,  and having  a value equal  to no  more than twenty-five percent (25%)  of the total principal amount  of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period  following the  closing date  (the "Pre-Funding  Period"), instead  of requiring  that  all  such Obligations  be  either identified  or transferred on  or before the Closing Date.  The relief is available when the following conditions are met:

          (1) The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered (the
     "Pre-Funding Limit") must not exceed twenty-five percent (25%).

          (2)  All  Obligations  transferred  after  the  Closing  Date  (the
     "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by an Exemption Rating Agency.

          (3) The transfer of such Additional Obligations to the trust during the Pre-Funding Period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from an Exemption Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the certificates by the trust.

          (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate for all of the Obligations in the trust at the end of the Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the Obligations transferred to the trust on the Closing Date.

          (5)  In order  to insure that the characteristics of the Additional
     Obligations are substantially similar to the original Obligations which were transferred to the Trust Fund:

               (i) the characteristics of the Additional Obligations must be monitored by an insurer or other credit support provider that is independent of the depositor; or

               (ii) an independent accountant retained by the  depositor must provide the depositor  with a letter (with copies  provided to each
          Exemption  Rating  Agency  rating  the  certificates,  the  related underwriter and the  related trustee)  stating whether  or not  the characteristics  of  the  Additional  Obligations  conform  to  the characteristics described in  the related prospectus or  prospectus
          supplement  and/or pooling and  servicing agreement.   In preparing
          such letter, the  independent accountant must use the  same type of procedures as were applicable to the Obligations transferred to the trust as of the Closing Date.

          (6) The Pre-Funding Period must end no later than three months or 90 days after the Closing Date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an Event of Default occurs.

          (7)  Amounts   transferred  to   any  pre-funding   account  and/or
     capitalized interest account used in connection with the pre-funding may
     be   invested  only   in   certain  permitted   investments  ("Permitted
     Investments").

          (8)  The related prospectus or prospectus supplement must describe:

               (i)  any  pre-funding  account   and/or  capitalized  interest
          account used in connection with a pre-funding account;

               (ii) the duration of the Pre-Funding Period;

               (iii)     the   percentage  and/or   dollar   amount  of   the
          Pre-Funding Limit for the trust; and

               (iv) that  the amounts remaining in the pre-funding account at
          the   end   of  the   Pre-Funding  Period   will  be   remitted  to
          certificateholders as repayments of principal.

          (9) The related pooling and servicing agreement must describe the Permitted Investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

     Neither PTCE 83-1 nor the Underwriter Exemption applies to a trust which contains unsecured obligations.

     Any Plan fiduciary that proposes to cause a Plan to purchase Securities should consult with their counsel concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 and the Underwriter Exemption, and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                                LEGAL MATTERS

     The legality of the Securities of each Series, including certain material federal income tax consequences with respect thereto, will be passed upon for the Depositor by Brown & Wood LLP, One World Trade Center, New York,
New York 10048.

                            FINANCIAL INFORMATION

     A new Trust Fund will be formed with respect to each Series of Securities, and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust
Fund  will  be  included in  this  Prospectus  or in  the  related Prospectus
Supplement.

                                    RATING

     It is a condition to the issuance of the Securities of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related Prospectus Supplement.

     Any such rating would be based  on, among other things, the adequacy  of the value of the Trust Fund assets and any credit enhancement with respect to the related Class and will reflect such Rating  Agency's assessment solely of the likelihood  that the related Holders will  receive payments to which such
Holders are  entitled under  the related  Agreement.   Such  rating will  not
constitute an assessment of the  likelihood that principal prepayments on the related Loans will be made, the degree to which the  rate of such prepayments might  differ from  that originally  anticipated or  the likelihood  of early
optional termination of the Series of Securities.   Such rating should not be
deemed a recommendation to purchase, hold or sell Securities, inasmuch as  it does not address market price or suitability for a particular investor.  Such rating will not address  the possibility that prepayment  at higher or  lower rates than anticipated by an investor may cause such investor to experience a lower than  anticipated yield or that an investor  purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

     There is also  no assurance that any  such rating will remain  in effect for  any given period  of time  or that  it may not  be lowered  or withdrawn entirely  by  the  Rating  Agencies  in  the  future  if  in  their  judgment
circumstances so warrant.   In addition to being lowered or  withdrawn due to
any erosion in  the adequacy of  the value of  the Trust Fund  assets or  any credit  enhancement  with respect  to a  Series,  such rating  might  also be lowered or  withdrawn because of, among  other reasons, an adverse  change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

     The amount, type  and nature of credit enhancement,  if any, established with  respect to a Series  of Securities will  be determined on  the basis of criteria established  by each  Rating Agency rating  Classes of  such Series.
Such criteria are sometimes based upon an actuarial analysis  of the behavior of mortgage  loans in a larger group.  Such  analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required
with  respect  to  each such  Class.   There  can  be no  assurance  that the
historical  data supporting  any  such  actuarial  analysis  will  accurately reflect  future experience nor  any assurance  that the  data derived  from a large pool of mortgage loans accurately predicts the delinquency, foreclosure
or  loss experience of  any particular  pool of Loans.   No assurance  can be
given that values  of any Properties  have remained or  will remain at  their levels on the respective  dates of origination of the related  Loans.  If the residential real  estate  markets should  experience  an overall  decline  in property values such that the Principal Balances of the Loans in a particular
Trust Fund and any secondary financing on the related Properties become equal to or greater than the value of such Properties, the rates  of delinquencies, foreclosures and losses could be  higher than those now generally experienced in the mortgage lending industry.  In additional, adverse economic conditions
(which may  or may  not affect real  property values)  may affect  the timely payment by  mortgagors of scheduled payments of  principal of and interest on the  Loans and,  accordingly,  the rates  of delinquencies,  foreclosures and losses with respect to any  Trust Fund.  To the  extent that such losses  are not covered by  credit enhancement, such  losses will be  borne, at least  in part, by the Holders of one or more  Classes of the Securities of the related
Series.

                               LEGAL INVESTMENT

     Unless otherwise  specified in  the related  Prospectus Supplement,  the
Securities will  not  constitute  "mortgage-related  securities"  within  the
meaning of  SMMEA.   Accordingly,  investors  whose investment  authority  is
subject  to legal  restrictions should  consult their  own legal  advisors to determine  whether  and  to  what  extent  the  Securities  constitute  legal investments for them.

                             PLAN OF DISTRIBUTION

     The Depositor may offer each  Series of Securities through Bear, Stearns
& Co. Inc. ("Bear Stearns") or one or more other firms that may be designated at the time of each offering  of such Securities.  The participation of  Bear
Stearns in any  offering will comply  with Schedule E to  the By-Laws of  the
National Association of  Securities Dealers, Inc.   The Prospectus Supplement
relating to each  Series of Securities will  set forth the specific  terms of the offering  of such  Series of  Securities and  of each  Class within  such
Series, the  names of the underwriters, the purchase price of the Securities, the proceeds to  the Depositor  from such  sale, any  securities exchange  on which the  Securities may be  listed, and, if applicable,  the initial public offering prices,  the discounts and  commissions to the underwriters  and any discounts and concessions allowed or reallowed to certain dealers.  The place and time of delivery of each  Series of Securities will also be set  forth in
the  Prospectus Supplement  relating  to such  Series.   Bear  Stearns is  an
affiliate of the Depositor.

                              GLOSSARY OF TERMS

     The following are  abbreviated definitions of certain  capitalized terms
used  in this  Prospectus.    Unless otherwise  provided  in a  "Supplemental
Glossary" in the  Prospectus Supplement for a Series,  such definitions shall
apply  to  capitalized  terms  used  in  such  Prospectus  Supplement.    The
definitions may vary from those in the related Agreement for a Series and the related Agreement for a Series  generally provides a more complete definition of  certain of the terms.  Reference  should be made to the related Agreement for a Series for a more complete definition of such terms.

     "Advance" means cash advanced by the Servicer in respect of delinquent payments of principal of and interest on a Loan, and for any other purposes specified in the related Prospectus Supplement.

     "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and, with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

     "Asset Group" means, with respect to the Primary Assets and other assets comprising the Trust Fund of a Series, a group of such Primary Assets and other assets having the characteristics described in the related Prospectus
Supplement.

     "Bankruptcy Code"  means the federal  bankruptcy code, 11  United States
Code 101 et seq., and related rules and regulations promulgated thereunder.

     "Business Day" means a day that, in the City of New York or in the city or cities in which the corporate trust office of the applicable Trustee is located, is neither a legal holiday nor a day on which banking institutions are authorized or obligated by law, regulations or executive order to be closed.

     "Closing Date" means, with respect to a Series, the date specified in the related Prospectus Supplement as the date on which Securities of such Series are first issued.

     "Combined Loan-to-Value Ratio" means, with respect to a Loan, the ratio determined as set forth in the related Prospectus Supplement taking into account the amounts of any related senior mortgage loans on the related
Mortgaged Property.

     "Compound Interest Security" means any Security of a Series on which all or a portion of the interest accrued thereon is added to the principal balance of such Security on each Distribution Date, through the Accrual
Termination Date, and with respect to which no interest shall be payable until such Accrual Termination Date, after which interest payments will be made on the Compound Value thereof.

     "Compound Value"  means, with  respect to a  Class of  Compound Interest
Securities, the original principal balance of such Class, plus all accrued and unpaid interest, if any, previously added to the principal balance thereof and reduced by any payments of principal previously made on such Class of Compound Interest Securities.

     "Condominium" means a form of ownership of real property wherein each owner is entitled to the exclusive ownership and possession of his or her individual Condominium Unit and also owns a proportionate undivided interest in all parts of the Condominium Building (other than the individual
Condominium Units) and all areas or facilities, if any, for the common use of the Condominium Units.

     "Condominium Building" means a multi-unit building or buildings, or a group of buildings whether or not attached to each other, located on property subject to Condominium ownership.

     "Condominium Unit"  means an  individual housing  unit in  a Condominium
Building.

     "Cooperative" means a corporation owned by tenant-stockholders who, through the ownership of stock, shares or membership securities in the corporation, receives proprietary leases or occupancy agreements that confer exclusive rights to occupy specific units and that is described in Section
216 of the Code.

     "Cooperative Dwelling" means an individual housing unit in a building owned by a Cooperative.

     "Cut-off  Date"  means  the  date  designated as  such  in  the  related
Prospectus Supplement for a Series.

     "Deferred Interest" means the excess of the interest accrued on the Principal Balance of a Loan during a specified period over the amount of interest required to be paid by an obligor on such Loan on the related Due
Date.

     "Deposit   Agreement"  means   a  guaranteed   investment  contract   or
reinvestment agreement  providing for the investment of  funds held in a fund or  account,  guaranteeing a  minimum  or  a  fixed  rate of  return  on  the investment of moneys deposited therein.

     "Disqualified  Organization" means  the  United  States,  any  State  or political  subdivision  thereof, any  possession  of the  United  States, any
foreign   government,  any  international  organization,  or  any  agency  or instrumentality  of any  of  the  foregoing, a  rural  electric or  telephone cooperative described  in section  1381(a)(2)(C) of the  Code, or  any entity exempt from the tax imposed by sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income.

     "Distribution Date" means, with respect to a Series or Class of Securities, each date specified as a distribution date for such Series or Class in the related Prospectus Supplement.

     "Due  Date" means  each date,  as  specified in  the related  Prospectus
Supplement for a Series, on which any payment of principal or interest is due and payable by the obligor on any Primary Asset pursuant to the terms thereof.

     "Eligible Investments" means any one or more of the obligations or securities described as such in the related Agreement.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" means an event of default under and as specified in the related Agreement.

     "FHLMC" means the Federal Home Loan Mortgage Corporation.

     "Final Scheduled Distribution Date" means, with respect to a Class of Notes of a Series, the date no later than which principal thereof will be fully paid and with respect to a Class of Certificates of a Series, the date after which no Certificates of such Class will remain outstanding, in each case based on the assumptions set forth in the related Prospectus Supplement.

     "Holder" means the person or entity in whose name a Security is registered.

     "Insurance Policies" means certain mortgage insurance, hazard insurance and other insurance policies maintained with respect to the Loans.

     "Insurance Proceeds" means amount paid by the insurer under any of the Insurance Policies covering any Loan or Mortgaged Property.

     "Interest Only Securities" means a Class of Securities entitled solely or primarily to distributions of interest and that is identified as such in the related Prospectus Supplement.

     "Lifetime Rate Cap" means the lifetime limit if any, on the Loan Rate during the life of each adjustable rate Loan.

     "Loan  Rate"  means,  unless  otherwise   indicated  herein  or  in  the
Prospectus Supplement, the interest rate borne by a Loan.

     "Loan-to-Value  Ratio"   means,  with  respect  to  a  Loan,  the  ratio
determined as set forth in the related Prospectus Supplement.

     "Minimum Principal Payment Agreement" means a minimum principal payment agreement with an entity meeting the criteria of the Rating Agencies.

     "Mortgage" means the mortgage, deed of trust or other similar security instrument securing a Mortgage Note, as the context may require.

     "Mortgage Note" means the note or other evidence of indebtedness of a Mortgagor under the Loan.

     "Mortgaged Property" means the related property subject to a Mortgage.

     "Mortgagor" means the obligor on a Mortgage Note.

     "1986 Act" means the Tax Reform Act of 1986.

     "Notional Amount" means  the amount set forth in  the related Prospectus
Supplement for a Class of Interest Only Securities.

     "PAC"  ("Planned  Amortization  Class  Securities")  means  a  Class  of
Securities of a Series on which payments of principal are made in accordance with a schedule specified in the related Prospectus Supplement, based on certain assumptions stated therein.

     "Participating Securities" means Securities entitled to receive payments of principal and interest and an additional return on investment as described in the related Prospectus Supplement.

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof.

     "Primary Assets" means the Private Securities and/or Loans, as the case may be, that are included in the Trust Fund for such Series. A Primary Asset refers to a specific Private Security or Loan, as the case may be.

     "Principal Balance" means, with respect to a Primary Asset and as of a Due Date, the original principal amount of the Primary Asset, plus the amount of any Deferred Interest added to such principal amount, reduced by all payments, both scheduled or otherwise, received on such Primary Asset prior to such Due Date and applied to principal in accordance with the terms of the Primary Asset.

     "Principal Only Securities" means a Class of Securities entitled solely or primarily to distributions of principal and identified as such in the Prospectus Supplement.

     "Private Security"  means  a participation  or pass-through  certificate
representing   a  fractional,  undivided  interest  in  Underlying  Loans  or collateralized obligations secured by Underlying Loans.

     "Property" means either a Home Improvement or a Mortgaged Property securing a Loan, as the context requires.

     "Regular Interest" means a regular interest in a REMIC.

     "REMIC Administrator" means the Person, if any, specified in the related
Prospectus Supplement for a Series for which a REMIC election is made, to serve as administrator of the Series.

     "REO Property" means real property that secured a defaulted Loan, beneficial ownership of which has been acquired upon foreclosure, deed in lieu of foreclosure, repossession or otherwise.

     "Residual Interest" means a residual interest in a REMIC.

     "Retained Interest" means, with respect to a Primary Asset, the amount or percentage specified in the related Prospectus Supplement that is not included in the Trust Fund for the related Series.

     "Scheduled Payments" means the scheduled payments of principal and interest to be made by the borrower on a Primary Asset.

     "Senior Securities" means a Class of Securities as to which the Holders' rights to receive distributions of principal and interest are senior to the rights of Subordinated Securityholders, to the extent specified in the related Prospectus Supplement.

     "Series" means a separate series of Securities sold pursuant to this Prospectus and the related Prospectus Supplement.

     "Servicer" means, with respect to a Series relating to Loans, the Person if any, designated in the related Prospectus Supplement to service Loans for that Series, or the successors or assigns of such Person.

     "Single Family Property" means property securing a Loan consisting of one- to four-family attached or detached residential housing, including
Cooperative Dwellings.

     "Stripped   Securities"  means   Pass-Through  Securities   representing
interests in Primary  Assets with respect  to which all or  a portion of  the principal payments have been separated from all  or a portion of the interest payments.

     "Subordinated Securityholder" means a Holder of a Subordinated Security.

     "Subordinated Securities" means a Class of Securities as to which the rights of Holders to receive distributions of principal, interest or both is subordinated to the rights of Holders of Senior Securities, and may be allocated losses and shortfalls prior to the allocation thereof to other
Classes of Securities, to the extent and under the circumstances specified in the related Prospectus Supplement.

     "Trustee" means the trustee under the applicable Agreement, and its successors.

     "Trust  Fund" means, with respect to any Series of Securities, the trust holding all money,  instruments, securities and other property, including all proceeds thereof,  held, with respect  to a  Series of Certificates,  for the benefit  of  the Holders  by  the  Trustee under  the  Pooling  and Servicing
Agreement or Trust Agreement  or, with respect to a Series  of Notes, pledged to  the Indenture  Trustee as  security  for such  Notes, including,  without limitation, the Primary  Assets (except any Retained  Interests), all amounts
in   the  Distribution  Account(s),  Collection  Account  or  Reserve  Funds,
distributions on the Primary Assets (net of servicing fees), and reinvestment earnings on such net distributions and any Enhancement and all other property and  interest  held by  or pledged  to  the Trustee  pursuant to  the related
Agreement for such Series.

     "Variable Interest Security" means a Security on which interest accrues at a rate that is adjusted, based upon a predetermined index, at fixed periodic intervals, all as set forth in the related Prospectus Supplement.

     "Zero Coupon Security" means a Security entitled to receive payments of principal only.











                                   PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering of the Securities, other than underwriting discounts and commissions:





     SEC Registration Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $295.00
     Trustee's Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Printing and Engraving . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Legal Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Blue Sky Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Accounting Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Rating Agency Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $


     All amounts, except the SEC Registration Fee, are estimates of expenses incurred or to be incurred.
     To be completed by amendment.

ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Article TWELFTH of the Certificate of Incorporation of the Issuer provides for the indemnification of any person who is or was an officer or director of the Issuer with respect to actions taken or omitted by such person in any capacity in which such person serves or served the Issuer, to the full extent authorized or permitted by Section 145 of the Delaware General Corporation Law.


ITEM 16.  EXHIBITS.

     (a)  FINANCIAL STATEMENTS:

          NONE.

     (b)  EXHIBITS:

           1.1 --Form of Underwriting Agreement.
           4.1 --Form of Indenture.
           4.2 --Form of Pooling and Servicing Agreement.
           4.3 --Form of Purchase Agreement.
           4.4 --Form of Trust Agreement.
           5.1 --Opinion of Brown & Wood LLP with respect to
                      the securities being registered.
           8.1 --Opinion of Brown & Wood LLP with respect to
                      tax matters (included as part of Exhibit
                      5.1).
          10.1 --Form of Sale and Servicing Agreement.
          23.1 --Consent of Brown & Wood LLP (included as
                      part of Exhibit 5.1).
          24.1 --Powers of Attorney of Directors and
                      Officers of Issuer (included on signature page).
          25.1 --Statement of Eligibility and Qualification of Trustee. To be filed by amendment.


ITEM 17.  UNDERTAKINGS.

          The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance on Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to part of this registration statement as of the time it was declared effective.

     For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 26th day of March, 1998.

                                   BEAR STEARNS ASSET BACKED
                                     SECURITIES, INC.


                                   By:   /s/Patricia A. Jehle
                                        -----------------------------------

-----------------


                                   Patricia A. Jehle
                                   President

                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Patricia A. Jehle and William J. Montgoris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     Signature Title     Date
     --------- -----     ----

 /s/Patricia A. Jehle              President, Chief    March 26, 1998
------------------------------
       Patricia A. Jehle        Executive Officer and
       Director (Principal
       Executive Officer)

 /s/William J. Montgoris           Executive Vice President March 26, 1998
------------------------------
  William J. Montgoris     and Treasurer (Principal
       Financial and Accounting
       Officer)

 /s/Warren J. Spector              Director       March 26, 1998
------------------------------
    Warren J. Spector


 /s/Juliana C. Johnson             Director  March 26, 1998
------------------------------


     Juliana C. Johnson